UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022 through October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report
J.P. Morgan Specialty Funds
October 31, 2023
JPMorgan Research Market Neutral Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets.
Prospective investors should refer to the Fund's prospectuses for a discussion of the Fund's investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
December 14, 2023 (Unaudited)
Dear Shareholder,
While the U.S. economy generally performed well this year, global economic growth has been uneven in the face of elevated interest rates and heightened geopolitical tensions. Equity markets largely outperformed fixed income markets for the twelve months ended October 31, 2023, though rising yields lifted investor demand for certain types of bonds.

"The strong performance of financial
markets in 2023 created wider
differences in equity valuations that
may provide attractive opportunities
for investors. Additionally, interest
rate reductions next year could
benefit high-quality fixed income
investments.”
— Brian S. Shlissel

Inflationary pressures have receded sufficiently so far that the U.S. Federal Reserve declined to raise interest rates since September 2023 and signaled it may reduce rates three times in 2024. Both the European Central Bank and the Bank of England also declined to raise interest rates in the third quarter of 2023. Financial markets largely responded positively to the central banks’ policy stances, though the view that interest rates could remain “higher for longer” appeared to temper investor optimism.
Overall, corporate earnings and revenues within developed markets generally continued to grow through the first three quarters of 2023, though certain surveys indicated many businesses anticipate demand to slow next year. Emerging markets experienced a wider dispersion in economic performance and corporate results, partly due to slower economic growth in China, post-pandemic changes to global supply chains and elevated debt servicing costs.
While some assert that the risk of economic recession has receded in 2023, the risk remains. China’s struggling property sector could further undermine economic growth and spill over to certain commodity exporting nations. Additionally, there is no clear timing with regard to the resolution of the war in Ukraine, which continues to impact global energy and grain supplies. The Israel-Hamas conflict has the potential to both widen militarily and to impact international trade and prices for energy and food. However, financial markets have generally continued to function without major disruptions during the period.
The strong performance of financial markets has created wider differences in equity valuations that may provide attractive opportunities for investors. Additionally, interest rate reductions next year could benefit high-quality fixed income investments.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

October 31, 2023	J.P. Morgan Specialty Funds	1

JPMorgan Research Market Neutral Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	10.57%
ICE BofA 3-Month US Treasury Bill Index	4.80%
Net Assets as of 10/31/2023 (In Thousands)	$221,490
INVESTMENT OBJECTIVE**
The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.
HOW DID THE MARKET PERFORM?
Equity markets continued to outperform bond markets during the period, generating positive returns largely due to gains made during the first half of 2023. Following a surge in U.S. equity prices, investors largely sought lower equity valuations in international markets in the second half of the period.
Overall, equities in international developed markets outperformed both emerging market and U.S. equities. Growth stocks and large capitalization stocks largely outperformed value stocks and mid cap and small cap stocks. Within fixed income markets, emerging markets debt and lower-rated bonds in developed markets generally outperformed U.S. Treasuries.
While the U.S. Federal Reserve, the European Central Bank and The Bank of England continued to raise interest rates at regular intervals through the first half of 2023, declining inflationary pressures allowed all three central banks to withhold further increases at the end of the reporting period.
Corporate earnings were generally better-than-expected for most of the period but results for the third quarter of 2023 showed some slowing in earnings and revenue growth. Tight labor markets in the U.S. eased somewhat in the final months of the period and the jobless rate rose to 3.8% in October 2023, which raised investor expectations that inflation would continue to slow.
Global energy prices largely fell during the period amid slowing demand from China and leading industrialized nations. Crude oil prices spiked briefly in September 2023 when Saudi Arabia and Russia extended production cuts and again in early October at the outbreak of the Israel-Hamas conflict. However, global petroleum prices receded by the end of the period as economic data, including U.S. gasoline consumption, continued to indicate slowing global demand.
Notably, financial sector stocks were roiled by the collapse of Silicon Valley Bank in late March 2023, followed closely by the failures of Signature Bank and Credit Suisse. In each case, government regulators moved to prevent the erosion of consumer and investor confidence in the banking system.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the ICE BofA 3-Month US Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2023. The Fund’s allocation to equities drove its outperformance relative to the Benchmark, which is made up of short-term government bonds and includes no equities.
The Fund’s security selection in the media and software & hardware sectors was a leading contributor to absolute performance, while the Fund’s security selection in the industrial cyclical and utilities sectors was a leading detractor from absolute relative performance.
Leading individual contributors to performance included the Fund’s long positions in Meta Platforms Inc., NXP Semiconductors NV and Seagate Technology Holdings PLC. Shares of Meta Platforms, operator of Facebook and other interactive media, rose amid a general surge in large capitalization technology stocks. Shares of NXP Semiconductors, a Dutch semiconductor manufacturer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue amid strong global demand for semiconductors. Shares of Seagate Technology Holdings, a data storage and computer hardware maker based in Ireland, rose after the company reported consecutive quarters of better-than-expected earnings during the period.
Leading individual detractors from relative performance included the Fund’s short positions in Applied Materials Inc., General Electric Co. and Boeing Co. Shares of Applied Materials, a provider of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2023 and raised its earnings forecast. Shares of General Electric, an industrial conglomerate, rose after the company reported consecutive quarters of better-than-expected earnings. Shares of Boeing, an aircraft and aerospace manufacturer, rose amid better-than-expected earnings in the second quarter of 2023 and continued demand for aerospace and military hardware during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and

2	J.P. Morgan Specialty Funds	October 31, 2023

mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top quintiles for potential long positions in stocks that they believed were undervalued and the bottom quintiles for potential short positions in stocks that they believed were overvalued.

October 31, 2023	J.P. Morgan Specialty Funds	3

JPMorgan Research Market Neutral Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Progressive Corp. (The)	1.9%
2.	NXP Semiconductors NV (China)	1.9
3.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1.7
4.	Meta Platforms, Inc., Class A	1.7
5.	Seagate Technology Holdings plc	1.6
6.	Amazon.com, Inc.	1.5
7.	Mastercard, Inc., Class A	1.4
8.	NVIDIA Corp.	1.4
9.	Howmet Aerospace, Inc.	1.3
10.	Endeavor Group Holdings, Inc., Class A	1.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Applied Materials, Inc.	2.9%
2.	Broadcom, Inc.	2.9
3.	Cisco Systems, Inc.	2.4
4.	Microchip Technology, Inc.	2.1
5.	Kroger Co. (The)	2.0
6.	Hewlett Packard Enterprise Co.	1.8
7.	Fox Corp., Class A	1.7
8.	Intel Corp.	1.5
9.	NetApp, Inc.	1.5
10.	Apple, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	18.2%
Financials	14.8
Industrials	8.9
Consumer Discretionary	7.8
Health Care	7.4
Communication Services	6.5
Consumer Staples	3.8
Energy	3.1
Utilities	2.9
Real Estate	1.9
Materials	1.3
Short-Term Investments	23.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	22.4%
Financials	18.3
Industrials	16.2
Health Care	9.5
Consumer Staples	7.8
Communication Services	7.7
Consumer Discretionary	6.9
Utilities	4.5
Energy	3.3
Real Estate	2.5
Materials	0.9

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Specialty Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge *		4.55%	3.61%	2.13%
Without Sales Charge		10.35	4.73	2.68
CLASS C SHARES	November 2, 2009
With CDSC **		8.68	4.20	2.26
Without CDSC		9.68	4.20	2.26
CLASS I SHARES	November 2, 2009	10.57	5.00	2.94

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/13 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Research Market Neutral Fund and ICE BofA 3-Month US Treasury Bill Index from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Specialty Funds	5

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 100.4%
Common Stocks — 77.0%
Aerospace & Defense — 1.8%
Howmet Aerospace, Inc. (a)	64	2,809
RTX Corp.	14	1,131
		3,940
Air Freight & Logistics — 0.3%
FedEx Corp.	—	96
United Parcel Service, Inc., Class B	4	535
		631
Automobile Components — 0.5%
Aptiv plc *	5	395
Lear Corp.	1	139
Mobileye Global, Inc., Class A (Israel) *	15	539
		1,073
Banks — 2.7%
Bank of America Corp.	32	836
Fifth Third Bancorp	61	1,447
First Citizens BancShares, Inc., Class A	1	616
KeyCorp	30	311
Truist Financial Corp.	30	851
Wells Fargo & Co. (a)	46	1,827
		5,888
Beverages — 1.0%
Coca-Cola Co. (The)	7	412
Keurig Dr Pepper, Inc.	4	114
Monster Beverage Corp. *	24	1,241
PepsiCo, Inc.	3	388
		2,155
Biotechnology — 3.9%
AbbVie, Inc.	16	2,228
Biogen, Inc. *	6	1,592
BioMarin Pharmaceutical, Inc. *	13	1,068
Regeneron Pharmaceuticals, Inc. *	2	1,620
Sarepta Therapeutics, Inc. *	11	727
Vertex Pharmaceuticals, Inc. * (a)	4	1,434
		8,669
Broadline Retail — 1.5%
Amazon.com, Inc. * (a)	25	3,357
Building Products — 1.1%
Trane Technologies plc	13	2,478
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 3.6%
Charles Schwab Corp. (The)	39	2,013
CME Group, Inc.	8	1,613
Morgan Stanley	6	446
Raymond James Financial, Inc.	27	2,567
S&P Global, Inc.	4	1,421
		8,060
Chemicals — 0.5%
Air Products and Chemicals, Inc. (a)	2	527
Dow, Inc.	2	90
Linde plc	1	397
		1,014
Commercial Services & Supplies — 0.7%
Waste Connections, Inc.	11	1,475
Communications Equipment — 0.3%
Arista Networks, Inc. *	3	633
Construction Materials — 0.7%
Martin Marietta Materials, Inc.	4	1,594
Consumer Staples Distribution & Retail — 1.1%
Costco Wholesale Corp.	3	1,907
Maplebear, Inc. *	19	465
		2,372
Containers & Packaging — 0.1%
Crown Holdings, Inc.	3	216
Diversified REITs — 0.1%
WP Carey, Inc.	5	283
Electric Utilities — 1.8%
Entergy Corp.	3	328
NextEra Energy, Inc.	18	1,029
PG&E Corp. *	109	1,771
Southern Co. (The)	13	879
		4,007
Electrical Equipment — 0.3%
Eaton Corp. plc	3	723
Electronic Equipment, Instruments & Components — 1.0%
Corning, Inc.	71	1,901
Keysight Technologies, Inc. *	3	414
		2,315
SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. Morgan Specialty Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Energy Equipment & Services — 0.6%
Baker Hughes Co.	18	632
Schlumberger NV	12	636
		1,268
Entertainment — 2.6%
Endeavor Group Holdings, Inc., Class A (a)	120	2,729
Take-Two Interactive Software, Inc. *	7	1,007
Warner Bros Discovery, Inc. *	75	745
Warner Music Group Corp., Class A	42	1,308
		5,789
Financial Services — 4.5%
Block, Inc. *	29	1,153
Fidelity National Information Services, Inc.	33	1,625
Fiserv, Inc. * (a)	12	1,382
FleetCor Technologies, Inc. *	7	1,567
Mastercard, Inc., Class A (a)	8	3,192
WEX, Inc. *	6	943
		9,862
Food Products — 0.5%
Hershey Co. (The)	1	115
Mondelez International, Inc., Class A	16	1,060
		1,175
Ground Transportation — 1.7%
Canadian National Railway Co. (Canada)	2	213
CSX Corp.	10	291
Norfolk Southern Corp.	3	575
Old Dominion Freight Line, Inc.	1	470
Uber Technologies, Inc. * (a)	34	1,479
Union Pacific Corp.	2	326
XPO, Inc. *	5	415
		3,769
Health Care Equipment & Supplies — 1.1%
Boston Scientific Corp. *	19	967
Intuitive Surgical, Inc. *	1	429
Stryker Corp.	4	1,020
		2,416
Health Care Providers & Services — 1.3%
Centene Corp. *	3	195
HCA Healthcare, Inc.	1	285
Humana, Inc.	1	220
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued
McKesson Corp.	1	502
UnitedHealth Group, Inc. (a)	3	1,744
		2,946
Health Care REITs — 0.0% ^
Ventas, Inc.	1	61
Hotels, Restaurants & Leisure — 2.7%
Booking Holdings, Inc. *	—	265
Chipotle Mexican Grill, Inc. *	1	1,420
Expedia Group, Inc. *	8	778
Hilton Worldwide Holdings, Inc.	4	608
Royal Caribbean Cruises Ltd. *	12	996
Yum! Brands, Inc. (a)	16	1,919
		5,986
Household Products — 0.4%
Church & Dwight Co., Inc.	10	940
Industrial Conglomerates — 1.0%
Honeywell International, Inc. (a)	12	2,114
Industrial REITs — 0.2%
Prologis, Inc.	5	482
Insurance — 4.2%
Chubb Ltd.	3	714
Globe Life, Inc.	18	2,098
MetLife, Inc.	6	326
Progressive Corp. (The) (a)	27	4,310
Travelers Cos., Inc. (The)	11	1,765
		9,213
Interactive Media & Services — 2.6%
Alphabet, Inc., Class A *	6	810
Meta Platforms, Inc., Class A * (a)	13	3,792
Pinterest, Inc., Class A *	35	1,046
		5,648
IT Services — 0.4%
Cognizant Technology Solutions Corp., Class A	4	275
MongoDB, Inc. *	1	275
Snowflake, Inc., Class A *	2	261
		811
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Specialty Funds	7

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Life Sciences Tools & Services — 0.5%
Danaher Corp.	5	915
Thermo Fisher Scientific, Inc.	—	226
		1,141
Machinery — 1.6%
Deere & Co. (a)	4	1,672
Dover Corp.	7	868
Ingersoll Rand, Inc.	17	1,009
		3,549
Media — 1.1%
Charter Communications, Inc., Class A *	2	651
Comcast Corp., Class A	10	429
Liberty Media Corp-Liberty SiriusXM, Class A *	59	1,443
		2,523
Multi-Utilities — 1.1%
CenterPoint Energy, Inc.	24	633
CMS Energy Corp.	12	627
Dominion Energy, Inc.	6	250
Public Service Enterprise Group, Inc.	16	1,007
		2,517
Oil, Gas & Consumable Fuels — 2.5%
Cheniere Energy, Inc.	3	590
ConocoPhillips	7	813
Diamondback Energy, Inc.	5	882
EOG Resources, Inc.	8	1,003
Exxon Mobil Corp.	13	1,344
Marathon Oil Corp.	13	345
Targa Resources Corp.	8	639
		5,616
Personal Care Products — 0.8%
Estee Lauder Cos., Inc. (The), Class A	9	1,242
Kenvue, Inc.	28	516
		1,758
Pharmaceuticals — 0.6%
Bristol-Myers Squibb Co. (a)	19	992
Elanco Animal Health, Inc. *	30	266
		1,258
Professional Services — 0.2%
Booz Allen Hamilton Holding Corp.	4	523
INVESTMENTS	SHARES (000)	VALUE ($000)

Residential REITs — 0.2%
Sun Communities, Inc.	2	221
UDR, Inc.	7	229
		450
Retail REITs — 0.1%
Kimco Realty Corp.	8	138
Semiconductors & Semiconductor Equipment — 10.3%
Advanced Micro Devices, Inc. * (a)	22	2,118
Analog Devices, Inc. (a)	16	2,512
ASML Holding NV (Registered), NYRS (Netherlands)	1	744
Marvell Technology, Inc.	11	500
Micron Technology, Inc.	25	1,676
Monolithic Power Systems, Inc.	1	596
NVIDIA Corp. (a)	8	3,096
NXP Semiconductors NV (China) (a)	24	4,170
ON Semiconductor Corp. *	5	295
Qorvo, Inc. *	5	426
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan) (a)	44	3,829
Teradyne, Inc.	10	831
Texas Instruments, Inc.	14	2,059
		22,852
Software — 3.5%
Adobe, Inc. *	1	517
Datadog, Inc., Class A *	2	197
Intuit, Inc. (a)	5	2,367
Microsoft Corp. (a)	5	1,669
Oracle Corp.	7	716
PTC, Inc. *	1	205
Roper Technologies, Inc.	2	793
Salesforce, Inc. *	4	824
ServiceNow, Inc. *	1	448
		7,736
Specialized REITs — 1.2%
American Tower Corp.	1	223
Digital Realty Trust, Inc.	20	2,511
		2,734
Specialty Retail — 3.2%
AutoNation, Inc. *	4	524
AutoZone, Inc. *	—	864
Best Buy Co., Inc.	19	1,234
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Specialty Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Specialty Retail — continued
Burlington Stores, Inc. *	12	1,472
Lowe's Cos., Inc.	11	2,053
O'Reilly Automotive, Inc. * (a)	1	894
		7,041
Technology Hardware, Storage & Peripherals — 2.8%
Dell Technologies, Inc., Class C	27	1,849
Seagate Technology Holdings plc	53	3,620
Western Digital Corp. *	18	710
		6,179
Trading Companies & Distributors — 0.3%
United Rentals, Inc.	1	216
WW Grainger, Inc.	—	377
		593
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	4	510
Total Common Stocks (Cost $156,817)		170,481
	PRINCIPAL AMOUNT (000)
Short-Term Investments — 23.4%
U.S. Treasury Obligations — 18.8%
U.S. Treasury Bills
5.33%, 11/7/2023(b)	12,000	11,989
5.39%, 12/5/2023(b)	10,500	10,448
5.39%, 1/4/2024(b)	10,500	10,401
5.41%, 1/11/2024(b)	9,000	8,906
Total U.S. Treasury Obligations (Cost $41,742)		41,744
	SHARES (000)
Investment Companies — 4.6%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (c) (d)(Cost $10,235)	10,232	10,236
Total Short-Term Investments (Cost $51,977)		51,980
Total Long Positions (Cost $208,794)		222,461
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — (73.9)%
Common Stocks — (73.9)%
Aerospace & Defense — (2.3)%
Boeing Co. (The) *	(9)	(1,593)
General Dynamics Corp.	(5)	(1,186)
Huntington Ingalls Industries, Inc.	(4)	(906)
L3Harris Technologies, Inc.	(2)	(383)
Lockheed Martin Corp.	—	(109)
Northrop Grumman Corp.	(1)	(451)
Spirit AeroSystems Holdings, Inc., Class A *	(21)	(483)
(5,111)
Air Freight & Logistics — (0.5)%
CH Robinson Worldwide, Inc.	(7)	(569)
Expeditors International of Washington, Inc.	(5)	(598)
(1,167)
Automobile Components — (0.2)%
Autoliv, Inc. (Sweden)	(2)	(206)
BorgWarner, Inc.	(5)	(172)
Phinia, Inc.	—	—
(378)
Automobiles — (0.6)%
Ford Motor Co.	(90)	(880)
General Motors Co.	(14)	(385)
Harley-Davidson, Inc.	(3)	(77)
(1,342)
Banks — (1.6)%
Citizens Financial Group, Inc.	(24)	(564)
Comerica, Inc.	(5)	(212)
Huntington Bancshares, Inc.	(119)	(1,145)
M&T Bank Corp.	(5)	(555)
PNC Financial Services Group, Inc. (The)	(9)	(1,073)
(3,549)
Beverages — (0.6)%
Brown-Forman Corp., Class B	(4)	(224)
Molson Coors Beverage Co., Class B	(20)	(1,181)
(1,405)
Biotechnology — (1.8)%
Amgen, Inc.	(6)	(1,525)
Gilead Sciences, Inc.	(20)	(1,541)
Moderna, Inc. *	(13)	(1,020)
(4,086)
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Specialty Funds	9

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Broadline Retail — (0.8)%
eBay, Inc.	(43)	(1,677)
Building Products — (0.7)%
Allegion plc	(2)	(165)
Johnson Controls International plc	(25)	(1,218)
Masco Corp.	(1)	(61)
(1,444)
Capital Markets — (3.9)%
Bank of New York Mellon Corp. (The)	(22)	(928)
BlackRock, Inc.	(1)	(626)
FactSet Research Systems, Inc.	(3)	(1,182)
Franklin Resources, Inc.	(41)	(933)
Goldman Sachs Group, Inc. (The)	(3)	(977)
LPL Financial Holdings, Inc.	(4)	(835)
MSCI, Inc.	(1)	(650)
Nasdaq, Inc.	(30)	(1,502)
Northern Trust Corp.	(3)	(195)
T. Rowe Price Group, Inc.	(10)	(878)
(8,706)
Chemicals — (0.1)%
Westlake Corp.	(2)	(190)
Commercial Services & Supplies — (0.1)%
Waste Management, Inc.	(1)	(171)
Communications Equipment — (2.7)%
Cisco Systems, Inc.	(74)	(3,865)
Juniper Networks, Inc.	(78)	(2,104)
(5,969)
Consumer Finance — (1.1)%
American Express Co.	(3)	(517)
Discover Financial Services	(4)	(311)
Synchrony Financial	(57)	(1,602)
(2,430)
Consumer Staples Distribution & Retail — (3.6)%
Dollar General Corp.	(3)	(323)
Kroger Co. (The)	(71)	(3,196)
Sysco Corp.	(35)	(2,343)
Walgreens Boots Alliance, Inc.	(40)	(851)
Walmart, Inc.	(8)	(1,265)
(7,978)
INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — (0.5)%
Ball Corp.	(3)	(134)
International Paper Co.	(31)	(1,061)
(1,195)
Diversified Telecommunication Services — (0.9)%
AT&T, Inc.	(45)	(691)
Verizon Communications, Inc.	(37)	(1,304)
(1,995)
Electric Utilities — (3.0)%
American Electric Power Co., Inc.	(19)	(1,456)
Edison International	(17)	(1,073)
Eversource Energy	(21)	(1,110)
Exelon Corp.	(19)	(720)
FirstEnergy Corp.	(40)	(1,424)
Xcel Energy, Inc.	(15)	(902)
(6,685)
Electrical Equipment — (0.9)%
Acuity Brands, Inc.	(9)	(1,501)
Hubbell, Inc.	(1)	(229)
Rockwell Automation, Inc.	(1)	(169)
(1,899)
Energy Equipment & Services — (0.3)%
Halliburton Co.	(17)	(680)
Entertainment — (0.8)%
Electronic Arts, Inc.	(15)	(1,858)
Financial Services — (2.9)%
Corebridge Financial, Inc.	(11)	(223)
Global Payments, Inc.	(8)	(850)
PayPal Holdings, Inc. *	(23)	(1,204)
Toast, Inc., Class A *	(30)	(476)
Voya Financial, Inc.	(27)	(1,784)
Western Union Co. (The)	(165)	(1,868)
(6,405)
Food Products — (1.5)%
Campbell Soup Co.	(29)	(1,179)
General Mills, Inc.	(17)	(1,111)
Kraft Heinz Co. (The)	(33)	(1,033)
(3,323)
Gas Utilities — (0.3)%
National Fuel Gas Co.	(13)	(662)
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Specialty Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Ground Transportation — (0.4)%
Heartland Express, Inc.	(24)	(281)
JB Hunt Transport Services, Inc.	(2)	(270)
Werner Enterprises, Inc.	(8)	(287)
(838)
Health Care Equipment & Supplies — (0.4)%
Abbott Laboratories	(2)	(219)
Dentsply Sirona, Inc.	(12)	(358)
Medtronic plc	(5)	(317)
(894)
Health Care Providers & Services — (0.7)%
Henry Schein, Inc. *	(12)	(785)
Quest Diagnostics, Inc.	(6)	(746)
(1,531)
Hotels, Restaurants & Leisure — (1.1)%
Carnival Corp. *	(29)	(334)
Starbucks Corp.	(22)	(2,022)
(2,356)
Household Durables — (0.5)%
DR Horton, Inc.	(3)	(331)
Mohawk Industries, Inc. *	(4)	(275)
NVR, Inc. *	—	(81)
PulteGroup, Inc.	(6)	(443)
(1,130)
Industrial Conglomerates — (0.5)%
3M Co.	(13)	(1,221)
Insurance — (4.0)%
Aflac, Inc.	(15)	(1,141)
Allstate Corp. (The)	(17)	(2,152)
American International Group, Inc.	(7)	(420)
Aon plc, Class A	(3)	(792)
Arthur J Gallagher & Co.	(3)	(801)
Hartford Financial Services Group, Inc. (The)	(3)	(230)
Kinsale Capital Group, Inc.	(1)	(297)
Marsh & McLennan Cos., Inc.	(3)	(599)
Principal Financial Group, Inc.	(13)	(894)
Prudential Financial, Inc.	(1)	(94)
Ryan Specialty Holdings, Inc. *	(15)	(636)
WR Berkley Corp.	(13)	(898)
(8,954)
INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — (0.6)%
Alphabet, Inc., Class C *	(5)	(669)
Snap, Inc., Class A *	(36)	(358)
ZoomInfo Technologies, Inc. *	(19)	(247)
(1,274)
IT Services — (1.4)%
Accenture plc, Class A	(2)	(551)
DXC Technology Co. *	(12)	(254)
EPAM Systems, Inc. *	(4)	(777)
Infosys Ltd. (India)	(25)	(416)
International Business Machines Corp.	(6)	(850)
Shopify, Inc. (Canada), Class A *	(7)	(318)
(3,166)
Life Sciences Tools & Services — (1.4)%
Agilent Technologies, Inc.	(7)	(715)
Bruker Corp.	(9)	(491)
Illumina, Inc. *	(4)	(436)
Mettler-Toledo International, Inc. *	—	(424)
Waters Corp. *	(4)	(991)
(3,057)
Machinery — (3.2)%
Caterpillar, Inc.	(1)	(273)
Donaldson Co., Inc.	(32)	(1,823)
IDEX Corp.	(5)	(984)
Illinois Tool Works, Inc.	(10)	(2,126)
PACCAR, Inc.	(8)	(681)
Stanley Black & Decker, Inc.	(14)	(1,178)
(7,065)
Media — (3.4)%
Fox Corp., Class A	(90)	(2,747)
Interpublic Group of Cos., Inc. (The)	(40)	(1,129)
Omnicom Group, Inc.	(26)	(1,988)
Paramount Global, Class B	(149)	(1,618)
(7,482)
Metals & Mining — (0.1)%
Freeport-McMoRan, Inc.	(5)	(167)
Office REITs — (0.2)%
Alexandria Real Estate Equities, Inc.	(2)	(184)
Orion Office REIT, Inc.	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Specialty Funds	11

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Office REITs — continued
SL Green Realty Corp.	(5)	(157)
Vornado Realty Trust	(9)	(169)
(510)
Oil, Gas & Consumable Fuels — (2.2)%
APA Corp.	(10)	(384)
Coterra Energy, Inc.	(23)	(620)
Devon Energy Corp.	(9)	(407)
Enbridge, Inc. (Canada)	(26)	(845)
Kinder Morgan, Inc.	(38)	(622)
Marathon Petroleum Corp.	(2)	(342)
ONEOK, Inc.	(5)	(329)
Valero Energy Corp.	(5)	(623)
Williams Cos., Inc. (The)	(17)	(597)
(4,769)
Passenger Airlines — (0.6)%
American Airlines Group, Inc. *	(62)	(687)
Delta Air Lines, Inc.	(6)	(200)
Southwest Airlines Co.	(20)	(444)
(1,331)
Pharmaceuticals — (2.7)%
Catalent, Inc. *	(7)	(238)
Eli Lilly & Co.	(3)	(1,914)
Johnson & Johnson	(6)	(843)
Merck & Co., Inc.	(13)	(1,351)
Pfizer, Inc.	(39)	(1,192)
Zoetis, Inc.	(3)	(427)
(5,965)
Professional Services — (2.2)%
Automatic Data Processing, Inc.	(2)	(529)
Ceridian HCM Holding, Inc. *	(20)	(1,276)
Equifax, Inc.	(1)	(210)
Paychex, Inc.	(9)	(1,024)
Paycom Software, Inc.	(5)	(1,099)
Robert Half, Inc.	(8)	(605)
Verisk Analytics, Inc.	(1)	(174)
(4,917)
Residential REITs — (0.1)%
AvalonBay Communities, Inc.	—	(84)
Equity LifeStyle Properties, Inc.	(3)	(184)
(268)
INVESTMENTS	SHARES (000)	VALUE ($000)

Retail REITs — (0.9)%
NNN REIT, Inc.	(13)	(480)
Simon Property Group, Inc.	(15)	(1,595)
(2,075)
Semiconductors & Semiconductor Equipment — (8.4)%
Applied Materials, Inc.	(36)	(4,772)
Broadcom, Inc.	(5)	(4,676)
Intel Corp.	(68)	(2,469)
KLA Corp.	(4)	(1,785)
Lam Research Corp.	(2)	(1,035)
Microchip Technology, Inc.	(49)	(3,498)
QUALCOMM, Inc.	(3)	(376)
(18,611)
Software — (0.5)%
Palantir Technologies, Inc., Class A *	(25)	(367)
UiPath, Inc., Class A *	(42)	(649)
(1,016)
Specialized REITs — (0.6)%
Extra Space Storage, Inc.	(4)	(368)
Iron Mountain, Inc.	(15)	(910)
(1,278)
Specialty Retail — (1.3)%
CarMax, Inc. *	(4)	(219)
Home Depot, Inc. (The)	(7)	(2,135)
Williams-Sonoma, Inc.	(3)	(468)
(2,822)
Technology Hardware, Storage & Peripherals — (3.5)%
Apple, Inc.	(14)	(2,377)
Hewlett Packard Enterprise Co.	(194)	(2,982)
NetApp, Inc.	(33)	(2,421)
Xerox Holdings Corp.	(6)	(76)
(7,856)
Textiles, Apparel & Luxury Goods — (0.7)%
NIKE, Inc., Class B	(12)	(1,249)
VF Corp.	(20)	(289)
(1,538)
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Specialty Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Trading Companies & Distributors — (0.6)%
Fastenal Co.	(24)	(1,371)
Total Common Stocks (Proceeds $(180,341))		(163,767)
Total Short Positions (Proceeds $(180,341))		(163,767)
Total Investments — 26.5% (Cost $28,453)		58,694
Other Assets Less Liabilities — 73.5%		162,796
Net Assets — 100.0%		221,490

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $29,972 and $161,903, respectively.
(b)	The rate shown is the effective yield as of October 31, 2023.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
Futures contracts outstanding as of October 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(13)	12/15/2023	USD	(2,738)	198

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Specialty Funds	13

STATEMENT OF ASSETS AND LIABILITIES
AS OF October 31, 2023
(Amounts in thousands, except per share amounts)

JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$212,225
Investments in affiliates, at value	10,236
Deposits at broker for futures contracts	424
Deposits at broker for securities sold short	161,903
Receivables:
Investment securities sold	1,320
Fund shares sold	146
Interest from non-affiliates	669
Dividends from non-affiliates	99
Dividends from affiliates	76
Total Assets	387,098
LIABILITIES:
Payables:
Securities sold short, at value	163,767
Dividend expense to non-affiliates on securities sold short	169
Investment securities purchased	996
Fund shares redeemed	468
Variation margin on futures contracts	22
Accrued liabilities:
Investment advisory fees	50
Administration fees	6
Distribution fees	6
Service fees	45
Custodian and accounting fees	7
Trustees’ and Chief Compliance Officer’s fees	— (a)
Other	72
Total Liabilities	165,608
Net Assets	$221,490

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Specialty Funds	October 31, 2023

JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$223,234
Total distributable earnings (loss)	(1,744)
Total Net Assets	$221,490
Net Assets:
Class A	$22,702
Class C	1,730
Class I	197,058
Total	$221,490
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,702
Class C	147
Class I	13,751
Net Asset Value (a):
Class A — Redemption price per share	$13.33
Class C — Offering price per share (b)	11.79
Class I — Offering and redemption price per share	14.33
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.07
Cost of investments in non-affiliates	$198,559
Cost of investments in affiliates	10,235
Proceeds from securities sold short	180,341

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Specialty Funds	15

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023
(Amounts in thousands)

JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$624
Interest income from non-affiliates on securities sold short	5,936
Dividend income from non-affiliates	1,817
Dividend income from affiliates	1,277
Total investment income	9,654
EXPENSES:
Investment advisory fees	609
Administration fees	131
Distribution fees:
Class A	55
Class C	12
Service fees:
Class A	55
Class C	4
Class I	376
Custodian and accounting fees	42
Professional fees	74
Trustees’ and Chief Compliance Officer’s fees	26
Printing and mailing costs	36
Registration and filing fees	62
Transfer agency fees (See Note 2.H.)	8
Dividend expense to non-affiliates on securities sold short	3,394
Other	10
Total expenses	4,894
Less fees waived	(291)
Less expense reimbursements	(2)
Net expenses	4,601
Net investment income (loss)	5,053
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,748
Investments in affiliates	5
Futures contracts	(182)
Securities sold short	(3,997)
Net realized gain (loss)	(2,426)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,919
Investments in affiliates	(1)
Futures contracts	199
Securities sold short	10,375
Change in net unrealized appreciation/depreciation	14,492
Net realized/unrealized gains (losses)	12,066
Change in net assets resulting from operations	$17,119
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Specialty Funds	October 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,053	$(669)
Net realized gain (loss)	(2,426)	841
Change in net unrealized appreciation/depreciation	14,492	(3,440)
Change in net assets resulting from operations	17,119	(3,268)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	46,025	69,424
NET ASSETS:
Change in net assets	63,144	66,156
Beginning of period	158,346	92,190
End of period	$221,490	$158,346
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Specialty Funds	17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,679	$8,418
Cost of shares redeemed	(7,025)	(4,824)
Change in net assets resulting from Class A capital transactions	654	3,594
Class C
Proceeds from shares issued	355	521
Cost of shares redeemed	(257)	(218)
Change in net assets resulting from Class C capital transactions	98	303
Class I
Proceeds from shares issued	144,273	119,488
Cost of shares redeemed	(99,000)	(53,961)
Change in net assets resulting from Class I capital transactions	45,273	65,527
Total change in net assets resulting from capital transactions	$46,025	$69,424
SHARE TRANSACTIONS:
Class A
Issued	609	683
Redeemed	(554)	(395)
Change in Class A Shares	55	288
Class C
Issued	33	48
Redeemed	(23)	(20)
Change in Class C Shares	10	28
Class I
Issued	10,434	9,115
Redeemed	(7,253)	(4,127)
Change in Class I Shares	3,181	4,988
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Specialty Funds	October 31, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Year Ended October 31, 2023	$12.08	$0.34	$0.91	$1.25	$—
Year Ended October 31, 2022	12.41	(0.10)	(0.23)	(0.33)	—
Year Ended October 31, 2021	13.01	(0.21)	0.52	0.31	(0.91)
Year Ended October 31, 2020	13.11	(0.20)	1.59	1.39	(1.49)
Year Ended October 31, 2019	14.29	(0.04)	0.31	0.27	(1.45)
Class C
Year Ended October 31, 2023	10.74	0.24	0.81	1.05	—
Year Ended October 31, 2022	11.09	(0.14)	(0.21)	(0.35)	—
Year Ended October 31, 2021	11.77	(0.25)	0.48	0.23	(0.91)
Year Ended October 31, 2020	12.06	(0.23)	1.43	1.20	(1.49)
Year Ended October 31, 2019	13.32	(0.10)	0.29	0.19	(1.45)
Class I
Year Ended October 31, 2023	12.96	0.40	0.97	1.37	—
Year Ended October 31, 2022	13.28	(0.06)	(0.26)	(0.32)	—
Year Ended October 31, 2021	13.82	(0.20)	0.57	0.37	(0.91)
Year Ended October 31, 2020	13.80	(0.19)	1.70	1.51	(1.49)
Year Ended October 31, 2019	14.93	— (f)	0.32	0.32	(1.45)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	0.91%	0.92%	0.93%	1.08%	1.22%
Class C	1.41	1.41	1.43	1.60	1.73
Class I	0.65	0.65	0.68	0.76	0.96
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.09	1.10	1.16	1.46	1.62
Class C	1.58	1.60	1.67	1.95	2.09
Class I	0.82	0.84	0.89	1.13	1.32

(e)	Interest expense on securities sold short is 0.16%.
(f)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Specialty Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses (including dividend expense for securities sold short)(c)(d)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend expense for securities sold short)(d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$13.33	10.35%	$22,702	2.89%	2.65%	3.07%	92%	232%
12.08	(2.66)	19,898	2.77	(0.86)	2.95	100	252
12.41	2.72	16,867	2.99 (e)	(1.77)	3.22	119	307
13.01	11.97	18,205	3.23	(1.57)	3.61	224	531
13.11	2.01	14,276	3.69	(0.26)	4.09	125	356

11.79	9.78	1,730	3.39	2.16	3.56	92	232
10.74	(3.16)	1,476	3.27	(1.31)	3.46	100	252
11.09	2.29	1,211	3.49 (e)	(2.25)	3.73	119	307
11.77	11.36	1,949	3.75	(2.00)	4.10	224	531
12.06	1.52	3,731	4.20	(0.74)	4.56	125	356

14.33	10.57	197,058	2.60	2.95	2.77	92	232
12.96	(2.41)	136,972	2.45	(0.48)	2.64	100	252
13.28	3.01	74,112	2.74 (e)	(1.50)	2.95	119	307
13.82	12.26	121,285	2.91	(1.42)	3.28	224	531
13.80	2.27	27,694	3.43	0.01	3.79	125	356
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Specialty Funds	21

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following is a separate fund of the Trust (the "Fund") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Research Market Neutral Fund	Class A, Class C and Class I	Diversified
The investment objective of the Fund is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund's prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Fund.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Fund is calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

22	J.P. Morgan Specialty Funds	October 31, 2023

•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$170,481	$—	$—	$170,481
Short-Term Investments
Investment Companies	10,236	—	—	10,236
U.S. Treasury Obligations	—	41,744	—	41,744
Total Short-Term Investments	10,236	41,744	—	51,980
Total Investments in Securities	$180,717	$41,744	$—	$222,461
Liabilities
Common Stocks	$(163,767)	$—	$—	$(163,767)
Total Liabilities for Securities Sold Short	$(163,767)	$—	$—	$(163,767)
Appreciation in Other Financial Instruments
Futures Contracts	$198	$—	$—	$198
B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Fund.
As of October 31, 2023, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that

October 31, 2023	J.P. Morgan Specialty Funds	23

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.
The Fund did not lend out any securities during the year ended October 31, 2023.
D. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (a) (b)	$30,961	$301,413	$322,142	$5	$(1)	$10,236	10,232	$1,277	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
E. Futures Contracts —The Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the  futures contracts activity during the year ended October 31, 2023:

Futures Contracts:
Average Notional Balance Short	$(4,921)
Ending Notional Balance Short	(2,738)

24	J.P. Morgan Specialty Funds	October 31, 2023

F. Short Sales— The Fund engaged in short sales as part of their normal investment activities. In a short sale, the Fund sells securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.
The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund's custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statement of Operations.
The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as Dividend expense to non-affiliates on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.
As of October 31, 2023, the Fund had outstanding short sales as listed on its SOI.
G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
H. Allocation of Income and Expenses— Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the year ended October 31, 2023 are as follows:
	Class A	Class C	Class I	Total
Transfer agency fees	$3	$— (a)	$5	$8

(a)	Amount rounds to less than one thousand.

October 31, 2023	J.P. Morgan Specialty Funds	25

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of October 31, 2023, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$— (a)	$44	$(44)

(a)	Amount rounds to less than one thousand.
The reclassifications for the Fund relate primarily to tax adjustments on certain investments.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.35% of the Fund's average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund's average daily net assets, plus 0.050% of the Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund's average daily net assets in excess of $25 billion. For the year ended October 31, 2023, the effective rate was 0.075% of the Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund's principal underwriter and promotes and arranges for the sale of the Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C
0.25%	0.75%

26	J.P. Morgan Specialty Funds	October 31, 2023

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2023, JPMDS retained the following:
Front-End Sales Charge	CDSC
$2	$—
D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I
0.25%	0.25%	0.25%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:
Class A	Class C	Class I
0.95%	1.45%	0.69%
The expense limitation agreement was in effect for the year ended October 31, 2023 and are in place until at least February 29, 2024.
For the year ended October 31, 2023, the Fund's service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$132	$88	$8	$228
Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the year ended October 31, 2023 was $63.
JPMIM voluntarily agreed to reimburse the Fund for the Trustee Fees paid to one of the interested Trustees. For the year ended October 31, 2023 the amount of this reimbursement was $2.

October 31, 2023	J.P. Morgan Specialty Funds	27

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended October 31, 2023, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended October 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$181,256	$124,646	$198,282	$132,723
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2023 were as follows:
Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$37,608	$33,522	$12,239	$21,283

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to certain derivatives and wash sale loss deferrals.
As of October 31, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$4,822	$(27,749)	$21,242
The cumulative timing differences primarily consist of tax adjustments on certain derivatives and wash sale loss deferrals.
At October 31, 2023, the Fund had net capital loss carryforwards, which are available to offset future realized gains:
Capital Loss Carryforward Character
Short-Term
$27,749 *

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.

28	J.P. Morgan Specialty Funds	October 31, 2023

6. Borrowings
The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II ("JPM II") and may be relied upon by the Fund because the Fund and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Fund had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended October 31, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2023.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Fund did not utilize the Credit Facility during the year ended October 31, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.
As of October 31, 2023, the Fund had three individual shareholders and/or non-affiliated omnibus accounts each owning more than 10% of the Fund's outstanding shares, and collectively owning 59.1% of the Fund's outstanding shares.
Significant shareholder transactions by these shareholders may impact the Fund's performance and liquidity.
As of October 31, 2023, the Fund pledged a significant portion of its assets to Citigroup Global Markets, Inc. for securities sold short. For the Fund, deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at Citigroup Global Markets, Inc.
LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Fund's loans, notes, derivatives and other instruments or investments comprising some or all of the Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund's investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.

October 31, 2023	J.P. Morgan Specialty Funds	29

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
The Fund is subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund's investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

30	J.P. Morgan Specialty Funds	October 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Research Market Neutral Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Research Market Neutral Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 21, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

October 31, 2023	J.P. Morgan Specialty Funds	31

TRUSTEES
(Unaudited)
The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	170	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	170	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	170	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	170
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	170	None

32	J.P. Morgan Specialty Funds	October 31, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	170	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	170
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	170
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	170	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	170	None

October 31, 2023	J.P. Morgan Specialty Funds	33

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	170
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	170	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	170	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (170 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

34	J.P. Morgan Specialty Funds	October 31, 2023

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

October 31, 2023	J.P. Morgan Specialty Funds	35

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

36	J.P. Morgan Specialty Funds	October 31, 2023

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

October 31, 2023	J.P. Morgan Specialty Funds	37

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2023, and continued to hold your shares at the end of the reporting period, October 31, 2023.
Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Research Market Neutral Fund
Class A
Actual	$1,000.00	$1,046.30	$15.11	2.93%
Hypothetical	1,000.00	1,010.43	14.85	2.93
Class C
Actual	1,000.00	1,044.30	17.62	3.42
Hypothetical	1,000.00	1,007.96	17.31	3.42
Class I
Actual	1,000.00	1,047.50	13.52	2.62
Hypothetical	1,000.00	1,012.00	13.29	2.62

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

38	J.P. Morgan Specialty Funds	October 31, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
The JPMorgan Research Market Neutral Fund (the “Fund”) has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Fund to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of the Fund’s HLIM. There were no material changes to the Program during the Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of the Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether the Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for the Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether the Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

October 31, 2023	J.P. Morgan Specialty Funds	39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and at each meeting considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings June 20-21, 2023 and August 8-10, 2023, at which the Trustees considered the continuation of the investment advisory agreement for the Fund, whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 10, 2023.
As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Fund’s performance as compared to the performance of its peers and benchmark and analyses by the Adviser of the Fund’s performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received, and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Fund’s objectives, benchmarks, and peers.  Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Fund, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement.  The Trustees also discussed the Advisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund, including personnel changes, if any;
•  The investment strategy for the Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for the Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Fund and in the financial industry generally;

40	J.P. Morgan Specialty Funds	October 31, 2023

•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Fund;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Fund.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.
The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser earn fees from the Fund for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for the Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Fund.
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented contractual expense limitations and fee waivers (“Fee Caps”), which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain fair and reasonable relative to peer funds.  The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Fund, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for the Fund, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable.  The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and from the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.  The

October 31, 2023	J.P. Morgan Specialty Funds	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)
Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Fund’s performance throughout the year.  In addition, the Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe comprised of funds’ selected share classes with the same Broadridge investment classification and objective (the “Universe”),  by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Fund’s Universe, and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant, and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The
Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Research Market Neutral Fund’s performance for Class A shares was in the fourth, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the fifth, third and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds’ selected share classes in the Universe, as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for the Fund, and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Trustees considered the Fee Caps currently in place for the Fund, the net advisory fee rate and net expense ratio for each share class, taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class A shares of this Fund due to the limited number of funds in the Peer Group. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile of both the Peer Group and Universe.

42	J.P. Morgan Specialty Funds	October 31, 2023

After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.

October 31, 2023	J.P. Morgan Specialty Funds	43

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund's website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. October 2023.
AN-SPEC-1023

Annual Report
J.P. Morgan International Equity Funds
October 31, 2023
JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)
JPMorgan Emerging Markets Equity Fund
JPMorgan Emerging Markets Research Enhanced Equity Fund
JPMorgan Europe Dynamic Fund
JPMorgan International Equity Fund
JPMorgan International Focus Fund
JPMorgan International Hedged Equity Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
December 14, 2023 (Unaudited)
Dear Shareholder,
While the U.S. economy generally performed well this year, global economic growth has been uneven in the face of elevated interest rates and heightened geopolitical tensions. Equity markets largely outperformed fixed income markets for the twelve months ended October 31, 2023, though rising yields lifted investor demand for certain types of bonds.

"The strong performance of financial
markets in 2023 created wider
differences in equity valuations that
may provide attractive opportunities
for investors. Additionally, interest
rate reductions next year could
benefit high-quality fixed income
investments.”
— Brian S. Shlissel

Inflationary pressures have receded sufficiently so far that the U.S. Federal Reserve declined to raise interest rates since September 2023 and signaled it may reduce rates three times in 2024. Both the European Central Bank and the Bank of England also declined to raise interest rates in the third quarter of 2023. Financial markets largely responded positively to the central banks’ policy stances, though the view that interest rates could remain “higher for longer” appeared to temper investor optimism.
Overall, corporate earnings and revenues within developed markets generally continued to grow through the first three quarters of 2023, though certain surveys indicated many businesses anticipate demand to slow next year. Emerging markets experienced a wider dispersion in economic performance and corporate results, partly due to slower economic growth in China, post-pandemic changes to global supply chains and elevated debt servicing costs.
While some assert that the risk of economic recession has receded in 2023, the risk remains. China’s struggling property sector could further undermine economic growth and spill over to certain commodity exporting nations. Additionally, there is no clear timing with regard to the resolution of the war in Ukraine, which continues to impact global energy and grain supplies. The Israel-Hamas conflict has the potential to both widen militarily and to impact international trade and prices for energy and food. However, financial markets have generally continued to function without major disruptions during the period.
The strong performance of financial markets has created wider differences in equity valuations that may provide attractive opportunities for investors. Additionally, interest rate reductions next year could benefit high-quality fixed income investments.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

October 31, 2023	J.P. Morgan International Equity Funds	1

J.P. Morgan International Equity Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)
Equity markets continued to outperform bond markets during the period, generating positive returns largely due to gains made during the first half of 2023. Following a surge in U.S. equity prices, investors largely sought lower equity valuations in international markets in the second half of the period.
Overall, equities in international developed markets outperformed both emerging market and U.S. equities. Growth stocks and large capitalization stocks largely outperformed value stocks and mid cap and small cap stocks. Within fixed income markets, emerging markets debt and lower-rated bonds in developed markets generally outperformed U.S. Treasury bonds.
While the U.S. Federal Reserve, the European Central Bank and The Bank of England continued to raise interest rates at regular intervals through the first half of 2023, declining inflationary pressures allowed all three central banks to withhold further increases at the end of the reporting period.
Corporate earnings were generally better-than-expected for most of the period but results for the third quarter of 2023 showed some slowing in earnings and revenue growth. Tight labor markets in the U.S. eased somewhat in the final months of the period and the jobless rate rose to 3.8% in October 2023, which raised investor expectations that inflation would continue to slow.
Global energy prices largely fell during the period amid slowing demand from China and leading industrialized nations. Crude oil prices spiked briefly in September 2023 when Saudi Arabia and Russia extended production cuts and again in early October at the outbreak of the Israel-Hamas conflict. However, global petroleum prices receded by the end of the period as economic data, including U.S. gasoline consumption, continued to indicate slowing global demand.
Notably, financial sector stocks were roiled by the collapse of Silicon Valley Bank in late March 2023, followed closely by the failures of Signature Bank and Credit Suisse. In each case, government regulators moved to prevent the erosion of consumer and investor confidence in the banking system.
For the twelve months ended October 31, 2023, the MSCI EAFE Index returned 15.01%, the MSCI Emerging Markets Index returned 11.26% and the S&P 500 Index returned 10.14%.

2	J.P. Morgan International Equity Funds	October 31, 2023

JPMorgan Developed International Value Fund
(formerly known as JPMorgan International Value Fund)1
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	21.73%
MSCI EAFE Value Index (net total return)	18.11%
Net Assets as of 10/31/2023 (In Thousands)	$459,259
INVESTMENT OBJECTIVE **
The JPMorgan Developed International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the MSCI EAFE Value Index (net total return) (the “Benchmark”) for the twelve months ended October 31, 2023.
The Fund’s overweight position in the banks sector and its security selection in the capital goods sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the insurance sector and the automobiles & components sector were leading detractors from relative performance.
By region, the Fund’s security selection in Japan and the U.K. was a leading contributor to performance relative to the Benchmark, while its security selection in Europe, excluding the U.K. and the Pacific, excluding Japan, were the smallest contributors and no regions detracted from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in British American Tobacco PLC and Softbank Group Corp., and its overweight position in Centrica PLC. Shares of British American Tobacco, a U.K. tobacco and nicotine products manufacturer not held in the Fund, fell amid increased regulatory efforts in the U.S. and
U.K. to reduce smoking and nicotine use. Shares of Softbank Group, a Japanese investment company not held in the Fund, fell after the company reported a loss for its fiscal third quarter. Shares of Centrica, a U.K. energy utility, rose after the company reported strong profit growth for the first half of the year.
Leading individual detractors from relative performance included the Fund’s underweight positions in SAP SE and Enel SpA, and its overweight position in Roche Holding AG. Shares of SAP, a German applications software provider not held in the Fund, rose after the company reported better-than-expected results for the period. Shares of Enel, an Italian electric utility not held in the Fund, rose after the company reported earnings and revenue growth during the period. Roche Holdings, a Swiss pharmaceutical and diagnostics company, fell after the company reported results that were in line with analysts’ estimates and issued a weaker-than-expected earnings forecast.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed were both attractively valued and fundamentally sound. As a result of this process, the Fund’s largest overweight positions relative to the Benchmark during the period were in the banks and energy sectors, while the largest underweight positions were in the utilities sector and the food, beverage and tobacco sector.

October 31, 2023	J.P. Morgan International Equity Funds	3

JPMorgan Developed International Value Fund
(formerly known as JPMorgan International Value Fund)1
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

1
Effective September 13, 2023, JPMorgan International Value Fund changed its name to JPMorgan Developed International Value Fund.
*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Shell plc (Netherlands)	3.2%
2.	Novartis AG (Registered) (Switzerland)	2.7
3.	TotalEnergies SE (France)	2.3
4.	HSBC Holdings plc (United Kingdom)	2.1
5.	BHP Group Ltd. (Australia)	1.9
6.	BP plc (United Kingdom)	1.7
7.	Mitsubishi UFJ Financial Group, Inc. (Japan)	1.5
8.	Allianz SE (Registered) (Germany)	1.4
9.	UBS Group AG (Registered) (Switzerland)	1.3
10.	GSK plc	1.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	21.7%
United Kingdom	12.0
France	10.6
Germany	9.3
Switzerland	6.2
Netherlands	5.3
Australia	5.1
Italy	4.8
United States	4.1
Spain	3.4
Norway	2.4
Sweden	2.1
Singapore	1.8
Finland	1.5
Denmark	1.3
Others (each less than 1.0%)	3.7
Short-Term Investments	4.7

4	J.P. Morgan International Equity Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge *		14.96%	2.68%	0.87%
Without Sales Charge		21.38	3.79	1.41
CLASS C SHARES	July 11, 2006
With CDSC **		19.79	3.27	0.99
Without CDSC		20.79	3.27	0.99
CLASS I SHARES	September 10, 2001	21.67	4.04	1.67
CLASS L SHARES	November 4, 1993	21.73	4.14	1.78
CLASS R2 SHARES	November 3, 2008	21.06	3.49	1.12
CLASS R5 SHARES	September 9, 2016	21.79	4.14	1.78
CLASS R6 SHARES	November 30, 2010	21.89	4.26	1.91

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/13 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.
Returns for Class R5 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Developed International Value Fund and the MSCI EAFE Value Index (net total return) from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE Value Index (net total return) is a free float-adjusted market capitalization weighted index  that is designed to measure the performance of value-oriented large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan International Equity Funds	5

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	10.35%
MSCI Emerging Markets Index (net total return)	10.80%
Net Assets as of 10/31/2023 (In Thousands)	$7,080,714
INVESTMENT OBJECTIVE**
The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the MSCI Emerging Markets Index (the “Benchmark”) for the twelve months ended October 31, 2023.
The Fund’s security selection in the information technology and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the communication services sector and its underweight position in the materials sector were leading contributors to relative performance.
By country, the Fund’s security selection in China and its overweight position and security selection in India were leading detractors from performance relative to the Benchmark, while the Fund’s underweight position in Saudi Arabia and its security selection in Taiwan were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in EPAM Systems Inc. and its overweight positions in JD.com Inc. and HDFC Bank Ltd. Shares of EPAM Systems, a global provider of software development and digital platform services that partly operates from Belarus, fell after the company lowered its earnings forecast amid slowing demand for its products. Shares of JD.com, a Chinese e-commerce provider, fell after the company reported slowing growth in sales. Shares of HDFC Bank, an Indian financial services provider, fell after the company said its planned merger with HDFC Ltd. would lower profit margins and increase its ratio of non-performing loans.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in NU Holdings Ltd. and MercadoLibre Inc., and its overweight position in Taiwan Semiconductor Manufacturing Co. Shares of NU Holdings, a Brazilian digital financial services provider, rose after the company reported growth in earnings and revenue for the second quarter of 2023. Shares of MercadoLibre, an e-commerce provider based in Uruguay, rose after reporting consecutive quarters of surging sales and higher-than-expected earnings. Shares of Taiwan Semiconductor Manufacturing rose amid better-than-expected earnings for the third quarter of 2023, an upbeat earnings forecast for the fourth quarter of 2023 and investor expectations that it would benefit from recently improved trade relations between the U.S. and China.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.
As a result of this process, the Fund’s largest sector overweight allocations relative to the Benchmark during the period were in the consumer staples sectors and financials sectors and its largest relative underweight allocations were in the materials and communication services sectors. The Fund’s largest country overweight allocations relative to the Benchmark during the

6	J.P. Morgan International Equity Funds	October 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
period were in India and Argentina and its largest relative underweight allocations were in Saudi Arabia and South Korea.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	7.4%
2.	Samsung Electronics Co. Ltd. (South Korea)	6.5
3.	HDFC Bank Ltd. (India)	5.4
4.	Tencent Holdings Ltd. (China)	4.6
5.	NU Holdings Ltd., Class A (Brazil)	2.9
6.	AIA Group Ltd. (Hong Kong)	2.1
7.	MercadoLibre, Inc. (Brazil)	2.1
8.	Yum China Holdings, Inc. (China)	2.1
9.	WuXi AppTec Co. Ltd., Class A (China)	1.9
10.	Wal-Mart de Mexico SAB de CV (Mexico)	1.9

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
China	27.6%
India	16.2
Taiwan	12.3
Brazil	9.7
South Korea	8.5
Hong Kong	4.1
South Africa	3.9
United States	3.6
Indonesia	3.5
Mexico	3.4
Portugal	1.5
Spain	1.5
Turkey	1.2
Panama	1.2
Macau	1.1
Short-Term Investments	0.7

October 31, 2023	J.P. Morgan International Equity Funds	7

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge *		4.20%	1.76%	1.47%
Without Sales Charge		9.96	2.86	2.02
CLASS C SHARES	February 28, 2006
With CDSC **		8.42	2.35	1.61
Without CDSC		9.42	2.35	1.61
CLASS I SHARES	September 10, 2001	10.29	3.12	2.28
CLASS L SHARES	November 15, 1993	10.35	3.22	2.40
CLASS R2 SHARES	July 31, 2017	9.66	2.55	1.80
CLASS R3 SHARES	July 31, 2017	9.91	2.81	1.99
CLASS R4 SHARES	July 31, 2017	10.21	3.07	2.24
CLASS R5 SHARES	September 9, 2016	10.37	3.22	2.40
CLASS R6 SHARES	December 23, 2013	10.46	3.33	2.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/13 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.
Returns shown for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.
Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund and the MSCI Emerging Markets Index (net total return) from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

8	J.P. Morgan International Equity Funds	October 31, 2023

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan International Equity Funds	9

JPMorgan Emerging Markets Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares) *	11.29%
MSCI Emerging Markets Index (net total return)	10.80%
Net Assets as of 10/31/2023 (In Thousands)	$1,700,331
INVESTMENT OBJECTIVE**
The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class R6 Shares outperformed the MSCI Emerging Markets Index  (the “Benchmark”) for the twelve months ended October 31, 2023.
By sector, the Fund’s security selection in the materials and utilities sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from relative performance.
By country, the Fund’s security selection in Taiwan and South Korea was a leading contributor to relative performance, while the Fund’s security selection in China and Mexico was a leading detractor to relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Wiwynn Corp. and Accton Technology Corp. and its underweight position in Adani Total Gas Ltd. Shares of Wiwynn, a Taiwanese manufacturer of data servers and storage systems, rose amid increased global demand for the company’s artificial intelligence technologies. Shares of Accton Technology, a Taiwanese maker of data networking and communications equipment, also benefitted from increased global demand for artificial intelligence technologies. Shares of Adani Total Gas, an Indian natural gas utility not held in the Fund, fell amid investor concerns about business practices across the parent Adani Group of companies.
Leading individual detractors from relative performance included the Fund’s overweight position in Lojas Renner SA and its underweight positions in Li Auto Inc. and Xiaomi Corp. Shares of Lojas Renner, a Brazilian department store chain, fell amid weakness in earnings and investor concerns about the company’s outlook for growth. Shares of Li Auto, a Chinese electric vehicle manufacturer, rose amid consecutive quarters of better-than-expected earnings and sales. Shares of Xiaomi, a Chinese maker of smartphones and related hardware and software that was not held in the Fund, rose amid growth in demand for smartphones during most of the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a combination of a disciplined portfolio construction process with in-depth fundamental research into individual securities conducted by a global network of research analysts to identify what they believed to be their relative value.
As a result of this process, by sector, the Fund’s largest overweight allocations relative to the Benchmark during the period were in the financials and consumer staples sectors and its largest underweight allocations were in the industrials and health care sectors.
By country, the Fund’s largest overweight allocations relative to the Benchmark during the period were in South Korea and South Africa and its largest relative underweight allocations were in Kuwait and Turkey.

10	J.P. Morgan International Equity Funds	October 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6.6%
2.	Samsung Electronics Co. Ltd. (South Korea)	4.6
3.	Tencent Holdings Ltd. (China)	4.2
4.	Alibaba Group Holding Ltd. (China)	2.9
5.	Reliance Industries Ltd. (India)	1.5
6.	Meituan (China)	1.3
7.	China Construction Bank Corp., Class H (China)	1.1
8.	Petroleo Brasileiro SA (Preference) (Brazil)	1.1
9.	Infosys Ltd., ADR (India)	1.1
10.	HDFC Bank Ltd. (India)	1.0

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
China	29.8%
India	15.1
Taiwan	14.5
South Korea	12.4
Brazil	5.9
Saudi Arabia	3.8
South Africa	3.8
Mexico	2.8
Thailand	2.1
Indonesia	2.1
Malaysia	1.1
Others (each less than 1.0%)	4.8
Short-Term Investments	1.8

October 31, 2023	J.P. Morgan International Equity Funds	11

JPMorgan Emerging Markets Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS I SHARES	January 30, 2019	11.13%	1.33%
CLASS R6 SHARES	December 11, 2018	11.29	1.44
LIFE OF FUND PERFORMANCE (12/11/18 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on December 11, 2018.
Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net total return) from December 11, 2018 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class R6 Shares have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date.
Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

12	J.P. Morgan International Equity Funds	October 31, 2023

JPMorgan Europe Dynamic Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	13.44%
MSCI Europe Index (net total return)	15.74%
Net Assets as of 10/31/2023 (In Thousands)	$498,675
INVESTMENT OBJECTIVE**
The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net total return) (the “Benchmark”) for the twelve months ended October 31, 2023.
Relative to the Benchmark, the Fund’s security selection in the capital goods and the semiconductors & semiconductor equipment sectors was a leading detractor from performance, while the Fund’s security selection in the pharmaceuticals, biotechnology & life sciences sector and in the banks sector was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Hexatronic Group AB and its overweight positions in NN Group NV and BP PLC. Shares of Hexatronic, a Swedish fiber optic equipment provider, fell after the company forecast slowing demand in the second half of 2023. Shares of NN Group, a Dutch insurance and financial services provider, fell after the company reported a decline in per-share earnings during the period. Shares of BP, a U.K. integrated petroleum and natural gas company, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2023.
Leading individual contributors to relative performance included the Fund’s overweight positions in UniCredit SpA and Novo Nordisk A/S, and its underweight position in Shell PLC. Shares of UniCredit, an Italian banking and financial services company, rose after the company reported consecutive quarters of better-than-expected results during the period. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid consumer demand for the company’s weight-loss drug. Shares of Shell, a U.K. integrated petroleum and natural gas company, rose amid investor expectations the company would benefit from supply constraints implemented by Russia and the Organization of Petroleum Exporting Countries.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Novo Nordisk A/S, Class B (Denmark)	5.0%
2.	Shell plc (Netherlands)	4.8
3.	Novartis AG (Registered) (Switzerland)	4.0
4.	TotalEnergies SE (France)	3.6
5.	Air Liquide SA (France)	3.0
6.	UniCredit SpA (Italy)	3.0
7.	Engie SA (France)	2.9
8.	RWE AG (Germany)	2.4
9.	Allianz SE (Registered) (Germany)	2.4
10.	Vinci SA (France)	2.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
France	22.5%
Germany	12.2
United Kingdom	11.5
Netherlands	8.3
Italy	6.9
Denmark	6.5
Switzerland	5.4
United States	5.1
Spain	4.5
Ireland	3.8
Sweden	2.5
China	1.7
Finland	1.6
Others (each less than 1.0%)	2.1
Short-Term Investments	5.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

October 31, 2023	J.P. Morgan International Equity Funds	13

JPMorgan Europe Dynamic Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. Morgan International Equity Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge *		7.50%	3.81%	1.94%
Without Sales Charge		13.44	4.93	2.49
CLASS C SHARES	November 1, 1998
With CDSC **		11.89	4.42	2.09
Without CDSC		12.89	4.42	2.09
CLASS I SHARES	September 10, 2001	13.74	5.20	2.77
CLASS L SHARES	September 10, 2001	13.86	5.33	2.92
CLASS R6 SHARES	October 1, 2018	14.00	5.44	2.97

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/13 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund and the MSCI Europe Index (net total return) from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Europe Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in the developed markets countries in Europe. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan International Equity Funds	15

JPMorgan International Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	15.09%
MSCI EAFE Index (net total return)	14.40%
Net Assets as of 10/31/2023 (In Thousands)	$3,946,247
INVESTMENT OBJECTIVE**
The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of total return) (the “Benchmark”) for the twelve months ended October 31, 2023.
Relative to the Benchmark, the Fund’s security selection in the financials sector and its underweight position in the real estate sector, where the Fund had no holdings, were leading contributors to relative performance, while the Fund’s underweight position and security selection in the consumer discretionary sector and its security selection in the utilities sectors were leading detractors from relative performance.
By region, the Fund’s security selection in the Pacific, excluding Japan, and in Europe, excluding the U.K., was a leading contributor to performance. The Fund’s security selection in Japan and the U.K. was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Novo Nordisk A/S, Munchener Ruckversicherungs-Gesellschaft AG (also known as Munich Re Group) and Shin-Etsu Chemical Co. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid consumer demand for the company’s weight-loss drug. Shares of Munich Re, a German insurance provider, rose after the company lifted its earnings forecast for the full year 2023. Shares of Shin-Etsu Chemical Ltd., a Japanese specialty chemicals manufacturer, rose on increased demand for engineered materials in the semiconductor industry.
Leading individual detractors from relative performance included the Fund’s overweight positions in Roche Holding AG,
Kyowa Kirin Co. and Cie. Financiere Richemont SA. Shares of Roche Holding, a Swiss pharmaceutical and diagnostics company, fell amid declining sales of its Covid treatments and after the company reported third quarter 2023 sales in line with analysts’ estimates. Shares of Kyowa Kirin, a Japanese pharmaceuticals and medical products manufacturer, fell after the company said it would discontinue development of a proposed treatment for diabetic kidney disease. Shares of Financiere Richemont, a Swiss brand-name luxury goods maker, fell amid a decline in consumer spending across Europe.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Shell plc (Netherlands)	3.7%
2.	Nestle SA (Registered)	3.2
3.	Novo Nordisk A/S, Class B (Denmark)	2.4
4.	AstraZeneca plc (United Kingdom)	2.2
5.	ASML Holding NV (Netherlands)	2.2
6.	Allianz SE (Registered) (Germany)	2.2
7.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.9
8.	BP plc (United Kingdom)	1.9
9.	Sony Group Corp. (Japan)	1.8
10.	Roche Holding AG	1.8

16	J.P. Morgan International Equity Funds	October 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	20.0%
France	15.9
United Kingdom	12.3
Germany	8.0
United States	8.0
Netherlands	5.9
Sweden	4.0
Denmark	3.9
Spain	3.0
Hong Kong	2.8
Australia	2.7
Singapore	1.8
Italy	1.7
South Korea	1.2
Belgium	1.0
Others (each less than 1.0%)	4.3
Short-Term Investments	3.5

October 31, 2023	J.P. Morgan International Equity Funds	17

JPMorgan International Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge *		8.83%	3.46%	2.19%
Without Sales Charge		14.88	4.58	2.75
CLASS C SHARES	January 31, 2003
With CDSC **		13.24	4.06	2.33
Without CDSC		14.24	4.06	2.33
CLASS I SHARES	January 1, 1997	15.09	4.84	3.00
CLASS R2 SHARES	November 3, 2008	14.46	4.25	2.45
CLASS R5 SHARES	May 15, 2006	15.20	4.95	3.14
CLASS R6 SHARES	November 30, 2010	15.35	5.06	3.23

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/13 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund and the MSCI EAFE Index (net total return) from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. Morgan International Equity Funds	October 31, 2023

JPMorgan International Focus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	15.12%
MSCI ACWI ex USA Index (net total return)	12.07%
Net Assets as of 10/31/2023 (In Thousands)	$1,345,387
INVESTMENT OBJECTIVE**
The JPMorgan International Focus Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the MSCI ACWI ex USA Index (net total return) (the “Benchmark”) for the twelve months ended October 31, 2023.
The Fund’s security selection in the materials and energy sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and information technology sectors was a leading detractor from relative performance.
By region, the Fund’s security selection in Europe, excluding the U.K. and in the Pacific, excluding Japan, was a leading contributor to relative performance, while the Fund’s underweight position in Japan and its security selection in the U.K. were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Novo Nordisk A/S, Allianz SE and Taiwan Semiconductor Manufacturing Co. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid consumer demand for the company’s weight-loss drug. Shares of Allianz, a German multi-line insurance provider, rose after the company reported consecutive quarters of earnings and revenue growth during the period. Shares of Taiwan Semiconductor Manufacturing rose amid better-than-expected earnings for the third quarter of 2023, an upbeat earnings forecast for the fourth quarter of 2023.
Leading individual detractors from relative performance included the Fund’s overweight positions in HDFC Bank Ltd., Canadian National Railway Co. and Toronto-Dominion Bank. Shares of HDFC Bank, an Indian financial services provider, fell after the company said its planned merger with HDFC Ltd. would lower profit margins and increase its ratio of non-performing loans. Shares of Toronto-Dominion, a Canadian banking and financial services provider, fell amid the company’s failed negotiations to acquire First Horizon Corp. Shares of Canadian National Railway, a freight rail operator, underperformed amid a retreat in commodities prices during the period and investor expectations for lower 2023 earnings among large freight railroads.
HOW WAS THE FUND POSITIONED?
By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the portfolio managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on their share prices.

October 31, 2023	J.P. Morgan International Equity Funds	19

JPMorgan International Focus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Shell plc (Netherlands)	4.7%
2.	Samsung Electronics Co. Ltd. (South Korea)	3.6
3.	Tencent Holdings Ltd. (China)	3.6
4.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	3.4
5.	TotalEnergies SE (France)	3.2
6.	Nestle SA (Registered)	3.2
7.	Allianz SE (Registered) (Germany)	2.7
8.	RELX plc (United Kingdom)	2.5
9.	DBS Group Holdings Ltd. (Singapore)	2.5
10.	Safran SA (France)	2.3

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	12.5%
United Kingdom	12.0
France	10.8
Germany	8.6
United States	6.8
Netherlands	6.6
Canada	6.4
China	4.5
South Korea	3.6
Taiwan	3.4
Indonesia	2.5
Singapore	2.5
India	2.3
Australia	2.2
Denmark	1.9
Italy	1.9
Belgium	1.9
Hong Kong	1.8
Sweden	1.5
Mexico	1.4
Spain	1.4
Short-Term Investments	3.5

20	J.P. Morgan International Equity Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 30, 2011
With Sales Charge *		8.82%	4.08%	2.73%
Without Sales Charge		14.82	5.20	3.28
CLASS C SHARES	November 30, 2011
With CDSC **		13.24	4.68	2.87
Without CDSC		14.24	4.68	2.87
CLASS I SHARES	November 30, 2011	15.12	5.47	3.58
CLASS R2 SHARES	November 30, 2011	14.50	4.90	2.99
CLASS R5 SHARES	November 30, 2011	15.21	5.57	3.69
CLASS R6 SHARES	November 30, 2011	15.38	5.68	3.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/13 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Focus Fund and the MSCI ACWI ex USA Index (net total return) from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI ACWI ex USA Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI ACWI ex USA Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed and emerging markets, excluding the U.S. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan International Equity Funds	21

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	8.55%
MSCI EAFE Index (net total return)	14.40%
ICE BofA 3-Month US Treasury Bill Index	4.80%
Net Assets as of 10/31/2023 (In Thousands)	$144,828
INVESTMENT OBJECTIVE**
The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the MSCI EAFE Index (net total return) (the “Benchmark”) and outperformed the ICE BofA 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2023. The Fund’s options hedge allowed the Fund to generally perform as designed during the reporting period with about 58% of the Benchmark’s volatility.
The Fund’s security selection in the pharmaceutical/medical technology and retail sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the financial services sector and the consumer cyclical & services sector was a leading contributor to relative performance.
By country, the Fund’s security selection in Switzerland and the Netherlands was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the U.K. and Sweden were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Lonza Group AG, Roche Holding AG and NN Group NV. Shares of Lonza Group, a Swiss supplier to the pharmaceutical and health care sectors, fell after the company lowered its earnings forecast for 2023. Shares of Roche Holding, a Swiss pharmaceutical and diagnostics company, fell amid declining sales of its Covid treatments and after the company reported third quarter 2023 sales in line with analysts’ estimates. Shares of NN Group, a Dutch insurance and financial services provider, fell after the company reported a decline in per-share earnings during the period.
Leading individual contributors to relative performance included the Fund’s overweight positions in 3i Group PLC, Novo
Nordisk A/S and Sumitomo Mitsui Financial Group Inc. Shares of 3i Group, a U.K. private equity and venture capital investment company, rose amid positive performance from its portfolio holdings during the period. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid strong consumer demand for the company’s weight-loss drug. Shares of Sumitomo Mitsui Financial Group, a Japanese diversified banking company, rose amid investor expectations that the company would benefit from the Bank of Japan’s moves toward interest rate policy normalization.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Novo Nordisk A/S, Class B (Denmark)	2.7%
2.	Nestle SA (Registered)	2.4
3.	ASML Holding NV (Netherlands)	2.2
4.	Shell plc (Netherlands)	2.0
5.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.9
6.	AstraZeneca plc (United Kingdom)	1.8
7.	MSCI EAFE Index 12/29/2023 at USD 1,925.00, European Style	1.8
8.	Roche Holding AG	1.7
9.	BP plc (United Kingdom)	1.5
10.	Allianz SE (Registered) (Germany)	1.4

22	J.P. Morgan International Equity Funds	October 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	23.3%
United Kingdom	13.0
France	12.0
United States	9.6
Germany	7.7
Australia	6.5
Netherlands	6.0
Switzerland	5.0
Denmark	3.3
Sweden	2.5
Hong Kong	2.0
Spain	2.0
Singapore	1.0
Italy	1.0
Others (each less than 1.0%)	2.6
Short-Term Investments	2.5

October 31, 2023	J.P. Morgan International Equity Funds	23

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 15, 2019
With Sales Charge *		2.55%	0.38%
Without Sales Charge		8.24	1.55
CLASS C SHARES	March 15, 2019
With CDSC **		6.75	1.04
Without CDSC		7.75	1.04
CLASS I SHARES	March 15, 2019	8.55	1.82
CLASS R5 SHARES	March 15, 2019	8.73	1.96
CLASS R6 SHARES	March 15, 2019	8.84	2.06

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (3/15/19 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on March 15, 2019.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net total return) and the ICE BofA 3-Month US Treasury Bill Index from March 15, 2019 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The performance of the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should

24	J.P. Morgan International Equity Funds	October 31, 2023

not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

October 31, 2023	J.P. Morgan International Equity Funds	25

JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.9%
Australia — 5.1%
BHP Group Ltd.	310	8,785
BlueScope Steel Ltd.	126	1,517
Coronado Global Resources, Inc., CHDI (a)	989	1,088
JB Hi-Fi Ltd.	11	325
Metcash Ltd.	136	318
New Hope Corp. Ltd.	355	1,307
Qantas Airways Ltd. *	305	957
QBE Insurance Group Ltd.	125	1,238
Rio Tinto Ltd.	29	2,135
Rio Tinto plc	54	3,428
South32 Ltd.	598	1,279
Whitehaven Coal Ltd.	262	1,233
		23,610
Austria — 0.9%
Erste Group Bank AG	41	1,482
OMV AG	29	1,273
Telekom Austria AG	173	1,205
		3,960
Belgium — 0.2%
Ageas SA	26	984
China — 0.7%
BOC Hong Kong Holdings Ltd.	651	1,720
Yangzijiang Shipbuilding Holdings Ltd.	1,453	1,541
		3,261
Denmark — 1.3%
D/S Norden A/S	22	1,259
Danske Bank A/S	75	1,761
ISS A/S	47	677
Jyske Bank A/S (Registered) *	10	720
Spar Nord Bank A/S	46	701
Sydbank A/S	17	737
		5,855
Finland — 1.5%
Fortum OYJ	92	1,095
Nordea Bank Abp	257	2,705
Outokumpu OYJ	236	969
UPM-Kymmene OYJ	62	2,085
		6,854
France — 10.7%
Air France-KLM *	59	670
AXA SA	145	4,302
INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued
BNP Paribas SA	77	4,401
Carrefour SA	81	1,425
Cie de Saint-Gobain SA	48	2,625
Cie Generale des Etablissements Michelin SCA	72	2,128
Coface SA	85	1,027
Credit Agricole SA	171	2,067
Derichebourg SA	208	901
Eiffage SA	11	1,039
Engie SA	205	3,256
Orange SA	177	2,076
Publicis Groupe SA	30	2,260
Renault SA	46	1,620
Rexel SA	44	903
Societe Generale SA	68	1,537
Sopra Steria Group SACA	4	807
Technip Energies NV	64	1,399
Television Francaise 1 SA	139	978
TotalEnergies SE	161	10,749
Trigano SA	5	636
Vallourec SACA *	100	1,205
Verallia SA (a)	33	1,071
		49,082
Germany — 9.3%
Allianz SE (Registered)	27	6,383
Bayerische Motoren Werke AG	23	2,146
Bilfinger SE	24	891
Commerzbank AG	171	1,842
Continental AG	18	1,183
Daimler Truck Holding AG	63	1,992
Deutsche Bank AG (Registered)	226	2,486
Deutsche Lufthansa AG (Registered) *	152	1,063
Deutsche Telekom AG (Registered)	252	5,464
E.ON SE	199	2,364
Freenet AG	21	532
Fresenius SE & Co. KGaA	61	1,555
Heidelberg Materials AG	24	1,721
HOCHTIEF AG	17	1,800
Mercedes-Benz Group AG	65	3,818
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3	1,227
RWE AG	44	1,676
SAF-Holland SE	76	1,020
Schaeffler AG (Preference)	90	468
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Germany — continued
Talanx AG	16	1,027
Volkswagen AG (Preference)	21	2,204
		42,862
Hong Kong — 0.6%
Kerry Properties Ltd.	613	1,032
Pacific Basin Shipping Ltd.	3,041	880
Prudential plc	89	929
		2,841
Ireland — 0.5%
Bank of Ireland Group plc	140	1,251
Greencore Group plc *	1,120	1,227
		2,478
Italy — 4.8%
Assicurazioni Generali SpA	84	1,672
Azimut Holding SpA	22	457
Eni SpA	209	3,418
Intesa Sanpaolo SpA	1,410	3,674
Iveco Group NV *	135	1,136
Maire Tecnimont SpA	251	1,170
Mediobanca Banca di Credito Finanziario SpA (b)	93	1,106
OVS SpA (a)	382	676
Pirelli & C SpA (a)	196	873
Poste Italiane SpA (a)	126	1,250
Saipem SpA *	773	1,177
UniCredit SpA	173	4,347
Unipol Gruppo SpA	214	1,161
		22,117
Japan — 21.9%
Chiba Bank Ltd. (The)	98	732
Concordia Financial Group Ltd.	226	1,052
Cosmo Energy Holdings Co. Ltd.	53	1,928
Credit Saison Co. Ltd.	92	1,376
Fujikura Ltd.	187	1,341
Fukuyama Transporting Co. Ltd.	44	1,197
Hachijuni Bank Ltd. (The)	319	1,816
Hitachi Ltd.	57	3,600
Honda Motor Co. Ltd.	275	2,819
Inpex Corp.	139	2,024
Isuzu Motors Ltd.	115	1,281
ITOCHU Corp.	49	1,769
Japan Airlines Co. Ltd.	66	1,215
Japan Tobacco, Inc.	124	2,891
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
JFE Holdings, Inc.	127	1,771
JGC Holdings Corp.	106	1,308
Kamigumi Co. Ltd.	23	465
Kandenko Co. Ltd.	85	787
KDDI Corp.	105	3,138
Komatsu Ltd.	96	2,203
Marubeni Corp.	179	2,617
Mazda Motor Corp.	177	1,717
Mitsubishi Corp.	103	4,811
Mitsubishi Estate Co. Ltd.	147	1,877
Mitsubishi UFJ Financial Group, Inc.	855	7,174
Mitsui & Co. Ltd.	79	2,864
Mitsui Fudosan Co. Ltd.	69	1,498
Mizuho Financial Group, Inc.	178	3,019
Nippon Steel Corp.	104	2,241
Nippon Telegraph & Telephone Corp.	898	1,056
Nomura Real Estate Holdings, Inc.	54	1,264
ORIX Corp.	119	2,168
Sekisui House Ltd.	64	1,245
Shimamura Co. Ltd.	12	1,204
Shizuoka Financial Group, Inc.	91	772
SoftBank Corp.	211	2,382
Sojitz Corp.	70	1,464
Subaru Corp.	85	1,466
Sumitomo Corp.	94	1,846
Sumitomo Forestry Co. Ltd.	64	1,523
Sumitomo Mitsui Financial Group, Inc.	93	4,478
Sumitomo Mitsui Trust Holdings, Inc.	50	1,882
Suzuki Motor Corp.	57	2,205
Tokio Marine Holdings, Inc.	156	3,497
Tokyo Gas Co. Ltd.	82	1,837
Tokyo Steel Manufacturing Co. Ltd.	133	1,542
Tokyu Fudosan Holdings Corp.	271	1,577
Toyota Tsusho Corp.	43	2,268
Yamaha Motor Co. Ltd.	55	1,354
Yokohama Rubber Co. Ltd. (The)	51	946
		100,507
Luxembourg — 0.1%
ArcelorMittal SA	12	264
Netherlands — 5.4%
ABN AMRO Bank NV, CVA (a)	70	943
ASR Nederland NV	29	1,100
ING Groep NV	249	3,189
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	27

JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Netherlands — continued
Koninklijke Heijmans N.V, CVA	100	1,147
NN Group NV	61	1,972
OCI NV	44	1,024
Randstad NV	13	653
Shell plc	453	14,596
		24,624
Norway — 2.4%
Aker Solutions ASA (a)	231	923
DNB Bank ASA	93	1,671
Equinor ASA	95	3,186
Hoegh Autoliners ASA	130	1,047
Norsk Hydro ASA	170	969
SpareBank 1 Nord Norge	74	629
SpareBank 1 SMN	39	479
SpareBank 1 SR-Bank ASA	43	465
Telenor ASA	152	1,556
		10,925
Singapore — 1.8%
DBS Group Holdings Ltd.	104	2,491
Hafnia Ltd.	160	1,049
Oversea-Chinese Banking Corp. Ltd.	287	2,664
United Overseas Bank Ltd.	113	2,235
		8,439
South Africa — 0.7%
Anglo American plc	119	3,040
Spain — 3.4%
Applus Services SA	123	1,291
Banco Bilbao Vizcaya Argentaria SA	436	3,433
Banco de Sabadell SA	849	1,055
Banco Santander SA	1,319	4,853
CaixaBank SA	414	1,683
Gestamp Automocion SA (a)	244	897
Repsol SA	160	2,337
		15,549
Sweden — 2.1%
Betsson AB, Class B *	83	842
Loomis AB	31	810
NCC AB, Class B	89	914
Securitas AB, Class B	146	1,169
Skandinaviska Enskilda Banken AB, Class A	157	1,749
SSAB AB, Class B	189	1,095
INVESTMENTS	SHARES (000)	VALUE ($000)

Sweden — continued
Svenska Handelsbanken AB, Class A	160	1,363
Swedbank AB, Class A	104	1,706
		9,648
Switzerland — 6.3%
Basilea Pharmaceutica AG (Registered) *	15	570
Julius Baer Group Ltd.	28	1,685
Novartis AG (Registered)	134	12,499
Sandoz Group AG *	58	1,497
Swisscom AG (Registered)	3	1,732
UBS Group AG (Registered)	254	5,979
Zurich Insurance Group AG	10	4,926
		28,888
United Kingdom — 12.1%
3i Group plc	114	2,685
Aviva plc	292	1,413
Balfour Beatty plc	249	934
Barclays plc	1,520	2,440
Barratt Developments plc	255	1,287
Bellway plc	41	1,052
BP plc	1,253	7,651
BT Group plc	575	790
Centrica plc	1,305	2,498
CK Hutchison Holdings Ltd.	276	1,397
Drax Group plc	122	629
Future plc	93	1,004
HSBC Holdings plc	1,329	9,596
IG Group Holdings plc	56	432
Inchcape plc	138	1,115
Investec plc	232	1,288
J Sainsbury plc	449	1,406
JD Sports Fashion plc	472	734
JET2 plc	54	665
Legal & General Group plc	752	1,937
Lloyds Banking Group plc	5,042	2,454
Man Group plc	271	723
Marks & Spencer Group plc *	560	1,479
Mitie Group plc	948	1,138
Paragon Banking Group plc	180	971
Premier Foods plc	451	643
Standard Chartered plc	246	1,889
Taylor Wimpey plc	941	1,271
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
Tesco plc	599	1,964
Vodafone Group plc	2,266	2,086
		55,571
United States — 4.1%
GSK plc	308	5,483
Holcim AG	51	3,167
Roche Holding AG	3	795
Sanofi SA	29	2,606
Stellantis NV	136	2,533
Stellantis NV	62	1,162
Swiss Re AG	18	1,992
Tenaris SA	73	1,165
		18,903
Total Common Stocks (Cost $402,305)		440,262
Short-Term Investments — 4.7%
Investment Companies — 4.5%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (c) (d)(Cost $20,782)	20,777	20,785
Investment of Cash Collateral from Securities Loaned — 0.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (c) (d)	500	500
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (c) (d)	526	526
Total Investment of Cash Collateral from Securities Loaned (Cost $1,026)		1,026
Total Short-Term Investments (Cost $21,808)		21,811
Total Investments — 100.6% (Cost $424,113)		462,073
Liabilities in Excess of Other Assets — (0.6)%		(2,814)
NET ASSETS — 100.0%		459,259

Percentages indicated are based on net assets.

Abbreviations
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Certificaten Van Aandelen (Dutch Certificate)
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SCA	Limited partnership with share capital

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $995.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	29

JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	21.2%
Oil, Gas & Consumable Fuels	11.0
Insurance	8.2
Metals & Mining	6.5
Automobiles	5.4
Pharmaceuticals	5.0
Trading Companies & Distributors	4.0
Capital Markets	3.4
Diversified Telecommunication Services	3.0
Construction & Engineering	2.0
Wireless Telecommunication Services	1.8
Multi-Utilities	1.8
Automobile Components	1.6
Real Estate Management & Development	1.6
Machinery	1.5
Consumer Staples Distribution & Retail	1.4
Household Durables	1.4
Energy Equipment & Services	1.3
Commercial Services & Supplies	1.2
Industrial Conglomerates	1.1
Construction Materials	1.1
Passenger Airlines	1.0
Others (each less than 1.0%)	8.8
Short-Term Investments	4.7
Futures contracts outstanding as of October 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
TOPIX Index	27	12/07/2023	JPY	4,111	(54)
EURO STOXX 50 Index	136	12/15/2023	EUR	5,877	(146)
FTSE 100 Index	38	12/15/2023	GBP	3,392	(137)
					(337)

Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan International Equity Funds	October 31, 2023

JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	31

JPMorgan Emerging Markets Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.9%
Brazil — 9.7%
Itau Unibanco Holding SA, ADR	17,330	92,023
MercadoLibre, Inc. *	121	149,891
NU Holdings Ltd., Class A *	25,594	209,868
Petroleo Brasileiro SA, ADR	6,493	89,800
Raia Drogasil SA	16,203	82,947
WEG SA	10,028	65,498
		690,027
China — 27.8%
Alibaba Group Holding Ltd., ADR *	1,462	120,660
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	9,480	32,165
Budweiser Brewing Co. APAC Ltd. (a)	17,410	33,086
Contemporary Amperex Technology Co. Ltd., Class A	1,863	47,156
Dada Nexus Ltd., ADR *	3,128	12,013
Fuyao Glass Industry Group Co. Ltd., Class A	10,452	53,008
JD.com, Inc., ADR	321	8,156
JD.com, Inc., Class A	5,777	73,444
Jiangsu Hengli Hydraulic Co. Ltd., Class A	12,233	93,830
Kingdee International Software Group Co. Ltd. *	23,715	31,467
Kweichow Moutai Co. Ltd., Class A	473	108,594
Midea Group Co. Ltd., Class A	13,157	94,864
NetEase, Inc., ADR	63	6,707
NetEase, Inc.	5,751	123,085
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	2,692	104,852
Shenzhou International Group Holdings Ltd.	10,325	101,413
Silergy Corp.	3,011	26,912
Tencent Holdings Ltd.	8,843	327,272
Wanhua Chemical Group Co. Ltd., Class A	8,018	96,938
Wuliangye Yibin Co. Ltd., Class A	5,128	108,953
WuXi AppTec Co. Ltd., Class A	11,606	136,764
Wuxi Biologics Cayman, Inc. * (a)	13,079	81,322
Yum China Holdings, Inc.	2,803	147,309
		1,969,970
Hong Kong — 4.2%
AIA Group Ltd.	17,276	150,020
Prudential plc	6,410	67,023
Techtronic Industries Co. Ltd.	8,570	78,244
		295,287
India — 16.3%
Apollo Hospitals Enterprise Ltd.	620	35,926
Asian Paints Ltd.	1,182	42,594
INVESTMENTS	SHARES (000)	VALUE ($000)

India — continued
Bharti Airtel Ltd.	8,429	92,571
Britannia Industries Ltd.	828	44,046
HDFC Bank Ltd., ADR	272	15,360
HDFC Bank Ltd.	21,578	382,890
HDFC Life Insurance Co. Ltd. (a)	6,380	47,393
Hindustan Unilever Ltd.	2,906	86,733
Infosys Ltd., ADR	4,071	66,854
Infosys Ltd.	3,205	52,713
ITC Ltd.	16,145	83,105
Kotak Mahindra Bank Ltd.	5,329	111,396
Tata Consultancy Services Ltd.	2,354	95,291
		1,156,872
Indonesia — 3.5%
Bank Central Asia Tbk. PT	220,479	121,466
Bank Rakyat Indonesia Persero Tbk. PT	408,730	127,804
		249,270
Macau — 1.1%
Sands China Ltd. *	27,812	74,871
Mexico — 3.4%
Grupo Financiero Banorte SAB de CV, Class O	13,323	107,929
Wal-Mart de Mexico SAB de CV	37,689	135,044
		242,973
Panama — 1.2%
Copa Holdings SA, Class A	1,020	83,274
Portugal — 1.6%
Jeronimo Martins SGPS SA	4,779	110,163
South Africa — 4.0%
Bid Corp. Ltd.	3,101	65,782
Capitec Bank Holdings Ltd.	754	66,990
FirstRand Ltd.	26,704	88,035
Shoprite Holdings Ltd.	4,584	58,741
		279,548
South Korea — 8.5%
Kia Corp.	1,307	74,680
Samsung Electronics Co. Ltd.	9,305	463,155
SK Hynix, Inc.	764	66,352
		604,187
Spain — 1.5%
Banco Bilbao Vizcaya Argentaria SA	13,675	107,580
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Taiwan — 12.3%
Chailease Holding Co. Ltd.	18,994	103,031
Delta Electronics, Inc.	9,423	84,919
Realtek Semiconductor Corp.	4,830	60,195
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	6,127	528,860
Taiwan Semiconductor Manufacturing Co. Ltd.	5,951	97,195
		874,200
Turkey — 1.2%
Aselsan Elektronik Sanayi ve Ticaret A/S	19,304	28,179
BIM Birlesik Magazalar A/S	6,031	57,931
		86,110
United States — 3.6%
EPAM Systems, Inc. *	357	77,719
Estee Lauder Cos., Inc. (The), Class A	430	55,343
Globant SA *	245	41,743
Las Vegas Sands Corp.	751	35,649
Monolithic Power Systems, Inc.	97	42,951
		253,405
Total Common Stocks (Cost $6,475,307)		7,077,737
Short-Term Investments — 0.7%
Investment Companies — 0.7%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (b) (c)(Cost $46,875)	46,859	46,878
Total Investments — 100.6% (Cost $6,522,182)		7,124,615
Liabilities in Excess of Other Assets — (0.6)%		(43,901)
NET ASSETS — 100.0%		7,080,714

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
APAC	Asia Pacific
PT	Limited liability company
SGPS	Holding company

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	18.9%
Semiconductors & Semiconductor Equipment	11.5
Consumer Staples Distribution & Retail	7.3
Technology Hardware, Storage & Peripherals	6.5
Broadline Retail	4.9
IT Services	4.7
Interactive Media & Services	4.6
Insurance	3.7
Hotels, Restaurants & Leisure	3.6
Beverages	3.5
Life Sciences Tools & Services	3.1
Financial Services	2.7
Machinery	2.4
Personal Care Products	2.0
Chemicals	2.0
Entertainment	1.8
Electrical Equipment	1.6
Health Care Equipment & Supplies	1.5
Textiles, Apparel & Luxury Goods	1.4
Household Durables	1.3
Wireless Telecommunication Services	1.3
Oil, Gas & Consumable Fuels	1.3
Electronic Equipment, Instruments & Components	1.2
Passenger Airlines	1.2
Tobacco	1.2
Automobiles	1.0
Others (each less than 1.0%)	3.1
Short-Term Investments	0.7
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	33

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%
Brazil — 5.9%
B3 SA - Brasil Bolsa Balcao	674	1,491
Banco Bradesco SA (Preference)	269	747
Banco do Brasil SA	493	4,727
Centrais Eletricas Brasileiras SA	539	3,709
Cia Energetica de Minas Gerais (Preference)	797	1,850
Gerdau SA (Preference)	1,216	5,275
Itau Unibanco Holding SA (Preference)	1,589	8,452
Itausa SA *	43	74
Itausa SA (Preference)	2,859	4,906
Localiza Rent a Car SA	574	5,809
Lojas Renner SA	1,152	2,814
MercadoLibre, Inc. *	1	1,006
NU Holdings Ltd., Class A *	95	783
Petroleo Brasileiro SA (Preference)	2,702	18,616
Raia Drogasil SA	1,080	5,528
Suzano SA	599	6,140
TIM SA, ADR	313	4,724
Transmissora Alianca de Energia Eletrica S/A	244	1,639
Vale SA, ADR	1,126	15,439
WEG SA	976	6,374
		100,103
Chile — 0.3%
Banco Santander Chile, ADR (a)	245	4,264
China — 29.7%
Aier Eye Hospital Group Co. Ltd., Class A	524	1,307
Alibaba Group Holding Ltd. *	4,723	48,620
Amoy Diagnostics Co. Ltd., Class A	195	578
Angel Yeast Co. Ltd., Class A	471	2,246
ANTA Sports Products Ltd.	373	4,216
Baidu, Inc., ADR *	69	7,275
Baidu, Inc., Class A *	54	708
Baoshan Iron & Steel Co. Ltd., Class A	4,270	3,641
BOC Aviation Ltd. (b)	221	1,362
BOE Technology Group Co. Ltd., Class A	8,334	4,452
BYD Co. Ltd., Class H	188	5,702
CGN Power Co. Ltd., Class H (b)	11,175	2,685
Chacha Food Co. Ltd., Class A	429	2,163
China Construction Bank Corp., Class H	33,895	19,170
China International Capital Corp. Ltd., Class H (b)	2,172	3,459
China Life Insurance Co. Ltd., Class H	3,386	4,586
China Longyuan Power Group Corp. Ltd., Class H	2,917	2,469
China Merchants Bank Co. Ltd., Class A	294	1,233
China Merchants Bank Co. Ltd., Class H	2,202	8,353
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
China Oilfield Services Ltd., Class H	2,890	3,417
China Overseas Land & Investment Ltd.	2,264	4,273
China Pacific Insurance Group Co. Ltd., Class H	1,537	3,786
China Petroleum & Chemical Corp., Class H	8,238	4,213
China Resources Land Ltd.	1,656	6,199
China Resources Mixc Lifestyle Services Ltd. (b)	412	1,607
China Shenhua Energy Co. Ltd., Class H	319	978
China State Construction Engineering Corp. Ltd., Class A	1,184	835
China Vanke Co. Ltd., Class H	2,028	1,898
China Yangtze Power Co. Ltd., Class A	1,157	3,558
Chongqing Brewery Co. Ltd., Class A	149	1,594
Chongqing Fuling Zhacai Group Co. Ltd., Class A	1,197	2,521
Contemporary Amperex Technology Co. Ltd., Class A	93	2,351
Country Garden Services Holdings Co. Ltd.	496	433
CRRC Corp. Ltd., Class H	1,701	709
CSPC Pharmaceutical Group Ltd.	1,782	1,557
Dongguan Yiheda Automation Co. Ltd., Class A	156	631
ENN Energy Holdings Ltd.	571	4,325
Flat Glass Group Co. Ltd., Class H *	267	480
Focus Media Information Technology Co. Ltd., Class A	1,008	949
Foshan Haitian Flavouring & Food Co. Ltd., Class A	536	2,751
Foxconn Industrial Internet Co. Ltd., Class A	634	1,273
Fuyao Glass Industry Group Co. Ltd., Class H (b)	1,030	4,696
Ganfeng Lithium Group Co. Ltd. (b)	198	710
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	269	2,266
H World Group Ltd., ADR *	20	767
H World Group Ltd. *	1,483	5,576
Haier Smart Home Co. Ltd., Class H	2,278	6,498
Hangzhou Tigermed Consulting Co. Ltd., Class H (b)	165	928
Hefei Meiya Optoelectronic Technology, Inc., Class A	445	1,176
Hongfa Technology Co. Ltd., Class A	403	1,593
Huatai Securities Co. Ltd., Class H (b)	801	1,048
Huayu Automotive Systems Co. Ltd., Class A	902	2,157
Hundsun Technologies, Inc., Class A	139	591
Imeik Technology Development Co. Ltd., Class A	13	566
Industrial & Commercial Bank of China Ltd., Class H	19,783	9,481
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,016	3,796
JA Solar Technology Co. Ltd., Class A	409	1,248
JD Health International, Inc. * (b)	228	1,037
JD.com, Inc., Class A	860	10,928
Jiangsu Hengli Hydraulic Co. Ltd., Class A	345	2,646
Jiumaojiu International Holdings Ltd. (b)	256	279
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
China — continued
Joinn Laboratories China Co. Ltd., Class H (b)	363	676
Kanzhun Ltd., ADR *	83	1,235
KE Holdings, Inc., ADR	70	1,025
Kingdee International Software Group Co. Ltd. *	1,917	2,544
Kunlun Energy Co. Ltd.	5,792	4,825
Kweichow Moutai Co. Ltd., Class A	33	7,646
Lenovo Group Ltd.	1,048	1,220
Li Auto, Inc., Class A *	50	846
LONGi Green Energy Technology Co. Ltd., Class A	1,120	3,686
Meituan * (b)	1,552	22,004
Midea Group Co. Ltd., Class A	338	2,437
Minth Group Ltd.	802	1,790
Montage Technology Co. Ltd., Class A	103	777
NARI Technology Co. Ltd., Class A	558	1,718
NetEase, Inc.	757	16,193
NIO, Inc., Class A *	156	1,142
Oppein Home Group, Inc., Class A	69	822
PDD Holdings, Inc., ADR *	158	16,020
PetroChina Co. Ltd., Class H	7,520	4,908
Pharmaron Beijing Co. Ltd., Class H (b)	688	1,642
PICC Property & Casualty Co. Ltd., Class H	4,308	4,920
Ping An Bank Co. Ltd., Class A	2,897	4,128
Ping An Insurance Group Co. of China Ltd., Class H	2,861	14,515
Postal Savings Bank of China Co. Ltd., Class H (b)	5,494	2,508
Qingdao Haier Biomedical Co. Ltd., Class A	233	1,161
Sany Heavy Industry Co. Ltd., Class A	412	812
Shanghai Baosight Software Co. Ltd., Class A	284	1,650
Shanghai Liangxin Electrical Co. Ltd., Class A	865	1,118
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	120	4,682
Shenzhen Transsion Holdings Co. Ltd., Class A	56	1,021
Shenzhou International Group Holdings Ltd.	287	2,818
Silergy Corp.	256	2,288
Skshu Paint Co. Ltd., Class A *	191	1,548
StarPower Semiconductor Ltd., Class A	37	861
Sunny Optical Technology Group Co. Ltd.	115	960
Suzhou Maxwell Technologies Co. Ltd., Class A	56	922
Tencent Holdings Ltd.	1,923	71,183
Tingyi Cayman Islands Holding Corp.	1,062	1,409
Trip.com Group Ltd., ADR *	102	3,472
Trip.com Group Ltd. *	54	1,840
Wanhua Chemical Group Co. Ltd., Class A	359	4,342
Wuliangye Yibin Co. Ltd., Class A	208	4,419
WuXi AppTec Co. Ltd., Class H (b)	514	6,175
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
Wuxi Biologics Cayman, Inc. * (b)	1,271	7,903
Xinyi Solar Holdings Ltd.	2,210	1,301
XPeng, Inc., ADR * (a)	118	1,703
XPeng, Inc., Class A *	210	1,529
Yum China Holdings, Inc.	106	5,563
Yum China Holdings, Inc.	47	2,454
Zhejiang Dingli Machinery Co. Ltd., Class A	428	3,176
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	450	2,665
Zhejiang Weixing New Building Materials Co. Ltd., Class A	809	1,817
Zhuzhou CRRC Times Electric Co. Ltd., Class H	997	3,219
Zijin Mining Group Co. Ltd., Class H	4,770	7,379
ZTO Express Cayman, Inc.	81	1,888
		505,055
Colombia — 0.3%
Bancolombia SA, ADR	67	1,712
Ecopetrol SA, ADR (a)	211	2,490
		4,202
Greece — 0.4%
Hellenic Telecommunications Organization SA	246	3,441
OPAP SA	151	2,560
		6,001
Hong Kong — 0.2%
Sino Biopharmaceutical Ltd.	3,345	1,299
Techtronic Industries Co. Ltd.	268	2,447
		3,746
Hungary — 0.4%
OTP Bank Nyrt.	127	4,743
Richter Gedeon Nyrt.	118	2,768
		7,511
India — 15.1%
Aarti Industries Ltd.	260	1,420
ABB India Ltd.	24	1,200
Apollo Hospitals Enterprise Ltd.	77	4,477
Ashok Leyland Ltd.	1,956	3,944
Asian Paints Ltd.	66	2,383
Aurobindo Pharma Ltd.	128	1,305
Axis Bank Ltd.	725	8,555
Bajaj Finance Ltd.	37	3,294
Bharat Petroleum Corp. Ltd.	541	2,268
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	35

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
India — continued
Biocon Ltd.	584	1,541
Britannia Industries Ltd.	110	5,854
Cipla Ltd.	121	1,742
Colgate-Palmolive India Ltd.	84	2,120
Dabur India Ltd.	411	2,610
Divi's Laboratories Ltd.	21	865
Dr Reddy's Laboratories Ltd.	98	6,323
Eicher Motors Ltd.	128	5,083
GAIL India Ltd.	594	853
Godrej Properties Ltd. *	168	3,351
HCL Technologies Ltd.	134	2,060
HDFC Bank Ltd., ADR	13	712
HDFC Bank Ltd.	1,001	17,756
HDFC Life Insurance Co. Ltd. (b)	673	5,000
Hindalco Industries Ltd.	365	2,015
Hindustan Unilever Ltd.	361	10,785
ICICI Bank Ltd.	1,514	16,661
ICICI Prudential Life Insurance Co. Ltd. (b)	163	1,028
Infosys Ltd., ADR	1,103	18,117
InterGlobe Aviation Ltd. * (b)	61	1,797
ITC Ltd.	1,563	8,044
Kotak Mahindra Bank Ltd.	493	10,301
Larsen & Toubro Ltd.	224	7,883
Mahindra & Mahindra Ltd.	442	7,747
Maruti Suzuki India Ltd.	75	9,408
Max Healthcare Institute Ltd.	196	1,350
NTPC Ltd.	1,133	3,210
Oil & Natural Gas Corp. Ltd.	1,144	2,559
Page Industries Ltd.	2	872
Petronet LNG Ltd.	1,424	3,412
Power Grid Corp. of India Ltd.	2,447	5,944
Reliance Industries Ltd.	929	25,549
Shriram Finance Ltd.	266	6,002
Tata Consultancy Services Ltd.	302	12,222
Tata Consumer Products Ltd.	312	3,378
Tata Steel Ltd.	821	1,171
UltraTech Cement Ltd.	69	6,930
UPL Ltd.	729	4,734
WNS Holdings Ltd., ADR *	12	630
		256,465
Indonesia — 2.0%
Bank Central Asia Tbk. PT	23,016	12,680
Bank Mandiri Persero Tbk. PT	5,703	2,038
INVESTMENTS	SHARES (000)	VALUE ($000)

Indonesia — continued
Bank Rakyat Indonesia Persero Tbk. PT	29,479	9,217
Telkom Indonesia Persero Tbk. PT	31,192	6,838
United Tractors Tbk. PT	2,510	3,972
		34,745
Malaysia — 1.1%
CIMB Group Holdings Bhd.	3,211	3,848
Malayan Banking Bhd.	1,162	2,200
Petronas Chemicals Group Bhd.	2,557	3,942
Public Bank Bhd.	7,307	6,382
Tenaga Nasional Bhd.	1,411	2,932
		19,304
Mexico — 2.8%
America Movil SAB de CV	7,286	6,025
Cemex SAB de CV *	3,956	2,367
Fomento Economico Mexicano SAB de CV	321	3,632
Grupo Aeroportuario del Pacifico SAB de CV, Class B	300	3,508
Grupo Aeroportuario del Sureste SAB de CV, Class B	179	3,861
Grupo Financiero Banorte SAB de CV, Class O	1,091	8,839
Grupo Mexico SAB de CV	1,212	5,032
Kimberly-Clark de Mexico SAB de CV, Class A	1,579	2,894
Regional SAB de CV	348	2,638
Wal-Mart de Mexico SAB de CV	2,223	7,965
		46,761
Panama — 0.1%
Copa Holdings SA, Class A	20	1,602
Peru — 0.4%
Credicorp Ltd.	51	6,381
Philippines — 0.2%
Ayala Land, Inc.	3,787	1,863
BDO Unibank, Inc.	840	1,890
		3,753
Poland — 0.3%
Dino Polska SA * (b)	25	2,374
Powszechny Zaklad Ubezpieczen SA	305	3,448
		5,822
Qatar — 0.6%
Industries Qatar QSC	1,042	3,499
Qatar National Bank QPSC	1,642	6,716
		10,215
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Russia — 0.1%
Gazprom PJSC ‡ *	4,581	235
Magnitogorsk Iron & Steel Works PJSC ‡ *	3,146	36
MMC Norilsk Nickel PJSC, ADR ‡ *	—	—
MMC Norilsk Nickel PJSC ‡ *	41	176
Novatek PJSC ‡	165	50
Rosneft Oil Co. PJSC ‡	833	55
Sberbank of Russia PJSC ‡	3,172	89
Severstal PAO, GDR ‡ * (b)	329	105
TCS Group Holding plc, GDR ‡ * (b)	69	50
X5 Retail Group NV, GDR ‡ * (b)	207	50
		846
Saudi Arabia — 3.8%
Al Rajhi Bank	744	13,309
Alinma Bank	545	4,782
Almarai Co. JSC	243	3,618
Dr Sulaiman Al Habib Medical Services Group Co.	12	814
Etihad Etisalat Co.	316	3,881
SABIC Agri-Nutrients Co.	94	3,369
Saudi Arabian Mining Co. *	194	1,862
Saudi Arabian Oil Co. (b)	788	7,004
Saudi Basic Industries Corp.	376	7,726
Saudi National Bank (The)	1,200	10,738
Saudi Telecom Co.	726	7,438
		64,541
South Africa — 3.8%
Absa Group Ltd.	199	1,813
Bid Corp. Ltd.	252	5,347
Bidvest Group Ltd. (The)	378	5,350
Capitec Bank Holdings Ltd.	78	6,939
Clicks Group Ltd.	394	5,804
Discovery Ltd.	224	1,545
FirstRand Ltd.	2,060	6,790
Foschini Group Ltd. (The)	459	2,483
Gold Fields Ltd.	156	2,060
Impala Platinum Holdings Ltd.	339	1,412
MTN Group Ltd.	807	3,941
Naspers Ltd., Class N *	51	7,983
Sanlam Ltd.	1,131	3,966
Standard Bank Group Ltd.	701	6,883
Vodacom Group Ltd.	275	1,498
		63,814
INVESTMENTS	SHARES (000)	VALUE ($000)

South Korea — 12.4%
BGF retail Co. Ltd.	17	1,721
Hana Financial Group, Inc.	231	6,706
Hankook Tire & Technology Co. Ltd.	67	1,914
HL Mando Co. Ltd.	47	1,145
Hotel Shilla Co. Ltd.	16	764
Hugel, Inc. *	16	1,696
Hyundai Glovis Co. Ltd.	36	4,573
Hyundai Marine & Fire Insurance Co. Ltd.	72	1,689
Hyundai Mobis Co. Ltd.	36	5,553
Hyundai Motor Co.	23	2,906
KakaoBank Corp.	95	1,285
KB Financial Group, Inc.	183	6,962
Kia Corp.	135	7,710
KIWOOM Securities Co. Ltd.	26	1,566
LG Chem Ltd.	25	8,035
LG Energy Solution Ltd. *	9	2,440
LG H&H Co. Ltd.	6	1,477
Lotte Chemical Corp.	20	2,204
NAVER Corp.	58	8,112
NCSoft Corp.	14	2,454
Orion Corp.	12	1,028
POSCO Holdings, Inc.	20	6,203
Samsung Biologics Co. Ltd. * (b)	12	6,239
Samsung C&T Corp.	23	1,816
Samsung Electronics Co. Ltd.	1,559	77,595
Samsung Engineering Co. Ltd. *	84	1,487
Samsung Fire & Marine Insurance Co. Ltd.	28	5,323
Samsung SDI Co. Ltd.	8	2,471
Shinhan Financial Group Co. Ltd.	201	5,168
SK Hynix, Inc.	194	16,815
SK IE Technology Co. Ltd. * (b)	28	1,236
SK Innovation Co. Ltd. *	36	3,237
SK Telecom Co. Ltd.	85	3,089
SK, Inc.	14	1,514
SKC Co. Ltd.	30	1,779
SM Entertainment Co. Ltd.	22	1,645
S-Oil Corp.	66	3,250
		210,807
Taiwan — 14.4%
Accton Technology Corp.	397	6,151
Advantech Co. Ltd.	592	6,082
ASE Technology Holding Co. Ltd.	2,065	7,230
Asustek Computer, Inc.	245	2,569
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	37

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Taiwan — continued
AUO Corp.	4,656	2,254
Chailease Holding Co. Ltd.	1,049	5,694
Chunghwa Telecom Co. Ltd.	1,458	5,215
CTBC Financial Holding Co. Ltd.	9,271	6,982
Delta Electronics, Inc.	767	6,912
E.Sun Financial Holding Co. Ltd.	7,532	5,550
Eclat Textile Co. Ltd.	210	3,342
eMemory Technology, Inc.	43	2,694
Fubon Financial Holding Co. Ltd.	3,616	6,725
Giant Manufacturing Co. Ltd.	291	1,471
Hon Hai Precision Industry Co. Ltd.	2,404	7,175
Largan Precision Co. Ltd.	64	4,099
MediaTek, Inc.	224	5,846
Mega Financial Holding Co. Ltd.	1,492	1,693
Nan Ya Plastics Corp.	1,977	3,783
Nien Made Enterprise Co. Ltd.	235	2,079
Novatek Microelectronics Corp.	195	2,746
President Chain Store Corp.	449	3,572
Quanta Computer, Inc.	590	3,484
Realtek Semiconductor Corp.	448	5,583
Taiwan Mobile Co. Ltd.	1,078	3,186
Taiwan Semiconductor Manufacturing Co. Ltd.	6,865	112,123
Uni-President Enterprises Corp.	2,909	6,103
United Microelectronics Corp.	3,043	4,376
Vanguard International Semiconductor Corp.	474	1,029
Wiwynn Corp.	79	3,733
Yuanta Financial Holding Co. Ltd.	7,071	5,312
		244,793
Thailand — 2.1%
Airports of Thailand PCL *	2,573	4,778
Bangkok Bank PCL	392	1,715
CP ALL PCL	1,027	1,569
Indorama Ventures PCL	1,968	1,296
Kasikornbank PCL	828	3,028
PTT Exploration & Production PCL	1,251	5,715
PTT Exploration & Production PCL, NVDR	85	387
PTT Global Chemical PCL	2,058	1,977
PTT Global Chemical PCL, NVDR	127	122
PTT PCL	3,257	2,996
PTT PCL, NVDR	138	127
SCB X PCL	927	2,524
SCG Packaging PCL	1,516	1,519
Siam Cement PCL (The), NVDR	18	143
INVESTMENTS	SHARES (000)	VALUE ($000)

Thailand — continued
Siam Cement PCL (The) (Registered)	544	4,359
Thai Oil PCL	1,963	2,571
Thai Oil PCL, NVDR	76	100
Thai Union Group PCL, Class F	3,683	1,383
		36,309
Turkey — 0.3%
BIM Birlesik Magazalar A/S	237	2,280
Ford Otomotiv Sanayi A/S	54	1,500
KOC Holding A/S	352	1,700
		5,480
United Arab Emirates — 0.9%
Dubai Islamic Bank PJSC	2,183	3,209
Emaar Properties PJSC	4,406	8,028
Emirates Telecommunications Group Co. PJSC	463	2,329
First Abu Dhabi Bank PJSC	665	2,294
		15,860
United Kingdom — 0.1%
Anglogold Ashanti plc	116	2,139
United States — 0.2%
Genpact Ltd.	40	1,350
Globant SA *	7	1,111
Parade Technologies Ltd.	18	590
		3,051
Total Common Stocks (Cost $1,730,557)		1,663,570
Short-Term Investments — 1.8%
Investment Companies — 1.6%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (c) (d)(Cost $27,008)	27,000	27,011
Investment of Cash Collateral from Securities Loaned — 0.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (c) (d)	2,983	2,984
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (c) (d)	1,215	1,215
Total Investment of Cash Collateral from Securities Loaned (Cost $4,199)		4,199
Total Short-Term Investments (Cost $31,207)		31,210
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Total Investments — 99.7% (Cost $1,761,764)		1,694,780
Other Assets Less Liabilities — 0.3%		5,551
NET ASSETS — 100.0%		1,700,331

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $4,025.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	16.7%
Semiconductors & Semiconductor Equipment	10.2
Technology Hardware, Storage & Peripherals	5.6
Oil, Gas & Consumable Fuels	5.6
Interactive Media & Services	5.2
Broadline Retail	5.0
Insurance	3.3
Metals & Mining	3.2
Chemicals	3.0
Automobiles	2.7
Hotels, Restaurants & Leisure	2.6
Consumer Staples Distribution & Retail	2.2
Food Products	2.1
IT Services	2.0
Electronic Equipment, Instruments & Components	1.7
Real Estate Management & Development	1.7
Wireless Telecommunication Services	1.6
Diversified Telecommunication Services	1.5
Life Sciences Tools & Services	1.4
Entertainment	1.2
Machinery	1.1
Financial Services	1.1
Electrical Equipment	1.0
Beverages	1.0
Automobile Components	1.0
Personal Care Products	1.0
Others (each less than 1.0%)	13.5
Short-Term Investments	1.8
Futures contracts outstanding as of October 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	636	12/15/2023	USD	29,218	(1,177)

Abbreviations
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	39

JPMorgan Europe Dynamic Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.6%
Australia — 0.8%
Rio Tinto plc	59	3,783
China — 1.7%
Prosus NV *	301	8,429
Denmark — 6.6%
Carlsberg A/S, Class B	62	7,430
Novo Nordisk A/S, Class B	265	25,549
		32,979
Finland — 1.6%
Nordea Bank Abp	762	8,027
France — 22.7%
Air Liquide SA	90	15,340
Amundi SA (a)	1	52
BNP Paribas SA	112	6,462
Elis SA	49	809
Engie SA	931	14,808
Gaztransport Et Technigaz SA	34	4,344
Legrand SA	87	7,564
LVMH Moet Hennessy Louis Vuitton SE	7	4,780
Publicis Groupe SA	95	7,229
Safran SA	52	8,070
Sodexo SA	58	6,150
SPIE SA	178	4,689
Thales SA	26	3,771
TotalEnergies SE	273	18,255
Vinci SA	99	10,992
		113,315
Germany — 12.3%
Allianz SE (Registered)	51	11,975
CTS Eventim AG & Co. KGaA	108	6,536
DWS Group GmbH & Co. KGaA (a)	132	3,874
Heidelberg Materials AG	73	5,322
HUGO BOSS AG	56	3,275
KION Group AG	97	2,969
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	26	10,274
RWE AG	314	12,019
Scout24 SE (a)	82	5,038
		61,282
Ireland — 3.8%
AIB Group plc	1,399	6,073
Bank of Ireland Group plc	733	6,573
INVESTMENTS	SHARES (000)	VALUE ($000)

Ireland — continued
Bank of Ireland Group plc	7	64
Ryanair Holdings plc, ADR *	72	6,366
		19,076
Italy — 6.9%
Buzzi SpA	202	5,348
Coca-Cola HBC AG	265	6,887
Prysmian SpA	192	7,191
UniCredit SpA	606	15,186
		34,612
Jordan — 0.9%
Hikma Pharmaceuticals plc	203	4,707
Netherlands — 8.4%
Koninklijke Ahold Delhaize NV	366	10,839
Koninklijke KPN NV	2,065	6,941
Shell plc	748	24,085
		41,865
Norway — 0.5%
Aker Solutions ASA (a)	597	2,383
Spain — 4.5%
Banco Bilbao Vizcaya Argentaria SA	981	7,717
Banco de Sabadell SA	3,871	4,814
Industria de Diseno Textil SA (b)	289	9,960
		22,491
Sweden — 2.6%
AAK AB	197	3,756
Volvo AB, Class B	460	9,112
		12,868
Switzerland — 5.5%
Accelleron Industries AG	201	4,967
Logitech International SA (Registered)	28	2,232
Novartis AG (Registered)	217	20,276
		27,475
United Kingdom — 11.6%
3i Group plc	385	9,069
Games Workshop Group plc	37	4,436
Inchcape plc	326	2,643
Melrose Industries plc	1,187	6,761
Rolls-Royce Holdings plc *	2,176	5,727
Rotork plc	1,293	4,622
SSE plc	347	6,886
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
Taylor Wimpey plc	2,683	3,624
Weir Group plc (The)	171	3,558
Whitbread plc	258	10,472
		57,798
United States — 5.2%
GSK plc	492	8,765
Schneider Electric SE	51	7,808
Stellantis NV	488	9,128
		25,701
Total Common Stocks (Cost $432,038)		476,791
Short-Term Investments — 5.5%
Investment Companies — 3.9%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (c) (d)(Cost $19,258)	19,252	19,259
Investment of Cash Collateral from Securities Loaned — 1.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (c) (d)(Cost $7,929)	7,929	7,929
Total Short-Term Investments (Cost $27,187)		27,188
Total Investments — 101.1% (Cost $459,225)		503,979
Liabilities in Excess of Other Assets — (1.1)%		(5,304)
NET ASSETS — 100.0%		498,675

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $7,421.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	11.8%
Banks	10.9
Oil, Gas & Consumable Fuels	9.3
Electrical Equipment	5.5
Aerospace & Defense	4.8
Insurance	4.4
Machinery	4.0
Hotels, Restaurants & Leisure	3.3
Chemicals	3.0
Multi-Utilities	2.9
Beverages	2.8
Capital Markets	2.6
Independent Power and Renewable Electricity Producers	2.4
Construction & Engineering	2.2
Consumer Staples Distribution & Retail	2.2
Construction Materials	2.1
Specialty Retail	2.0
Automobiles	1.8
Broadline Retail	1.7
Textiles, Apparel & Luxury Goods	1.6
Media	1.4
Diversified Telecommunication Services	1.4
Electric Utilities	1.4
Entertainment	1.3
Passenger Airlines	1.3
Commercial Services & Supplies	1.1
Interactive Media & Services	1.0
Others (each less than 1.0%)	4.4
Short-Term Investments	5.4
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	41

JPMorgan Europe Dynamic Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
Futures contracts outstanding as of October 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	291	12/15/2023	EUR	12,575	95
FTSE 100 Index	76	12/15/2023	GBP	6,784	(8)
					87

Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan International Equity Funds	October 31, 2023

JPMorgan International Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%
Australia — 2.7%
BHP Group Ltd.	2,083	58,960
BHP Group Ltd.	530	15,085
Woodside Energy Group Ltd.	1,294	28,172
Woodside Energy Group Ltd.	160	3,497
		105,714
Austria — 0.7%
Erste Group Bank AG	723	25,907
Belgium — 1.0%
KBC Group NV	698	38,434
Denmark — 3.9%
Carlsberg A/S, Class B	381	45,437
Genmab A/S *	56	15,919
Novo Nordisk A/S, Class B	974	93,914
		155,270
France — 16.0%
Air Liquide SA	359	61,495
Airbus SE	393	52,689
BNP Paribas SA	636	36,589
Capgemini SE	234	41,359
Engie SA	3,171	50,439
Kering SA	65	26,415
L'Oreal SA	113	47,484
LVMH Moet Hennessy Louis Vuitton SE	107	76,409
Pernod Ricard SA	156	27,621
Safran SA	438	68,501
Societe Generale SA	1,170	26,292
TotalEnergies SE	1,019	68,112
Vinci SA	436	48,193
		631,598
Germany — 8.1%
Allianz SE (Registered)	369	86,451
Deutsche Boerse AG	282	46,345
Deutsche Post AG	959	37,434
Infineon Technologies AG	1,327	38,768
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	123	49,454
RWE AG	1,550	59,306
		317,758
Hong Kong — 2.8%
AIA Group Ltd.	6,480	56,269
INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — continued
Prudential plc	2,924	30,581
Techtronic Industries Co. Ltd.	2,474	22,587
		109,437
India — 0.9%
HDFC Bank Ltd., ADR	621	35,123
Italy — 1.7%
UniCredit SpA	2,671	66,966
Japan — 20.2%
Ajinomoto Co., Inc.	731	26,691
Bridgestone Corp.	1,213	45,906
Daikin Industries Ltd.	339	48,934
Hoya Corp.	425	40,953
Keyence Corp.	162	62,597
Kyowa Kirin Co. Ltd.	1,225	19,212
Mitsubishi UFJ Financial Group, Inc.	5,420	45,468
Nippon Telegraph & Telephone Corp.	60,615	71,331
Recruit Holdings Co. Ltd.	1,160	33,255
Seven & i Holdings Co. Ltd.	1,002	36,719
Shimano, Inc.	281	40,409
Shin-Etsu Chemical Co. Ltd.	2,038	60,940
SMC Corp.	73	33,893
Sony Group Corp.	869	72,248
Sumitomo Mitsui Financial Group, Inc.	740	35,659
Terumo Corp.	1,086	29,714
Tokio Marine Holdings, Inc.	2,469	55,237
Tokyo Electron Ltd.	282	37,236
		796,402
Macau — 0.5%
Sands China Ltd. *	8,080	21,753
Netherlands — 6.0%
ASML Holding NV	144	86,678
Shell plc	4,633	149,304
		235,982
Singapore — 1.8%
DBS Group Holdings Ltd.	2,909	69,884
South Africa — 0.7%
Anglo American plc	1,106	28,170
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	43

JPMorgan International Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
South Korea — 1.2%
Samsung Electronics Co. Ltd., GDR (a)	23	29,185
Samsung Electronics Co. Ltd., GDR (a)	16	19,508
		48,693
Spain — 3.0%
Iberdrola SA	5,723	63,653
Industria de Diseno Textil SA (b)	1,559	53,813
		117,466
Sweden — 4.0%
Atlas Copco AB, Class A	3,061	39,632
Sandvik AB	1,869	31,837
Svenska Handelsbanken AB, Class A	3,595	30,652
Volvo AB, Class B	2,915	57,757
		159,878
Switzerland — 0.9%
Cie Financiere Richemont SA (Registered)	314	36,988
Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	334	28,806
United Kingdom — 12.4%
3i Group plc	2,517	59,341
AstraZeneca plc	708	88,576
BP plc	12,507	76,369
Diageo plc	1,313	49,648
InterContinental Hotels Group plc	580	41,078
Lloyds Banking Group plc	102,502	49,888
London Stock Exchange Group plc	506	51,089
Next plc	93	7,805
RELX plc	1,827	63,741
		487,535
United States — 8.0%
Ferguson plc	246	36,941
Nestle SA (Registered)	1,184	127,649
Roche Holding AG	279	71,928
Sanofi SA	372	33,751
Stellantis NV	2,535	47,364
		317,633
Total Common Stocks (Cost $3,289,262)		3,835,397
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.5%
Investment Companies — 2.4%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (c) (d)(Cost $95,462)	95,433	95,471
Investment of Cash Collateral from Securities Loaned — 1.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (c) (d)	37,995	38,003
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (c) (d)	4,963	4,963
Total Investment of Cash Collateral from Securities Loaned (Cost $42,966)		42,966
Total Short-Term Investments (Cost $138,428)		138,437
Total Investments — 100.7% (Cost $3,427,690)		3,973,834
Liabilities in Excess of Other Assets — (0.7)%		(27,587)
NET ASSETS — 100.0%		3,946,247

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $40,213.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan International Equity Funds	October 31, 2023

Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	11.6%
Oil, Gas & Consumable Fuels	8.2
Pharmaceuticals	7.7
Insurance	7.0
Semiconductors & Semiconductor Equipment	4.8
Machinery	4.7
Capital Markets	3.9
Food Products	3.9
Textiles, Apparel & Luxury Goods	3.5
Beverages	3.1
Chemicals	3.1
Aerospace & Defense	3.1
Metals & Mining	2.6
Professional Services	2.4
Household Durables	1.8
Diversified Telecommunication Services	1.8
Health Care Equipment & Supplies	1.8
Electric Utilities	1.6
Hotels, Restaurants & Leisure	1.6
Electronic Equipment, Instruments & Components	1.6
Independent Power and Renewable Electricity Producers	1.5
Specialty Retail	1.4
Multi-Utilities	1.3
Building Products	1.2
Technology Hardware, Storage & Peripherals	1.2
Construction & Engineering	1.2
Personal Care Products	1.2
Automobiles	1.2
Automobile Components	1.2
IT Services	1.0
Leisure Products	1.0
Others (each less than 1.0%)	3.3
Short-Term Investments	3.5
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	45

JPMorgan International Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%
Australia — 2.2%
BHP Group Ltd.	1,067	30,345
Belgium — 1.9%
KBC Group NV	456	25,111
Canada — 6.5%
Alimentation Couche-Tard, Inc.	471	25,625
Canadian National Railway Co.	294	31,063
Toronto-Dominion Bank (The)	544	30,403
		87,091
China — 4.5%
JD.com, Inc., ADR	479	12,190
Tencent Holdings Ltd.	1,315	48,659
		60,849
Denmark — 1.9%
Novo Nordisk A/S, Class B	273	26,372
France — 10.9%
Air Liquide SA	119	20,432
Engie SA	1,336	21,242
Safran SA	203	31,702
TotalEnergies SE	645	43,151
Vinci SA	275	30,451
		146,978
Germany — 8.7%
Allianz SE (Registered)	158	37,087
Deutsche Boerse AG	105	17,310
Deutsche Post AG	501	19,564
Infineon Technologies AG	467	13,627
RWE AG	765	29,278
		116,866
Hong Kong — 1.8%
AIA Group Ltd.	2,800	24,311
India — 2.3%
HDFC Bank Ltd., ADR	545	30,832
Indonesia — 2.6%
Bank Central Asia Tbk. PT	40,076	22,078
Telkom Indonesia Persero Tbk. PT	56,902	12,474
		34,552
Italy — 1.9%
UniCredit SpA	1,007	25,234
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — 12.6%
Daikin Industries Ltd.	111	16,033
Hoya Corp.	142	13,709
Keyence Corp.	50	19,201
Mitsubishi UFJ Financial Group, Inc.	2,591	21,736
Nippon Telegraph & Telephone Corp.	17,508	20,602
Seven & i Holdings Co. Ltd.	498	18,235
Shin-Etsu Chemical Co. Ltd.	606	18,112
Sony Group Corp.	279	23,221
Tokio Marine Holdings, Inc.	870	19,471
		170,320
Mexico — 1.4%
Wal-Mart de Mexico SAB de CV	5,420	19,420
Netherlands — 6.7%
ASML Holding NV	42	25,321
Shell plc	1,996	64,322
		89,643
Singapore — 2.5%
DBS Group Holdings Ltd.	1,383	33,215
South Korea — 3.7%
Samsung Electronics Co. Ltd.	990	49,284
Spain — 1.4%
Industria de Diseno Textil SA (a)	531	18,337
Sweden — 1.5%
Atlas Copco AB, Class A	1,543	19,979
Taiwan — 3.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	535	46,154
United Kingdom — 12.2%
3i Group plc	947	22,328
AstraZeneca plc	112	13,992
BP plc	4,756	29,041
Diageo plc	499	18,894
InterContinental Hotels Group plc	205	14,542
Lloyds Banking Group plc	62,883	30,605
RELX plc	982	34,257
		163,659
United States — 6.9%
Ferguson plc	149	22,418
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Linde plc	73	27,643
Nestle SA (Registered)	398	42,929
		92,990
Total Common Stocks (Cost $1,176,978)		1,311,542
Short-Term Investments — 3.5%
Investment Companies — 2.4%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (b) (c)(Cost $32,820)	32,813	32,826
Investment of Cash Collateral from Securities Loaned — 1.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (b) (c)	11,998	12,000
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)	2,562	2,562
Total Investment of Cash Collateral from Securities Loaned (Cost $14,562)		14,562
Total Short-Term Investments (Cost $47,382)		47,388
Total Investments — 101.0% (Cost $1,224,360)		1,358,930
Liabilities in Excess of Other Assets — (1.0)%		(13,543)
NET ASSETS — 100.0%		1,345,387

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
PT	Limited liability company

(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $13,635.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Banks	16.1%
Oil, Gas & Consumable Fuels	10.0
Semiconductors & Semiconductor Equipment	6.3
Insurance	6.0
Chemicals	4.9
Consumer Staples Distribution & Retail	4.7
Technology Hardware, Storage & Peripherals	3.6
Interactive Media & Services	3.6
Food Products	3.2
Pharmaceuticals	3.0
Capital Markets	2.9
Professional Services	2.5
Diversified Telecommunication Services	2.4
Aerospace & Defense	2.3
Ground Transportation	2.3
Construction & Engineering	2.2
Metals & Mining	2.2
Independent Power and Renewable Electricity Producers	2.2
Household Durables	1.7
Trading Companies & Distributors	1.6
Multi-Utilities	1.6
Machinery	1.5
Air Freight & Logistics	1.4
Electronic Equipment, Instruments & Components	1.4
Beverages	1.4
Specialty Retail	1.3
Building Products	1.2
Hotels, Restaurants & Leisure	1.1
Health Care Equipment & Supplies	1.0
Broadline Retail	0.9
Short-Term Investments	3.5
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	47

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.6%
Australia — 6.5%
ANZ Group Holdings Ltd.	13	203
Aurizon Holdings Ltd.	29	62
BHP Group Ltd.	59	1,682
Brambles Ltd.	17	138
Commonwealth Bank of Australia	11	680
Dexus, REIT	18	73
Glencore plc	22	117
Goodman Group, REIT	44	577
GPT Group (The), REIT	37	86
Insurance Australia Group Ltd.	42	153
Macquarie Group Ltd.	5	536
Medibank Pvt Ltd.	113	246
Mirvac Group, REIT	131	152
National Australia Bank Ltd.	17	309
Newcrest Mining Ltd.	7	112
QBE Insurance Group Ltd.	41	406
Rio Tinto Ltd.	18	1,308
Rio Tinto plc	8	524
Santos Ltd.	90	439
Wesfarmers Ltd.	7	229
Westpac Banking Corp.	49	650
Woodside Energy Group Ltd.	7	154
Woolworths Group Ltd.	23	506
		9,342
Belgium — 0.5%
KBC Group NV	12	651
China — 0.6%
BOC Hong Kong Holdings Ltd.	106	280
Prosus NV *	16	461
Xinyi Glass Holdings Ltd.	48	55
		796
Denmark — 3.2%
Carlsberg A/S, Class B	6	664
Genmab A/S *	—	135
Novo Nordisk A/S, Class B	40	3,905
		4,704
Finland — 0.9%
Nokia OYJ	55	182
Nordea Bank Abp	112	1,186
		1,368
INVESTMENTS	SHARES (000)	VALUE ($000)

France — 12.0%
Air Liquide SA	11	1,906
Airbus SE	7	964
AXA SA	7	216
BNP Paribas SA	19	1,067
Capgemini SE	7	1,167
Engie SA	65	1,043
Kering SA	1	300
Legrand SA	11	960
L'Oreal SA	4	1,794
LVMH Moet Hennessy Louis Vuitton SE	4	2,773
Orange SA	57	671
Pernod Ricard SA	2	317
Safran SA	7	1,091
Societe Generale SA	23	518
TotalEnergies SE	15	1,015
Vinci SA	14	1,539
		17,341
Germany — 7.7%
adidas AG	2	358
Allianz SE (Registered)	8	1,965
BASF SE	2	73
Bayer AG (Registered)	7	283
Brenntag SE	2	126
Deutsche Post AG	20	802
Deutsche Telekom AG (Registered)	53	1,151
Dr Ing hc F Porsche AG (Preference) (a)	4	326
Infineon Technologies AG	33	960
Mercedes-Benz Group AG	4	235
Merck KGaA	1	202
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2	942
RWE AG	29	1,108
SAP SE	10	1,342
Siemens AG (Registered)	7	967
Symrise AG	1	91
Zalando SE * (b)	7	154
		11,085
Hong Kong — 2.0%
AIA Group Ltd.	122	1,060
CK Asset Holdings Ltd.	46	230
CLP Holdings Ltd.	11	77
Hong Kong Exchanges & Clearing Ltd.	16	556
Link, REIT	19	88
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hong Kong — continued
Prudential plc	37	392
Sun Hung Kai Properties Ltd.	20	200
Techtronic Industries Co. Ltd.	39	356
		2,959
Ireland — 0.4%
Kingspan Group plc	7	433
Kingspan Group plc	3	214
		647
Italy — 1.0%
Enel SpA	26	167
FinecoBank Banca Fineco SpA	36	420
UniCredit SpA	34	851
		1,438
Japan — 23.3%
AGC, Inc.	6	194
Ajinomoto Co., Inc.	20	749
Asahi Group Holdings Ltd.	21	763
Asahi Kasei Corp.	31	190
Bridgestone Corp.	20	768
Central Japan Railway Co.	32	720
Daiichi Sankyo Co. Ltd.	37	959
Daikin Industries Ltd.	5	750
Daiwa House Industry Co. Ltd.	25	685
Denso Corp.	48	703
Dentsu Group, Inc.	24	697
Fast Retailing Co. Ltd.	1	133
Fuji Electric Co. Ltd.	9	362
Hitachi Ltd.	18	1,128
Honda Motor Co. Ltd.	86	882
Hoya Corp.	9	905
ITOCHU Corp.	28	1,023
Japan Airlines Co. Ltd.	7	125
Keyence Corp.	4	1,355
Komatsu Ltd.	3	62
Konami Group Corp.	7	337
Kyowa Kirin Co. Ltd.	26	408
Mitsubishi Corp.	28	1,301
Mitsubishi UFJ Financial Group, Inc.	60	501
Mitsui Fudosan Co. Ltd.	32	687
Murata Manufacturing Co. Ltd.	38	648
NIDEC Corp.	3	99
Nintendo Co. Ltd.	6	264
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Nippon Paint Holdings Co. Ltd.	14	91
Nippon Steel Corp.	7	140
Nippon Telegraph & Telephone Corp.	753	886
Nomura Research Institute Ltd.	16	415
ORIX Corp.	33	607
Osaka Gas Co. Ltd.	9	177
Otsuka Corp.	11	461
Recruit Holdings Co. Ltd.	12	347
Renesas Electronics Corp. *	18	234
Seven & i Holdings Co. Ltd.	11	388
Shimadzu Corp.	6	140
Shin-Etsu Chemical Co. Ltd.	43	1,301
Shionogi & Co. Ltd.	8	382
Shiseido Co. Ltd.	13	400
SoftBank Group Corp.	5	184
Sony Group Corp.	18	1,530
Sumitomo Electric Industries Ltd.	37	390
Sumitomo Metal Mining Co. Ltd.	15	430
Sumitomo Mitsui Financial Group, Inc.	28	1,350
Suzuki Motor Corp.	16	625
T&D Holdings, Inc.	42	758
Takeda Pharmaceutical Co. Ltd.	4	106
Terumo Corp.	27	747
Tokio Marine Holdings, Inc.	42	937
Tokyo Electron Ltd.	9	1,255
Toyota Motor Corp.	92	1,604
Yamato Holdings Co. Ltd.	25	411
		33,694
Macau — 0.1%
Sands China Ltd. *	62	168
Netherlands — 6.0%
Adyen NV * (b)	—	153
ASML Holding NV	5	3,209
Koninklijke Ahold Delhaize NV	14	399
Koninklijke KPN NV	214	719
NN Group NV	21	687
Shell plc	91	2,931
Wolters Kluwer NV	5	625
		8,723
Singapore — 1.0%
DBS Group Holdings Ltd.	36	855
Oversea-Chinese Banking Corp. Ltd.	19	174
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	49

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Singapore — continued
Sea Ltd., ADR *	3	149
United Overseas Bank Ltd.	17	337
		1,515
South Korea — 0.1%
Delivery Hero SE * (b)	3	87
Spain — 2.0%
Banco Bilbao Vizcaya Argentaria SA	53	419
Banco Santander SA	66	242
Iberdrola SA	138	1,530
Industria de Diseno Textil SA	22	761
		2,952
Sweden — 2.5%
Atlas Copco AB, Class A	100	1,293
Sandvik AB	20	342
Skandinaviska Enskilda Banken AB, Class A	64	712
Volvo AB, Class B	63	1,245
		3,592
Switzerland — 5.0%
Cie Financiere Richemont SA (Registered)	7	771
DSM-Firmenich AG	4	382
Givaudan SA (Registered)	—	170
Julius Baer Group Ltd.	4	268
Lonza Group AG (Registered)	2	844
Novartis AG (Registered)	20	1,873
Sandoz Group AG *	4	104
SGS SA (Registered)	6	532
Sika AG (Registered)	4	851
UBS Group AG (Registered)	20	460
Zurich Insurance Group AG	2	986
		7,241
United Kingdom — 13.0%
3i Group plc	58	1,368
AstraZeneca plc	21	2,683
Barclays plc	415	665
Berkeley Group Holdings plc	14	669
BP plc	350	2,135
British American Tobacco plc	14	430
Centrica plc	114	218
DCC plc	4	226
Diageo plc	39	1,472
HSBC Holdings plc	118	851
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
InterContinental Hotels Group plc	12	824
Intertek Group plc	2	92
Lloyds Banking Group plc	1,649	802
London Stock Exchange Group plc	4	414
National Grid plc	18	218
Reckitt Benckiser Group plc	10	692
RELX plc	48	1,669
SSE plc	45	897
Standard Chartered plc	109	836
Taylor Wimpey plc	117	158
Tesco plc	217	713
Unilever plc	17	805
		18,837
United States — 7.8%
CSL Ltd.	5	673
GSK plc	62	1,115
Nestle SA (Registered)	33	3,545
Roche Holding AG	10	2,476
Sanofi SA	5	444
Schneider Electric SE	10	1,573
Stellantis NV	79	1,483
		11,309
Total Common Stocks (Cost $120,453)		138,449
	NO. OF CONTRACTS
Options Purchased — 1.8%
Put Options Purchased — 1.8%
United States — 1.8%
MSCI EAFE Index
12/29/2023 at USD 1,925.00, European Style
Notional Amount: USD 4,878
Counterparty: Exchange-Traded * (Cost $1,721)	729	2,613
	SHARES (000)
Short-Term Investments — 2.5%
Investment Companies — 2.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.21% (c) (d)(Cost $3,627)	3,627	3,627
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Total Investments — 99.9% (Cost $125,801)		144,689
Other Assets Less Liabilities — 0.1%		139
NET ASSETS — 100.0%		144,828

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	10.3%
Banks	10.1
Insurance	6.0
Oil, Gas & Consumable Fuels	4.6
Semiconductors & Semiconductor Equipment	3.9
Automobiles	3.6
Chemicals	3.5
Metals & Mining	3.0
Food Products	3.0
Textiles, Apparel & Luxury Goods	2.9
Capital Markets	2.5
Diversified Telecommunication Services	2.4
Machinery	2.3
Professional Services	2.3
Beverages	2.2
Personal Care Products	2.1
Electrical Equipment	2.1
Electric Utilities	1.8
Index Funds	1.8
Trading Companies & Distributors	1.7
Household Durables	1.6
Industrial Conglomerates	1.6
Electronic Equipment, Instruments & Components	1.5
Aerospace & Defense	1.4
IT Services	1.4
Consumer Staples Distribution & Retail	1.4
Automobile Components	1.3
Real Estate Management & Development	1.2
Health Care Equipment & Supplies	1.1
Building Products	1.1
Construction & Engineering	1.1
Multi-Utilities	1.0
Others (each less than 1.0%)	9.7
Short-Term Investments	2.5
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	51

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
Futures contracts outstanding as of October 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI EAFE E-Mini Index	22	12/15/2023	USD	2,172	(45)
SPI 200 Index	18	12/21/2023	AUD	1,946	(130)
					(175)

Abbreviations
AUD	Australian Dollar
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
USD	United States Dollar

Written Call Options Contracts as of October 31, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	729	USD 4,878	USD 2,140.00	12/29/2023	(353)
Written Put Options Contracts as of October 31, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	729	USD 4,879	USD 1,620.00	12/29/2023	(310)
Total Written Options Contracts (Premiums Received $1,762)						(663)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan International Equity Funds	October 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2023
(Amounts in thousands, except per share amounts)

	JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund
ASSETS:
Investments in non-affiliates, at value	$440,262	$7,077,737	$1,663,570
Investments in affiliates, at value	20,785	46,878	27,011
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	1,026	—	4,199
Cash	—	316	7,087
Foreign currency, at value	362	—	147
Deposits at broker for futures contracts	763	—	858
Receivables:
Investment securities sold	1,464	—	142
Fund shares sold	964	4,696	5,207
Dividends from non-affiliates	1,665	4,876	2,502
Dividends from affiliates	102	314	183
Tax reclaims	1,755	93	52
Securities lending income (See Note 2.C.)	— (a)	—	11
Variation margin on futures contracts	159	—	—
Total Assets	469,307	7,134,910	1,710,969
LIABILITIES:
Payables:
Due to custodian	361	—	—
Investment securities purchased	4,065	15,942	2,701
Collateral received on securities loaned (See Note 2.C.)	1,026	—	4,199
Fund shares redeemed	556	15,020	146
Variation margin on futures contracts	—	—	207
IRS compliance fees for foreign withholding tax claims (See Note 2.K.)	3,492	—	—
Accrued liabilities:
Investment advisory fees	172	4,093	318
Administration fees	1	420	80
Distribution fees	45	93	—
Service fees	43	444	7
Custodian and accounting fees	21	635	311
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	— (a)
Deferred foreign capital gains tax	—	16,938	2,570
Other	266	611	99
Total Liabilities	10,048	54,196	10,638
Net Assets	$459,259	$7,080,714	$1,700,331

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund
NET ASSETS:
Paid-in-Capital	$500,856	$7,043,141	$2,123,711
Total distributable earnings (loss)	(41,597)	37,573	(423,380)
Total Net Assets	$459,259	$7,080,714	$1,700,331
Net Assets:
Class A	$201,868	$331,397	$—
Class C	1,631	28,563	—
Class I	42,728	1,610,205	155,553
Class L	6,205	1,195,188	—
Class R2	511	471	—
Class R3	—	11,548	—
Class R4	—	2,516	—
Class R5	49	13,585	—
Class R6	206,267	3,887,241	1,544,778
Total	$459,259	$7,080,714	$1,700,331
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	16,313	12,648	—
Class C	136	1,143	—
Class I	3,348	59,869	10,741
Class L	489	44,081	—
Class R2	42	18	—
Class R3	—	445	—
Class R4	—	94	—
Class R5	4	501	—
Class R6	16,347	143,487	107,224
Net Asset Value (a):
Class A — Redemption price per share	$12.37	$26.20	$—
Class C — Offering price per share (b)	11.99	24.97	—
Class I — Offering and redemption price per share	12.76	26.90	14.48
Class L — Offering and redemption price per share	12.69	27.11	—
Class R2 — Offering and redemption price per share	12.14	25.76	—
Class R3 — Offering and redemption price per share	—	25.97	—
Class R4 — Offering and redemption price per share	—	26.77	—
Class R5 — Offering and redemption price per share	12.62	27.10	—
Class R6 — Offering and redemption price per share	12.62	27.09	14.41
Class A maximum sales charge	5.25%	5.25%	— %
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13.06	$27.65	$—
Cost of investments in non-affiliates	$402,305	$6,475,307	$1,730,557
Cost of investments in affiliates	20,782	46,875	27,008
Cost of foreign currency	362	—	148
Investment securities on loan, at value (See Note 2.C.)	995	—	4,025
Cost of investment of cash collateral (See Note 2.C.)	1,026	—	4,199

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan International Equity Funds	October 31, 2023

	JPMorgan Europe Dynamic Fund	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$476,791	$3,835,397	$1,311,542	$138,449
Investments in affiliates, at value	19,259	95,471	32,826	3,627
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	7,929	42,966	14,562	—
Options purchased, at value	—	—	—	2,613
Cash	297	96	65	721
Foreign currency, at value	291	46	—	53
Deposits at broker for futures contracts	1,243	—	—	239
Receivables:
Investment securities sold	1,298	—	—	2
Fund shares sold	7	3,310	841	58
Dividends from non-affiliates	364	7,023	2,067	326
Dividends from affiliates	57	374	161	14
Tax reclaims	3,328	8,228	4,611	561
Securities lending income (See Note 2.C.)	1	2	2	—
Variation margin on futures contracts	141	—	—	—
Total Assets	511,006	3,992,913	1,366,677	146,663
LIABILITIES:
Payables:
Due to broker	—	—	—	7
Investment securities purchased	2,775	—	—	5
Collateral received on securities loaned (See Note 2.C.)	7,929	42,966	14,562	—
Fund shares redeemed	1,145	1,538	5,733	998
Outstanding options written, at fair value	—	—	—	663
Accrued liabilities:
Investment advisory fees	255	1,475	574	17
Administration fees	32	117	11	—
Distribution fees	16	80	74	2
Service fees	34	184	144	31
Custodian and accounting fees	21	91	40	14
Other	124	215	152	98
Total Liabilities	12,331	46,666	21,290	1,835
Net Assets	$498,675	$3,946,247	$1,345,387	$144,828
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Europe Dynamic Fund	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$584,722	$3,564,614	$1,373,275	$151,095
Total distributable earnings (loss)	(86,047)	381,633	(27,888)	(6,267)
Total Net Assets	$498,675	$3,946,247	$1,345,387	$144,828
Net Assets:
Class A	$68,564	$351,211	$300,017	$9,103
Class C	2,224	4,792	12,146	263
Class I	98,625	735,195	540,456	133,818
Class L	7,155	—	—	—
Class R2	—	2,888	1,311	—
Class R5	—	6,539	1,837	22
Class R6	322,107	2,845,622	489,620	1,622
Total	$498,675	$3,946,247	$1,345,387	$144,828
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,570	21,239	13,806	612
Class C	95	308	569	18
Class I	3,615	43,608	24,482	8,905
Class L	258	—	—	—
Class R2	—	177	61	—
Class R5	—	386	83	1
Class R6	11,703	168,112	22,156	108
Net Asset Value (a):
Class A — Redemption price per share	$26.68	$16.54	$21.73	$14.88
Class C — Offering price per share (b)	23.50	15.54	21.36	14.87
Class I — Offering and redemption price per share	27.28	16.86	22.08	15.03
Class L — Offering and redemption price per share	27.71	—	—	—
Class R2 — Offering and redemption price per share	—	16.28	21.53	—
Class R5 — Offering and redemption price per share	—	16.96	22.07	15.06
Class R6 — Offering and redemption price per share	27.52	16.93	22.10	15.07
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$28.16	$17.46	$22.93	$15.70
Cost of investments in non-affiliates	$432,038	$3,289,262	$1,176,978	$120,453
Cost of investments in affiliates	19,258	95,462	32,820	3,627
Cost of options purchased	—	—	—	1,721
Cost of foreign currency	291	50	—	53
Investment securities on loan, at value (See Note 2.C.)	7,421	40,213	13,635	—
Cost of investment of cash collateral (See Note 2.C.)	7,929	42,966	14,562	—
Premiums received from options written	—	—	—	1,762

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan International Equity Funds	October 31, 2023

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023
(Amounts in thousands)

	JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4	$47	$19
Interest income from affiliates	1	70	51
Dividend income from non-affiliates	22,502	153,647	68,395
Dividend income from affiliates	576	5,161	957
Income from securities lending (net) (See Note 2.C.)	40	124	118
Foreign taxes withheld (net)	(2,171)	(17,116)	(7,362)
Foreign withholding tax claims (See Note 2.K.)	5,991	—	—
IRS compliance fees for foreign withholding tax claims (See Note 2.K.)	(3,492)	—	—
Total investment income	23,451	141,933	62,178
EXPENSES:
Investment advisory fees	2,437	54,636	5,762
Administration fees	332	6,026	1,729
Distribution fees:
Class A	493	955	—
Class C	14	272	—
Class R2	3	3	—
Class R3	—	31	—
Service fees:
Class A	493	955	—
Class C	5	91	—
Class I	88	4,991	534
Class L	7	1,413	—
Class R2	1	1	—
Class R3	—	31	—
Class R4	—	7	—
Class R5	— (a)	15	—
Custodian and accounting fees	110	2,932	1,684
Interest expense to affiliates	1	112	433
Professional fees	232	218	138
Trustees’ and Chief Compliance Officer’s fees	27	55	34
Printing and mailing costs	88	635	114
Registration and filing fees	93	181	116
Transfer agency fees (See Note 2.I.)	20	259	44
Other	17	103	61
Total expenses	4,461	73,922	10,649
Less fees waived	(1,052)	(2,930)	(1,958)
Less expense reimbursements	(7)	(102)	(2)
Net expenses	3,402	70,890	8,689
Net investment income (loss)	20,049	71,043	53,489

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	57

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023 (continued)
(Amounts in thousands)
	JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$107	$(227,432)(a)	$(136,129)(b)
Investments in affiliates	(4)	(45)	5
Futures contracts	—	—	4,453
Foreign currency transactions	86	(916)	(434)
Net realized gain (loss)	189	(228,393)	(132,105)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	57,247	942,322 (c)	469,741 (d)
Investments in affiliates	3	1	5
Futures contracts	(337)	—	(743)
Foreign currency translations	138	605	(40)
Change in net unrealized appreciation/depreciation	57,051	942,928	468,963
Net realized/unrealized gains (losses)	57,240	714,535	336,858
Change in net assets resulting from operations	$77,289	$785,578	$390,347

(a)
Net of foreign capital gains tax of $(22,209).
(b)
Net of foreign capital gains tax of $(5,957).
(c)
Net of change in foreign capital gains tax of $15,378.
(d)
Net of change in foreign capital gains tax of $3,912.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan International Equity Funds	October 31, 2023

	JPMorgan Europe Dynamic Fund	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$40	$51	$10	$22
Interest income from affiliates	4	7	7	9
Dividend income from non-affiliates	18,970	127,785	37,798	4,688
Dividend income from affiliates	562	4,174	1,428	219
Income from securities lending (net) (See Note 2.C.)	192	990	168	—
Foreign taxes withheld (net)	(2,220)	(11,974)	(3,254)	(429)
Foreign withholding tax claims (See Note 2.K.)	425	2,629	—	—
Total investment income	17,973	123,662	36,157	4,509
EXPENSES:
Investment advisory fees	3,530	21,692	8,100	378
Administration fees	441	3,254	1,013	114
Distribution fees:
Class A	184	906	734	24
Class C	35	47	113	2
Class R2	—	63	8	—
Service fees:
Class A	184	906	734	24
Class C	11	16	38	1
Class I	271	1,675	1,379	352
Class L	14	—	—	—
Class R2	—	31	4	—
Class R5	—	8	3	—
Custodian and accounting fees	124	550	119	88
Interest expense to affiliates	3	30	6	15
Professional fees	114	187	74	98
Trustees’ and Chief Compliance Officer’s fees	28	40	30	26
Printing and mailing costs	39	266	137	39
Registration and filing fees	86	120	102	46
Transfer agency fees (See Note 2.I.)	20	107	60	2
Other	22	70	28	19
Total expenses	5,106	29,968	12,682	1,228
Less fees waived	(48)	(5,275)	(2,722)	(287)
Less expense reimbursements	(2)	(11)	(2)	(2)
Net expenses	5,056	24,682	9,958	939
Net investment income (loss)	12,917	98,980	26,199	3,570
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	59

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023 (continued)
(Amounts in thousands)
	JPMorgan Europe Dynamic Fund	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$16,584	$26,889	$24,142	$(5,307)
Investments in affiliates	(10)	(131)	3	—
Options purchased	—	—	—	(10,694)
Futures contracts	1,664	—	—	592
Foreign currency transactions	(51)	709	(1,162)	(9)
Options written	—	—	—	(7,599)
Net realized gain (loss)	18,187	27,467	22,983	(23,017)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	49,453	468,388	118,530	27,051
Investments in affiliates	1	4	4	—
Options purchased	—	—	—	3,602
Futures contracts	73	—	—	(305)
Foreign currency translations	240	713	375	27
Options written	—	—	—	1,884
Change in net unrealized appreciation/depreciation	49,767	469,105	118,909	32,259
Net realized/unrealized gains (losses)	67,954	496,572	141,892	9,242
Change in net assets resulting from operations	$80,871	$595,552	$168,091	$12,812
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan International Equity Funds	October 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)		JPMorgan Emerging Markets Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,049	$15,106	$71,043	$53,465
Net realized gain (loss)	189	(9,861)	(228,393)	(335,160)
Change in net unrealized appreciation/depreciation	57,051	(78,994)	942,928	(4,813,410)
Change in net assets resulting from operations	77,289	(73,749)	785,578	(5,095,105)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,454)	(8,496)	(384)	(22,535)
Class C	(62)	(136)	—	(2,610)
Class I	(1,187)	(1,804)	(7,387)	(162,208)
Class L	(233)	(331)	(7,477)	(91,277)
Class R2	(18)	(22)	—	(19)
Class R3	—	—	(23)	(504)
Class R4	—	—	(12)	(135)
Class R5	(1)	(2)	(79)	(704)
Class R6	(7,227)	(7,825)	(27,239)	(206,914)
Total distributions to shareholders	(15,182)	(18,616)	(42,601)	(486,906)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	39,275	53,543	(817,259)	(1,098,777)
NET ASSETS:
Change in net assets	101,382	(38,822)	(74,282)	(6,680,788)
Beginning of period	357,877	396,699	7,154,996	13,835,784
End of period	$459,259	$357,877	$7,080,714	$7,154,996
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$53,489	$84,906	$12,917	$11,261
Net realized gain (loss)	(132,105)	(212,653)	18,187	(86,979)
Change in net unrealized appreciation/depreciation	468,963	(1,084,196)	49,767	(136,552)
Change in net assets resulting from operations	390,347	(1,211,943)	80,871	(212,270)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	—	(540)	(1,773)
Class C	—	—	(9)	(188)
Class I	(5,178)	(231)	(865)	(9,923)
Class L	—	—	(134)	(2,043)
Class R6	(62,562)	(199,236)	(4,738)	(11,157)
Total distributions to shareholders	(67,740)	(199,467)	(6,286)	(25,084)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,272,844)	268,590	(115,491)	(297,583)
NET ASSETS:
Change in net assets	(950,237)	(1,142,820)	(40,906)	(534,937)
Beginning of period	2,650,568	3,793,388	539,581	1,074,518
End of period	$1,700,331	$2,650,568	$498,675	$539,581
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan International Equity Funds	October 31, 2023

	JPMorgan International Equity Fund		JPMorgan International Focus Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$98,980	$96,151	$26,199	$38,695
Net realized gain (loss)	27,467	(243,501)	22,983	195,264
Change in net unrealized appreciation/depreciation	469,105	(1,274,787)	118,909	(958,205)
Change in net assets resulting from operations	595,552	(1,422,137)	168,091	(724,246)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,012)	(27,845)	(8,789)	(5,362)
Class C	(129)	(669)	(418)	(261)
Class I	(14,197)	(38,399)	(18,427)	(14,693)
Class R2	(395)	(1,477)	(49)	(21)
Class R5	(260)	(678)	(141)	(56)
Class R6	(91,479)	(256,785)	(17,325)	(50,762)
Total distributions to shareholders	(114,472)	(325,853)	(45,149)	(71,155)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(346,023)	713,463	127,664	(2,030,106)
NET ASSETS:
Change in net assets	135,057	(1,034,527)	250,606	(2,825,507)
Beginning of period	3,811,190	4,845,717	1,094,781	3,920,288
End of period	$3,946,247	$3,811,190	$1,345,387	$1,094,781
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,570	$3,692
Net realized gain (loss)	(23,017)	16,624
Change in net unrealized appreciation/depreciation	32,259	(45,427)
Change in net assets resulting from operations	12,812	(25,111)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(227)	(77)
Class C	(3)	(6)
Class I	(3,209)	(4,049)
Class R5	(1)	(1)
Class R6	(9)	(4)
Total distributions to shareholders	(3,449)	(4,137)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(25,742)	37,679
NET ASSETS:
Change in net assets	(16,379)	8,431
Beginning of period	161,207	152,776
End of period	$144,828	$161,207
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan International Equity Funds	October 31, 2023

	JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)		JPMorgan Emerging Markets Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$39,701	$37,527	$49,794	$106,700
Distributions reinvested	6,407	8,400	374	21,957
Cost of shares redeemed	(32,052)	(31,122)	(115,132)	(198,433)
Change in net assets resulting from Class A capital transactions	14,056	14,805	(64,964)	(69,776)
Class C
Proceeds from shares issued	544	234	499	1,744
Distributions reinvested	55	135	—	2,464
Cost of shares redeemed	(1,076)	(1,871)	(12,031)	(19,963)
Change in net assets resulting from Class C capital transactions	(477)	(1,502)	(11,532)	(15,755)
Class I
Proceeds from shares issued	23,110	10,688	467,480	1,051,591
Distributions reinvested	1,171	1,784	6,911	152,054
Cost of shares redeemed	(15,875)	(13,058)	(935,975)	(2,325,538)
Change in net assets resulting from Class I capital transactions	8,406	(586)	(461,584)	(1,121,893)
Class L
Proceeds from shares issued	400	397	301,774	564,411
Distributions reinvested	218	310	7,297	90,633
Cost of shares redeemed	(829)	(803)	(533,564)	(934,130)
Change in net assets resulting from Class L capital transactions	(211)	(96)	(224,493)	(279,086)
Class R2
Proceeds from shares issued	57	69	84	143
Distributions reinvested	18	22	—	19
Cost of shares redeemed	(98)	(31)	(59)	(69)
Change in net assets resulting from Class R2 capital transactions	(23)	60	25	93
Class R3
Proceeds from shares issued	—	—	3,593	5,710
Distributions reinvested	—	—	9	227
Cost of shares redeemed	—	—	(4,480)	(2,826)
Change in net assets resulting from Class R3 capital transactions	—	—	(878)	3,111
Class R4
Proceeds from shares issued	—	—	652	891
Distributions reinvested	—	—	12	135
Cost of shares redeemed	—	—	(892)	(693)
Change in net assets resulting from Class R4 capital transactions	—	—	(228)	333
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)		JPMorgan Emerging Markets Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$362	$25	$2,981	$4,443
Distributions reinvested	1	2	74	651
Cost of shares redeemed	(358)	(54)	(3,422)	(4,459)
Change in net assets resulting from Class R5 capital transactions	5	(27)	(367)	635
Class R6
Proceeds from shares issued	63,520	69,981	1,056,765	1,626,066
Distributions reinvested	7,192	7,790	24,824	189,280
Cost of shares redeemed	(53,193)	(36,882)	(1,134,827)	(1,431,785)
Change in net assets resulting from Class R6 capital transactions	17,519	40,889	(53,238)	383,561
Total change in net assets resulting from capital transactions	$39,275	$53,543	$(817,259)	$(1,098,777)
SHARE TRANSACTIONS:
Class A
Issued	3,205	3,140	1,761	3,408
Reinvested	558	685	14	591
Redeemed	(2,596)	(2,627)	(4,143)	(6,307)
Change in Class A Shares	1,167	1,198	(2,368)	(2,308)
Class C
Issued	45	21	19	56
Reinvested	5	11	—	69
Redeemed	(89)	(158)	(453)	(663)
Change in Class C Shares	(39)	(126)	(434)	(538)
Class I
Issued	1,769	850	16,052	32,274
Reinvested	99	141	248	3,999
Redeemed	(1,260)	(1,082)	(32,869)	(74,112)
Change in Class I Shares	608	(91)	(16,569)	(37,839)
Class L
Issued	31	33	10,413	17,254
Reinvested	19	25	260	2,366
Redeemed	(65)	(65)	(18,534)	(29,603)
Change in Class L Shares	(15)	(7)	(7,861)	(9,983)
Class R2
Issued	5	6	3	4
Reinvested	1	2	—	1
Redeemed	(8)	(3)	(2)	(2)
Change in Class R2 Shares	(2)	5	1	3
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan International Equity Funds	October 31, 2023

	JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)		JPMorgan Emerging Markets Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
SHARE TRANSACTIONS: (continued)
Class R3
Issued	—	—	130	191
Reinvested	—	—	— (a)	6
Redeemed	—	—	(158)	(94)
Change in Class R3 Shares	—	—	(28)	103
Class R4
Issued	—	—	23	27
Reinvested	—	—	— (a)	4
Redeemed	—	—	(31)	(21)
Change in Class R4 Shares	—	—	(8)	10
Class R5
Issued	29	2	104	140
Reinvested	— (a)	— (a)	2	17
Redeemed	(28)	(4)	(119)	(137)
Change in Class R5 Shares	1	(2)	(13)	20
Class R6
Issued	5,048	5,786	36,434	50,537
Reinvested	617	626	885	4,950
Redeemed	(4,205)	(3,067)	(38,849)	(45,388)
Change in Class R6 Shares	1,460	3,345	(1,530)	10,099
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$6,826	$5,210
Distributions reinvested	—	—	515	1,698
Cost of shares redeemed	—	—	(11,643)	(10,121)
Change in net assets resulting from Class A capital transactions	—	—	(4,302)	(3,213)
Class C
Proceeds from shares issued	—	—	179	158
Distributions reinvested	—	—	8	184
Cost of shares redeemed	—	—	(3,875)	(4,364)
Change in net assets resulting from Class C capital transactions	—	—	(3,688)	(4,022)
Class I
Proceeds from shares issued	142,869	338,191	26,400	83,067
Distributions reinvested	5,178	232	833	9,021
Cost of shares redeemed	(181,191)	(94,988)	(22,983)	(370,731)
Change in net assets resulting from Class I capital transactions	(33,144)	243,435	4,250	(278,643)
Class L
Proceeds from shares issued	—	—	1,271	12,743
Distributions reinvested	—	—	133	2,037
Cost of shares redeemed	—	—	(12,365)	(61,116)
Change in net assets resulting from Class L capital transactions	—	—	(10,961)	(46,336)
Class R6
Proceeds from shares issued	349,883	1,143,019	17,717	72,496
Distributions reinvested	62,082	199,235	4,738	10,393
Cost of shares redeemed	(1,651,665)	(1,317,099)	(123,245)	(48,258)
Change in net assets resulting from Class R6 capital transactions	(1,239,700)	25,155	(100,790)	34,631
Total change in net assets resulting from capital transactions	$(1,272,844)	$268,590	$(115,491)	$(297,583)
SHARE TRANSACTIONS:
Class A
Issued	—	—	246	189
Reinvested	—	—	20	58
Redeemed	—	—	(420)	(380)
Change in Class A Shares	—	—	(154)	(133)
Class C
Issued	—	—	8	7
Reinvested	—	—	— (a)	7
Redeemed	—	—	(157)	(185)
Change in Class C Shares	—	—	(149)	(171)
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan International Equity Funds	October 31, 2023

	JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	9,263	18,701	944	2,991
Reinvested	352	12	32	301
Redeemed	(11,731)	(6,117)	(816)	(13,869)
Change in Class I Shares	(2,116)	12,596	160	(10,577)
Class L
Issued	—	—	44	453
Reinvested	—	—	5	67
Redeemed	—	—	(425)	(2,576)
Change in Class L Shares	—	—	(376)	(2,056)
Class R6
Issued	22,884	70,374	615	2,666
Reinvested	4,243	10,435	179	345
Redeemed	(106,683)	(76,413)	(4,260)	(1,835)
Change in Class R6 Shares	(79,556)	4,396	(3,466)	1,176
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan International Equity Fund		JPMorgan International Focus Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$67,059	$64,303	$85,790	$89,525
Distributions reinvested	7,969	27,642	8,751	5,307
Cost of shares redeemed	(64,229)	(73,469)	(56,112)	(95,703)
Change in net assets resulting from Class A capital transactions	10,799	18,476	38,429	(871)
Class C
Proceeds from shares issued	867	1,073	783	1,726
Distributions reinvested	128	669	416	259
Cost of shares redeemed	(3,245)	(3,015)	(4,802)	(5,622)
Change in net assets resulting from Class C capital transactions	(2,250)	(1,273)	(3,603)	(3,637)
Class I
Proceeds from shares issued	416,410	439,834	250,192	302,480
Distributions reinvested	14,180	38,299	17,200	14,119
Cost of shares redeemed	(262,107)	(314,861)	(212,800)	(483,530)
Change in net assets resulting from Class I capital transactions	168,483	163,272	54,592	(166,931)
Class R2
Proceeds from shares issued	2,493	4,712	289	691
Distributions reinvested	395	1,474	49	21
Cost of shares redeemed	(19,975)	(5,886)	(671)	(731)
Change in net assets resulting from Class R2 capital transactions	(17,087)	300	(333)	(19)
Class R5
Proceeds from shares issued	2,351	2,974	1,963	421
Distributions reinvested	248	650	141	56
Cost of shares redeemed	(5,489)	(2,313)	(2,731)	(853)
Change in net assets resulting from Class R5 capital transactions	(2,890)	1,311	(627)	(376)
Class R6
Proceeds from shares issued	686,025	1,168,411	139,198	142,067
Distributions reinvested	89,967	256,061	17,306	50,271
Cost of shares redeemed	(1,279,070)	(893,095)	(117,298)	(814,180)
Redemptions in-kind	—	—	—	(1,236,430)
Change in net assets resulting from Class R6 capital transactions	(503,078)	531,377	39,206	(1,858,272)
Total change in net assets resulting from capital transactions	$(346,023)	$713,463	$127,664	$(2,030,106)
SHARE TRANSACTIONS:
Class A
Issued	3,846	3,518	3,784	3,793
Reinvested	496	1,370	414	205
Redeemed	(3,730)	(4,281)	(2,509)	(4,132)
Change in Class A Shares	612	607	1,689	(134)
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan International Equity Funds	October 31, 2023

	JPMorgan International Equity Fund		JPMorgan International Focus Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
SHARE TRANSACTIONS: (continued)
Class C
Issued	54	62	36	69
Reinvested	8	35	20	10
Redeemed	(200)	(185)	(216)	(247)
Change in Class C Shares	(138)	(88)	(160)	(168)
Class I
Issued	23,602	24,681	11,292	12,761
Reinvested	867	1,865	803	538
Redeemed	(15,035)	(18,906)	(9,427)	(21,255)
Change in Class I Shares	9,434	7,640	2,668	(7,956)
Class R2
Issued	147	272	13	30
Reinvested	25	74	2	1
Redeemed	(1,148)	(347)	(30)	(31)
Change in Class R2 Shares	(976)	(1)	(15)	—
Class R5
Issued	134	169	94	19
Reinvested	15	32	6	2
Redeemed	(314)	(123)	(116)	(35)
Change in Class R5 Shares	(165)	78	(16)	(14)
Class R6
Issued	39,222	63,877	6,016	6,013
Reinvested	5,486	12,433	808	1,917
Redeemed	(72,782)	(51,308)	(5,088)	(32,570)
Redemptions in-kind	—	—	—	(52,192)
Change in Class R6 Shares	(28,074)	25,002	1,736	(76,832)
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,217	$4,000
Distributions reinvested	227	77
Cost of shares redeemed	(2,755)	(2,799)
Change in net assets resulting from Class A capital transactions	4,689	1,278
Class C
Proceeds from shares issued	106	135
Distributions reinvested	3	6
Cost of shares redeemed	(95)	(172)
Change in net assets resulting from Class C capital transactions	14	(31)
Class I
Proceeds from shares issued	56,484	125,491
Distributions reinvested	2,765	3,842
Cost of shares redeemed	(91,013)	(93,112)
Change in net assets resulting from Class I capital transactions	(31,764)	36,221
Class R5
Distributions reinvested	— (a)	1
Change in net assets resulting from Class R5 capital transactions	— (a)	1
Class R6
Proceeds from shares issued	1,437	251
Distributions reinvested	9	4
Cost of shares redeemed	(127)	(45)
Change in net assets resulting from Class R6 capital transactions	1,319	210
Total change in net assets resulting from capital transactions	$(25,742)	$37,679
SHARE TRANSACTIONS:
Class A
Issued	489	254
Reinvested	16	5
Redeemed	(180)	(185)
Change in Class A Shares	325	74
Class C
Issued	8	9
Reinvested	— (a)	— (a)
Redeemed	(7)	(11)
Change in Class C Shares	1	(2)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan International Equity Funds	October 31, 2023

	JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	3,657	8,117
Reinvested	192	241
Redeemed	(6,004)	(6,134)
Change in Class I Shares	(2,155)	2,224
Class R5
Reinvested	— (a)	— (a)
Change in Class R5 Shares	— (a)	— (a)
Class R6
Issued	92	17
Reinvested	— (a)	— (a)
Redeemed	(8)	(3)
Change in Class R6 Shares	84	14

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)
Class A
Year Ended October 31, 2023	$10.57	$0.53 (d)	$1.70	$2.23	$(0.43)
Year Ended October 31, 2022	13.46	0.44	(2.72)	(2.28)	(0.61)
Year Ended October 31, 2021	9.46	0.43 (e)	3.89	4.32	(0.32)
Year Ended October 31, 2020	12.22	0.28	(2.55)	(2.27)	(0.49)
Year Ended October 31, 2019	12.44	0.44	(0.20)	0.24	(0.46)
Class C
Year Ended October 31, 2023	10.23	0.46 (d)	1.65	2.11	(0.35)
Year Ended October 31, 2022	13.02	0.35	(2.62)	(2.27)	(0.52)
Year Ended October 31, 2021	9.14	0.33 (e)	3.79	4.12	(0.24)
Year Ended October 31, 2020	11.81	0.21	(2.47)	(2.26)	(0.41)
Year Ended October 31, 2019	12.02	0.36	(0.18)	0.18	(0.39)
Class I
Year Ended October 31, 2023	10.88	0.58 (d)	1.75	2.33	(0.45)
Year Ended October 31, 2022	13.84	0.49	(2.81)	(2.32)	(0.64)
Year Ended October 31, 2021	9.72	0.47 (e)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.54	0.31	(2.61)	(2.30)	(0.52)
Year Ended October 31, 2019	12.76	0.48	(0.20)	0.28	(0.50)
Class L
Year Ended October 31, 2023	10.83	0.59 (d)	1.74	2.33	(0.47)
Year Ended October 31, 2022	13.78	0.49	(2.79)	(2.30)	(0.65)
Year Ended October 31, 2021	9.66	0.47 (e)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.47	0.30	(2.58)	(2.28)	(0.53)
Year Ended October 31, 2019	12.70	0.46	(0.17)	0.29	(0.52)
Class R2
Year Ended October 31, 2023	10.37	0.48 (d)	1.68	2.16	(0.39)
Year Ended October 31, 2022	13.22	0.40	(2.68)	(2.28)	(0.57)
Year Ended October 31, 2021	9.29	0.39 (e)	3.82	4.21	(0.28)
Year Ended October 31, 2020	11.96	0.24	(2.51)	(2.27)	(0.40)
Year Ended October 31, 2019	12.20	0.40	(0.20)	0.20	(0.44)
Class R5
Year Ended October 31, 2023	10.75	0.71 (d)	1.63	2.34	(0.47)
Year Ended October 31, 2022	13.67	0.52	(2.80)	(2.28)	(0.64)
Year Ended October 31, 2021	9.60	0.41 (e)	4.02	4.43	(0.36)
Year Ended October 31, 2020	12.40	0.33	(2.59)	(2.26)	(0.54)
Year Ended October 31, 2019	12.65	0.49	(0.21)	0.28	(0.53)
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$12.37	21.38%	$201,868	0.99%	4.29%(d)	1.26%	34%
10.57	(17.56)	160,039	0.98	3.71	1.23	26
13.46	46.20	187,774	1.00	3.39 (e)	1.24	33
9.46	(19.51)	125,744	1.00	2.66	1.26	59
12.22	2.30	181,458	1.00	3.69	1.28	61

11.99	20.89	1,631	1.49	3.83 (d)	1.80	34
10.23	(18.04)	1,791	1.49	3.01	1.76	26
13.02	45.54	3,923	1.50	2.70 (e)	1.77	33
9.14	(19.94)	4,202	1.50	2.07	1.78	59
11.81	1.82	9,358	1.50	3.15	1.80	61

12.76	21.77	42,728	0.74	4.52 (d)	1.01	34
10.88	(17.38)	29,816	0.73	4.00	0.98	26
13.84	46.51	39,188	0.75	3.58 (e)	0.99	33
9.72	(19.31)	26,805	0.75	2.88	1.02	59
12.54	2.56	45,503	0.75	3.91	1.03	61

12.69	21.83	6,205	0.65	4.65 (d)	0.86	34
10.83	(17.31)	5,451	0.63	4.04	0.83	26
13.78	46.77	7,042	0.66	3.66 (e)	0.84	33
9.66	(19.25)	5,585	0.65	2.72	0.85	59
12.47	2.69	30,256	0.65	3.81	0.87	61

12.14	21.16	511	1.29	3.98 (d)	1.60	34
10.37	(17.88)	454	1.28	3.41	1.58	26
13.22	45.84	514	1.30	3.14 (e)	1.59	33
9.29	(19.74)	412	1.30	2.27	1.61	59
11.96	2.00	722	1.30	3.47	1.69	61

12.62	22.09	49	0.65	5.63 (d)	0.86	34
10.75	(17.31)	29	0.63	4.23	0.83	26
13.67	46.74	67	0.65	3.24 (e)	0.85	33
9.60	(19.26)	77	0.65	3.13	0.86	59
12.40	2.64	88	0.65	4.08	0.87	61
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund) (continued)
Class R6
Year Ended October 31, 2023	$10.77	$0.60 (d)	$1.73	$2.33	$(0.48)
Year Ended October 31, 2022	13.71	0.50	(2.77)	(2.27)	(0.67)
Year Ended October 31, 2021	9.62	0.49 (e)	3.97	4.46	(0.37)
Year Ended October 31, 2020	12.43	0.34	(2.60)	(2.26)	(0.55)
Year Ended October 31, 2019	12.67	0.51	(0.21)	0.30	(0.54)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Reflects income from foreign withholding tax claims, including related interest income, less IRS compliance fees. Had the Fund not received these proceeds, the net investment income (loss) per share would have been $0.46, $0.39, $0.51, $0.52, $0.41, $0.64 and $0.53 for Class A, Class C, Class I, Class L, Class R2, Class R5
and Class R6, respectively, and the net investment income (loss) ratios would have been 3.73%, 3.27%, 3.96%, 4.09%, 3.42%, 5.07% and 4.20% for Class A,
Class C, Class I, Class L, Class R2, Class R5 and Class R6, respectively.

(e)
Reflects income from foreign withholding tax claims, including related interest income, less IRS compliance fees. Without these proceeds, the net investment income (loss) per share would have been $0.38, $0.28, $0.42, $0.41, $0.34, $0.35 and $0.44 for Class A, Class C, Class I, Class L, Class R2, Class R5, and
Class R6, respectively, and the net investment income (loss) ratios would have been 3.00%, 2.26%, 3.19%, 3.23%, 2.72%, 2.80% and 3.44% for Class A, Class C,
Class I, Class L, Class R2, Class R5, and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$12.62	21.99%	$206,267	0.54%	4.76%(d)	0.76%	34%
10.77	(17.23)	160,297	0.52	4.19	0.72	26
13.71	46.99	158,191	0.55	3.83 (e)	0.73	33
9.62	(19.22)	105,039	0.55	3.18	0.76	59
12.43	2.83	125,887	0.55	4.22	0.77	61
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Equity Fund
Class A
Year Ended October 31, 2023	$23.85	$0.15	$2.23	$2.38	$(0.03)	$—	$(0.03)
Year Ended October 31, 2022	40.54	0.06	(15.42)	(15.36)	(0.07)	(1.26)	(1.33)
Year Ended October 31, 2021	36.44	(0.14)	4.24	4.10	—	—	—
Year Ended October 31, 2020	30.07	(0.02)	6.56	6.54	(0.17)	—	(0.17)
Year Ended October 31, 2019	23.84	0.19	6.16	6.35	(0.12)	—	(0.12)
Class C
Year Ended October 31, 2023	22.82	—	2.15	2.15	—	—	—
Year Ended October 31, 2022	38.96	(0.10)	(14.78)	(14.88)	—	(1.26)	(1.26)
Year Ended October 31, 2021	35.20	(0.34)	4.10	3.76	—	—	—
Year Ended October 31, 2020	29.07	(0.18)	6.35	6.17	(0.04)	—	(0.04)
Year Ended October 31, 2019	23.08	0.04	5.98	6.02	(0.03)	—	(0.03)
Class I
Year Ended October 31, 2023	24.48	0.22	2.30	2.52	(0.10)	—	(0.10)
Year Ended October 31, 2022	41.60	0.12	(15.81)	(15.69)	(0.17)	(1.26)	(1.43)
Year Ended October 31, 2021	37.34	(0.04)	4.34	4.30	(0.04)	—	(0.04)
Year Ended October 31, 2020	30.79	0.05	6.75	6.80	(0.25)	—	(0.25)
Year Ended October 31, 2019	24.45	0.27	6.29	6.56	(0.22)	—	(0.22)
Class L
Year Ended October 31, 2023	24.70	0.26	2.30	2.56	(0.15)	—	(0.15)
Year Ended October 31, 2022	41.96	0.17	(15.95)	(15.78)	(0.22)	(1.26)	(1.48)
Year Ended October 31, 2021	37.64	0.01	4.37	4.38	(0.06)	—	(0.06)
Year Ended October 31, 2020	31.03	0.08	6.80	6.88	(0.27)	—	(0.27)
Year Ended October 31, 2019	24.63	0.29	6.35	6.64	(0.24)	—	(0.24)
Class R2
Year Ended October 31, 2023	23.49	0.07	2.20	2.27	—	—	—
Year Ended October 31, 2022	39.99	(0.02)	(15.22)	(15.24)	—	(1.26)	(1.26)
Year Ended October 31, 2021	36.06	(0.26)	4.19	3.93	—	—	—
Year Ended October 31, 2020	29.78	(0.13)	6.52	6.39	(0.11)	—	(0.11)
Year Ended October 31, 2019	23.73	0.08	6.13	6.21	(0.16)	—	(0.16)
Class R3
Year Ended October 31, 2023	23.67	0.13	2.22	2.35	(0.05)	—	(0.05)
Year Ended October 31, 2022	40.30	0.06	(15.32)	(15.26)	(0.11)	(1.26)	(1.37)
Year Ended October 31, 2021	36.25	(0.15)	4.20	4.05	—	—	—
Year Ended October 31, 2020	29.96	(0.05)	6.55	6.50	(0.21)	—	(0.21)
Year Ended October 31, 2019	23.78	0.25	6.06	6.31	(0.13)	—	(0.13)
Class R4
Year Ended October 31, 2023	24.39	0.21	2.28	2.49	(0.11)	—	(0.11)
Year Ended October 31, 2022	41.45	0.13	(15.77)	(15.64)	(0.16)	(1.26)	(1.42)
Year Ended October 31, 2021	37.20	(0.05)	4.32	4.27	(0.02)	—	(0.02)
Year Ended October 31, 2020	30.68	0.04	6.70	6.74	(0.22)	—	(0.22)
Year Ended October 31, 2019	24.42	0.27	6.25	6.52	(0.26)	—	(0.26)
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$26.20	9.96%	$331,397	1.24%	0.52%	1.31%	29%
23.85	(39.06)	358,077	1.25	0.19	1.33	18
40.54	11.25	702,288	1.24	(0.33)	1.30	25
36.44	21.84	578,112	1.24	(0.06)	1.33	15
30.07	26.77	524,357	1.24	0.69	1.47	34

24.97	9.42	28,563	1.74	(0.01)	1.82	29
22.82	(39.36)	35,997	1.75	(0.35)	1.83	18
38.96	10.68	82,409	1.74	(0.83)	1.80	25
35.20	21.24	72,364	1.74	(0.58)	1.83	15
29.07	26.12	56,830	1.74	0.15	1.98	34

26.90	10.29	1,610,205	0.99	0.77	1.06	29
24.48	(38.92)	1,871,401	1.00	0.37	1.07	18
41.60	11.51	4,753,438	0.99	(0.09)	1.05	25
37.34	22.19	4,016,180	0.99	0.15	1.07	15
30.79	27.04	1,725,882	0.99	0.94	1.21	34

27.11	10.35	1,195,188	0.89	0.88	0.91	29
24.70	(38.84)	1,282,832	0.90	0.53	0.92	18
41.96	11.63	2,598,326	0.89	0.02	0.90	25
37.64	22.29	1,877,489	0.89	0.25	0.92	15
31.03	27.20	926,781	0.89	1.00	1.06	34

25.76	9.66	471	1.54	0.26	1.84	29
23.49	(39.24)	407	1.55	(0.07)	1.83	18
39.99	10.90	585	1.54	(0.63)	1.78	25
36.06	21.51	414	1.54	(0.41)	2.00	15
29.78	26.35	145	1.54	0.31	2.26	34

25.97	9.91	11,548	1.29	0.47	1.31	29
23.67	(39.08)	11,182	1.30	0.19	1.32	18
40.30	11.17	14,918	1.29	(0.36)	1.30	25
36.25	21.80	5,797	1.29	(0.15)	1.33	15
29.96	26.67	2,151	1.29	0.90	1.49	34

26.77	10.21	2,516	1.04	0.73	1.07	29
24.39	(38.93)	2,485	1.05	0.43	1.08	18
41.45	11.48	3,810	1.04	(0.12)	1.06	25
37.20	22.09	2,962	1.04	0.12	1.08	15
30.68	26.98	1,300	1.04	0.94	1.23	34
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Equity Fund (continued)
Class R5
Year Ended October 31, 2023	$24.69	$0.26	$2.31	$2.57	$(0.16)	$—	$(0.16)
Year Ended October 31, 2022	41.88	0.18	(15.96)	(15.78)	(0.15)	(1.26)	(1.41)
Year Ended October 31, 2021	37.56	0.01	4.36	4.37	(0.05)	—	(0.05)
Year Ended October 31, 2020	30.96	0.08	6.78	6.86	(0.26)	—	(0.26)
Year Ended October 31, 2019	24.60	0.31	6.31	6.62	(0.26)	—	(0.26)
Class R6
Year Ended October 31, 2023	24.69	0.28	2.31	2.59	(0.19)	—	(0.19)
Year Ended October 31, 2022	41.95	0.21	(15.95)	(15.74)	(0.26)	(1.26)	(1.52)
Year Ended October 31, 2021	37.61	0.05	4.37	4.42	(0.08)	—	(0.08)
Year Ended October 31, 2020	31.00	0.12	6.78	6.90	(0.29)	—	(0.29)
Year Ended October 31, 2019	24.60	0.31	6.35	6.66	(0.26)	—	(0.26)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$27.10	10.37%	$13,585	0.89%	0.90%	0.92%	29%
24.69	(38.86)	12,712	0.90	0.55	0.93	18
41.88	11.64	20,676	0.89	0.02	0.91	25
37.56	22.29	57,909	0.89	0.26	0.93	15
30.96	27.19	41,872	0.89	1.08	1.08	34

27.09	10.46	3,887,241	0.79	0.98	0.81	29
24.69	(38.78)	3,579,903	0.80	0.67	0.82	18
41.95	11.75	5,659,334	0.79	0.11	0.80	25
37.61	22.39	4,608,998	0.79	0.37	0.82	15
31.00	27.36	3,034,359	0.79	1.09	0.96	34
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Year Ended October 31, 2023	$13.34	$0.34	$1.15	$1.49	$(0.35)	$—	$(0.35)
Year Ended October 31, 2022	20.87	0.48	(6.96)	(6.48)	(0.52)	(0.53)	(1.05)
Year Ended October 31, 2021	18.11	0.51	2.56	3.07	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.78	0.33	1.04	1.37	—	(0.04)	(0.04)
January 30, 2019 (g) through October 31, 2019	16.22	0.31	0.25	0.56	—	—	—
Class R6
Year Ended October 31, 2023	13.27	0.36	1.14	1.50	(0.36)	—	(0.36)
Year Ended October 31, 2022	20.77	0.45	(6.88)	(6.43)	(0.54)	(0.53)	(1.07)
Year Ended October 31, 2021	18.01	0.42	2.65	3.07	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.80	0.31	1.07	1.38	(0.13)	(0.04)	(0.17)
December 11, 2018 (i) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Interest expense is 0.02%
(g)	Commencement of offering of class of shares.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Commencement of operations.
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.48	11.13%	$155,553	0.47%(f)	2.21%	0.70%	29%
13.34	(32.53)	171,538	0.45	3.00	0.68	34
20.87	16.95	5,435	0.45	2.36	0.69	53
18.11	8.15	33	0.45	1.98	1.39	47
16.78	3.45	5	0.44 (h)	2.52 (h)	0.70 (h)	28

14.41	11.29	1,544,778	0.37 (f)	2.33	0.44	29
13.27	(32.48)	2,479,030	0.35	2.62	0.40	34
20.77	17.09	3,787,953	0.35	1.97	0.40	53
18.01	8.22	2,840,309	0.35	1.87	0.41	47
16.80	12.60	2,090,569	0.34 (h)	2.90 (h)	0.46 (h)	28
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Year Ended October 31, 2023	$23.70	$0.49 (a)	$2.69	$3.18	$(0.20)
Year Ended October 31, 2022	30.91	0.36	(6.95)	(6.59)	(0.62)
Year Ended October 31, 2021	21.64	0.40 (e)	9.14	9.54	(0.27)
Year Ended October 31, 2020	24.25	0.25	(2.16)	(1.91)	(0.70)
Year Ended October 31, 2019	23.01	0.61	1.18	1.79	(0.55)
Class C
Year Ended October 31, 2023	20.85	0.33 (a)	2.36	2.69	(0.04)
Year Ended October 31, 2022	27.25	0.20	(6.13)	(5.93)	(0.47)
Year Ended October 31, 2021	19.10	0.22 (e)	8.08	8.30	(0.15)
Year Ended October 31, 2020	21.47	0.12	(1.91)	(1.79)	(0.58)
Year Ended October 31, 2019	20.39	0.44	1.06	1.50	(0.42)
Class I
Year Ended October 31, 2023	24.20	0.58 (a)	2.74	3.32	(0.24)
Year Ended October 31, 2022	31.57	0.24	(6.88)	(6.64)	(0.73)
Year Ended October 31, 2021	22.10	0.47 (e)	9.33	9.80	(0.33)
Year Ended October 31, 2020	24.75	0.31	(2.19)	(1.88)	(0.77)
Year Ended October 31, 2019	23.48	0.67	1.21	1.88	(0.61)
Class L
Year Ended October 31, 2023	24.54	0.75 (a)	2.64	3.39	(0.22)
Year Ended October 31, 2022	31.99	0.52	(7.22)	(6.70)	(0.75)
Year Ended October 31, 2021	22.38	0.54 (e)	9.44	9.98	(0.37)
Year Ended October 31, 2020	25.05	0.35	(2.23)	(1.88)	(0.79)
Year Ended October 31, 2019	23.70	0.65	1.27	1.92	(0.57)
Class R6
Year Ended October 31, 2023	24.44	0.66 (a)	2.75	3.41	(0.33)
Year Ended October 31, 2022	31.86	0.49	(7.13)	(6.64)	(0.78)
Year Ended October 31, 2021	22.29	0.55 (e)	9.41	9.96	(0.39)
Year Ended October 31, 2020	24.96	0.37	(2.22)	(1.85)	(0.82)
Year Ended October 31, 2019	23.70	0.75	1.19	1.94	(0.68)

(a)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have been $0.47, $0.31, $0.56, $0.73 and $0.64 for Class A, Class C, Class I, Class L and Class R6, respectively, and the net investment income (loss) ratios would have been 1.69%, 1.28%, 1.98%, 2.54% and 2.24% for Class A, Class C, Class I, Class L and Class R6, respectively.

(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have been $0.38, $0.20, $0.45, $0.52 and $0.53 for Class A, Class C, Class I, Class L and Class R6, respectively, and the net investment income (loss) ratios would have been 1.29%, 0.78%, 1.44%, 1.70% and 1.75% for Class A, Class C, Class I, Class L and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$26.68	13.44%	$68,564	1.24%	1.76%(a)	1.26%	102%
23.70	(21.70)	64,573	1.25	1.37	1.28	75
30.91	44.30	88,315	1.24	1.37 (e)	1.26	92
21.64	(8.21)	68,882	1.24	1.09	1.28	159
24.25	8.14	98,294	1.24	2.67	1.31	83

23.50	12.89	2,224	1.74	1.35 (a)	1.79	102
20.85	(22.09)	5,096	1.75	0.82	1.78	75
27.25	43.56	11,313	1.74	0.86 (e)	1.77	92
19.10	(8.68)	11,082	1.74	0.59	1.77	159
21.47	7.64	19,798	1.74	2.15	1.80	83

27.28	13.74	98,625	0.99	2.05 (a)	1.00	102
24.20	(21.48)	83,608	0.98	0.81	1.00	75
31.57	44.61	443,053	0.98	1.52 (e)	0.99	92
22.10	(7.98)	52,841	0.99	1.33	1.01	159
24.75	8.44	86,582	0.99	2.86	1.05	83

27.71	13.86	7,155	0.84	2.61 (a)	0.85	102
24.54	(21.39)	15,568	0.85	1.87	0.86	75
31.99	44.88	86,054	0.84	1.78 (e)	0.85	92
22.38	(7.86)	55,597	0.85	1.49	0.86	159
25.05	8.49	65,686	0.89	2.77	0.90	83

27.52	14.00	322,107	0.74	2.31 (a)	0.75	102
24.44	(21.31)	370,736	0.75	1.81	0.76	75
31.86	45.01	445,783	0.74	1.83 (e)	0.75	92
22.29	(7.79)	250,426	0.75	1.61	0.76	159
24.96	8.65	271,885	0.79	3.17	0.79	83
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Year Ended October 31, 2023	$14.75	$0.33 (a)	$1.85	$2.18	$(0.39)	$—	$(0.39)
Year Ended October 31, 2022	21.63	0.31	(5.83)	(5.52)	(0.37)	(0.99)	(1.36)
Year Ended October 31, 2021	16.47	0.30 (e)	5.04	5.34	(0.18)	—	(0.18)
Year Ended October 31, 2020	17.27	0.19	(0.49)	(0.30)	(0.50)	—	(0.50)
Year Ended October 31, 2019	15.56	0.33	1.89	2.22	(0.33)	(0.18)	(0.51)
Class C
Year Ended October 31, 2023	13.87	0.24 (a)	1.73	1.97	(0.30)	—	(0.30)
Year Ended October 31, 2022	20.41	0.20	(5.48)	(5.28)	(0.27)	(0.99)	(1.26)
Year Ended October 31, 2021	15.53	0.18 (e)	4.77	4.95	(0.07)	—	(0.07)
Year Ended October 31, 2020	16.29	0.09	(0.45)	(0.36)	(0.40)	—	(0.40)
Year Ended October 31, 2019	14.68	0.23	1.80	2.03	(0.24)	(0.18)	(0.42)
Class I
Year Ended October 31, 2023	15.04	0.38 (a)	1.88	2.26	(0.44)	—	(0.44)
Year Ended October 31, 2022	22.02	0.38	(5.95)	(5.57)	(0.42)	(0.99)	(1.41)
Year Ended October 31, 2021	16.76	0.36 (e)	5.13	5.49	(0.23)	—	(0.23)
Year Ended October 31, 2020	17.56	0.21	(0.47)	(0.26)	(0.54)	—	(0.54)
Year Ended October 31, 2019	15.82	0.36	1.93	2.29	(0.37)	(0.18)	(0.55)
Class R2
Year Ended October 31, 2023	14.53	0.38 (a)	1.71	2.09	(0.34)	—	(0.34)
Year Ended October 31, 2022	21.31	0.25	(5.74)	(5.49)	(0.30)	(0.99)	(1.29)
Year Ended October 31, 2021	16.31	0.23 (e)	4.99	5.22	(0.22)	—	(0.22)
Year Ended October 31, 2020	17.14	0.13	(0.48)	(0.35)	(0.48)	—	(0.48)
Year Ended October 31, 2019	15.44	0.28	1.88	2.16	(0.28)	(0.18)	(0.46)
Class R5
Year Ended October 31, 2023	15.13	0.38 (a)	1.91	2.29	(0.46)	—	(0.46)
Year Ended October 31, 2022	22.14	0.38	(5.96)	(5.58)	(0.44)	(0.99)	(1.43)
Year Ended October 31, 2021	16.85	0.39 (e)	5.15	5.54	(0.25)	—	(0.25)
Year Ended October 31, 2020	17.60	0.24	(0.48)	(0.24)	(0.51)	—	(0.51)
Year Ended October 31, 2019	15.85	0.38	1.94	2.32	(0.39)	(0.18)	(0.57)
Class R6
Year Ended October 31, 2023	15.10	0.41 (a)	1.89	2.30	(0.47)	—	(0.47)
Year Ended October 31, 2022	22.10	0.39	(5.94)	(5.55)	(0.46)	(0.99)	(1.45)
Year Ended October 31, 2021	16.81	0.42 (e)	5.13	5.55	(0.26)	—	(0.26)
Year Ended October 31, 2020	17.61	0.26	(0.49)	(0.23)	(0.57)	—	(0.57)
Year Ended October 31, 2019	15.86	0.40	1.93	2.33	(0.40)	(0.18)	(0.58)

(a)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have been $0.32, $0.23, $0.37, $0.37, $0.37 and $0.40 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and the net investment income (loss) ratios would have been 1.85%, 1.39%, 2.08%, 2.20%, 2.07% and 2.29% for Class A, Class C, Class I, Cass R2, Class R5 and Class R6,
respectively.

(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)
Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$16.54	14.88%	$351,211	0.95%	1.91%(a)	1.11%	45%
14.75	(27.15)	304,284	0.95	1.76	1.11	31
21.63	32.56	433,033	0.95	1.47 (e)	1.11	35
16.47	(1.88)	263,791	0.95	1.17	1.12	28
17.27	14.93	328,312	0.95	2.03	1.22	25

15.54	14.24	4,792	1.45	1.45 (a)	1.63	45
13.87	(27.51)	6,191	1.45	1.23	1.64	31
20.41	31.94	10,899	1.45	0.91 (e)	1.62	35
15.53	(2.38)	9,358	1.45	0.61	1.62	28
16.29	14.39	14,549	1.45	1.51	1.74	25

16.86	15.09	735,195	0.70	2.14 (a)	0.86	45
15.04	(26.95)	513,812	0.70	2.16	0.86	31
22.02	32.94	584,191	0.70	1.71 (e)	0.86	35
16.76	(1.64)	339,416	0.70	1.26	0.86	28
17.56	15.20	190,885	0.70	2.22	0.96	25

16.28	14.46	2,888	1.25	2.26 (a)	1.51	45
14.53	(27.36)	16,764	1.25	1.46	1.46	31
21.31	32.18	24,598	1.25	1.13 (e)	1.47	35
16.31	(2.21)	21,379	1.25	0.79	1.37	28
17.14	14.58	2,099	1.25	1.75	1.57	25

16.96	15.20	6,539	0.60	2.13 (a)	0.71	45
15.13	(26.88)	8,328	0.60	2.13	0.71	31
22.14	33.04	10,463	0.60	1.85 (e)	0.71	35
16.85	(1.52)	6,970	0.60	1.41	0.72	28
17.60	15.38	3,778	0.60	2.31	0.83	25

16.93	15.35	2,845,622	0.50	2.35 (a)	0.60	45
15.10	(26.81)	2,961,811	0.50	2.22	0.61	31
22.10	33.20	3,782,533	0.50	1.98 (e)	0.60	35
16.81	(1.46)	2,290,008	0.50	1.56	0.61	28
17.61	15.50	2,457,383	0.50	2.46	0.72	25
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Focus Fund
Class A
Year Ended October 31, 2023	$19.58	$0.38	$2.50	$2.88	$(0.73)
Year Ended October 31, 2022	27.55	0.41	(7.95)	(7.54)	(0.43)
Year Ended October 31, 2021	22.07	0.35 (d)	5.32	5.67	(0.19)
Year Ended October 31, 2020	21.15	0.18	0.75	0.93	(0.01)
Year Ended October 31, 2019	18.24	0.26	3.02	3.28	(0.37)
Class C
Year Ended October 31, 2023	19.23	0.27	2.45	2.72	(0.59)
Year Ended October 31, 2022	27.06	0.29	(7.83)	(7.54)	(0.29)
Year Ended October 31, 2021	21.68	0.20 (d)	5.24	5.44	(0.06)
Year Ended October 31, 2020	20.86	0.07	0.75	0.82	—
Year Ended October 31, 2019	17.98	0.16	2.97	3.13	(0.25)
Class I
Year Ended October 31, 2023	19.88	0.44	2.54	2.98	(0.78)
Year Ended October 31, 2022	27.95	0.47	(8.06)	(7.59)	(0.48)
Year Ended October 31, 2021	22.39	0.42 (d)	5.39	5.81	(0.25)
Year Ended October 31, 2020	21.43	0.23	0.78	1.01	(0.05)
Year Ended October 31, 2019	18.49	0.31	3.04	3.35	(0.41)
Class R2
Year Ended October 31, 2023	19.40	0.31	2.49	2.80	(0.67)
Year Ended October 31, 2022	27.25	0.34	(7.89)	(7.55)	(0.30)
Year Ended October 31, 2021	21.85	0.27 (d)	5.26	5.53	(0.13)
Year Ended October 31, 2020	20.99	0.13	0.73	0.86	—
Year Ended October 31, 2019	18.14	0.21	2.98	3.19	(0.34)
Class R5
Year Ended October 31, 2023	19.89	0.52	2.48	3.00	(0.82)
Year Ended October 31, 2022	27.96	0.49	(8.06)	(7.57)	(0.50)
Year Ended October 31, 2021	22.38	0.44 (d)	5.40	5.84	(0.26)
Year Ended October 31, 2020	21.42	0.25	0.78	1.03	(0.07)
Year Ended October 31, 2019	18.49	0.34	3.03	3.37	(0.44)
Class R6
Year Ended October 31, 2023	19.90	0.49	2.54	3.03	(0.83)
Year Ended October 31, 2022	27.98	0.39	(7.94)	(7.55)	(0.53)
Year Ended October 31, 2021	22.40	0.46 (d)	5.40	5.86	(0.28)
Year Ended October 31, 2020	21.44	0.28	0.77	1.05	(0.09)
Year Ended October 31, 2019	18.50	0.27	3.13	3.40	(0.46)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$21.73	14.82%	$300,017	1.00%	1.69%	1.21%	36%
19.58	(27.75)	237,262	1.00	1.75	1.24	30
27.55	25.74	337,503	1.00	1.31 (d)	1.21	32
22.07	4.39	135,527	1.00	0.86	1.22	38
21.15	18.41	114,629	1.00	1.33	1.32	34

21.36	14.24	12,146	1.50	1.22	1.74	36
19.23	(28.13)	14,034	1.50	1.26	1.76	30
27.06	25.11	24,272	1.50	0.77 (d)	1.72	32
21.68	3.93	15,463	1.50	0.32	1.73	38
20.86	17.73	18,447	1.50	0.83	1.84	34

22.08	15.12	540,456	0.75	1.93	0.97	36
19.88	(27.56)	433,591	0.75	1.99	0.99	30
27.95	26.04	832,039	0.75	1.54 (d)	0.96	32
22.39	4.71	372,068	0.75	1.05	0.96	38
21.43	18.62	177,764	0.75	1.57	1.08	34

21.53	14.50	1,311	1.30	1.39	1.51	36
19.40	(27.97)	1,477	1.30	1.46	1.53	30
27.25	25.35	2,078	1.30	1.00 (d)	1.48	32
21.85	4.10	1,441	1.30	0.61	1.51	38
20.99	18.01	1,049	1.30	1.05	1.74	34

22.07	15.21	1,837	0.65	2.28	0.88	36
19.89	(27.51)	1,961	0.65	2.06	0.91	30
27.96	26.19	3,172	0.65	1.61 (d)	0.87	32
22.38	4.79	2,772	0.65	1.16	0.88	38
21.42	18.76	3,082	0.65	1.71	1.04	34

22.10	15.38	489,620	0.55	2.12	0.71	36
19.90	(27.44)	406,456	0.55	1.55	0.72	30
27.98	26.28	2,721,224	0.55	1.68 (d)	0.71	32
22.40	4.89	2,274,399	0.55	1.31	0.71	38
21.44	18.95	2,284,670	0.55	1.32	0.77	34
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Hedged Equity Fund
Class A
Year Ended October 31, 2023	$14.07	$0.35	$0.80	$1.15	$(0.34)
Year Ended October 31, 2022	16.73	0.32	(2.60)	(2.28)	(0.38)
Year Ended October 31, 2021	14.12	0.30	2.58	2.88	(0.27)
Year Ended October 31, 2020	15.58	0.27	(1.49)	(1.22)	(0.24)
March 15, 2019 (g) through October 31, 2019	15.00	0.19	0.39	0.58	—
Class C
Year Ended October 31, 2023	14.00	0.23	0.85	1.08	(0.21)
Year Ended October 31, 2022	16.68	0.20	(2.56)	(2.36)	(0.32)
Year Ended October 31, 2021	14.06	0.22	2.57	2.79	(0.17)
Year Ended October 31, 2020	15.53	0.20	(1.50)	(1.30)	(0.17)
March 15, 2019 (g) through October 31, 2019	15.00	0.16	0.37	0.53	—
Class I
Year Ended October 31, 2023	14.16	0.36	0.84	1.20	(0.33)
Year Ended October 31, 2022	16.83	0.33	(2.59)	(2.26)	(0.41)
Year Ended October 31, 2021	14.18	0.32	2.61	2.93	(0.28)
Year Ended October 31, 2020	15.61	0.31	(1.50)	(1.19)	(0.24)
March 15, 2019 (g) through October 31, 2019	15.00	0.32	0.29	0.61	—
Class R5
Year Ended October 31, 2023	14.19	0.40	0.82	1.22	(0.35)
Year Ended October 31, 2022	16.86	0.35	(2.59)	(2.24)	(0.43)
Year Ended October 31, 2021	14.20	0.35	2.61	2.96	(0.30)
Year Ended October 31, 2020	15.62	0.31	(1.48)	(1.17)	(0.25)
March 15, 2019 (g) through October 31, 2019	15.00	0.34	0.28	0.62	—
Class R6
Year Ended October 31, 2023	14.20	0.38	0.86	1.24	(0.37)
Year Ended October 31, 2022	16.88	0.37	(2.60)	(2.23)	(0.45)
Year Ended October 31, 2021	14.22	0.39	2.59	2.98	(0.32)
Year Ended October 31, 2020	15.63	0.34	(1.49)	(1.15)	(0.26)
March 15, 2019 (g) through October 31, 2019	15.00	0.35	0.28	0.63	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Interest expense is 0.01%
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.88	8.24%	$9,103	0.85%(f)	2.27%	1.05%	22%
14.07	(13.89)	4,032	0.85	2.13	1.07	17
16.73	20.60	3,561	0.85	1.85	1.05	50
14.12	(8.02)	1,573	0.85	1.84	1.30	85
15.58	3.87	330	0.85 (h)	1.95 (h)	1.31 (h)	9

14.87	7.75	263	1.35 (f)	1.54	1.56	22
14.00	(14.36)	235	1.35	1.35	1.58	17
16.68	19.97	320	1.35	1.35	1.55	50
14.06	(8.47)	115	1.35	1.34	1.81	85
15.53	3.53	119	1.35 (h)	1.73 (h)	1.92 (h)	9

15.03	8.55	133,818	0.60 (f)	2.37	0.79	22
14.16	(13.68)	156,582	0.60	2.21	0.81	17
16.83	20.90	148,703	0.60	2.02	0.79	50
14.18	(7.78)	135,542	0.60	2.12	1.03	85
15.61	4.07	59,751	0.60 (h)	3.38 (h)	1.19 (h)	9

15.06	8.73	22	0.45 (f)	2.58	0.72	22
14.19	(13.56)	20	0.45	2.30	0.73	17
16.86	21.10	23	0.45	2.19	0.71	50
14.20	(7.68)	19	0.45	2.08	1.04	85
15.62	4.13	21	0.45 (h)	3.59 (h)	1.03 (h)	9

15.07	8.84	1,622	0.35 (f)	2.46	0.57	22
14.20	(13.52)	338	0.35	2.43	0.60	17
16.88	21.19	169	0.35	2.42	0.58	50
14.22	(7.53)	19	0.35	2.33	0.94	85
15.63	4.20	21	0.35 (h)	3.69 (h)	0.93 (h)	9
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	91

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust IV (“JPM IV") (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 7 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)(1)	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund	Class I and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Focus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
___________________________
(1)    Effective September 13, 2023, JPMorgan International Value Fund changed its name to JPMorgan Developed International Value Fund.
The investment objective of JPMorgan Developed International Value Fund (“Developed International Value Fund”), JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”) and JPMorgan International Focus Fund (“International Focus Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) is to seek to provide high total return.
The investment objective of JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) is to seek total return from long-term capital growth. Total return consists of capital growth and current income.
The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.
The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.
Class L Shares of Developed International Value Fund and Europe Dynamic Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of Developed International Value Fund and Europe Dynamic Fund unless they meet certain requirements as described in the Funds' prospectuses.
Effective as of the close of business on December 31, 2020, all share classes of Emerging Markets Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund's prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. ("JPMIM"), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), acts as Adviser (the "Adviser") and Administrator (the "Administrator") to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards

92	J.P. Morgan International Equity Funds	October 31, 2023

Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAV is calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

October 31, 2023	J.P. Morgan International Equity Funds	93

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Developed International Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$23,610	$—	$23,610
Austria	1,205	2,755	—	3,960
Belgium	—	984	—	984
China	—	3,261	—	3,261
Denmark	—	5,855	—	5,855
Finland	—	6,854	—	6,854
France	978	48,104	—	49,082
Germany	—	42,862	—	42,862
Hong Kong	—	2,841	—	2,841
Ireland	—	2,478	—	2,478
Italy	—	22,117	—	22,117
Japan	—	100,507	—	100,507
Luxembourg	—	264	—	264
Netherlands	—	24,624	—	24,624
Norway	1,047	9,878	—	10,925
Singapore	—	8,439	—	8,439
South Africa	—	3,040	—	3,040
Spain	1,291	14,258	—	15,549
Sweden	—	9,648	—	9,648
Switzerland	1,497	27,391	—	28,888
United Kingdom	4,465	51,106	—	55,571
United States	—	18,903	—	18,903
Total Common Stocks	10,483	429,779	—	440,262
Short-Term Investments
Investment Companies	20,785	—	—	20,785
Investment of Cash Collateral from Securities Loaned	1,026	—	—	1,026
Total Short-Term Investments	21,811	—	—	21,811
Total Investments in Securities	$32,294	$429,779	$—	$462,073
Depreciation in Other Financial Instruments
Futures Contracts	$(337)	$—	$—	$(337)

Emerging Markets Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$690,027	$—	$—	$690,027
China	294,845	1,675,125	—	1,969,970
Hong Kong	—	295,287	—	295,287
India	82,214	1,074,658	—	1,156,872
Indonesia	—	249,270	—	249,270
Macau	—	74,871	—	74,871
Mexico	242,973	—	—	242,973

94	J.P. Morgan International Equity Funds	October 31, 2023

Emerging Markets Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Panama	$83,274	$—	$—	$83,274
Portugal	—	110,163	—	110,163
South Africa	124,523	155,025	—	279,548
South Korea	—	604,187	—	604,187
Spain	—	107,580	—	107,580
Taiwan	528,860	345,340	—	874,200
Turkey	86,110	—	—	86,110
United States	253,405	—	—	253,405
Total Common Stocks	2,386,231	4,691,506	—	7,077,737
Short-Term Investments
Investment Companies	46,878	—	—	46,878
Total Investments in Securities	$2,433,109	$4,691,506	$—	$7,124,615

Emerging Markets Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$100,103	$—	$—	$100,103
Chile	4,264	—	—	4,264
China	35,360	469,695	—	505,055
Colombia	4,202	—	—	4,202
Greece	—	6,001	—	6,001
Hong Kong	—	3,746	—	3,746
Hungary	2,768	4,743	—	7,511
India	22,606	233,859	—	256,465
Indonesia	—	34,745	—	34,745
Malaysia	2,932	16,372	—	19,304
Mexico	46,761	—	—	46,761
Panama	1,602	—	—	1,602
Peru	6,381	—	—	6,381
Philippines	—	3,753	—	3,753
Poland	—	5,822	—	5,822
Qatar	6,716	3,499	—	10,215
Russia	—	—	846	846
Saudi Arabia	7,499	57,042	—	64,541
South Africa	42,317	21,497	—	63,814
South Korea	—	210,807	—	210,807
Taiwan	—	244,793	—	244,793
Thailand	—	36,309	—	36,309
Turkey	3,780	1,700	—	5,480
United Arab Emirates	4,623	11,237	—	15,860
United Kingdom	—	2,139	—	2,139
United States	2,461	590	—	3,051
Total Common Stocks	294,375	1,368,349	846	1,663,570

October 31, 2023	J.P. Morgan International Equity Funds	95

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
Emerging Markets Research Enhanced Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$27,011	$—	$—	$27,011
Investment of Cash Collateral from Securities Loaned	4,199	—	—	4,199
Total Short-Term Investments	31,210	—	—	31,210
Total Investments in Securities	$325,585	$1,368,349	$846	$1,694,780
Depreciation in Other Financial Instruments
Futures Contracts	$(1,177)	$—	$—	$(1,177)

Europe Dynamic Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$3,783	$—	$3,783
China	8,429	—	—	8,429
Denmark	—	32,979	—	32,979
Finland	—	8,027	—	8,027
France	—	113,315	—	113,315
Germany	—	61,282	—	61,282
Ireland	6,366	12,710	—	19,076
Italy	—	34,612	—	34,612
Jordan	—	4,707	—	4,707
Netherlands	—	41,865	—	41,865
Norway	—	2,383	—	2,383
Spain	—	22,491	—	22,491
Sweden	—	12,868	—	12,868
Switzerland	—	27,475	—	27,475
United Kingdom	—	57,798	—	57,798
United States	—	25,701	—	25,701
Total Common Stocks	14,795	461,996	—	476,791
Short-Term Investments
Investment Companies	19,259	—	—	19,259
Investment of Cash Collateral from Securities Loaned	7,929	—	—	7,929
Total Short-Term Investments	27,188	—	—	27,188
Total Investments in Securities	$41,983	$461,996	$—	$503,979
Appreciation in Other Financial Instruments
Futures Contracts	$95	$—	$—	$95
Depreciation in Other Financial Instruments
Futures Contracts	(8)	—	—	(8)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$87	$—	$—	$87

96	J.P. Morgan International Equity Funds	October 31, 2023

International Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$105,714	$—	$105,714
Austria	—	25,907	—	25,907
Belgium	—	38,434	—	38,434
Denmark	—	155,270	—	155,270
France	—	631,598	—	631,598
Germany	—	317,758	—	317,758
Hong Kong	—	109,437	—	109,437
India	35,123	—	—	35,123
Italy	—	66,966	—	66,966
Japan	—	796,402	—	796,402
Macau	—	21,753	—	21,753
Netherlands	—	235,982	—	235,982
Singapore	—	69,884	—	69,884
South Africa	—	28,170	—	28,170
South Korea	—	48,693	—	48,693
Spain	—	117,466	—	117,466
Sweden	—	159,878	—	159,878
Switzerland	—	36,988	—	36,988
Taiwan	28,806	—	—	28,806
United Kingdom	—	487,535	—	487,535
United States	—	317,633	—	317,633
Total Common Stocks	63,929	3,771,468	—	3,835,397
Short-Term Investments
Investment Companies	95,471	—	—	95,471
Investment of Cash Collateral from Securities Loaned	42,966	—	—	42,966
Total Short-Term Investments	138,437	—	—	138,437
Total Investments in Securities	$202,366	$3,771,468	$—	$3,973,834

International Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$30,345	$—	$30,345
Belgium	—	25,111	—	25,111
Canada	87,091	—	—	87,091
China	12,190	48,659	—	60,849
Denmark	—	26,372	—	26,372
France	—	146,978	—	146,978
Germany	—	116,866	—	116,866
Hong Kong	—	24,311	—	24,311
India	30,832	—	—	30,832
Indonesia	—	34,552	—	34,552
Italy	—	25,234	—	25,234
Japan	—	170,320	—	170,320

October 31, 2023	J.P. Morgan International Equity Funds	97

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
International Focus Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Mexico	$19,420	$—	$—	$19,420
Netherlands	—	89,643	—	89,643
Singapore	—	33,215	—	33,215
South Korea	—	49,284	—	49,284
Spain	—	18,337	—	18,337
Sweden	—	19,979	—	19,979
Taiwan	46,154	—	—	46,154
United Kingdom	—	163,659	—	163,659
United States	—	92,990	—	92,990
Total Common Stocks	195,687	1,115,855	—	1,311,542
Short-Term Investments
Investment Companies	32,826	—	—	32,826
Investment of Cash Collateral from Securities Loaned	14,562	—	—	14,562
Total Short-Term Investments	47,388	—	—	47,388
Total Investments in Securities	$243,075	$1,115,855	$—	$1,358,930

International Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$9,342	$—	$9,342
Belgium	—	651	—	651
China	461	335	—	796
Denmark	—	4,704	—	4,704
Finland	—	1,368	—	1,368
France	—	17,341	—	17,341
Germany	—	11,085	—	11,085
Hong Kong	—	2,959	—	2,959
Ireland	—	647	—	647
Italy	—	1,438	—	1,438
Japan	—	33,694	—	33,694
Macau	—	168	—	168
Netherlands	—	8,723	—	8,723
Singapore	149	1,366	—	1,515
South Korea	—	87	—	87
Spain	—	2,952	—	2,952
Sweden	—	3,592	—	3,592
Switzerland	104	7,137	—	7,241
United Kingdom	—	18,837	—	18,837
United States	—	11,309	—	11,309
Total Common Stocks	714	137,735	—	138,449
Options Purchased	2,613	—	—	2,613
Short-Term Investments
Investment Companies	3,627	—	—	3,627
Total Investments in Securities	$6,954	$137,735	$—	$144,689

98	J.P. Morgan International Equity Funds	October 31, 2023

International Hedged Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(175)	$—	$—	$(175)
Options Written
Call Options Written	(353)	—	—	(353)
Put Options Written	(310)	—	—	(310)
Total Depreciation in Other Financial Instruments	$(838)	$—	$—	$(838)
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of October 31, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Developed International Value Fund	$995	$(995)	$—
Emerging Markets Research Enhanced Equity Fund	4,025	(4,025)	—
Europe Dynamic Fund	7,421	(7,421)	—
International Equity Fund	40,213	(40,213)	—

October 31, 2023	J.P. Morgan International Equity Funds	99

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
International Focus Fund	$13,635	$(13,635)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended October 31, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Developed International Value Fund	$1
Emerging Markets Equity Fund	1
Emerging Markets Research Enhanced Equity Fund	2
Europe Dynamic Fund	2
International Equity Fund	9
International Focus Fund	3
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Emerging Markets Equity Fund did not have any securities out on loan at October 31, 2023. International Hedged Equity Fund did not lend out any securities during the year ended October 31, 2023.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Developed International Value Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (a) (b)	$15,394	$103,754	$98,362	$(4)	$3	$20,785	20,777	$576	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	705	11,100	11,306	1 *	—	500	500	34 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	3,290	29,859	32,623	—	—	526	526	45 *	—
Total	$19,389	$144,713	$142,291	$(3)	$3	$21,811		$655	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

100	J.P. Morgan International Equity Funds	October 31, 2023

Emerging Markets Equity Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (a) (b)	$113,774	$1,909,649	$1,976,503	$(45)	$3	$46,878	46,859	$5,161	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	4,022	228,000	232,018	(2)*	(2)	—	—	481 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	771	69,922	70,693	—	—	—	—	66 *	—
Total	$118,567	$2,207,571	$2,279,214	$(47)	$1	$46,878		$5,708	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Emerging Markets Research Enhanced Equity Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (a) (b)	$47,040	$684,214	$704,253	$5	$5	$27,011	27,000	$957	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	3,487	188,000	188,499	(4)*	— (c)	2,984	2,983	497 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	3,438	128,909	131,132	—	—	1,215	1,215	117 *	—
Total	$53,965	$1,001,123	$1,023,884	$1	$5	$31,210		$1,571	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Europe Dynamic Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (a) (b)	$6,343	$353,131	$340,206	$(10)	$1	$19,259	19,252	$562	$— (c)
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	—	166,000	165,997	(3)*	—	—	—	357 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	—	139,269	131,340	—	—	7,929	7,929	129 *	—
Total	$6,343	$658,400	$637,543	$(13)	$1	$27,188		$1,048	$—(c )

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

October 31, 2023	J.P. Morgan International Equity Funds	101

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
(b)	The rate shown is the current yield as of October 31, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Equity Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (a) (b)	$57,920	$1,779,474	$1,741,800	$(131)	$8	$95,471	95,433	$4,174	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	93,074	984,000	1,039,092	25 *	(4)	38,003	37,995	2,401 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	10,497	657,615	663,149	—	—	4,963	4,963	491 *	—
Total	$161,491	$3,421,089	$3,444,041	$(106)	$4	$138,437		$7,066	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Focus Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (a) (b)	$19,897	$452,520	$439,601	$3	$7	$32,826	32,813	$1,428	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	40,011	319,000	347,016	8 *	(3)	12,000	11,998	619 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	16,404	182,536	196,378	—	—	2,562	2,562	140 *	—
Total	$76,312	$954,056	$982,995	$11	$4	$47,388		$2,187	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Hedged Equity Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.21% (a) (b)	$6,096	$76,248	$78,717	$—	$—	$3,627	3,627	$219	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.

102	J.P. Morgan International Equity Funds	October 31, 2023

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Options  — International Hedged Equity Fund purchased put and call options on securities to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Fund's exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G. Futures Contracts — Developed International Value Fund, Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund and International Hedged Equity Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

October 31, 2023	J.P. Morgan International Equity Funds	103

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
Derivatives Volume
The table below discloses the volume of the Funds' options and futures contracts activity during the year ended October 31, 2023 (amounts in thousands, except for number of contracts):
	Developed International Value Fund	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Hedged Equity Fund
Futures Contracts:
Average Notional Balance Long	$1,645	$9,915	$8,197	$6,367
Ending Notional Balance Long	13,380	29,218	19,359	4,118
Exchange-Traded Options:
Average Number of Contracts Purchased	—	—	—	758
Average Number of Contracts Written	—	—	—	(1,517)
Ending Number of Contracts Purchased	—	—	—	729
Ending Number of Contracts Written	—	—	—	(1,458)
The Funds' derivatives contracts held at October 31, 2023 are not accounted for as hedging instruments under GAAP.
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2023 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Developed International Value Fund
Transfer agency fees	$10	$1	$3	$— (a)	$1	n/a	n/a	$— (a)	$5	$20
Emerging Markets Equity Fund
Transfer agency fees	28	4	73	12	1	$1	$— (a)	2	138	259
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a	n/a	28	n/a	n/a	n/a	n/a	n/a	16	44

104	J.P. Morgan International Equity Funds	October 31, 2023

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Europe Dynamic Fund
Transfer agency fees	$12	$2	$3	$— (a)	n/a	n/a	n/a	n/a	$3	$20
International Equity Fund
Transfer agency fees	21	2	31	n/a	$19	n/a	n/a	$1	33	107
International Focus Fund
Transfer agency fees	10	4	34	n/a	1	n/a	n/a	2	9	60
International Hedged Equity Fund
Transfer agency fees	1	— (a)	1	n/a	n/a	n/a	n/a	— (a)	—(a )	2

(a)	Amount rounds to less than one thousand.
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of October 31, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
K. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
As a result of several court rulings in certain European countries, the tax authorities of each of these countries, recently paid Developed International Value Fund (France & Sweden), Europe Dynamic Fund (France) and International Equity Fund (France) tax reclaims for prior tax withholding. These tax reclaim payments are included in Foreign withholding tax reclaims on the Statements of Operations. Interest income, if any, related to these tax reclaim payments is included in Interest income from non-affiliates on the Statements of Operations.
In the event that tax reclaims received by the Funds during the fiscal year ending October 31, 2023 exceed the foreign withholding taxes paid by the Funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the Funds’ shareholders. These IRS fees are estimated through the year ended October 31, 2023 and are included in IRS Compliance Fees for foreign withholding tax reclaims on the Statements of Operations, if applicable. At October 31, 2023, Developed International Value Fund had a U.S. tax liability amounting to $3,492.

October 31, 2023	J.P. Morgan International Equity Funds	105

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Developed International Value Fund	$—	$1,330	$(1,330)
Emerging Markets Equity Fund	—	93,751	(93,751)
Emerging Markets Research Enhanced Equity Fund	—	10,319	(10,319)
Europe Dynamic Fund	—	1,677	(1,677)
International Equity Fund	—	19,810	(19,810)
International Focus Fund	—	4,176	(4,176)
International Hedged Equity Fund	—	276	(276)
The reclassifications for the Funds relate primarily to tax adjustments on certain investments, foreign currency gains or losses and foreign taxes.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Developed International Value Fund	0.55%
Emerging Markets Equity Fund	0.68
Emerging Markets Research Enhanced Equity Fund	0.25
Europe Dynamic Fund	0.60
International Equity Fund	0.50
International Focus Fund	0.60
International Hedged Equity Fund	0.25
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2023, the effective rate was 0.07% of each Fund's average daily net assets, except for International Focus Fund, which was 0.08%, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The

106	J.P. Morgan International Equity Funds	October 31, 2023

Distribution Plan provides that the following Funds shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Developed International Value Fund	0.25%	0.75%	0.50%	n/a
Emerging Markets Equity Fund	0.25	0.75	0.50	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Focus Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Developed International Value Fund	$30	$— (a)
Emerging Markets Equity Fund	6	—
Europe Dynamic Fund	1	—
International Equity Fund	33	— (a)
International Focus Fund	55	—
International Hedged Equity Fund	1	—

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Developed International Value Fund	0.25%	0.25%	0.25%	0.10%	0.25%	n/a	n/a	0.10%
Emerging Markets Equity Fund	0.25	0.25	0.25	0.10	0.25	0.25%	0.25%	0.10
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Focus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

October 31, 2023	J.P. Morgan International Equity Funds	107

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Developed International Value Fund	1.00%	1.50%	0.75%	1.30%	n/a	n/a	0.65%	0.55%
Emerging Markets Equity Fund	1.24	1.74	0.99	1.54	1.29%	1.04%	0.89	0.79
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	n/a	n/a	n/a	n/a	0.35
Europe Dynamic Fund	1.24	1.74	0.99	n/a	n/a	n/a	n/a	n/a
International Equity Fund	0.95	1.45	0.70	1.25	n/a	n/a	0.60	0.50
International Focus Fund	1.00	1.50	0.75	1.30	n/a	n/a	0.65	0.55
International Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
The expense limitation agreements were in effect for the year ended October 31, 2023 and the contractual expense limitation percentages in the table above are in place until at least February 29, 2024.
For the year ended October 31, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the  Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Developed International Value Fund	$569	$328	$132	$1,029	$5
Emerging Markets Equity Fund	861	573	1,279	2,713	99
Emerging Markets Research Enhanced Equity Fund	943	628	347	1,918	—
Europe Dynamic Fund	—	—	26	26	—
International Equity Fund	2,720	1,805	578	5,103	9
International Focus Fund	1,328	873	465	2,666	— (a)
International Hedged Equity Fund	182	94	— (a)	276	— (a)

(a)	Amount rounds to less than one thousand.
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2023 were as follows:

Developed International Value Fund	$23
Emerging Markets Equity Fund	217
Emerging Markets Research Enhanced Equity Fund	40
Europe Dynamic Fund	22
International Equity Fund	172
International Focus Fund	56
International Hedged Equity Fund	11

108	J.P. Morgan International Equity Funds	October 31, 2023

JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended October 31, 2023 the amount of these reimbursements were as follows:

Developed International Value Fund	$2
Emerging Markets Equity Fund	3
Emerging Markets Research Enhanced Equity Fund	2
Europe Dynamic Fund	2
International Equity Fund	2
International Focus Fund	2
International Hedged Equity Fund	2
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended October 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Developed International Value Fund	$189,834	$147,585
Emerging Markets Equity Fund	2,245,649	2,863,690
Emerging Markets Research Enhanced Equity Fund	662,781	1,802,381
Europe Dynamic Fund	582,198	694,335
International Equity Fund	1,905,012	2,312,825
International Focus Fund	579,109	472,781
International Hedged Equity Fund	32,370	67,299
During the year ended October 31, 2023, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Developed International Value Fund	$434,233	$52,886	$25,383	$27,503
Emerging Markets Equity Fund	6,549,936	1,518,971	944,292	574,679
Emerging Markets Research Enhanced Equity Fund	1,865,244	134,787	306,428	(171,641)
Europe Dynamic Fund	467,995	58,628	22,557	36,071
International Equity Fund	3,482,623	725,584	234,373	491,211
International Focus Fund	1,236,660	182,294	60,024	122,270
International Hedged Equity Fund	131,087	21,453	8,689	12,764

October 31, 2023	J.P. Morgan International Equity Funds	109

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments, tax adjustments on certain derivatives and wash sale loss deferrals.
The tax character of distributions paid during the year ended October 31, 2023 was as follows:
	Ordinary Income*	Total Distributions Paid
Developed International Value Fund	$15,182	$15,182
Emerging Markets Equity Fund	42,601	42,601
Emerging Markets Research Enhanced Equity Fund	67,740	67,740
Europe Dynamic Fund	6,286	6,286
International Equity Fund	114,472	114,472
International Focus Fund	45,149	45,149
International Hedged Equity Fund	3,449	3,449

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended October 31, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Developed International Value Fund	$18,616	$—	$18,616
Emerging Markets Equity Fund	72,043	414,863	486,906
Emerging Markets Research Enhanced Equity Fund	104,428	95,039	199,467
Europe Dynamic Fund	25,084	—	25,084
International Equity Fund	104,877	220,976	325,853
International Focus Fund	71,155	—	71,155
International Hedged Equity Fund	4,137	—	4,137

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of October 31, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Developed International Value Fund	$23,746	$(92,749)	$27,469
Emerging Markets Equity Fund	109,182	(640,921)	569,399
Emerging Markets Research Enhanced Equity Fund	52,619	(301,726)	(174,239)
Europe Dynamic Fund	17,112	(139,039)	35,927
International Equity Fund	96,768	(206,099)	491,058
International Focus Fund	27,434	(177,524)	122,242
International Hedged Equity Fund	4,014	(23,021)	12,765 *

*	Included in this amount is $779 of unrealized losses that may be subject to limitation under Internal Revenue Code sections 381-384.
The cumulative timing differences primarily consist of tax adjustments on certain investments, tax adjustments on certain derivatives and wash sale loss deferrals.

110	J.P. Morgan International Equity Funds	October 31, 2023

At October 31, 2023, the following Funds had net capital loss carryforwards, which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Developed International Value Fund	$58,067	$34,682
Emerging Markets Equity Fund	388,489	252,432
Emerging Markets Research Enhanced Equity Fund	145,459	156,267
Europe Dynamic Fund	139,039	—
International Equity Fund	65,234	140,865
International Focus Fund	177,524	—
International Hedged Equity Fund	6,086	16,935
During the year ended October 31, 2023, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Developed International Value Fund	$—	$2,207
Europe Dynamic Fund	14,839	—
International Equity Fund	6,947	—
International Focus Fund	12,922	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II ("JPM II") and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended October 31, 2023. Average borrowings from the Facility during the year ended October 31, 2023 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$36,884	5.51%	23	$112
Emerging Markets Research Enhanced Equity Fund	42,740	5.43	66	411
Europe Dynamic Fund	2,855	6.06	4	2
International Equity Fund	39,606	5.51	5	29
International Focus Fund	6,504	5.56	4	4
International Hedged Equity Fund	3,836	5.56	1	1
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which

October 31, 2023	J.P. Morgan International Equity Funds	111

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds had no borrowings outstanding from the Credit Facility at October 31, 2023. Average borrowings from the Credit Facility for, or at any time during the year ended October 31, 2023 were as follows (amounts in thousands, except number of days outstanding):
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Emerging Markets Research Enhanced Equity Fund	$100,000	5.65%	1	$16

7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of October 31, 2023, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Developed International Value Fund	—	— %	1	81.7%
Emerging Markets Equity Fund	—	—	3	46.0
Emerging Markets Research Enhanced Equity Fund	—	—	1	12.1
Europe Dynamic Fund	3	52.7	1	11.3
International Equity Fund	—	—	1	14.6
International Focus Fund	—	—	3	51.1
International Hedged Equity Fund	—	—	3	65.2
As of October 31, 2023, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Research Enhanced Equity Fund	16.2%	30.7%	27.4%
Europe Dynamic Fund	58.3	—	—
International Equity Fund	—	32.8	—
International Focus Fund	13.1	—	—
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

112	J.P. Morgan International Equity Funds	October 31, 2023

As of October 31, 2023, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
	Developed International Value Fund	Emerging Markets Equity Fund	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund
China	— %	27.7%	29.9%	— %	— %	— %	— %
France	10.6	—	—	22.8	16.1	10.9	12.0
Germany	—	—	—	12.4	—	—	—
India	—	16.2	15.2	—	—	—	—
Japan	21.8	—	—	—	20.3	12.7	23.3
South Korea	—	—	12.5	—	—	—	—
Taiwan	—	12.3	14.5	—	—	—	—
United Kingdom	12.1	—	—	11.7	12.4	12.2	13.0
As of October 31, 2023, a significant portion of each Fund's investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds' original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
The Funds invest in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were  perceived as comparatively stable becoming riskier and more volatile. Emerging Markets Equity Fund and Emerging Markets Research Enhanced Equity Fund each invests a substantial portion of their assets in emerging market countries. These risks are magnified in countries in emerging markets. Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable.
Additionally, the Funds may have substantial difficulties exercising their legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase

October 31, 2023	J.P. Morgan International Equity Funds	113

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Redemptions in-kind
During the year ended October 31, 2022, certain shareholders sold shares of International Focus Fund for the below given class. The portfolio securities were delivered primarily by means of redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below.
Fund	Class	Date	Value	Gain/Loss	Type
International Focus Fund	R6	April 21, 2022	$1,236,430 (a)	$280,048	Redemption-in-kind

(a)	This amount includes cash of approximately $99,867 associated with the redemption in-kind.

114	J.P. Morgan International Equity Funds	October 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust IV and Shareholders of JPMorgan Developed International Value Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Research Enhanced Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan International Equity Fund, JPMorgan International Focus Fund and JPMorgan International Hedged Equity Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund), JPMorgan Emerging Markets Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan International Equity Fund and JPMorgan International Focus Fund (five of the funds constituting JPMorgan Trust I) and JPMorgan Emerging Markets Research Enhanced Equity Fund and JPMorgan International Hedged Equity Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the "Funds") as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 21, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

October 31, 2023	J.P. Morgan International Equity Funds	115

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	170	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	170	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	170	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	170
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	170	None

116	J.P. Morgan International Equity Funds	October 31, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	170	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	170
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	170
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	170	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	170	None

October 31, 2023	J.P. Morgan International Equity Funds	117

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	170
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	170	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	170	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (170 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

118	J.P. Morgan International Equity Funds	October 31, 2023

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

October 31, 2023	J.P. Morgan International Equity Funds	119

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

120	J.P. Morgan International Equity Funds	October 31, 2023

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

October 31, 2023	J.P. Morgan International Equity Funds	121

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2023, and continued to hold your shares at the end of the reporting period, October 31, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)
Class A
Actual	$1,000.00	$979.40	$4.94	0.99%
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class C
Actual	1,000.00	977.20	7.43	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class I
Actual	1,000.00	980.80	3.69	0.74
Hypothetical	1,000.00	1,021.47	3.77	0.74
Class L
Actual	1,000.00	981.40	3.20	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Class R2
Actual	1,000.00	979.00	6.43	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class R5
Actual	1,000.00	982.90	3.25	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R6
Actual	1,000.00	982.10	2.70	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
JPMorgan Emerging Markets Equity Fund
Class A
Actual	1,000.00	928.10	6.03	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24

122	J.P. Morgan International Equity Funds	October 31, 2023

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund (continued)
Class C
Actual	$1,000.00	$925.80	$8.45	1.74%
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	929.50	4.81	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class L
Actual	1,000.00	929.70	4.33	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R2
Actual	1,000.00	927.00	7.48	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R3
Actual	1,000.00	927.80	6.27	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class R4
Actual	1,000.00	929.20	5.06	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class R5
Actual	1,000.00	929.70	4.33	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R6
Actual	1,000.00	930.30	3.84	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	1,000.00	945.80	2.26	0.46
Hypothetical	1,000.00	1,022.89	2.35	0.46
Class R6
Actual	1,000.00	946.80	1.77	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36
JPMorgan Europe Dynamic Fund
Class A
Actual	1,000.00	912.80	5.98	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	910.50	8.38	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	913.90	4.78	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class L
Actual	1,000.00	914.20	4.05	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R6
Actual	1,000.00	914.90	3.57	0.74
Hypothetical	1,000.00	1,021.47	3.77	0.74
JPMorgan International Equity Fund
Class A
Actual	1,000.00	919.90	4.60	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95

October 31, 2023	J.P. Morgan International Equity Funds	123

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Equity Fund (continued)
Class C
Actual	$1,000.00	$917.40	$7.01	1.45%
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class I
Actual	1,000.00	920.80	3.39	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R2
Actual	1,000.00	917.70	6.04	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class R5
Actual	1,000.00	921.20	2.91	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R6
Actual	1,000.00	921.60	2.42	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
JPMorgan International Focus Fund
Class A
Actual	1,000.00	928.60	4.86	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	925.90	7.28	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class I
Actual	1,000.00	930.10	3.65	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R2
Actual	1,000.00	927.20	6.31	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R5
Actual	1,000.00	930.00	3.16	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R6
Actual	1,000.00	930.50	2.68	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
JPMorgan International Hedged Equity Fund
Class A
Actual	1,000.00	944.80	4.22	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Class C
Actual	1,000.00	942.30	6.66	1.36
Hypothetical	1,000.00	1,018.35	6.92	1.36
Class I
Actual	1,000.00	946.50	2.99	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
Class R5
Actual	1,000.00	947.20	2.21	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45

124	J.P. Morgan International Equity Funds	October 31, 2023

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Hedged Equity Fund (continued)
Class R6
Actual	$1,000.00	$947.20	$1.77	0.36%
Hypothetical	1,000.00	1,023.39	1.84	0.36

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

October 31, 2023	J.P. Morgan International Equity Funds	125

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

126	J.P. Morgan International Equity Funds	October 31, 2023

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings June 20-21, 2023 and August 8-10, 2023, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds.  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 10, 2023.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Funds, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund, including personnel changes, if any;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for each Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;

October 31, 2023	J.P. Morgan International Equity Funds	127

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Funds;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund.  The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’
distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Funds.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain fair and reasonable relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's

128	J.P. Morgan International Equity Funds	October 31, 2023

investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Independent Written Evaluation of the Funds’ Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees.  In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company  involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about each Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds’ selected share classes with the same Broadridge investment classification and objective (the “Universe”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Developed International Value Fund’s performance for Class A, Class I and Class R6 shares was in the first, second and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.
The Trustees noted that the Emerging Markets Equity Fund’s performance for Class A and Class I shares was in the fourth, third and second quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the fourth, third, and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance

October 31, 2023	J.P. Morgan International Equity Funds	129

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Emerging Markets Research Enhanced Equity Fund’s performance for both Class I and Class R6 shares was in the third quintile of the Universe for the one- and three-year periods ended December 31, 2022.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Europe Dynamic Fund’s performance for Class A shares was in the first, second and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees noted that performance for Class I shares was in the second, second and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that performance for Class R6 shares was in the second and first quintiles of the Universe for the one- and three-year periods ended December 31, 2022, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the International Equity Fund’s performance for Class A, Class I and Class R6 shares was in the fifth, third and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the International Focus Fund’s performance for Class A shares was in the fourth, fourth and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees noted that the performance for both Class I and Class R6 shares was in the fourth, fourth and second quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the International Hedged Equity Fund’s performance for Class A shares was in the second and fifth quintiles of the Universe for the one- and three-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for both Class I and Class R6 shares was in the third and fifth quintiles of the Universe for the one- and three-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds’ selected share classes in the Universe, as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements.  The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Developed International Value Fund’s net advisory fee and actual total expenses for Class A, Class I, and Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.

130	J.P. Morgan International Equity Funds	October 31, 2023

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee and actual total expenses for Class A and Class I shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Emerging Markets Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class I and Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Europe Dynamic Fund’s net advisory fee for the Class A shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles of the Universe, respectively.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares of this Fund due to the limited number of funds in the Peer Group.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the International Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the International Focus Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile of both the Peer Group and Universe. The Trustees noted that both the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the International Hedged Equity Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.

October 31, 2023	J.P. Morgan International Equity Funds	131

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions and foreign tax credits (if applicable)  treated as qualified dividends for the fiscal year ended October 31, 2023:
Qualified Dividend Income
JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)	$15,182
JPMorgan Emerging Markets Equity Fund	62,395
JPMorgan Emerging Markets Research Enhanced Equity Fund	37,337
JPMorgan Europe Dynamic Fund	7,380
JPMorgan International Equity Fund	88,741
JPMorgan International Focus Fund	28,778
JPMorgan International Hedged Equity Fund	3,878
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended October 31, 2023, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:
	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan Emerging Markets Equity Fund	$224,552	$19,794
JPMorgan Emerging Markets Research Enhanced Equity Fund	80,170	7,534
JPMorgan Europe Dynamic Fund	19,427	1,094
JPMorgan International Equity Fund	131,071	4,890
JPMorgan International Focus Fund	39,729	2,759
JPMorgan International Hedged Equity Fund	4,686	430

132	J.P. Morgan International Equity Funds	October 31, 2023

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. October 2023.
AN-INTEQ-1023

Annual Report
J.P. Morgan Tax Aware Funds
October 31, 2023
JPMorgan Tax Aware Equity Fund
JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
December 14, 2023 (Unaudited)
Dear Shareholder,
While the U.S. economy generally performed well this year, global economic growth has been uneven in the face of elevated interest rates and heightened geopolitical tensions. Equity markets largely outperformed fixed income markets for the twelve months ended October 31, 2023, though rising yields lifted investor demand for certain types of bonds.

"The strong performance of financial
markets in 2023 created wider
differences in equity valuations that
may provide attractive opportunities
for investors. Additionally, interest
rate reductions next year could
benefit high-quality fixed income
investments.”
— Brian S. Shlissel

Inflationary pressures have receded sufficiently so far that the U.S. Federal Reserve declined to raise interest rates since September 2023 and signaled it may reduce rates three times in 2024. Both the European Central Bank and the Bank of England also declined to raise interest rates in the third quarter of 2023. Financial markets largely responded positively to the central banks’ policy stances, though the view that interest rates could remain “higher for longer” appeared to temper investor optimism.
Overall, corporate earnings and revenues within developed markets generally continued to grow through the first three quarters of 2023, though certain surveys indicated many businesses anticipate demand to slow next year. Emerging markets experienced a wider dispersion in economic performance and corporate results, partly due to slower economic growth in China, post-pandemic changes to global supply chains and elevated debt servicing costs.
While some assert that the risk of economic recession has receded in 2023, the risk remains. China’s struggling property sector could further undermine economic growth and spill over to certain commodity exporting nations. Additionally, there is no clear timing with regard to the resolution of the war in Ukraine, which continues to impact global energy and grain supplies. The Israel-Hamas conflict has the potential to both widen militarily and to impact international trade and prices for energy and food. However, financial markets have generally continued to function without major disruptions during the period.
The strong performance of financial markets has created wider differences in equity valuations that may provide attractive opportunities for investors. Additionally, interest rate reductions next year could benefit high-quality fixed income investments.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

October 31, 2023	J.P. Morgan Tax Aware Funds	1

J.P. Morgan Tax Aware Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)
Equity markets continued to outperform bond markets during the period, generating positive returns largely due to gains made during the first half of 2023. Following a surge in U.S. equity prices, investors largely sought lower equity valuations in international markets in the second half of the period.
Overall, equities in international developed markets outperformed both emerging market and U.S. equities. Growth stocks and large capitalization stocks largely outperformed value stocks and mid cap and small cap stocks. Within fixed income markets, emerging markets debt and lower-rated bonds in developed markets generally outperformed U.S. Treasury bonds.
While the U.S. Federal Reserve, the European Central Bank and The Bank of England continued to raise interest rates at regular intervals through the first half of 2023, declining inflationary pressures allowed all three central banks to withhold further increases at the end of the reporting period.
Corporate earnings were generally better-than-expected for most of the period but results for the third quarter of 2023 showed some slowing in earnings and revenue growth. Tight labor markets in the U.S. eased somewhat in the final months of the period and the jobless rate rose to 3.8% in October 2023, which raised investor expectations that inflation would continue to slow.
Global energy prices largely fell during the period amid slowing demand from China and leading industrialized nations. Crude oil prices spiked briefly in September 2023 when Saudi Arabia and Russia extended production cuts and again in early October at the outbreak of the Israel-Hamas conflict. However, global petroleum prices receded by the end of the period as economic data, including U.S. gasoline consumption, continued to indicate slowing global demand.
Notably, financial sector stocks were roiled by the collapse of Silicon Valley Bank in late March 2023, followed closely by the failures of Signature Bank and Credit Suisse. In each case, government regulators moved to prevent the erosion of consumer and investor confidence in the banking system.
For the twelve months ended October 31, 2023, the MSCI EAFE Index returned 15.01%, the MSCI Emerging Markets Index returned 11.26% and the S&P 500 Index returned 10.14%.

2	J.P. Morgan Tax Aware Funds	October 31, 2023

JPMorgan Tax Aware Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	12.34%
S&P 500 Index	10.14%
Net Assets as of 10/31/2023 (In Thousands)	$799,682
INVESTMENT OBJECTIVE**
The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2023.
The Fund’s security selection in the consumer discretionary and communication services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the industrials and utilities sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Microsoft Corp., Meta Platforms Inc. and Nvidia Inc. Shares of Microsoft, an information technology conglomerate, rose amid a general surge in large capitalization technology stocks during the period. Shares of Meta Platforms, parent company of Facebook, rose amid a general surge in large capitalization technology stocks during the period. Shares of Nvidia, a semiconductor manufacturer, rose after reporting consecutive quarters of better-than-expected earnings amid strong global demand for semiconductors.
Leading individual detractors from relative performance included the Fund’s overweight positions in NextEra Energy Inc., Danaher Corp. and Norfolk Southern Corp. Share of NextEra Energy, an electric utility, fell sharply in late September after the company lowered its growth forecast for its NextEra Energy Partners investment unit. Shares of Danaher, a medical technology manufacturer and services provider, fell ahead of the company’s spinoff of its Veralto unit and amid investor concerns about the company’s planned acquisition of Abcam PLC. Shares of Norfolk Southern, a freight railroad operator, fell after a company reported lower-than-expected earnings for the second and third quarters of 2023.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what the portfolio managers believed to be the companies’ underlying value and potential for future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	12.3%
2.	UnitedHealth Group, Inc.	6.4
3.	Amazon.com, Inc.	5.2
4.	Apple, Inc.	4.7
5.	Mastercard, Inc., Class A	4.3
6.	NVIDIA Corp.	4.0
7.	Meta Platforms, Inc., Class A	3.6
8.	ConocoPhillips	3.3
9.	Exxon Mobil Corp.	3.0
10.	Linde plc	2.9

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	28.4%
Health Care	14.8
Financials	13.7
Consumer Discretionary	9.2
Communication Services	8.4
Industrials	7.6
Energy	6.3
Consumer Staples	5.4
Materials	2.9
Utilities	2.2
Short-Term Investments	1.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2023	J.P. Morgan Tax Aware Funds	3

JPMorgan Tax Aware Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
With Sales Charge *		6.01%	4.10%	4.75%	10.55%	8.28%	8.17%	10.68%	8.99%	8.51%
Without Sales Charge		11.88	9.87	8.30	11.75	9.46	9.16	11.28	9.58	9.03
CLASS C SHARES	March 22, 2011
With CDSC **		10.35	8.41	7.34	11.20	8.96	8.74	10.84	9.21	8.68
Without CDSC		11.35	9.41	7.94	11.20	8.96	8.74	10.84	9.21	8.68
Class I SHARES	January 30, 1997	12.34	10.24	8.62	12.20	9.82	9.51	11.75	9.95	9.40
Class R6 SHARES	October 01, 2018	12.44	10.30	8.70	12.31	9.90	9.59	11.81	10.00	9.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/13 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Equity Fund and the S&P 500 Index from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares, with the exception of returns noted above as returns after taxes.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Tax Aware Funds	October 31, 2023

JPMorgan Tax Aware Real Return Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	1.84%
Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index	2.47%
Tax Aware Real Return Composite Benchmark **	2.00%
Net Assets as of 10/31/2023 (In Thousands)	$507,165
INVESTMENT OBJECTIVE***
The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares had a positive absolute return, underperformed the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and underperformed the Tax Aware Real Return Composite Benchmark for the twelve months ended October 31, 2023.
The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, detracted from absolute performance as U.S. inflation levels fell during the period. The Bloomberg Inflation Swap 5-Year Zero Coupon Index returned -0.57% for the period.
Relative to the Benchmark, the Fund’s longer overall duration and its underweight positions in the leading and transportation sectors were leading detractors from performance. Duration is as measure of the price sensitivity of a portfolio of bonds to changes in interest rates. The Fund’s inflation hedge also detracted from relative performance as inflation generally slowed during the period.
The Fund’s overweight allocations to bonds rated single-A and BBB, its overweight allocation to industrial development revenue/pollution control revenue bonds and its underweight allocation to state general obligation bonds were leading contributors to performance relative to the Benchmark.
HOW WAS THE FUND POSITIONED?
Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero coupon inflation linked swaps (“inflation swaps”) to purchase protection against inflation along the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
During the period, the Fund’s portfolio managers increased the aggregate amount of hedged positions to 96% from 83% at the start of the period.
INVESTMENT APPROACH
The Fund uses inflation swaps in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security of equal maturity.
The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities.  Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.
PORTFOLIO COMPOSITION AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Municipal Bonds	92.8%
Short-Term Investments	7.2

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

October 31, 2023	J.P. Morgan Tax Aware Funds	5

JPMorgan Tax Aware Real Return Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The Fund’s Composite Benchmark is determined by adding the return of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (formerly known as Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index) and the Bloomberg Inflation Swap 5 Year Zero Coupon Index (formerly known as
Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index).
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan Tax Aware Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
With Sales Charge *		(2.18)%	(2.25)%	(0.22)%	0.76%	0.74%	1.05%	0.77%	0.74%	1.08%
Without Sales Charge		1.60	1.53	2.06	1.54	1.52	1.66	1.15	1.12	1.38
CLASS C SHARES	August 31, 2005
With CDSC **		0.08	0.03	0.96	1.03	1.01	1.14	0.71	0.69	0.95
Without CDSC		1.08	1.03	1.56	1.03	1.01	1.14	0.71	0.69	0.95
Class I SHARES	August 31, 2005	1.84	1.77	2.30	1.81	1.79	1.92	1.41	1.38	1.64
Class R6 SHARES	August 16, 2013	1.95	1.87	2.41	1.89	1.87	2.01	1.51	1.49	1.75

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/13 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Real Return Fund, the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable.
The Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Inflation Swap 5 Year Zero Coupon Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.
The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower.
Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares, with the exception of returns noted above as returns after taxes.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Tax Aware Funds	7

JPMorgan Tax Aware Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.3%
Aerospace & Defense — 0.6%
Howmet Aerospace, Inc.	117	5,169
Banks — 3.0%
Bank of America Corp.	376	9,900
Wells Fargo & Co.	352	13,999
		23,899
Beverages — 3.5%
Monster Beverage Corp. *	235	12,009
PepsiCo, Inc.	101	16,458
		28,467
Biotechnology — 2.3%
AbbVie, Inc.	128	18,113
Broadline Retail — 5.2%
Amazon.com, Inc. *	312	41,531
Capital Markets — 1.8%
Morgan Stanley	200	14,176
Chemicals — 2.9%
Linde plc	60	23,107
Commercial Services & Supplies — 1.8%
Waste Connections, Inc.	110	14,206
Consumer Finance — 1.4%
American Express Co.	77	11,281
Consumer Staples Distribution & Retail — 1.9%
Costco Wholesale Corp.	27	15,026
Electric Utilities — 2.2%
NextEra Energy, Inc.	299	17,433
Financial Services — 4.8%
Mastercard, Inc., Class A	92	34,714
WEX, Inc. *	22	3,613
		38,327
Ground Transportation — 1.5%
Norfolk Southern Corp.	63	12,040
Health Care Equipment & Supplies — 2.1%
Boston Scientific Corp. *	223	11,435
Zimmer Biomet Holdings, Inc.	51	5,262
		16,697
Health Care Providers & Services — 6.4%
UnitedHealth Group, Inc.	96	51,546
INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — 3.6%
Booking Holdings, Inc. *	4	9,624
Hilton Worldwide Holdings, Inc.	66	9,971
Yum! Brands, Inc.	77	9,354
		28,949
Industrial Conglomerates — 1.9%
Honeywell International, Inc.	81	14,926
Insurance — 2.7%
Progressive Corp. (The)	140	22,054
Interactive Media & Services — 8.5%
Alphabet, Inc., Class A *	145	17,976
Alphabet, Inc., Class C *	168	21,103
Meta Platforms, Inc., Class A *	95	28,669
		67,748
Life Sciences Tools & Services — 1.5%
Danaher Corp.	62	11,972
Machinery — 1.8%
Deere & Co.	41	14,797
Oil, Gas & Consumable Fuels — 6.3%
ConocoPhillips	222	26,398
Exxon Mobil Corp.	226	23,869
		50,267
Pharmaceuticals — 2.6%
Bristol-Myers Squibb Co.	128	6,580
Eli Lilly & Co.	25	14,128
		20,708
Semiconductors & Semiconductor Equipment — 11.5%
Advanced Micro Devices, Inc. *	83	8,136
Analog Devices, Inc.	54	8,519
ASML Holding NV (Registered), NYRS (Netherlands)	8	4,611
NVIDIA Corp.	78	31,972
NXP Semiconductors NV (China)	122	21,002
Texas Instruments, Inc.	122	17,410
		91,650
Software — 12.3%
Microsoft Corp.	292	98,664
Specialty Retail — 0.5%
AutoZone, Inc. *	2	3,845
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Tax Aware Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	220	37,492
Total Common Stocks (Cost $301,138)		794,090
Short-Term Investments — 1.1%
Investment Companies — 1.1%
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (a) (b) (Cost $8,987)	8,986	8,989
Total Investments — 100.4% (Cost $310,125)		803,079
Liabilities in Excess of Other Assets — (0.4)%		(3,397)
NET ASSETS — 100.0%		799,682

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Tax Aware Funds	9

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 91.6% (a)
Alabama — 1.5%
Alabama Public School and College Authority, Capital Improvement Series 2016A, Rev., 4.00%, 6/1/2031	35	35
Black Belt Energy Gas District
Series 2022C-1, Rev., 5.25%, 6/1/2028	1,530	1,556
Series 2022C-1, Rev., 5.25%, 12/1/2028	1,275	1,296
Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 12/1/2031 (b)	3,825	3,488
Southeast Energy Authority A Cooperative District, Project No. 3 Series 2022A-1, Rev., 5.50%, 12/1/2029 (b)	1,000	1,015
Total Alabama		7,390
Alaska — 0.0% ^
Borough of Matanuska-Susitna, Goose Creek Correctional Center Project Rev., 5.00%, 9/1/2024	15	15
Arizona — 1.3%
Arizona Industrial Development Authority
Rev., 5.00%, 7/1/2038 (c)	250	225
Rev., 5.25%, 7/1/2043 (c)	250	221
Arizona Industrial Development Authority, Doral Academy of Northern Nevada Series 2021A, Rev., 4.00%, 7/15/2036 (c)	275	227
Arizona Industrial Development Authority, Pinecrest Academy of Northern Nevada Project Series 2022A, Rev., 4.50%, 7/15/2029 (c)	150	138
City of Phoenix Civic Improvement Corp. Rev., AMT, 5.00%, 7/1/2030	1,475	1,504
City of San Luis Series 2017A, Rev., AGM, 5.00%, 7/1/2025	50	51
Industrial Development Authority of the County of Pima (The), La Posada at Pusch Ridge Project Series 2022B3, Rev., 5.13%, 11/15/2029 (c)	500	484
Maricopa County Elementary School District No. 92-Pendergast Elementary Series 2023B, GO, 5.00%, 7/1/2035	375	402
Maricopa County Industrial Development Authority
Series 2023A, Rev., 5.25%, 7/1/2033 (c)	200	189
Series 2023A, Rev., 6.25%, 7/1/2053 (c)	1,900	1,718
Maricopa County Unified School District No. 41 Gilbert Series 2023C, GO, 5.00%, 7/1/2025	575	587
Maricopa County Unified School District No. 60 Higley
COP, AGM, 5.00%, 6/1/2037	170	176
COP, AGM, 5.00%, 6/1/2038	250	257
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued
Maricopa County Unified School District No. 69 Paradise Valley Series 2022D, GO, 5.00%, 7/1/2035	425	457
Pima County Unified School District No. 16 Catalina Foothills, School Improvement Projects Series 2018B, GO, 5.00%, 7/1/2028	10	10
Pinal County Electric District No. 3 Rev., 4.00%, 7/1/2034	150	147
Town of Queen Creek, Excise Tax Rev., 5.00%, 8/1/2029	10	10
Total Arizona		6,803
Arkansas — 0.4%
City of Fort Smith, Water and Sewer Rev., 5.00%, 10/1/2027	1,305	1,346
City of Springdale Public Facilities Board Hospital, Arkansas Children's Northwest Project Rev., 5.00%, 3/1/2030	10	10
County of Pulaski
Rev., 5.00%, 3/1/2037	500	515
Rev., 4.25%, 3/1/2048	250	212
Total Arkansas		2,083
California — 6.7%
Briggs Elementary School District Series B, GO, 4.00%, 8/1/2030	5	5
California Community Choice Financing Authority, Clean Energy Project Series 2021B-1, Rev., 4.00%, 8/1/2031 (b)	12,200	11,299
California Enterprise Development Authority, Riverside County, Rocketship Public Schools- Obligated Group No. 2
Series 2022A, Rev., 4.00%, 6/1/2031 (c)	250	219
Series 2022A, Rev., 4.00%, 6/1/2042 (c)	550	403
California Municipal Finance Authority, Lutheran University
Rev., 5.00%, 10/1/2029	225	229
Rev., 5.00%, 10/1/2030	225	229
Rev., 5.00%, 10/1/2031	225	228
California Pollution Control Financing Authority, Poseidon Resources Channelside LP Desalination Project Rev., AMT, 5.00%, 7/1/2036 (c)	500	503
California Public Finance Authority, Enso Village Project
Series 2021B-3, Rev., 2.13%, 11/15/2027 (c)	150	142
Series 2021B-2, Rev., 2.38%, 11/15/2028 (c)	260	244
Series 2021B-1, Rev., 3.13%, 5/15/2029 (c)	100	92
Series 2021A, Rev., 5.00%, 11/15/2036 (c)	100	91
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Tax Aware Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
Series 2021A, Rev., 5.00%, 11/15/2046 (c)	200	165
County of San Bernardino Series 2019A, COP, 5.00%, 10/1/2026	200	208
CSCDA Community Improvement Authority, Essential Housing, Orange Portfolio Series 2021A-1, Rev., 2.80%, 3/1/2047 (c)	1,500	993
CSCDA Community Improvement Authority, Essential Housing, Pasadena Portfolio Series 2021A-1, Rev., 2.65%, 12/1/2046 (c)	200	132
CSCDA Community Improvement Authority, Essential Housing, Senior Lien Series 2021A-1, Rev., 2.45%, 2/1/2047 (c)	1,395	943
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-Backed Bonds Series 2015A, Rev., 5.00%, 6/1/2025 (d)	4,950	5,050
Lompoc Valley Medical Center GO, 5.00%, 8/1/2024	15	15
Los Angeles Community College District, Election of 2008 Series G, GO, 4.00%, 8/1/2024 (d)	145	145
Los Angeles Department of Water and Power, Power System
Series 2014B, Rev., 5.00%, 1/1/2024	4,025	4,032
Series 2017A, Rev., 5.00%, 7/1/2034	710	732
Series 2019C, Rev., 5.00%, 7/1/2034	5	5
Ontario Public Financing Authority
Series 2022A, Rev., AGM, 5.00%, 11/1/2027	90	95
Series 2022A, Rev., AGM, 5.00%, 11/1/2029	100	108
Series 2022A, Rev., AGM, 5.00%, 11/1/2030	140	152
Orange County Community Facilities District No. 2021-1, Rienda
Series 2022A, 5.00%, 8/15/2037	100	98
Series 2022A, 5.00%, 8/15/2042	200	185
River Islands Public Financing Authority, Facilities District No. 2003-1 Series 2022A-1, AGM, 4.00%, 9/1/2037	250	231
Sacramento Municipal Utility District Financing Authority, Cosumnes Project Rev., 5.00%, 7/1/2028	1,290	1,315
San Francisco City and County Airport Commission, San Francisco International Airport Series 2019A, Rev., AMT, 5.00%, 5/1/2034	25	25
South Placer Wastewater Authority Rev., 5.00%, 11/1/2024	10	10
State of California, Various Purpose GO, 5.00%, 11/1/2037	5,000	5,320
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Vista Unified School District Series 2022B, GO, 5.00%, 8/1/2033	365	402
Westminster School District Series 2016, GO, 5.00%, 8/1/2030	5	5
Total California		34,050
Colorado — 3.4%
Arapahoe County School District No. 5 Cherry Creek GO, 5.00%, 12/15/2037	425	445
Boulder Valley School District No. Re-2 Boulder GO, 4.13%, 12/1/2046	5,000	4,376
City and County of Denver, Airport System
Series 2022D, Rev., AMT, 5.50%, 11/15/2032	2,250	2,409
Series 2022A, Rev., AMT, 5.50%, 11/15/2042	5,000	5,150
City of Greeley COP, 4.00%, 12/1/2034	10	10
Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project
Rev., 4.00%, 5/1/2028	35	33
Rev., 4.00%, 5/1/2030	35	33
Rev., 4.00%, 5/1/2036	85	73
Denver Health and Hospital Authority Series 2019A, Rev., 4.00%, 12/1/2037	1,000	841
Dominion Water and Sanitation District Rev., 5.25%, 12/1/2032	500	473
Jefferson County School District R-1 GO, 5.00%, 12/15/2035	515	538
Rampart Range Metropolitan District No. 5 Rev., 4.00%, 12/1/2036	500	392
Reunion Metropolitan District Series 2021A, Rev., 3.63%, 12/1/2044	490	329
State of Colorado Series 2020-A, COP, 4.00%, 12/15/2034	25	25
Third Creek Metropolitan District No. 1, Limited Tax Series 2022A-1, GO, 4.50%, 12/1/2037	825	661
Waterview II Metropolitan District Series 2022A, GO, 4.50%, 12/1/2031	525	459
Windler Public Improvement Authority, Limited Tax
Series 2021A1, Rev., 4.00%, 12/1/2036	885	630
Series 2021A1, Rev., 4.00%, 12/1/2041	750	477
Total Colorado		17,354
Connecticut — 1.2%
City of Norwalk GO, 4.25%, 8/15/2048	1,100	963
Stamford Housing Authority, The Dogwoods Project Rev., BAN, 11.00%, 12/1/2027 (c)	1,000	1,006
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Tax Aware Funds	11

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Connecticut — continued
State of Connecticut, Special Tax Transportation Infrastructure Purposes
Series 2022A, Rev., 5.00%, 7/1/2031	1,250	1,350
Series 2022B, Rev., 5.00%, 7/1/2031	2,500	2,700
Town of Southington Series 2020C, GO, 5.00%, 6/1/2028	5	5
Town of Stafford GO, 3.00%, 8/1/2026	10	10
Total Connecticut		6,034
District of Columbia — 1.8%
District of Columbia
Series 2017A, GO, 5.00%, 6/1/2029	290	302
Series 2017A, GO, 5.00%, 6/1/2031	600	621
District of Columbia, Gallaudet University Project
Series 2021A, Rev., 4.00%, 4/1/2033	160	149
Series 2021A, Rev., 4.00%, 4/1/2036	200	177
Metropolitan Washington Airports Authority Aviation
Series 2021A, Rev., AMT, 5.00%, 10/1/2028	3,000	3,069
Series 2020A, Rev., AMT, 5.00%, 10/1/2032	3,000	3,083
Series 2021A, Rev., AMT, 4.00%, 10/1/2039	1,590	1,384
Metropolitan Washington Airports Authority Dulles Toll Road Series 2019A, Rev., 5.00%, 10/1/2036	270	273
Total District of Columbia		9,058
Florida — 3.1%
Capital Trust Agency, Inc., Legends Academy Project Series 2021A, Rev., 5.00%, 12/1/2045 (c)	175	131
Capital Trust Agency, Inc., Sustainability Bonds -The Marie Rev., 4.00%, 6/15/2031 (c)	100	87
City of Pompano Beach Series 2021A, Rev., 4.00%, 9/1/2041	115	87
City of Pompano Beach, John Knox Village Project
Rev., 3.50%, 9/1/2030	1,900	1,658
Series 2020, Rev., 3.50%, 9/1/2035	2,250	1,780
Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects Series 2022B, Rev., 5.00%, 7/1/2031	165	164
Florida Development Finance Corp., IDEA Florida, Inc., Jacksonville IV Project Rev., 5.25%, 6/15/2029 (c)	100	95
Florida Development Finance Corp., Mater Academy Miami-Dade Osceola County Facilities
Series 2022A, Rev., 5.00%, 6/15/2028	180	182
Series 2022A, Rev., 5.00%, 6/15/2031	260	262
Florida Development Finance Corp., Mayflower Retirement Community Project
Series 2021A, Rev., 4.00%, 6/1/2029 (c)	1,375	1,189
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued
Series 2021A, Rev., 4.00%, 6/1/2030 (c)	1,435	1,210
Series 2021A, Rev., 4.00%, 6/1/2031 (c)	1,395	1,147
JEA Electric System Series 2017 B, Rev., 5.00%, 10/1/2031	4,000	4,106
Lee County Industrial Development Authority, Health Care Facilities Series 2022B2, Rev., 3.25%, 10/1/2026	1,500	1,409
Lee County School Board (The) Series 2023 A, COP, 5.00%, 8/1/2042	1,000	1,007
Middleton Community Development District A, City of Wildwood, Florida Special Assessment 5.20%, 5/1/2027	225	224
Palm Beach County Health Facilities Authority, Jupiter Medical Center Rev., 5.00%, 11/1/2028	150	151
Palm Beach County Health Facilities Authority, Toby and Leon Cooperman Sinai Residences of Boca Raton Expansion Rev., 4.00%, 6/1/2041	500	368
St Johns County Industrial Development Authority, Life Care Ponte Vedra Series 2021A, Rev., 4.00%, 12/15/2029	225	203
Wildwood Utility Dependent District Rev., 5.00%, 10/1/2030	125	133
Total Florida		15,593
Georgia — 2.5%
Brookhaven Urban Redevelopment Agency Series 2023A, Rev., 5.00%, 7/1/2040	2,920	3,077
Cherokee County Water & Sewer Authority Rev., 5.00%, 8/1/2037	135	144
City of Atlanta
Series 2021C, Rev., AMT, 5.00%, 7/1/2029	1,160	1,188
Series 2021B, Rev., 4.00%, 7/1/2040	1,850	1,699
Columbia County School District
GO, 5.00%, 10/1/2035	210	228
GO, 5.00%, 4/1/2036	700	755
GO, 5.00%, 10/1/2036	160	172
Development Authority of Monroe County (The) Series 2009-2, Rev., 3.88%, 3/6/2026 (b)	1,250	1,217
Georgia Ports Authority Rev., 4.00%, 7/1/2052	1,500	1,245
Lee County School District GO, 5.00%, 2/1/2030	325	340
Main Street Natural Gas, Inc., Gas Supply
Series 2023B, Rev., 5.00%, 3/1/2030 (b)	1,000	993
Series 2023A, Rev., 5.00%, 6/1/2030 (b)	1,300	1,278
State of Georgia Series 2015A, GO, 5.00%, 2/1/2025	130	132
Total Georgia		12,468
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Tax Aware Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Idaho — 1.0%
Idaho Health Facilities Authority, St. Luke's Health System Project Series 2018 C, Rev., VRDO, LOC : US Bank NA, 3.00%, 11/3/2023 (b)	5,000	5,000
Illinois — 6.3%
Chicago Midway International Airport,Senior Lien
Series 2023A, Rev., AMT, 5.00%, 1/1/2030 (e)	4,000	4,088
Series 2023A, Rev., AMT, 5.00%, 1/1/2033 (e)	4,310	4,437
City of Chicago, Second Lien Waterworks Project Rev., 5.00%, 11/1/2029	1,000	1,005
Cook County Community Consolidated School District No. 15 Palatine GO, 5.00%, 12/1/2038	500	513
Illinois Finance Authority, Depaul College Prep Project Series 2023A, Rev., 4.50%, 8/1/2033 (c)	775	729
Illinois Finance Authority, Plymouth Place, Inc.
Series 2022B-3, Rev., 4.75%, 11/15/2027	200	194
Series 2022B-2, Rev., 5.25%, 11/15/2027	200	194
Series 2022B1, Rev., 6.00%, 11/15/2027	100	98
Illinois Finance Authority, Smith Crossing
Rev., 4.00%, 10/15/2029	150	130
Rev., 4.00%, 10/15/2030	100	84
Rev., 4.00%, 10/15/2031	135	112
Illinois State Toll Highway Authority Series 2023A, Rev., 5.00%, 1/1/2042	1,000	1,015
Regional Transportation Authority Series 2002A, Rev., NATL -RE, 6.00%, 7/1/2024	750	760
State of Illinois
Series 2017D, GO, 5.00%, 11/1/2025	5,000	5,062
Series 2017D, GO, 5.00%, 11/1/2028	1,350	1,380
Series 2018A, GO, 5.00%, 10/1/2030	2,000	2,044
Series 2022A, GO, 5.00%, 3/1/2033	6,000	6,166
Series 2021B, GO, 5.00%, 12/1/2033	1,000	1,023
Series 2023B, GO, 5.00%, 5/1/2034	2,000	2,044
Series 2021A, GO, 4.00%, 3/1/2039	1,000	864
Total Illinois		31,942
Indiana — 2.0%
Avon Community School Building Corp. Rev., 4.00%, 7/15/2035	25	24
Carmel Local Public Improvement Bond Bank Series 2021A, Rev., 4.00%, 7/15/2037	25	23
City of Valparaiso Rev., 5.38%, 12/1/2041 (c)	200	144
Fort Wayne Community School Building Corp., Fort Wayne Community Schools Rev., 5.00%, 7/15/2038	650	674
Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project Rev., 5.00%, 2/1/2026	1,000	1,002
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — continued
Indiana Finance Authority Series 2023A, Rev., 5.00%, 6/1/2043	425	399
Indiana Finance Authority, DePauw University
Series 2022A, Rev., 5.00%, 7/1/2027	200	201
Series 2022A, Rev., 5.00%, 7/1/2029	200	201
Series 2022A, Rev., 5.00%, 7/1/2030	230	231
Series 2022A, Rev., 5.00%, 7/1/2031	230	230
Series 2022A, Rev., 5.00%, 7/1/2032	230	230
Indiana Finance Authority, Wastewater Utility Series 2021-1, Rev., 5.00%, 10/1/2030	380	406
Indiana Housing and Community Development Authority, Vita of New Whiteland Project Rev., 6.75%, 1/1/2043	2,000	1,822
Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2013D, Rev., 5.00%, 1/1/2026	4,050	4,054
Lake Ridge School Building Corp., First Mortgage Rev., 4.00%, 7/15/2028	25	25
Marion High School Building Corp. Rev., 4.00%, 7/15/2027	250	250
Total Indiana		9,916
Iowa — 0.3%
Iowa Finance Authority, State Revolving Fund Rev., 5.00%, 8/1/2032	20	21
Iowa Finance Authority, Unitypoint Health Series 2013B-2, Rev., VRDO, LOC : TD Bank NA, 2.75%, 11/3/2023 (b)	1,465	1,465
Total Iowa		1,486
Kansas — 0.1%
City of Topeka, Kansas Health Care Facilities Series 2022B, Rev., 5.13%, 12/1/2026	250	241
City of Wichita Series 2016B, Rev., 4.00%, 10/1/2026	125	126
Total Kansas		367
Kentucky — 1.5%
City of Henderson, Pratt Paper LLC Project Series 2022B, Rev., AMT, 4.45%, 1/1/2042 (c)	500	441
County of Boone, Duke Energy Kentucky, Inc. Series 2008A, Rev., 3.70%, 8/1/2027	740	706
Kentucky Public Energy Authority, Gas Supply Series 2022A-1, Rev., 4.00%, 8/1/2030 (b)	7,265	6,711
Total Kentucky		7,858
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Tax Aware Funds	13

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Louisiana — 2.3%
Lafayette Public Power Authority Rev., 5.00%, 11/1/2025	15	15
Livingston Parish School Board Sales & Use Tax Series 2021A, Rev., 4.00%, 5/1/2027	25	25
Louisiana Local Government Environmental Facilities and Community Development Authority, Bossier City Project Rev., 5.00%, 10/1/2027	25	26
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Series 2020A, Rev., 5.00%, 5/15/2037	65	65
Louisiana Public Facilities Authority, School Master Project Series 2021A, Rev., 4.00%, 6/1/2031 (c)	290	253
Parish of St. John the Baptist, Marathon Oil Corp., Project Series 2017A-1, Rev., 4.05%, 7/1/2026 (b)	3,500	3,429
St. Tammany Parish Hospital Service District No. 1 Series 2018A, Rev., 5.00%, 7/1/2032	15	16
State of Louisiana Gasoline & Fuels Tax Series A, Rev., 4.50%, 5/1/2025 (d)	8,000	8,066
Terrebonne Parish Recreation District No. 5 GO, 5.00%, 3/1/2027	20	21
Total Louisiana		11,916
Maine — 0.2%
Maine Health & Higher Educational Facilities Authority
Series 2023A, Rev., AGM, 5.00%, 7/1/2025	100	101
Series 2023A, Rev., AGM, 5.00%, 7/1/2026	200	205
Maine Municipal Bond Bank Series 2022A, Rev., 5.00%, 11/1/2033	800	870
Total Maine		1,176
Maryland — 1.2%
County of Howard Series 2021A, GO, 5.00%, 8/15/2024	2,370	2,393
County of Montgomery, Consolidated Public Improvements Series 2016A, GO, 4.00%, 12/1/2033	5	5
Maryland Economic Development Corp.
Series 2022A, Rev., 5.25%, 7/1/2029	295	307
Series 2022A, Rev., 5.25%, 7/1/2030	670	699
Maryland Health and Higher Educational Facilities Authority, Stevenson University Issue
Series 2021A, Rev., 5.00%, 6/1/2030	395	407
Series 2021A, Rev., 5.00%, 6/1/2032	450	463
Series 2021A, Rev., 4.00%, 6/1/2038	790	695
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — continued
State of Maryland Series 2021-A, GO, 4.00%, 8/1/2036	590	572
State of Maryland, Department of Transportation Rev., 5.00%, 10/1/2027	450	472
Total Maryland		6,013
Massachusetts — 1.6%
Commonwealth of Massachusetts
Series 2018B, GO, 5.00%, 1/1/2030	1,415	1,484
Series 2022 E, GO, 5.00%, 11/1/2049	3,030	3,067
Massachusetts Development Finance Agency, Boston Medical Center Issue
Series 2023G, Rev., 5.25%, 7/1/2048	1,000	964
Series 2023G, Rev., 4.38%, 7/1/2052	700	567
Massachusetts Development Finance Agency, Salem Community Corp.
Rev., 5.00%, 1/1/2026	290	282
Rev., 5.00%, 1/1/2027	300	289
Rev., 5.00%, 1/1/2028	265	253
Rev., 5.00%, 1/1/2029	500	471
Rev., 5.00%, 1/1/2030	230	215
Rev., 5.00%, 1/1/2031	245	227
Rev., 5.13%, 1/1/2040	100	85
Massachusetts Development Finance Agency, Southcoast Health System Series 2021G, Rev., 5.00%, 7/1/2036	200	201
Total Massachusetts		8,105
Michigan — 0.3%
Avondale School District GO, Q-SBLF, 5.00%, 11/1/2027	15	16
City of Detroit, Unlimited Tax Series 2021A, GO, 5.00%, 4/1/2037	400	388
Eastern Michigan University, Board of Regents Series 2017A, Rev., 5.00%, 3/1/2033	1,000	1,022
Lakeview School District, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2028	10	10
Michigan Finance Authority, Lawrence Technological University Rev., 4.00%, 2/1/2032	95	84
Michigan Strategic Fund, Graphic Packaging International, LLC Coated Recycled Board Machine Project Rev., AMT, 4.00%, 10/1/2026 (b)	125	121
Onekama Consolidated Schools GO, AGM, 4.00%, 5/1/2025	15	15
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Tax Aware Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Michigan — continued
Watervliet Public Schools, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2025	10	10
Wayne-Westland Community Schools Series 2019, GO, Q-SBLF, 4.00%, 11/1/2031	10	10
Total Michigan		1,676
Minnesota — 1.7%
Chisholm Independent School District No. 695 Series 2023A, GO, Zero Coupon, 2/1/2039	600	270
Metropolitan Council Series 2023C, GO, 4.00%, 3/1/2042	4,965	4,339
Minnesota Higher Education Facilities Authority, University of St. Thomas
Series 2022A, Rev., 5.00%, 10/1/2025	170	173
Series 2022A, Rev., 5.00%, 10/1/2026	100	102
Series 2022A, Rev., 5.00%, 10/1/2027	275	284
Series 2022A, Rev., 5.00%, 10/1/2028	290	302
Series 2022B, Rev., 5.00%, 10/1/2028	655	682
Series 2022A, Rev., 5.00%, 10/1/2029	315	330
Series 2022A, Rev., 5.00%, 10/1/2030	225	236
Series 2022A, Rev., 5.00%, 10/1/2031	350	364
Series 2022A, Rev., 5.00%, 10/1/2032	245	254
Minnesota Municipal Gas Agency Series Subseries,2022A, Rev., LIQ : Royal Bank of Canada, 4.00%, 12/1/2027	1,435	1,389
Moorhead Independent School District No. 152 Series 2020A, GO, 4.00%, 2/1/2028	10	10
Total Minnesota		8,735
Missouri — 0.1%
Industrial Development Authority of the City of St Louis Missouri (The), Innovation District Rev., 5.00%, 5/15/2041	400	366
Montana — 0.0% ^
Silver Bow County School District No. 1 GO, 5.00%, 7/1/2029	5	5
Nebraska — 2.0%
Central Plains Energy Project, Gas Project No. 4 Series 2018A, Rev., 5.00%, 12/28/2023 (b)	10,260	10,291
Lancaster County School District 001 GO, 5.00%, 1/15/2026	110	113
Total Nebraska		10,404
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nevada — 0.5%
County of Clark, Nevada Improvement District No. 158 5.00%, 8/1/2034	10	10
State of Nevada Series 2015B, GO, 5.00%, 11/1/2026	2,500	2,542
Total Nevada		2,552
New Hampshire — 1.0%
New Hampshire Health and Education Facilities Authority Act, Trustees of Dartmouth College Series 2007B, Rev., VRDO, LIQ : Bank of New York Mellon (The), 3.00%, 11/3/2023 (b)	5,000	5,000
New Jersey — 2.5%
Camden County Improvement Authority (The)
Rev., GTD, 5.00%, 1/15/2037	300	316
Rev., 6.00%, 6/15/2042	525	545
Camden County Improvement Authority (The), Camden Prep High School Project
Rev., 4.00%, 7/15/2027 (c)	215	206
Rev., 5.00%, 7/15/2032 (c)	285	282
Rev., 5.00%, 7/15/2042 (c)	585	529
County of Morris GO, 3.00%, 2/1/2030	20	19
New Jersey Economic Development Authority Series 2023 RRR, Rev., 5.00%, 3/1/2026	4,500	4,592
New Jersey Economic Development Authority, Department of the Treasury Series 2014PP, Rev., 5.00%, 6/15/2024 (d)	5,000	5,030
New Jersey Transportation Trust Fund Authority, Transportation Program Series 2020AA, Rev., 4.00%, 6/15/2045	1,100	936
New Jersey Turnpike Authority Series 2017B, Rev., 4.00%, 1/1/2035	5	5
Northvale School District GO, 4.00%, 8/1/2038	35	31
Total New Jersey		12,491
New Mexico — 0.9%
Albuquerque Municipal School District No. 12 Series 2023A, GO, 5.00%, 8/1/2024	750	756
Loving Municipal School District No. 10
GO, 5.00%, 9/15/2024	430	433
GO, 5.00%, 9/15/2025 (d)	300	306
GO, 5.00%, 9/15/2025	1,090	1,107
GO, 5.00%, 9/15/2026	360	371
GO, 5.00%, 9/15/2027	340	354
GO, 5.00%, 9/15/2028	300	312
State of New Mexico GO, 5.00%, 3/1/2031	755	816
Total New Mexico		4,455
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Tax Aware Funds	15

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — 15.3%
Broome County Local Development Corp., Good Shepherd Village at Endwell, Inc. Rev., 4.00%, 7/1/2031	100	87
Build NYC Resource Corp. Rev., 5.00%, 7/1/2030	510	521
Build NYC Resource Corp., Kipp NYC Public School Facilities - Canal West Project Rev., 5.00%, 7/1/2034	210	213
Build NYC Resource Corp., New World Preparatory Charter School Project
Series 2021A, Rev., 4.00%, 6/15/2031 (c)	150	135
Series 2021A, Rev., 4.00%, 6/15/2051 (c)	225	149
City of New York
Series 2021A Subseries A1, GO, 4.00%, 8/1/2034	150	145
Series 2021F Subseries F-1, GO, 5.00%, 3/1/2036	1,000	1,054
Series 2024A, GO, 4.13%, 8/1/2053	1,000	843
City of New York, Fiscal Year 2018 Series 2018 -1, GO, 5.00%, 8/1/2030	20	21
City of New York, Fiscal Year 2021 Series 2021F, Subseries F-1, GO, 5.00%, 3/1/2037	2,000	2,089
County of St. Lawrence GO, AGM, 3.00%, 5/15/2034	10	8
Hudson Yards Infrastructure Corp., Second Indenture, Fiscal Year 2017 Series 2017A, Rev., 5.00%, 2/15/2033	1,500	1,537
Long Island Power Authority, Electric System
Series 2021A, Rev., 4.00%, 9/1/2033	30	30
Series 2019A, Rev., 3.00%, 9/1/2036	10	8
Metropolitan Transportation Authority Series C-1, Rev., 5.25%, 11/15/2028	5,000	5,042
Monroe County Water Authority Rev., 4.00%, 3/1/2050	4,510	3,702
New York City Municipal Water Finance Authority Fiscal Year 2022 Series 2022, Subseries BB-1, Rev., 4.00%, 6/15/2045	3,000	2,582
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Series 2009BB-2, Rev., VRDO, LIQ : UBS AG, 2.80%, 11/3/2023 (b)	15,000	15,000
New York City Transitional Finance Authority Future Tax Secured
Series 2020B-1, Rev., 5.00%, 11/1/2025	900	921
Series 2023D, SubseriesD-1, Rev., 5.00%, 11/1/2046	10,000	10,049
New York City Transitional Finance Authority, Future Tax Secured Series 2022B, SubseriesB-1, Rev., 4.00%, 8/1/2038	600	547
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2024 Series 2024 C, Rev., 5.25%, 5/1/2050	1,500	1,536
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2022 Series 2022F,SubseriesF-1, Rev., 5.00%, 2/1/2036	1,005	1,070
New York Convention Center Development Corp. Series B, Rev., AGM-CR, Zero Coupon, 11/15/2049	8,770	1,872
New York Liberty Development Corp., Secured by Port Authority Series 1WTC-2021, Rev., 2.75%, 2/15/2044	1,000	669
New York Liberty Development Corp., World Trade Centre Series 1WTC-2021, Rev., 2.25%, 2/15/2041	500	322
New York Power Authority Series 2020A, Rev., 4.00%, 11/15/2045	2,250	1,922
New York State Dormitory Authority
Series 2018C, Rev., 5.00%, 3/15/2033	15	16
Series 2017A, Rev., 4.00%, 2/15/2034	1,000	983
Series 2019D, Rev., 5.00%, 2/15/2035	100	106
New York State Dormitory Authority, Sales Tax Series A, Rev., 5.00%, 3/15/2033	1,000	1,001
New York State Dormitory Authority, School Districts Financing Program Series 2018A, Rev., 5.00%, 10/1/2030	875	896
New York State Dormitory Authority, State Peronal Income Tax
Series 2021 E, Rev., 4.00%, 3/15/2042	2,000	1,756
Series 2020A, Rev., 4.00%, 3/15/2047	1,930	1,657
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2020A, Rev., 4.00%, 3/15/2044	1,000	869
New York State Environmental Facilities Corp.
Series 2022B, Rev., 5.00%, 9/15/2031	300	330
Series 2022B, Rev., 5.00%, 9/15/2032	400	443
Series 2022B, Rev., 5.00%, 9/15/2033	565	621
Series 2022B, Rev., 5.00%, 9/15/2034	300	328
Series 2022B, Rev., 5.00%, 9/15/2035	1,000	1,086
Series 2022B, Rev., 5.00%, 9/15/2036	950	1,018
Series 2022B, Rev., 5.00%, 9/15/2037	635	671
New York State Thruway Authority Series J, Rev., 5.00%, 1/1/2025	5	5
New York State Thruway Authority, Junior Lien Series 2016A, Rev., 5.00%, 1/1/2025	25	25
New York State Urban Development Corp., State Sales Tax Series 2021A, Rev., 4.00%, 3/15/2046	1,000	864
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Tax Aware Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project Series 2018, Rev., AMT, 5.00%, 1/1/2031	1,000	973
New York Transportation Development Corp., Laguardia Airport Terminal C&D Redevelopment Project Series 2023, Rev., AMT, 6.00%, 4/1/2035	1,000	1,034
Port Authority of New York & New Jersey Series 222, Rev., 4.00%, 7/15/2038	100	91
Sales Tax Asset Receivable Corp., Fiscal Year 2015 Series 2015A, Rev., 5.00%, 10/15/2024 (d)	1,890	1,911
Syracuse Industrial Development Agency, Syracuse City School District Series 2019A, Rev., 4.00%, 5/1/2034	10	10
Triborough Bridge & Tunnel Authority Series 2022B, Rev., 5.00%, 5/15/2029	375	400
Utility Debt Securitization Authority Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,226
Village of Stewart Manor, Public Improvement
GO, 5.00%, 8/1/2026	20	21
GO, 4.00%, 8/1/2028	20	20
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project
Series 2021D, Rev., 2.88%, 7/1/2026 (c)	465	438
Series 2021CEFRB, Rev., 3.20%, 7/1/2028 (c)	3,025	2,763
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc., Project Series 2021A, Rev., 5.00%, 7/1/2041 (c)	1,000	796
Total New York		77,432
North Carolina — 1.2%
City of Charlotte Series 2023B, Rev., AMT, 5.00%, 7/1/2048	570	544
County of Cabarrus Series 2022A, Rev., 5.00%, 6/1/2028	1,000	1,056
County of Catawba
Rev., 5.00%, 4/1/2038	650	684
Rev., 5.00%, 4/1/2039	425	445
County of Durham Series 2023A, Rev., 5.00%, 6/1/2026	1,285	1,325
County of Wake GO, 5.00%, 4/1/2028	1,315	1,392
North Carolina Medical Care Commission, Forest at Duke, Inc. Rev., 4.00%, 9/1/2034	190	165
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — continued
North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien Rev., AGM, 5.00%, 1/1/2029	700	719
University of North Carolina at Greensboro Rev., 4.00%, 4/1/2035	10	9
Total North Carolina		6,339
North Dakota — 0.0% ^
North Dakota Building Authority Series 2020A, Rev., 5.00%, 12/1/2035	220	231
Ohio — 1.5%
Akron Bath Copley Joint Township Hospital District, Children's Hospital Medical Center of Akron Series 2022A, Rev., 5.00%, 11/15/2029	650	679
Butler County Port Authority, Community First Solutions
Series 2021A, Rev., 4.00%, 5/15/2038	110	96
Series 2021A, Rev., 4.00%, 5/15/2039	110	94
Series 2021A, Rev., 4.00%, 5/15/2040	120	102
Series 2021A, Rev., 4.00%, 5/15/2041	125	105
County of Cuyahoga, Eliza Jennings Senior Care Network Series 2022A, Rev., 5.00%, 5/15/2032	160	146
Ohio Higher Educational Facility Commission, Capital University 2022 Project
Rev., 5.00%, 9/1/2030	275	268
Rev., 5.75%, 9/1/2037	205	201
Ohio Higher Educational Facility Commission, Cleveland Institute of Music 2
Rev., 5.00%, 12/1/2027	80	79
Rev., 5.00%, 12/1/2032	100	97
Ohio Higher Educational Facility Commission, John Carroll University
Rev., 5.00%, 10/1/2028	370	376
Rev., 5.00%, 10/1/2030	425	431
Rev., 5.00%, 10/1/2031	645	654
Rev., 5.00%, 10/1/2032	700	709
Ohio Water Development Authority Series 2021A, Rev., 5.00%, 12/1/2039	1,025	1,068
Ohio Water Development Authority Water Pollution Control Loan Fund
Series 2023B, Rev., 5.00%, 12/1/2038	1,000	1,055
Series 2021A, Rev., 4.00%, 12/1/2041	1,195	1,076
State of Ohio Series 2016A, GO, 5.00%, 9/1/2025	385	394
Total Ohio		7,630
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Tax Aware Funds	17

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Oklahoma — 0.8%
Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project
Rev., 5.00%, 10/1/2025	500	507
Rev., 5.00%, 10/1/2026	500	512
Oklahoma State University Series 2021A, Rev., 4.00%, 9/1/2036	25	23
Oklahoma Turnpike Authority, Turnpike System, Second Senior Series 2017A, Rev., 5.00%, 1/1/2038	2,000	1,985
Oklahoma Water Resources Board Series 2023 C, Rev., 5.00%, 10/1/2037 (e)	810	856
Total Oklahoma		3,883
Oregon — 4.2%
City of Portland, Second Lien Sewer System Series 2014B, Rev., 4.00%, 10/1/2036	2,180	2,029
Hillsboro School District No. 1J GO, 4.00%, 6/15/2035	100	98
Hospital Facilities Authority of Multnomah County Oregon, Terwilliger Plaza, Inc.
Series 2021B-2, Rev., 0.95%, 6/1/2027	5,800	4,992
Series 2021B1, Rev., 1.20%, 6/1/2028	2,000	1,658
Oregon State Facilities Authority, Peacehealth Series 2018A, Rev., VRDO, LOC : US Bank NA, 3.00%, 11/3/2023 (b)	10,000	10,000
Salem Hospital Facility Authority, Capital Manor Project
Rev., 5.00%, 5/15/2028	155	152
Rev., 4.00%, 5/15/2029	130	121
Rev., 4.00%, 5/15/2030	190	174
Rev., 4.00%, 5/15/2031	200	182
Rev., 4.00%, 5/15/2032	185	165
Washington & Multnomah Counties School District No. 48J Beaverton Series B, GO, 5.00%, 6/15/2025	1,455	1,482
Yamhill County Hospital Authority, Friendsview Manor Series 2021A, Rev., 5.00%, 11/15/2056	210	144
Total Oregon		21,197
Pennsylvania — 2.3%
Allegheny County Airport Authority, Pittsburgh International Airport Series 2023A, Rev., AMT, AGM, 5.50%, 1/1/2043	1,500	1,534
Allegheny County Higher Education Building Authority, Chatham University
Series 2022, Rev., 5.00%, 9/1/2028	100	96
Rev., 5.00%, 9/1/2029	100	95
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
Rev., 5.00%, 9/1/2031	100	94
Bucks County Industrial Development Authority, Grand View Hospital Project Rev., 5.00%, 7/1/2036	1,225	1,035
Bucks County Water and Sewer Authority Series 2022A, Rev., AGM, 5.00%, 12/1/2039	425	438
Commonwealth Financing Authority, Tobacco Master Settlement Payment
Rev., 5.00%, 6/1/2025	630	637
Rev., 5.00%, 6/1/2026	380	386
Rev., 5.00%, 6/1/2027	500	511
Rev., 5.00%, 6/1/2028	880	905
Rev., 5.00%, 6/1/2029	380	391
County of Lancaster Series A, GO, 4.00%, 5/1/2026	15	15
Fairview School District Series A, GO, 4.00%, 2/1/2028	10	10
Health Care Facilities Authority of Sayre, Guthrie Clinic (The) Rev., (3-MONTH SOFR + 1.04%), 4.58%, 12/1/2023 (f)	995	994
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 4.00%, 9/1/2043	2,000	1,690
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges Rev., AMT, AGM, 5.00%, 12/31/2057	1,695	1,623
Pennsylvania Turnpike Commission Series 2023, Rev., 5.00%, 12/1/2038	500	508
Pennsylvania Turnpike Commission Oil Franchise Tax Series 2021B, Rev., 5.00%, 12/1/2025	165	168
Philadelphia Authority for Industrial Development, Holy Family University Rev., 5.00%, 9/1/2029	675	681
Total Pennsylvania		11,811
South Carolina — 0.0% ^
City of Charleston, Waterworks & Sewer System Rev., 5.00%, 1/1/2028	15	15
Spartanburg County Tourist Public Facilities Corp. COP, 4.00%, 4/1/2028	10	10
Total South Carolina		25
Tennessee — 3.8%
City of Clarksville Series 2021A, Rev., 4.00%, 2/1/2051	2,000	1,675
City of Knoxville Series 2021A, Rev., 4.00%, 4/1/2038	25	23
City of Memphis, Electric System Rev., 5.00%, 12/1/2026	345	358
City of Murfreesboro GO, 5.00%, 6/1/2029	725	772
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Tax Aware Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Tennessee — continued
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd Rev., 5.00%, 5/1/2037	250	255
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Green Hills Series 2020A, Rev., 4.00%, 11/1/2038	1,305	1,032
Metropolitan Nashville Airport Authority (The)
Series 2022B, Rev., AMT, 5.50%, 7/1/2038	1,500	1,554
Series 2022B, Rev., AMT, 5.25%, 7/1/2047	1,400	1,373
Tennessee Energy Acquisition Corp., Gas Project
Series 2018, Rev., 4.00%, 11/1/2025 (b)	8,000	7,826
Series 2023A-1, Rev., 5.00%, 5/1/2028 (b)	4,685	4,636
Total Tennessee		19,504
Texas — 7.2%
Aledo Independent School District
GO, PSF-GTD, 5.00%, 2/15/2042	500	513
GO, PSF-GTD, 5.00%, 2/15/2043	2,600	2,658
GO, PSF-GTD, 5.00%, 2/15/2048	2,000	2,022
Allen Independent School District GO, PSF-GTD, 5.00%, 2/15/2026 (d)	1,770	1,816
Bexar County Hospital District GO, 4.00%, 2/15/2035	10	10
Bryan Independent School District GO, PSF-GTD, 4.00%, 2/15/2032	1,000	996
City of Austin, Airport System Rev., AMT, 5.00%, 11/15/2034	1,500	1,524
City of Houston, Airport System Series 2021A, Rev., AMT, 5.00%, 7/1/2032	950	972
City of Houston, Combined Utility System, Junior Lien Series 2002A, Rev., AGM, 5.75%, 12/1/2032 (d)	5,550	6,430
City of Mesquite, Waterworks & Sewer System
Rev., 5.00%, 3/1/2029	655	690
Rev., 5.00%, 3/1/2035	1,000	1,065
Clifton Higher Education Finance Corp., IDEA Public Schools Series 2021 T, Rev., PSF-GTD, 5.00%, 8/15/2030	460	491
County of El Paso GO, 5.00%, 2/15/2032	1,490	1,538
County of Tarrant GO, 5.00%, 7/15/2033	500	538
Crowley Independent School District
GO, PSF-GTD, 4.25%, 2/1/2053	500	430
GO, PSF-GTD, 5.25%, 2/1/2053	500	517
Denton Independent School District GO, PSF-GTD, 5.00%, 8/15/2030	460	490
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
Irving Independent School District
Series 2023, GO, PSF-GTD, 5.00%, 2/15/2037	1,000	1,059
Series 2023, GO, PSF-GTD, 5.00%, 2/15/2039	1,000	1,039
McKinney Independent School District GO, PSF-GTD, 5.00%, 2/15/2033	2,650	2,835
New Hope Cultural Education Facilities Finance Corp, Outlook at Windhaven Forefront Living Series 2022B-3, Rev., 4.25%, 10/1/2026	325	314
New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project Rev., 4.00%, 1/1/2037	100	74
Newark Higher Education Finance Corp., The Hughen Center, Inc.
Series 2022A, Rev., PSF-GTD, 5.00%, 8/15/2037	250	262
Series 2022A, Rev., PSF-GTD, 5.00%, 8/15/2042	340	348
North Texas Tollway Authority System, First Tier Series 2023 A, Rev., 5.00%, 1/1/2026 (e)	1,000	1,023
North Texas Tollway Authority, First Tier
Series A, Rev., 5.00%, 1/1/2026	10	10
Series A, Rev., 5.00%, 1/1/2030	360	367
North Texas Tollway Authority, North Texas Tollway System Series A, Rev., 5.00%, 1/1/2035	600	610
North Texas Tollway Authority, Second Tier Series B, Rev., 5.00%, 1/1/2030	400	405
Plano Independent School District, Unlimited Tax GO, 5.00%, 2/15/2041	600	620
Round Rock Independent School District GO, 5.00%, 8/1/2029	115	120
San Antonio Education Facilities Corp., Hallmark University Project Series 2021A, Rev., 5.00%, 10/1/2041	200	154
Taylor Independent School District GO, PSF-GTD, 5.00%, 2/15/2026 (d)	1,150	1,180
Texas Water Development Board Series 2018B, Rev., 5.00%, 10/15/2029	1,000	1,055
Trinity River Authority Rev., 5.00%, 2/1/2038	300	313
Trinity River Authority, Walker-Calloway System
Rev., 5.00%, 2/1/2027	290	300
Rev., 5.00%, 2/1/2028	305	319
Rev., 5.00%, 2/1/2029	320	333
Rev., 5.00%, 2/1/2030	340	353
Rev., 5.00%, 2/1/2031	355	369
Tyler Independent School District GO, PSF-GTD, 5.00%, 2/15/2028	175	182
Total Texas		36,344
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Tax Aware Funds	19

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Utah — 1.4%
City of Salt Lake City Series 2018A, Rev., AMT, 5.00%, 7/1/2029	2,000	2,033
County of Utah, IHC Health Services, Inc. Series 2018C, Rev., VRDO, LIQ : TD Bank NA, 2.70%, 11/3/2023 (b)	2,465	2,465
Military Installation Development Authority, Tax Allocation Series 2021A-2, Rev., 4.00%, 6/1/2036	100	79
Military Installation Development Authority, Tax Allocation and Hotel Tax Series 2021A-1, Rev., 4.00%, 6/1/2036	100	79
Utah Charter School Finance Authority, Wallace Stegner Academy
Series 2022A, Rev., 5.25%, 6/15/2032 (c)	500	475
Series 2022A, Rev., 5.63%, 6/15/2042 (c)	805	725
Utah Infrastructure Agency
Rev., 5.00%, 10/15/2027	100	100
Rev., 5.00%, 10/15/2032	100	99
Utah Infrastructure Agency Tax-Exempt Telecommunications
Rev., 4.00%, 10/15/2031	500	465
Rev., 4.00%, 10/15/2033	525	476
Total Utah		6,996
Virginia — 0.1%
Henrico County Economic Development Authority, Westminster-Canterbury Corp. Rev., 4.00%, 10/1/2040	330	273
Washington — 5.0%
King County School District No. 403 Renton, Unlimited Tax GO, 4.00%, 12/1/2039	4,610	4,150
Port of Seattle, Intermediate Lien
Series B, Rev., 5.00%, 3/1/2033	3,750	3,764
Series 2022B, Rev., AMT, 5.00%, 8/1/2033	2,830	2,906
Series B, Rev., 5.00%, 3/1/2034	1,000	1,003
Series 2022B, Rev., AMT, 4.00%, 8/1/2047	600	474
State of Washington
Series R-2022A, GO, 4.00%, 2/1/2036	4,335	4,159
Series 2023C, GO, 5.00%, 6/1/2041	2,000	2,076
State of Washington Motor Vehicle Fuel Tax Series 2024 B, GO, 5.00%, 6/1/2045	2,000	2,042
State of Washington, Various Purpose General Obligation Series 2022C, GO, 5.00%, 2/1/2042	2,000	2,058
Washington Health Care Facilities Authority, Providence St. Joseph Health Series 2018B, Rev., 5.00%, 10/1/2025	1,250	1,263
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued
Washington State Housing Finance Commission, Bitter Lake Village Associates 1 LP Rev., VRDO, LOC : Federal National Mortgage Association, 3.84%, 11/9/2023 (b)	250	250
Washington State Housing Finance Commission, Rockwood Retirement Communities Project Series 2020A, Rev., 5.00%, 1/1/2041 (c)	1,415	1,079
Total Washington		25,224
Wisconsin — 1.4%
Public Finance Authority, Ascend Leadership Academy Project Series 2021A, Rev., 5.00%, 6/15/2041 (c)	130	102
Public Finance Authority, Carmelite System, Inc. (The) Rev., 3.25%, 1/1/2029	860	770
Public Finance Authority, Coral Academy of Science
Series 2021A, Rev., 4.00%, 7/1/2030	305	281
Series 2021A, Rev., 4.00%, 7/1/2041	500	379
Public Finance Authority, Eastern Michigan University Student Housing Project Series 2022A-1, Rev., 5.25%, 7/1/2033	500	538
Public Finance Authority, The Franklin School of Innovation Rev., 5.00%, 1/1/2042 (c)	105	86
Public Finance Authority, Triad Educational Services, Inc.
Rev., 5.00%, 6/15/2032	360	348
Series 2021A, Rev., 4.00%, 6/15/2041	280	212
Rev., 5.00%, 6/15/2042	380	327
Public Finance Authority, Triad Math & Science Academy Co.
Series 2021A, Rev., 4.00%, 6/15/2024	340	337
Series 2021A, Rev., 4.00%, 6/15/2026	370	356
Series 2021A, Rev., 4.00%, 6/15/2028	400	376
Series 2021A, Rev., 4.00%, 6/15/2030	435	398
Public Finance Authority, Viticus Group Project
Series 2022A, Rev., 4.00%, 12/1/2031 (c)	100	86
Series 2022A, Rev., 4.00%, 12/1/2041 (c)	290	215
Wisconsin Department of Transportation Series 2017 1, Rev., 5.00%, 7/1/2025	2,000	2,041
Wisconsin Health & Educational Facilities Authority, Marquette University Rev., 5.00%, 10/1/2032	400	413
Total Wisconsin		7,265
Total Municipal Bonds (Cost $490,842)		464,465
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Tax Aware Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 7.1%
Investment Companies — 7.1%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.79% (g) (h) (Cost $35,872)	35,872	35,872
Total Investments — 98.7% (Cost $526,714)		500,337
Other Assets Less Liabilities — 1.3%		6,828
NET ASSETS — 100.0%		507,165

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
CR	Custodial Receipts
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of October 31, 2023.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Security is prerefunded or escrowed to maturity.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2023.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of October 31, 2023.
Futures contracts outstanding as of October 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 5 Year Note	63	12/29/2023	USD	6,582	(120)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Tax Aware Funds	21

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
Centrally Cleared Inflation-linked swap contracts outstanding as of October 31, 2023 (amounts in thousands):

FLOATING RATE INDEX(a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) $	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CPI-U at termination	2.33% at termination	Receive	10/11/2025	USD45,872	—	185	185
CPI-U at termination	2.39% at termination	Receive	9/5/2025	USD8,434	17	18	35
CPI-U at termination	2.46% at termination	Receive	8/8/2026	USD11,251	—	48	48
CPI-U at termination	2.49% at termination	Receive	9/5/2028	USD61,611	41	363	404
CPI-U at termination	2.50% at termination	Receive	9/6/2028	USD35,658	—	203	203
CPI-U at termination	2.53% at termination	Receive	9/5/2033	USD12,048	(18)	174	156
CPI-U at termination	2.55% at termination	Receive	9/6/2033	USD6,169	—	71	71
CPI-U at termination	2.59% at termination	Receive	7/24/2033	USD12,390	20	96	116
CPI-U at termination	2.60% at termination	Receive	7/25/2033	USD17,507	5	144	149
CPI-U at termination	2.61% at termination	Receive	7/24/2033	USD31,070	5	250	255
CPI-U at termination	2.66% at termination	Receive	9/21/2033	USD5,597	1	15	16
					71	1,567	1,638
CPI-U at termination	2.58% at termination	Receive	9/14/2026	USD16,502	1	(1)	— (b)
CPI-U at termination	2.59% at termination	Receive	10/23/2025	USD47,731	(57)	(31)	(88)
CPI-U at termination	2.59% at termination	Receive	10/23/2026	USD45,471	(81)	(29)	(110)
CPI-U at termination	2.60% at termination	Receive	10/24/2025	USD9,630	—	(19)	(19)
CPI-U at termination	2.61% at termination	Receive	9/21/2026	USD29,170	(33)	1	(32)
CPI-U at termination	2.63% at termination	Receive	10/24/2025	USD31,997	—	(85)	(85)
CPI-U at termination	2.68% at termination	Receive	10/23/2028	USD22,184	(34)	(50)	(84)
					(204)	(214)	(418)
					(133)	1,353	1,220

Abbreviations
CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar

(a)	Value of floating rate index at October 31, 2023 was as follows:
(b)	Amount rounds to less than one thousand.

FLOATING RATE INDEX	VALUE
CPI-U	3.08%
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of October 31, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.41-V1	5.00	Quarterly	12/20/2028	5.16	USD9,950	(91)	95	4

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Tax Aware Funds	October 31, 2023

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Tax Aware Funds	23

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2023
(Amounts in thousands, except per share amounts)

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$794,090	$464,465
Investments in affiliates, at value	8,989	35,872
Cash	60	30
Deposits at broker for futures contracts	—	97
Deposits at broker for centrally cleared swaps	—	12,827
Receivables:
Investment securities sold	2,973	225
Investment securities sold — delayed delivery securities	—	20
Fund shares sold	486	171
Interest from non-affiliates	—	6,332
Dividends from non-affiliates	747	—
Dividends from affiliates	1	114
Total Assets	807,346	520,153
LIABILITIES:
Payables:
Investment securities purchased	—	1,024
Investment securities purchased — delayed delivery securities	—	10,368
Fund shares redeemed	7,213	1,047
Variation margin on futures contracts	—	5
Variation margin on centrally cleared swaps	—	284
Accrued liabilities:
Investment advisory fees	234	105
Administration fees	46	3
Distribution fees	19	22
Service fees	58	34
Custodian and accounting fees	5	—
Other	89	96
Total Liabilities	7,664	12,988
Net Assets	$799,682	$507,165
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Tax Aware Funds	October 31, 2023

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$134,272	$645,791
Total distributable earnings (loss)	665,410	(138,626)
Total Net Assets	$799,682	$507,165
Net Assets:
Class A	$42,434	$89,954
Class C	14,586	4,493
Class I	485,516	307,086
Class R6	257,146	105,632
Total	$799,682	$507,165
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,142	10,050
Class C	404	503
Class I	12,937	34,213
Class R6	6,850	11,777
Net Asset Value (a):
Class A — Redemption price per share	$37.16	$8.95
Class C — Offering price per share (b)	36.17	8.93
Class I — Offering and redemption price per share	37.53	8.98
Class R6 — Offering and redemption price per share	37.53	8.97
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$39.22	$9.30
Cost of investments in non-affiliates	$301,138	$490,842
Cost of investments in affiliates	8,987	35,872
Net upfront receipts on centrally cleared swaps	—	(224)

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Tax Aware Funds	25

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023
(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$18,606
Interest income from affiliates	—	— (a)
Dividend income from non-affiliates	12,015	—
Dividend income from affiliates	472	975
Total investment income	12,487	19,581
EXPENSES:
Investment advisory fees	3,097	1,950
Administration fees	664	418
Distribution fees:
Class A	98	238
Class C	117	39
Service fees:
Class A	98	238
Class C	39	13
Class I	1,348	945
Custodian and accounting fees	30	138
Interest expense to affiliates	—	3
Professional fees	63	105
Trustees’ and Chief Compliance Officer’s fees	29	28
Printing and mailing costs	92	42
Registration and filing fees	76	103
Transfer agency fees (See Note 2.I.)	18	10
Other	19	19
Total expenses	5,788	4,289
Less fees waived	(954)	(1,620)
Less expense reimbursements	(6)	(2)
Net expenses	4,828	2,667
Net investment income (loss)	7,659	16,914

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Tax Aware Funds	October 31, 2023

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$223,139	$(13,755)
Investments in affiliates	2	(5)
Futures contracts	—	(150)
Swaps	—	299
Net realized gain (loss)	223,141	(13,611)
Distribution of capital gains received from investment company affiliates	—	2
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(123,853)	10,092
Investments in affiliates	4	(4)
Futures contracts	—	(120)
Swaps	—	(2,437)
Change in net unrealized appreciation/depreciation	(123,849)	7,531
Net realized/unrealized gains (losses)	99,292	(6,078)
Change in net assets resulting from operations	$106,951	$10,836
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Tax Aware Funds	27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,659	$7,374	$16,914	$9,947
Net realized gain (loss)	223,141	94,204	(13,611)	2,561
Distributions of capital gains received from investment company affiliates	—	—	2	1
Change in net unrealized appreciation/depreciation	(123,849)	(321,486)	7,531	(57,136)
Change in net assets resulting from operations	106,951	(219,908)	10,836	(44,627)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,912)	(5,888)	(2,668)	(1,380)
Class C	(1,155)	(2,555)	(118)	(72)
Class I	(46,113)	(108,264)	(11,408)	(7,608)
Class R6	(29,465)	(73,207)	(2,501)	(895)
Total distributions to shareholders	(79,645)	(189,914)	(16,695)	(9,955)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(293,042)	35,927	(49,799)	51,571
NET ASSETS:
Change in net assets	(265,736)	(373,895)	(55,658)	(3,011)
Beginning of period	1,065,418	1,439,313	562,823	565,834
End of period	$799,682	$1,065,418	$507,165	$562,823
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Tax Aware Funds	October 31, 2023

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,632	$12,257	$41,422	$49,207
Distributions reinvested	2,904	5,801	2,473	1,199
Cost of shares redeemed	(10,964)	(8,437)	(29,525)	(62,521)
Change in net assets resulting from Class A capital transactions	2,572	9,621	14,370	(12,115)
Class C
Proceeds from shares issued	2,263	4,553	1,331	3,232
Distributions reinvested	1,130	2,496	105	64
Cost of shares redeemed	(4,674)	(5,064)	(3,113)	(3,545)
Change in net assets resulting from Class C capital transactions	(1,281)	1,985	(1,677)	(249)
Class I
Proceeds from shares issued	85,408	189,928	221,642	371,668
Distributions reinvested	45,299	106,211	7,499	4,272
Cost of shares redeemed	(294,718)	(267,812)	(335,369)	(349,501)
Change in net assets resulting from Class I capital transactions	(164,011)	28,327	(106,228)	26,439
Class R6
Proceeds from shares issued	21,196	49,338	111,066	57,291
Distributions reinvested	29,311	72,864	1,137	678
Cost of shares redeemed	(180,829)	(126,208)	(68,467)	(20,473)
Change in net assets resulting from Class R6 capital transactions	(130,322)	(4,006)	43,736	37,496
Total change in net assets resulting from capital transactions	$(293,042)	$35,927	$(49,799)	$51,571
SHARE TRANSACTIONS:
Class A
Issued	289	308	4,463	5,082
Reinvested	83	131	267	126
Redeemed	(308)	(215)	(3,183)	(6,545)
Change in Class A Shares	64	224	1,547	(1,337)
Class C
Issued	64	116	144	330
Reinvested	33	58	11	7
Redeemed	(131)	(129)	(336)	(368)
Change in Class C Shares	(34)	45	(181)	(31)
Class I
Issued	2,321	4,762	23,771	38,920
Reinvested	1,286	2,393	807	448
Redeemed	(8,040)	(6,510)	(36,041)	(36,763)
Change in Class I Shares	(4,433)	645	(11,463)	2,605
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Tax Aware Funds	29

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
SHARE TRANSACTIONS: (continued)
Class R6
Issued	573	1,220	11,932	6,022
Reinvested	833	1,642	123	71
Redeemed	(5,092)	(3,068)	(7,389)	(2,152)
Change in Class R6 Shares	(3,686)	(206)	4,666	3,941
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Tax Aware Funds	October 31, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Tax Aware Equity Fund
Class A
Year Ended October 31, 2023	$35.92	$0.17	$3.90	$4.07	$(0.20)	$(2.63)	$(2.83)
Year Ended October 31, 2022	49.77	0.08	(7.30)	(7.22)	(0.07)	(6.56)	(6.63)
Year Ended October 31, 2021	40.37	0.02	14.90	14.92	(0.04)	(5.48)	(5.52)
Year Ended October 31, 2020	36.83	0.17	5.79	5.96	(0.18)	(2.24)	(2.42)
Year Ended October 31, 2019	33.50	0.23	4.28	4.51	(0.25)	(0.93)	(1.18)
Class C
Year Ended October 31, 2023	35.04	(0.01)	3.80	3.79	(0.03)	(2.63)	(2.66)
Year Ended October 31, 2022	48.84	(0.12)	(7.12)	(7.24)	—	(6.56)	(6.56)
Year Ended October 31, 2021	39.86	(0.20)	14.66	14.46	—	(5.48)	(5.48)
Year Ended October 31, 2020	36.42	(0.02)	5.74	5.72	(0.04)	(2.24)	(2.28)
Year Ended October 31, 2019	33.17	0.07	4.22	4.29	(0.11)	(0.93)	(1.04)
Class I
Year Ended October 31, 2023	36.24	0.32	3.94	4.26	(0.34)	(2.63)	(2.97)
Year Ended October 31, 2022	50.15	0.24	(7.36)	(7.12)	(0.23)	(6.56)	(6.79)
Year Ended October 31, 2021	40.64	0.20	15.00	15.20	(0.21)	(5.48)	(5.69)
Year Ended October 31, 2020	37.05	0.32	5.84	6.16	(0.33)	(2.24)	(2.57)
Year Ended October 31, 2019	33.67	0.40	4.28	4.68	(0.37)	(0.93)	(1.30)
Class R6
Year Ended October 31, 2023	36.25	0.36	3.93	4.29	(0.38)	(2.63)	(3.01)
Year Ended October 31, 2022	50.16	0.29	(7.37)	(7.08)	(0.27)	(6.56)	(6.83)
Year Ended October 31, 2021	40.64	0.25	15.00	15.25	(0.25)	(5.48)	(5.73)
Year Ended October 31, 2020	37.06	0.37	5.82	6.19	(0.37)	(2.24)	(2.61)
Year Ended October 31, 2019	33.68	0.38	4.33	4.71	(0.40)	(0.93)	(1.33)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Tax Aware Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$37.16	11.88%	$42,434	0.94%	0.46%	0.96%	10%
35.92	(16.96)	38,736	0.95	0.21	0.96	31
49.77	40.69	42,525	0.94	0.05	0.95	21
40.37	16.96	29,515	0.95	0.45	0.96	19
36.83	13.99	25,640	0.96	0.67	0.98	14

36.17	11.35	14,586	1.44	(0.04)	1.47	10
35.04	(17.38)	15,356	1.45	(0.30)	1.46	31
48.84	39.96	19,177	1.44	(0.45)	1.45	21
39.86	16.40	12,499	1.45	(0.05)	1.46	19
36.42	13.42	11,345	1.44	0.19	1.46	14

37.53	12.34	485,516	0.55	0.87	0.71	10
36.24	(16.63)	629,462	0.55	0.60	0.71	31
50.15	41.22	838,765	0.55	0.45	0.70	21
40.64	17.47	634,799	0.55	0.85	0.71	19
37.05	14.45	586,825	0.55	1.16	0.71	14

37.53	12.44	257,146	0.44	0.97	0.46	10
36.25	(16.53)	381,864	0.44	0.70	0.46	31
50.16	41.39	538,846	0.44	0.56	0.45	21
40.64	17.57	497,260	0.44	0.98	0.45	19
37.06	14.55	650,680	0.44	1.08	0.46	14
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Tax Aware Funds	33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Tax Aware Real Return Fund
Class A
Year Ended October 31, 2023	$9.06	$0.26	$(0.11)	$0.15	$(0.26)
Year Ended October 31, 2022	9.94	0.14	(0.88)	(0.74)	(0.14)
Year Ended October 31, 2021	9.11	0.13	0.84	0.97	(0.14)
Year Ended October 31, 2020	9.25	0.18	(0.13)	0.05	(0.19)
Year Ended October 31, 2019	9.19	0.22	0.07	0.29	(0.23)
Class C
Year Ended October 31, 2023	9.04	0.21	(0.11)	0.10	(0.21)
Year Ended October 31, 2022	9.92	0.09	(0.87)	(0.78)	(0.10)
Year Ended October 31, 2021	9.09	0.08	0.84	0.92	(0.09)
Year Ended October 31, 2020	9.23	0.14	(0.14)	— (d)	(0.14)
Year Ended October 31, 2019	9.17	0.17	0.07	0.24	(0.18)
Class I
Year Ended October 31, 2023	9.09	0.29	(0.12)	0.17	(0.28)
Year Ended October 31, 2022	9.97	0.17	(0.88)	(0.71)	(0.17)
Year Ended October 31, 2021	9.13	0.16	0.84	1.00	(0.16)
Year Ended October 31, 2020	9.27	0.20	(0.13)	0.07	(0.21)
Year Ended October 31, 2019	9.21	0.24	0.07	0.31	(0.25)
Class R6
Year Ended October 31, 2023	9.08	0.30	(0.12)	0.18	(0.29)
Year Ended October 31, 2022	9.96	0.18	(0.88)	(0.70)	(0.18)
Year Ended October 31, 2021	9.13	0.17	0.83	1.00	(0.17)
Year Ended October 31, 2020	9.27	0.23	(0.15)	0.08	(0.22)
Year Ended October 31, 2019	9.21	0.25	0.07	0.32	(0.26)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Tax Aware Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$8.95	1.60%	$89,954	0.69%	2.83%	1.01%	60%
9.06	(7.46)	77,066	0.74	1.48	1.00	68
9.94	10.68	97,845	0.75	1.33	1.01	7
9.11	0.57	35,094	0.75	1.96	1.01	12
9.25	3.14	39,846	0.76	2.32	0.99	4

8.93	1.08	4,493	1.19	2.31	1.52	60
9.04	(7.93)	6,183	1.24	0.98	1.50	68
9.92	10.17	7,095	1.25	0.84	1.51	7
9.09	0.04	2,859	1.25	1.50	1.51	12
9.23	2.60	8,353	1.26	1.85	1.48	4

8.98	1.84	307,086	0.44	3.06	0.75	60
9.09	(7.20)	415,000	0.49	1.74	0.75	68
9.97	11.04	429,314	0.50	1.61	0.76	7
9.13	0.82	214,709	0.50	2.24	0.75	12
9.27	3.38	384,626	0.51	2.58	0.73	4

8.97	1.95	105,632	0.34	3.20	0.51	60
9.08	(7.11)	64,574	0.39	1.90	0.50	68
9.96	11.04	31,580	0.40	1.76	0.51	7
9.13	0.92	22,231	0.40	2.48	0.49	12
9.27	3.49	316,009	0.41	2.70	0.48	4
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Tax Aware Funds	35

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Tax Aware Equity Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Tax Aware Real Return Fund	Class A, Class C, Class I and Class R6	Diversified
The investment objective of JPMorgan Tax Aware Equity Fund (“Tax Aware Equity Fund”) is to seek to provide high after-tax total return from a portfolio of selected equity securities.
The investment objective of JPMorgan Tax Aware Real Return Fund (“Tax Aware Real Return Fund”) is to seek to maximize after-tax inflation protected return.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

36	J.P. Morgan Tax Aware Funds	October 31, 2023

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Swaps are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Tax Aware Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$803,079	$—	$—	$803,079

(a)	Please refer to the SOI for specifics of portfolio holdings.

Tax Aware Real Return Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$464,465	$—	$464,465
Short-Term Investments
Investment Companies	35,872	—	—	35,872
Total Investments in Securities	$35,872	$464,465	$—	$500,337
Appreciation in Other Financial Instruments
Swaps	$—	$1,663	$—	$1,663
Depreciation in Other Financial Instruments
Futures Contracts	(120)	—	—	(120)
Swaps	—	(215)	—	(215)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(120)	$1,448	$—	$1,328
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of October 31, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

October 31, 2023	J.P. Morgan Tax Aware Funds	37

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Tax Aware Real Return Fund purchased when-issued securities, including To-Be-Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
Tax Aware Real Return Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of October 31, 2023, which are shown as a Receivable for Investment securities sold - delayed delivery securities and a Payable for Investment securities purchased - delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at October 31, 2023 are detailed on the SOIs, if any.
D. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
The Funds did not lend out any securities during the year ended October 31, 2023.

38	J.P. Morgan Tax Aware Funds	October 31, 2023

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Tax Aware Equity Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (a) (b)	$29,645	$161,934	$182,596	$2	$4	$8,989	8,986	$472	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.

Tax Aware Real Return Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.79% (a) (b)	$46,363	$386,942	$397,424	$(5)	$(4)	$35,872	35,872	$975	$2

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
F. Futures Contracts — Tax Aware Real Return Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

October 31, 2023	J.P. Morgan Tax Aware Funds	39

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
G. Swaps — Tax Aware Real Return Fund engaged in various swap transactions to manage interest rate (e.g., duration, yield curve) and inflation risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is reported as Deposits at broker for centrally cleared swaps on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/ depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
Inflation-Linked Swaps
Tax Aware Real Return Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.
(1) Summary of Derivatives Information —The following tables present the value of derivatives held as of October 31, 2023, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
Tax Aware Real Return Fund
Interest Rate Risk Exposure:
Swaps at Value (Assets) *	$1,638
Unrealized Depreciation on Futures Contracts **	(120)
Swaps at Value (Liabilities) *	(418)
Credit Risk Exposure:
Swaps at Value (Assets) *	4
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts **	(120)
Swaps at Value *	1,224

*	Includes the fair value of centrally cleared swap contracts as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
**	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2023, by primary underlying risk exposure:
Tax Aware Real Return Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Interest Rate Risk Exposure:
Futures Contracts	$(150)
Swap Contracts	2,215
Credit Exposure Risk:
Swap Contracts	(1,916)

40	J.P. Morgan Tax Aware Funds	October 31, 2023

Tax Aware Real Return Fund
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Interest Rate Risk Exposure:
Futures Contracts	$(120)
Swap Contracts	(3,297)
Credit Exposure Risk:
Swap Contracts	860
Derivatives Volume
The table below discloses the volume of the Fund’s futures contracts and swaps activity during the year ended October 31, 2023.
Tax Aware Real Return Fund
Futures Contracts:
Average Notional Balance Long	$7,088
Average Notional Balance Short	(2,979)
Ending Notional Balance Long	6,582
Interest Rate-Related Swaps :
Average Notional Balance - Pays Fixed Rate	441,220
Ending Notional Balance - Pays Fixed Rate	450,292
Credit Default Swaps:
Average Notional Balance - Buy Protection	19,135
Ending Notional Balance - Buy Protection	9,950
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2023 are as follows:
	Class A	Class C	Class I	Class R6	Total
Tax Aware Equity Fund
Transfer agency fees	$1	$1	$12	$4	$18
Tax Aware Real Return Fund
Transfer agency fees	3	1	4	2	10

October 31, 2023	J.P. Morgan Tax Aware Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of October 31, 2023, no liability for Federal income tax is required in the Funds'  financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, remain subject to examination by the Internal Revenue Service.
K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly for Tax Aware Equity Fund and declared and paid at least monthly for Tax Aware Real Return Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Tax Aware Equity Fund	$50,033	$—	$(50,033)
Tax Aware Real Return Fund	—	(8)	8
The reclassifications for the Funds relate primarily to tax adjustments on certain investments and tax equalization.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.35% of each Fund’s respective average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended October 31, 2023, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of each Fund do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

42	J.P. Morgan Tax Aware Funds	October 31, 2023

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Tax Aware Equity Fund	$12	$—
Tax Aware Real Return Fund	3	—
D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I
Tax Aware Equity Fund	0.25%	0.25%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.25
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R6
Tax Aware Equity Fund	n/a	n/a	0.55%	0.44%
Tax Aware Real Return Fund	0.70%	1.20%	0.45	0.35
The expense limitation agreements were in effect for the year ended October 31, 2023 and the contractual expense limitation percentages in the table above are in place until at least February 29, 2024.
For the year ended October 31, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Tax Aware Equity Fund	$105	$70	$766	$941	$4
Tax Aware Real Return Fund	518	345	715	1,578	—
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

October 31, 2023	J.P. Morgan Tax Aware Funds	43

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2023 were as follows:

Tax Aware Equity Fund	$13
Tax Aware Real Return Fund	42
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended October 31, 2023 the amount of these reimbursements were as follows:

Tax Aware Equity Fund	$2
Tax Aware Real Return Fund	2
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended October 31, 2023, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended October 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$91,495	$437,883
Tax Aware Real Return Fund	329,078	296,550
During the year ended October 31, 2023, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$311,398	$492,762	$1,081	$491,681
Tax Aware Real Return Fund	526,355	2,014	26,928	(24,914)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

44	J.P. Morgan Tax Aware Funds	October 31, 2023

The tax character of distributions paid during the year ended October 31, 2023 was as follows:
	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$8,184	$—	$71,461	$79,645
Tax Aware Real Return Fund	675	16,020	—	16,695

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended October 31, 2022 was as follows:
	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$6,939	$—	$182,975	$189,914
Tax Aware Real Return Fund	5	9,950	—	9,955

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of October 31, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Tax exempt income	Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$609	$173,187	$—	$491,681
Tax Aware Real Return Fund	—	(113,844)	201	(24,914)
The cumulative timing differences primarily consist of wash sale loss deferrals.
At October 31, 2023, the following Fund had net capital loss carryforwards, which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$90,129	$23,715
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended October 31, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.

October 31, 2023	J.P. Morgan Tax Aware Funds	45

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2023.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended October 31, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of October 31, 2023, the Funds had individual shareholder and/or affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Tax Aware Equity Fund	1	46.0%	1	28.5%
Tax Aware Real Return Fund	1	10.1	3	47.3
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds are subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates.  If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  The Funds invest in variable and floating rate loans and other variable and floating rate securities. Although these investments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.  The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Funds are subject to credit risk.  The Fund’s investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Funds’ investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.  Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e. the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Tax Aware Real Return Fund invests primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer's ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers' ratings and the Fund's ability to collect principal and interest, in the event of an issuer's default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.
LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or

46	J.P. Morgan Tax Aware Funds	October 31, 2023

prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Subsequent Events
On November 15, 2023, the Board approved the liquidation of Tax Aware Equity Fund, which occurred on December 19, 2023.

October 31, 2023	J.P. Morgan Tax Aware Funds	47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 21, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

48	J.P. Morgan Tax Aware Funds	October 31, 2023

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	170	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	170	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	170	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	170
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	170	None

October 31, 2023	J.P. Morgan Tax Aware Funds	49

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	170	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	170
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	170
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	170	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	170	None

50	J.P. Morgan Tax Aware Funds	October 31, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	170
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	170	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	170	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (170 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

October 31, 2023	J.P. Morgan Tax Aware Funds	51

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

52	J.P. Morgan Tax Aware Funds	October 31, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

October 31, 2023	J.P. Morgan Tax Aware Funds	53

OFFICERS
(Unaudited) (continued)
Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

54	J.P. Morgan Tax Aware Funds	October 31, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2023, and continued to hold your shares at the end of the reporting period, October 31, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,027.50	$4.80	0.94%
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,025.30	7.40	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class I
Actual	1,000.00	1,029.70	2.81	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class R6
Actual	1,000.00	1,030.30	2.25	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
JPMorgan Tax Aware Real Return Fund
Class A
Actual	1,000.00	969.30	3.42	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class C
Actual	1,000.00	966.80	5.90	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class I
Actual	1,000.00	970.60	2.19	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

October 31, 2023	J.P. Morgan Tax Aware Funds	55

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Aware Real Return Fund (continued)
Class R6
Actual	$1,000.00	$971.10	$1.69	0.34%
Hypothetical	1,000.00	1,023.49	1.73	0.34

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

56	J.P. Morgan Tax Aware Funds	October 31, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

October 31, 2023	J.P. Morgan Tax Aware Funds	57

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year, and at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings June 20-21, 2023 and August 8-10, 2023, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 10, 2023.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Funds, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund, including personnel changes, if any;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for each Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;

58	J.P. Morgan Tax Aware Funds	October 31, 2023

•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Funds;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.
The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Funds.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain fair and reasonable relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the

October 31, 2023	J.P. Morgan Tax Aware Funds	59

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about each Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds’ selected shares classes with the same Broadridge investment classification and objective (the “Universe”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge methodology for selecting mutual funds in each Fund’s Universe and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Tax Aware Equity Fund’s performance for Class A and Class I shares was in the fourth, first and second quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that performance for Class R6 shares was in the fourth and first quintiles of the Universe for the one- and three-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Tax Aware Real Return Fund’s performance for Class A, Class I and Class R6 shares was in the first quintile of the Universe for the one-, three- and five-year periods ended December 31, 2022.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds’ selected share classes in the Universe, as well as a subset of funds within the Universe (the “Peer Group”).  The

60	J.P. Morgan Tax Aware Funds	October 31, 2023

Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Tax Aware Equity Fund’s net advisory fee for Class A shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe. The Trustees noted that both the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and
Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.

October 31, 2023	J.P. Morgan Tax Aware Funds	61

62

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
The Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2023:
Dividends Received Deduction
JPMorgan Tax Aware Equity Fund	100.00%
Long Term Capital Gain
The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2023:
Long-Term Capital Gain Distribution
JPMorgan Tax Aware Equity Fund	$121,494 *

*
The Fund will deduct an additional $173,187, or amounts as finally determined, of Long-Term Capital Gain distributions on its
October 31, 2023 tax return and on its final tax return for the period ended December 19, 2023, the fund will deduct $566,240, or amounts as finally determined, of Long-Term Capital Gain
distributions.

Qualified Dividend Income (QDI)
The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions  treated as qualified dividends for the fiscal year ended October 31, 2023:
Qualified Dividend Income
JPMorgan Tax Aware Equity Fund	$8,184
Tax Exempt Income
The Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended October 31, 2023:
Exempt Distributions Paid
JPMorgan Tax Aware Real Return Fund	$16,020

October 31, 2023	J.P. Morgan Tax Aware Funds	63

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

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THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. October 2023.
AN-TA-1023

Annual Report
J.P. Morgan Funds
October 31, 2023
JPMorgan Global Allocation Fund
JPMorgan Income Builder Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
December 14, 2023 (Unaudited)
Dear Shareholder,
While the U.S. economy generally performed well this year, global economic growth has been uneven in the face of elevated interest rates and heightened geopolitical tensions. Equity markets largely outperformed fixed income markets for the twelve months ended October 31, 2023, though rising yields lifted investor demand for certain types of bonds.

"The strong performance of financial
markets in 2023 created wider
differences in equity valuations that
may provide attractive opportunities
for investors. Additionally, interest
rate reductions next year could
benefit high-quality fixed income
investments.”
— Brian S. Shlissel

Inflationary pressures have receded sufficiently so far that the U.S. Federal Reserve declined to raise interest rates since September 2023 and signaled it may reduce rates three times in 2024. Both the European Central Bank and the Bank of England also declined to raise interest rates in the third quarter of 2023. Financial markets largely responded positively to the central banks’ policy stances, though the view that interest rates could remain “higher for longer” appeared to temper investor optimism.
Overall, corporate earnings and revenues within developed markets generally continued to grow through the first three quarters of 2023, though certain surveys indicated many businesses anticipate demand to slow next year. Emerging markets experienced a wider dispersion in economic performance and corporate results, partly due to slower economic growth in China, post-pandemic changes to global supply chains and elevated debt servicing costs.
While some assert that the risk of economic recession has receded in 2023, the risk remains. China’s struggling property sector could further undermine economic growth and spill over to certain commodity exporting nations. Additionally, there is no clear timing with regard to the resolution of the war in Ukraine, which continues to impact global energy and grain supplies. The Israel-Hamas conflict has the potential to both widen militarily and to impact international trade and prices for energy and food. However, financial markets have generally continued to function without major disruptions during the period.
The strong performance of financial markets has created wider differences in equity valuations that may provide attractive opportunities for investors. Additionally, interest rate reductions next year could benefit high-quality fixed income investments.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

October 31, 2023	J.P. Morgan Funds	1

J.P. Morgan Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)
Equity markets continued to outperform bond markets during the period, generating positive returns largely due to gains made during the first half of 2023. Following a surge in U.S. equity prices, investors largely sought lower equity valuations in international markets in the second half of the period.
Overall, equities in international developed markets outperformed both emerging market and U.S. equities. Growth stocks and large capitalization stocks largely outperformed value stocks and mid cap and small cap stocks. Within fixed income markets, emerging markets debt and lower-rated bonds in developed markets generally outperformed U.S. Treasury bonds.
While the U.S. Federal Reserve, the European Central Bank and The Bank of England continued to raise interest rates at regular intervals through the first half of 2023, declining inflationary pressures allowed all three central banks to withhold further increases at the end of the reporting period.
Corporate earnings were generally better-than-expected for most of the period but results for the third quarter of 2023 showed some slowing in earnings and revenue growth. Tight labor markets in the U.S. eased somewhat in the final months of the period and the jobless rate rose to 3.8% in October 2023, which raised investor expectations that inflation would continue to slow.
Global energy prices largely fell during the period amid slowing demand from China and leading industrialized nations. Crude oil prices spiked briefly in September 2023 when Saudi Arabia and Russia extended production cuts and again in early October at the outbreak of the Israel-Hamas conflict. However, global petroleum prices receded by the end of the period as economic data, including U.S. gasoline consumption, continued to indicate slowing global demand.
Notably, financial sector stocks were roiled by the collapse of Silicon Valley Bank in late March 2023, followed closely by the failures of Signature Bank and Credit Suisse. In each case, government regulators moved to prevent the erosion of consumer and investor confidence in the banking system.
For the twelve months ended October 31, 2023, the MSCI EAFE Index returned 15.01%, the MSCI Emerging Markets Index returned 10.80% and the S&P 500 Index returned 10.14%. Within bond markets, the Bloomberg Emerging Markets USD Aggregate Index returned 6.91%, the Bloomberg U.S. High Yield Corporate Index returned 6.23%, the Bloomberg U.S. Aggregate Index returned 0.36% and the Bloomberg U.S. Aggregate Index returned 0.36%.

2	J.P. Morgan Funds	October 31, 2023

JPMorgan Global Allocation Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	3.62%
MSCI All Country World Index (net total return)	10.48%
Bloomberg Global Aggregate Index (Unhedged USD)	1.72%
60% MSCI All Country World Index (net total return) / 40% Bloomberg Global Aggregate Index (Unhedged)	7.01%
Net Assets as of 10/31/2023 (In Thousands)	$2,865,161
INVESTMENT OBJECTIVE**
The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended October 31, 2023, the Fund’s Class I Shares underperformed the MSCI All Country World Index (net total return) (the “Benchmark”), outperformed the Bloomberg Global Aggregate Index (Unhedged USD) and underperformed the 60% MSCI All Country World Index (net total return) / 40% Bloomberg Global Aggregate Index (Unhedged).
Relative to the Benchmark, which is an all-equity index, the Fund’s underweight allocation to equity was a leading detractor from performance as equity markets outperformed during the period.
Relative to 60% MSCI All Country World Index (net total return) / 40% Bloomberg Global Aggregate Index (Unhedged), the Fund’s overall neutral position in equities was a leading detractor from performance, while the Fund’s allocation to developed markets equities and its allocation to a diversified mix of non-government bonds contributed to performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s portfolio managers brought the overall equity allocation to neutral. The portfolio managers decreased the Fund’s allocation to below-investment-grade credit and added to it allocation to higher quality corporate credit. The portfolio managers also increased the Fund’s overall duration by holding non-U.S. government bonds and U.S. Treasury futures. Duration is a measure of the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds of longer duration will experience a larger increase in price compared with shorter duration bonds when interest rates fall.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Income Fund, Class R6	3.5%
2.	Microsoft Corp.	2.5
3.	Amazon.com, Inc.	1.7
4.	UnitedHealth Group, Inc.	1.3
5.	U.S. Treasury Notes 0.88%, 1/31/2024	1.2
6.	Apple, Inc.	1.0
7.	Meta Platforms, Inc., Class A	1.0
8.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1.0
9.	NVIDIA Corp.	0.9
10.	Mastercard, Inc., Class A	0.9

PORTFOLIO COMPOSITION AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Common Stocks	47.1%
Corporate Bonds	22.9
Foreign Government Securities	13.1
Asset-Backed Securities	5.4
Investment Companies	3.5
U.S. Treasury Obligations	1.2
Others (each less than 1.0%)	0.7
Short-Term Investments	6.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2023	J.P. Morgan Funds	3

JPMorgan Global Allocation Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2011
With Sales Charge *		(1.28)%	2.00%	3.35%
Without Sales Charge		3.39	2.94	3.83
CLASS C SHARES	May 31, 2011
With CDSC **		1.89	2.44	3.42
Without CDSC		2.89	2.44	3.42
CLASS I SHARES	May 31, 2011	3.62	3.20	4.09
CLASS R2 SHARES	May 31, 2011	3.02	2.56	3.50
CLASS R3 SHARES	October 1, 2018	3.29	2.82	3.77
CLASS R4 SHARES	October 1, 2018	3.54	3.08	4.03
CLASS R5 SHARES	October 1, 2018	3.69	3.23	4.11
CLASS R6 SHARES	November 1, 2017	3.78	3.33	4.17

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/13 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
Returns for Class R3 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.
Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Allocation Fund, the MSCI All Country World Index (net total return), the Bloomberg Global Aggregate Index –
(Unhedged USD) and 60% MSCI All Country World Index (net total return) / 40% Bloomberg Global Aggregate Index (Unhedged) from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index (net total return), the Bloomberg Global Aggregate Index – (Unhedged USD) and 60% MSCI All Country World Index (net total return) / 40% Bloomberg Global Aggregate Index (Unhedged) do not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of 60% MSCI All Country World Index (net total return) / 40% Bloomberg Global Aggregate Index (Unhedged) does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The MSCI All Country World Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Bloomberg Global Aggregate Index – (Unhedged USD) provides a broad-based measure of the global investment-grade fixed income markets. Investors cannot invest directly in an index.

4	J.P. Morgan Funds	October 31, 2023

Class I Shares have a $1,000,000 minimum initial investment. Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Funds	5

JPMorgan Income Builder Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	2.33%
MSCI World Index (net total return)	10.48%
Bloomberg U.S. Aggregate Index	0.36%
60% MSCI World Index (net of total return) / 40% Bloomberg U.S. Aggregate Index	6.44%
Net Assets as of 10/31/2023 (In Thousands)	$8,531,461
INVESTMENT OBJECTIVE**
The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended October 31, 2023, the Fund’s Class A Shares, without a sales charge, underperformed the MSCI World Index (net total return) (the “Benchmark”), outperformed the Bloomberg U.S. Aggregate Index and underperformed the combined 60% MSCI World Index (net total return) / 40% Bloomberg U.S. Aggregate Index.
Relative to the Benchmark, which is an all-equity index, the Fund’s underweight allocation to equity was a leading detractor from performance as equity markets outperformed fixed income markets during the period.
Relative to the Bloomberg U.S. Aggregate Index, which primarily contains U.S. government bonds, the Fund’s allocation to a more diversified set of corporate bonds was a leading contributor to performance.
Relative to the 60% MSCI World Index / 40% Bloomberg US Aggregate Index, the Fund’s overall smaller allocation to growth-style equities early in the period was a leading detractor from performance, while the Fund’s allocation to developed market equities and its mix of corporate credit helped relative performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers decreased the Fund’s overall equities exposure but maintained its positioning in credit. The portfolio managers also increased the Fund’s allocation to higher yielding strategies, including the JPMorgan Equity Premium Income ETF. The portfolio managers sought to balance credit allocations with more conservative exposures through U.S. Treasury futures.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Equity Premium Income ETF	6.4%
2.	JPMorgan Nasdaq Equity Premium Income ETF	2.1
3.	U.S. Treasury Notes 0.88%, 1/31/2024	1.0
4.	JPMorgan Income ETF	0.5
5.	AbbVie, Inc.	0.5
6.	Exxon Mobil Corp.	0.5
7.	Coca-Cola Co. (The)	0.4
8.	CME Group, Inc.	0.4
9.	Samsung Electronics Co. Ltd. (South Korea)	0.4
10.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	0.4

PORTFOLIO COMPOSITION AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Common Stocks	37.8%
Corporate Bonds	33.0
Exchange-Traded Funds	9.0
Commercial Mortgage-Backed Securities	3.9
Collateralized Mortgage Obligations	3.7
Asset-Backed Securities	2.4
Loan Assignments	1.7
Foreign Government Securities	1.3
U.S. Treasury Obligations	1.0
Others (each less than 1.0%)	1.4
Short-Term Investments	4.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2007
With Sales Charge *		(2.22)%	1.24%	2.59%
Without Sales Charge		2.33	2.18	3.07
CLASS C SHARES	May 31, 2007
With CDSC **		0.81	1.66	2.65
Without CDSC		1.81	1.66	2.65
CLASS I SHARES	May 31, 2007	2.48	2.35	3.23
CLASS R6 SHARES	November 1, 2017	2.57	2.44	3.28

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/13 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index (net total return), the Bloomberg U.S. Aggregate Index and 60% MSCI All Country World Index (net total return) / 40% Bloomberg U.S. Aggregate Index from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index (net total return), the Bloomberg U.S. Aggregate Index and 60% MSCI All Country World Index (net total return) / 40% Bloomberg U.S. Aggregate Index do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index (net total return) assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The MSCI World Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Funds	7

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 47.1%
Australia — 0.4%
Ampol Ltd.	2	30
ANZ Group Holdings Ltd.	19	300
APA Group	8	42
Aristocrat Leisure Ltd.	4	91
ASX Ltd.	1	44
Aurizon Holdings Ltd.	12	25
BHP Group Ltd.	10	295
BHP Group Ltd.	145	4,121
BlueScope Steel Ltd.	3	34
Brambles Ltd.	9	73
Cochlear Ltd.	—	64
Coles Group Ltd.	8	82
Commonwealth Bank of Australia	11	653
Computershare Ltd.	4	57
Dexus, REIT	7	28
EBOS Group Ltd.	1	20
Endeavour Group Ltd.	9	28
Flutter Entertainment plc *	1	176
Fortescue Metals Group Ltd.	11	152
Glencore plc	67	354
Goodman Group, REIT	11	142
GPT Group (The), REIT	12	28
IDP Education Ltd.	2	22
IGO Ltd.	4	26
Insurance Australia Group Ltd.	15	55
LendLease Corp. Ltd.	4	17
Lottery Corp. Ltd. (The)	14	41
Macquarie Group Ltd.	2	239
Medibank Pvt Ltd.	17	38
Mineral Resources Ltd.	1	41
Mirvac Group, REIT	25	29
National Australia Bank Ltd.	20	356
Northern Star Resources Ltd.	7	53
Orica Ltd.	3	27
Origin Energy Ltd.	11	63
Pilbara Minerals Ltd. (a)	17	40
Qantas Airways Ltd. *	6	17
QBE Insurance Group Ltd.	9	94
Ramsay Health Care Ltd.	1	35
REA Group Ltd.	—	30
Reece Ltd.	1	16
Rio Tinto Ltd.	2	175
Rio Tinto plc	7	455
Santos Ltd.	21	100
INVESTMENTS	SHARES (000)	VALUE ($000)

Australia — continued
Scentre Group, REIT	33	51
SEEK Ltd.	2	30
Sonic Healthcare Ltd.	3	52
South32 Ltd.	29	61
Stockland, REIT	15	34
Suncorp Group Ltd.	8	68
Telstra Group Ltd.	26	62
Transurban Group	20	147
Treasury Wine Estates Ltd.	4	34
Vicinity Ltd., REIT	24	26
Washington H Soul Pattinson & Co. Ltd.	1	31
Wesfarmers Ltd.	7	231
Westpac Banking Corp.	22	292
WiseTech Global Ltd.	1	39
Woodside Energy Group Ltd.	12	262
Woolworths Group Ltd.	8	173
		10,401
Austria — 0.0% ^
Erste Group Bank AG	2	78
Mondi plc	3	49
OMV AG	1	41
Verbund AG	—	37
voestalpine AG	1	18
		223
Belgium — 0.1%
Ageas SA	1	39
Anheuser-Busch InBev SA	6	312
D'ieteren Group	—	20
Elia Group SA/NV	—	17
Groupe Bruxelles Lambert NV	1	45
KBC Group NV	54	2,957
Lotus Bakeries NV	—	15
Sofina SA	—	18
Solvay SA	—	50
UCB SA	1	59
Umicore SA	1	31
Warehouses De Pauw CVA, REIT	1	26
		3,589
Brazil — 0.2%
Banco do Brasil SA	98	943
Gerdau SA (Preference)	99	428
Localiza Rent a Car SA	56	569
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Brazil — continued
Lojas Renner SA	202	494
NU Holdings Ltd., Class A *	43	351
Petroleo Brasileiro SA (Preference)	271	1,865
Raia Drogasil SA	158	807
TIM SA	214	646
Transmissora Alianca de Energia Eletrica S/A	78	524
Yara International ASA	1	34
		6,661
Burkina Faso — 0.0% ^
Endeavour Mining plc	1	24
Canada — 0.5%
Alimentation Couche-Tard, Inc.	54	2,916
Canadian National Railway Co.	34	3,615
Fairfax Financial Holdings Ltd.	1	435
Toronto-Dominion Bank (The)	134	7,502
		14,468
Chile — 0.0% ^
Antofagasta plc	3	41
Banco Santander Chile	11,521	502
		543
China — 1.5%
Alibaba Group Holding Ltd. *	187	1,922
Angel Yeast Co. Ltd., Class A	96	457
Baoshan Iron & Steel Co. Ltd., Class A	619	528
BOC Hong Kong Holdings Ltd.	23	61
Budweiser Brewing Co. APAC Ltd. (b)	288	548
Chacha Food Co. Ltd., Class A	83	418
China Construction Bank Corp., Class H	3,029	1,713
China Merchants Bank Co. Ltd., Class H	258	981
China Resources Land Ltd.	126	472
China Yangtze Power Co. Ltd., Class A	255	784
ESR Group Ltd. (b)	14	18
Foshan Haitian Flavouring & Food Co. Ltd., Class A	71	362
Fuyao Glass Industry Group Co. Ltd., Class H (b)	107	487
H World Group Ltd. *	130	489
Haier Smart Home Co. Ltd., Class H	294	840
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	196	730
iQIYI, Inc., ADR * (a)	45	211
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
JD.com, Inc., ADR	54	1,366
JD.com, Inc., Class A	54	690
Jiangsu Hengli Hydraulic Co. Ltd., Class A	63	479
Jiumaojiu International Holdings Ltd. (b)	183	199
Kanzhun Ltd., ADR * (a)	25	373
Kingdee International Software Group Co. Ltd. *	320	425
LONGi Green Energy Technology Co. Ltd., Class A	124	407
Meituan * (b)	107	1,520
NetEase, Inc.	61	1,299
NXP Semiconductors NV	47	8,131
PDD Holdings, Inc., ADR *	5	510
Ping An Insurance Group Co. of China Ltd., Class H	190	961
Prosus NV *	10	271
Shanghai Baosight Software Co. Ltd., Class A	51	296
Shanghai Liangxin Electrical Co. Ltd., Class A	259	335
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	15	584
Shenzhou International Group Holdings Ltd.	73	718
Silergy Corp.	43	384
SITC International Holdings Co. Ltd.	9	14
Skshu Paint Co. Ltd., Class A *	52	425
Tencent Holdings Ltd.	269	9,974
Wanhua Chemical Group Co. Ltd., Class A	56	679
Wilmar International Ltd.	12	31
Wuliangye Yibin Co. Ltd., Class A	30	630
WuXi AppTec Co. Ltd., Class H (b)	53	641
Wuxi Biologics Cayman, Inc. * (b)	82	510
Xinyi Glass Holdings Ltd.	11	13
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	50	296
Zijin Mining Group Co. Ltd., Class H	330	510
		43,692
Denmark — 0.8%
AP Moller - Maersk A/S, Class A	—	31
AP Moller - Maersk A/S, Class B	—	50
Carlsberg A/S, Class B	1	74
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	9

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Denmark — continued
Chr Hansen Holding A/S	1	46
Coloplast A/S, Class B	1	90
Danske Bank A/S	4	103
Demant A/S *	1	24
DSV A/S	1	176
Genmab A/S *	—	118
Novo Nordisk A/S, Class B	223	21,487
Novozymes A/S, Class B	1	58
Orsted A/S (b)	1	58
Pandora A/S	1	61
ROCKWOOL A/S, Class B	—	13
Tryg A/S	2	43
Vestas Wind Systems A/S *	6	139
		22,571
Finland — 0.0% ^
Elisa OYJ	1	38
Fortum OYJ	3	33
Kesko OYJ, Class B	2	29
Kone OYJ, Class B	2	93
Metso OYJ	4	37
Neste OYJ	3	90
Nokia OYJ	34	113
Nordea Bank Abp	20	215
Orion OYJ, Class B	—	27
Sampo OYJ, Class A	3	114
Stora Enso OYJ, Class R	4	44
UPM-Kymmene OYJ	3	114
Wartsila OYJ Abp	3	35
		982
France — 2.7%
Accor SA	1	37
Adevinta ASA *	2	17
Aeroports de Paris SA	—	21
Air Liquide SA	17	2,917
Airbus SE	4	503
Alstom SA	2	25
Amundi SA (b)	—	20
Arkema SA	—	36
AXA SA	12	344
BioMerieux	—	25
BNP Paribas SA	7	382
Bollore SE	5	26
Bouygues SA	1	43
INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued
Bureau Veritas SA	2	43
Capgemini SE	1	185
Carrefour SA	4	66
Cie de Saint-Gobain SA	3	159
Cie Generale des Etablissements Michelin SCA	4	128
Covivio SA, REIT	—	14
Credit Agricole SA	8	92
Danone SA	4	242
Dassault Aviation SA	—	26
Dassault Systemes SE	4	175
Edenred SE	2	84
Eiffage SA	1	42
Engie SA	161	2,566
EssilorLuxottica SA	2	338
Eurazeo SE	—	16
Gecina SA, REIT	—	28
Getlink SE	2	36
Hermes International SCA	—	375
Ipsen SA	—	28
Kering SA	1	192
Klepierre SA, REIT	1	33
La Francaise des Jeux SAEM (b)	1	21
Legrand SA	105	9,075
L'Oreal SA	2	642
LVMH Moet Hennessy Louis Vuitton SE	26	18,641
Orange SA	12	139
Pernod Ricard SA	1	230
Publicis Groupe SA	1	110
Remy Cointreau SA (a)	—	16
Renault SA	1	43
Safran SA	102	15,953
Sartorius Stedim Biotech	—	33
SEB SA	—	16
Societe Generale SA	5	103
Sodexo SA	1	59
Teleperformance SE	—	43
Thales SA	1	98
TotalEnergies SE	87	5,782
Unibail-Rodamco-Westfield, REIT *	1	37
Valeo SE	1	17
Veolia Environnement SA	4	118
Vinci SA	160	17,708
Vivendi SE	4	38
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
France — continued
Wendel SE	—	13
Worldline SA * (b)	2	19
		78,218
Germany — 1.3%
adidas AG	1	182
Allianz SE (Registered)	20	4,766
BASF SE	6	261
Bayer AG (Registered)	6	269
Bayerische Motoren Werke AG	2	177
Bayerische Motoren Werke AG (Preference)	—	32
Bechtle AG	1	23
Beiersdorf AG	1	84
Brenntag SE	1	69
Carl Zeiss Meditec AG	—	22
Commerzbank AG	7	73
Continental AG	1	46
Covestro AG * (b)	1	62
Daimler Truck Holding AG	3	98
Deutsche Bank AG (Registered)	12	135
Deutsche Boerse AG	13	2,188
Deutsche Lufthansa AG (Registered) *	4	26
Deutsche Post AG	63	2,449
Deutsche Telekom AG (Registered)	21	445
Dr Ing hc F Porsche AG (Preference) (c)	1	63
E.ON SE	14	169
Evonik Industries AG	1	24
Fresenius Medical Care AG & Co. KGaA	1	43
Fresenius SE & Co. KGaA	3	69
GEA Group AG	1	33
Hannover Rueck SE	—	84
Heidelberg Materials AG	1	67
HelloFresh SE *	1	22
Henkel AG & Co. KGaA	1	41
Henkel AG & Co. KGaA (Preference)	1	77
Infineon Technologies AG	63	1,852
Knorr-Bremse AG	—	26
LEG Immobilien SE *	1	29
Mercedes-Benz Group AG	5	299
Merck KGaA	1	124
MTU Aero Engines AG	—	64
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	22	8,686
INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued
Nemetschek SE	—	27
Porsche Automobil Holding SE (Preference)	1	43
Puma SE	1	38
Rational AG	—	18
Rheinmetall AG	—	79
RWE AG	278	10,654
SAP SE	7	886
Sartorius AG (Preference)	—	42
Scout24 SE (b)	1	29
Siemens AG (Registered)	5	638
Siemens Energy AG *	3	29
Siemens Healthineers AG (b)	2	88
Symrise AG	1	86
Talanx AG	—	25
Telefonica Deutschland Holding AG	6	10
Volkswagen AG	—	22
Volkswagen AG (Preference)	1	139
Vonovia SE	5	107
Wacker Chemie AG	—	14
Zalando SE * (b)	1	33
		36,186
Greece — 0.0% ^
Hellenic Telecommunications Organization SA	31	441
Hong Kong — 0.4%
AIA Group Ltd.	1,056	9,167
CK Asset Holdings Ltd.	13	64
CK Infrastructure Holdings Ltd.	4	19
CLP Holdings Ltd.	10	77
Futu Holdings Ltd., ADR *	—	19
Hang Lung Properties Ltd.	11	14
Hang Seng Bank Ltd.	5	55
Henderson Land Development Co. Ltd.	9	24
HKT Trust & HKT Ltd.	25	26
Hong Kong & China Gas Co. Ltd.	71	50
Hong Kong Exchanges & Clearing Ltd.	8	266
Hongkong Land Holdings Ltd.	7	22
Jardine Matheson Holdings Ltd.	1	41
Link, REIT	16	73
MTR Corp. Ltd.	10	37
New World Development Co. Ltd.	10	17
Power Assets Holdings Ltd.	9	41
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	11

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hong Kong — continued
Prudential plc	87	912
Sino Land Co. Ltd.	22	22
Sun Hung Kai Properties Ltd.	9	92
Swire Pacific Ltd., Class A	3	16
Swire Properties Ltd.	7	14
Techtronic Industries Co. Ltd.	47	434
WH Group Ltd. (b)	51	31
Wharf Real Estate Investment Co. Ltd.	11	38
		11,571
Hungary — 0.0% ^
OTP Bank Nyrt.	15	576
India — 0.6%
HDFC Bank Ltd., ADR	220	12,417
ICICI Bank Ltd., ADR	62	1,385
Infosys Ltd., ADR (a)	130	2,137
Reliance Industries Ltd., GDR (c)	25	1,335
		17,274
Indonesia — 0.3%
Bank Central Asia Tbk. PT	7,437	4,097
Bank Rakyat Indonesia Persero Tbk. PT	3,894	1,218
Telkom Indonesia Persero Tbk. PT	8,407	1,843
		7,158
Ireland — 0.0% ^
AerCap Holdings NV *	1	69
AIB Group plc	9	39
Bank of Ireland Group plc	7	60
Kerry Group plc, Class A	1	66
Kerry Group plc, Class A	—	11
Kingspan Group plc	1	56
Kingspan Group plc	—	10
Smurfit Kappa Group plc	2	54
		365
Israel — 0.0% ^
Azrieli Group Ltd.	—	11
Bank Hapoalim BM	8	58
Bank Leumi Le-Israel BM	10	62
Check Point Software Technologies Ltd. *	1	80
Elbit Systems Ltd.	—	31
Global-e Online Ltd. * (a)	1	20
ICL Group Ltd.	5	24
INVESTMENTS	SHARES (000)	VALUE ($000)

Israel — continued
Israel Discount Bank Ltd., Class A	8	34
Mizrahi Tefahot Bank Ltd.	1	30
Nice Ltd. *	—	61
Teva Pharmaceutical Industries Ltd., ADR *	7	61
Wix.com Ltd. *	—	27
		499
Italy — 0.2%
Amplifon SpA	1	22
Assicurazioni Generali SpA	6	127
Coca-Cola HBC AG	1	36
Davide Campari-Milano NV	3	36
DiaSorin SpA	—	13
Enel SpA	51	327
Eni SpA	15	245
Ferrari NV	1	242
FinecoBank Banca Fineco SpA	4	45
Infrastrutture Wireless Italiane SpA (b)	2	23
Intesa Sanpaolo SpA	98	256
Mediobanca Banca di Credito Finanziario SpA (a)	4	42
Moncler SpA	1	68
Nexi SpA * (b)	4	21
Poste Italiane SpA (b)	3	32
Prysmian SpA	2	62
Recordati Industria Chimica e Farmaceutica SpA	1	30
Snam SpA	13	58
Telecom Italia SpA *	62	16
Terna - Rete Elettrica Nazionale	9	68
UniCredit SpA	125	3,122
		4,891
Japan — 2.2%
Advantest Corp.	5	124
Aeon Co. Ltd.	4	86
AGC, Inc.	1	41
Aisin Corp.	1	31
Ajinomoto Co., Inc.	3	102
ANA Holdings, Inc. *	1	20
Asahi Group Holdings Ltd.	3	109
Asahi Intecc Co. Ltd.	1	24
Asahi Kasei Corp.	8	49
Astellas Pharma, Inc.	11	145
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Azbil Corp.	1	21
Bandai Namco Holdings, Inc.	4	79
BayCurrent Consulting, Inc.	1	20
Bridgestone Corp.	4	136
Brother Industries Ltd.	2	23
Canon, Inc.	6	151
Capcom Co. Ltd.	1	35
Central Japan Railway Co.	4	101
Chiba Bank Ltd. (The)	3	25
Chubu Electric Power Co., Inc.	4	50
Chugai Pharmaceutical Co. Ltd.	4	128
Concordia Financial Group Ltd.	7	31
CyberAgent, Inc.	3	15
Dai Nippon Printing Co. Ltd.	2	39
Daifuku Co. Ltd.	2	31
Dai-ichi Life Holdings, Inc.	6	127
Daiichi Sankyo Co. Ltd.	12	302
Daikin Industries Ltd.	14	2,062
Daito Trust Construction Co. Ltd.	—	43
Daiwa House Industry Co. Ltd.	4	105
Daiwa House REIT Investment Corp., REIT	—	25
Daiwa Securities Group, Inc.	8	49
Denso Corp.	11	160
Dentsu Group, Inc.	1	38
Disco Corp.	1	106
East Japan Railway Co.	2	99
Eisai Co. Ltd.	2	85
ENEOS Holdings, Inc.	18	67
FANUC Corp.	6	149
Fast Retailing Co. Ltd.	1	244
Fuji Electric Co. Ltd.	1	30
FUJIFILM Holdings Corp.	2	131
Fujitsu Ltd.	1	143
GLP J-REIT, REIT	—	26
GMO Payment Gateway, Inc.	—	12
Hakuhodo DY Holdings, Inc.	1	11
Hamamatsu Photonics KK	1	33
Hankyu Hanshin Holdings, Inc.	1	44
Hikari Tsushin, Inc.	—	14
Hirose Electric Co. Ltd.	—	23
Hitachi Construction Machinery Co. Ltd.	1	18
Hitachi Ltd.	6	374
Honda Motor Co. Ltd.	29	301
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Hoshizaki Corp.	1	23
Hoya Corp.	55	5,304
Hulic Co. Ltd.	2	22
Ibiden Co. Ltd.	1	30
Idemitsu Kosan Co. Ltd.	1	27
Iida Group Holdings Co. Ltd.	1	14
Inpex Corp.	6	89
Isuzu Motors Ltd.	4	41
ITOCHU Corp.	7	270
Japan Airlines Co. Ltd.	1	17
Japan Exchange Group, Inc.	254	5,031
Japan Metropolitan Fund Invest, REIT	—	29
Japan Post Bank Co. Ltd.	9	85
Japan Post Holdings Co. Ltd.	14	127
Japan Post Insurance Co. Ltd.	1	25
Japan Real Estate Investment Corp., REIT	—	30
Japan Tobacco, Inc.	7	172
JFE Holdings, Inc.	3	43
JSR Corp.	1	29
Kajima Corp.	3	45
Kansai Electric Power Co., Inc. (The)	4	58
Kao Corp.	3	109
Kawasaki Kisen Kaisha Ltd.	1	31
KDDI Corp.	9	281
KDX Realty Investment Corp., REIT	—	54
Keio Corp.	1	18
Keisei Electric Railway Co. Ltd.	1	30
Keyence Corp.	7	2,632
Kikkoman Corp.	1	46
Kintetsu Group Holdings Co. Ltd.	1	34
Kirin Holdings Co. Ltd.	5	67
Kobayashi Pharmaceutical Co. Ltd.	—	12
Kobe Bussan Co. Ltd.	1	22
Koei Tecmo Holdings Co. Ltd.	1	10
Koito Manufacturing Co. Ltd.	1	20
Komatsu Ltd.	6	136
Konami Group Corp.	1	31
Kose Corp.	—	13
Kubota Corp.	6	86
Kurita Water Industries Ltd.	1	21
Kyocera Corp.	2	104
Kyowa Kirin Co. Ltd.	2	27
Lasertec Corp.	1	83
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	13

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Lixil Corp.	2	20
LY Corp.	17	43
M3, Inc.	3	43
Makita Corp.	1	36
Marubeni Corp.	9	133
MatsukiyoCocokara & Co.	2	37
Mazda Motor Corp.	4	36
McDonald's Holdings Co. Japan Ltd.	1	19
MEIJI Holdings Co. Ltd.	1	34
MINEBEA MITSUMI, Inc.	2	36
MISUMI Group, Inc.	2	27
Mitsubishi Chemical Group Corp.	8	46
Mitsubishi Corp.	7	340
Mitsubishi Electric Corp.	12	140
Mitsubishi Estate Co. Ltd.	7	92
Mitsubishi HC Capital, Inc.	5	34
Mitsubishi Heavy Industries Ltd.	2	103
Mitsubishi UFJ Financial Group, Inc.	368	3,085
Mitsui & Co. Ltd.	8	302
Mitsui Chemicals, Inc.	1	28
Mitsui Fudosan Co. Ltd.	6	121
Mitsui OSK Lines Ltd.	2	57
Mizuho Financial Group, Inc.	15	258
MonotaRO Co. Ltd.	2	13
MS&AD Insurance Group Holdings, Inc.	3	103
Murata Manufacturing Co. Ltd.	11	190
NEC Corp.	2	77
Nexon Co. Ltd.	2	39
NGK Insulators Ltd.	1	17
NIDEC Corp.	3	95
Nintendo Co. Ltd.	7	273
Nippon Building Fund, Inc., REIT	—	40
Nippon Express Holdings, Inc.	1	26
Nippon Paint Holdings Co. Ltd.	6	40
Nippon Prologis REIT, Inc., REIT	—	25
Nippon Sanso Holdings Corp.	1	28
Nippon Steel Corp.	5	119
Nippon Telegraph & Telephone Corp.	2,192	2,579
Nippon Yusen KK	3	76
Nissan Chemical Corp.	1	33
Nissan Motor Co. Ltd.	15	57
Nissin Foods Holdings Co. Ltd.	—	35
Nitori Holdings Co. Ltd.	1	54
Nitto Denko Corp.	1	58
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Nomura Holdings, Inc.	19	74
Nomura Real Estate Holdings, Inc.	1	16
Nomura Real Estate Master Fund, Inc., REIT	—	30
Nomura Research Institute Ltd.	2	66
NTT Data Group Corp.	4	49
Obayashi Corp.	4	35
Obic Co. Ltd.	—	59
Odakyu Electric Railway Co. Ltd.	2	28
Oji Holdings Corp.	5	24
Olympus Corp.	8	108
Omron Corp.	1	39
Ono Pharmaceutical Co. Ltd.	2	41
Open House Group Co. Ltd.	1	17
Oracle Corp.	—	14
Oriental Land Co. Ltd.	7	223
ORIX Corp.	7	136
Osaka Gas Co. Ltd.	2	45
Otsuka Corp.	1	28
Otsuka Holdings Co. Ltd.	3	84
Pan Pacific International Holdings Corp.	2	48
Panasonic Holdings Corp.	14	123
Persol Holdings Co. Ltd.	12	18
Rakuten Group, Inc.	9	35
Recruit Holdings Co. Ltd.	9	261
Renesas Electronics Corp. *	8	106
Resona Holdings, Inc.	13	72
Ricoh Co. Ltd.	4	29
Rohm Co. Ltd.	2	32
SBI Holdings, Inc.	2	32
SCSK Corp.	1	19
Secom Co. Ltd.	1	90
Seiko Epson Corp.	2	26
Sekisui Chemical Co. Ltd.	2	34
Sekisui House Ltd.	4	74
Seven & i Holdings Co. Ltd.	61	2,253
SG Holdings Co. Ltd.	2	28
Sharp Corp. *	2	11
Shimadzu Corp.	2	35
Shimano, Inc.	1	72
Shimizu Corp.	4	26
Shin-Etsu Chemical Co. Ltd.	366	10,951
Shionogi & Co. Ltd.	2	79
Shiseido Co. Ltd.	2	79
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Shizuoka Financial Group, Inc.	3	26
SMC Corp.	—	185
SoftBank Corp.	18	206
SoftBank Group Corp.	6	266
Sompo Holdings, Inc.	2	78
Sony Group Corp.	40	3,317
Square Enix Holdings Co. Ltd.	1	20
Subaru Corp.	4	68
SUMCO Corp.	2	26
Sumitomo Chemical Co. Ltd.	9	22
Sumitomo Corp.	7	132
Sumitomo Electric Industries Ltd.	5	48
Sumitomo Metal Mining Co. Ltd.	2	42
Sumitomo Mitsui Financial Group, Inc.	8	391
Sumitomo Mitsui Trust Holdings, Inc.	2	79
Sumitomo Realty & Development Co. Ltd.	2	45
Suntory Beverage & Food Ltd.	1	24
Suzuki Motor Corp.	2	89
Sysmex Corp.	1	53
T&D Holdings, Inc.	3	57
Taisei Corp.	1	37
Takeda Pharmaceutical Co. Ltd.	10	271
TDK Corp.	2	94
Terumo Corp.	4	118
TIS, Inc.	2	32
Tobu Railway Co. Ltd.	1	29
Toho Co. Ltd.	1	24
Tokio Marine Holdings, Inc.	304	6,806
Tokyo Electric Power Co. Holdings, Inc. *	10	41
Tokyo Electron Ltd.	3	396
Tokyo Gas Co. Ltd.	3	56
Tokyu Corp.	3	36
TOPPAN Holdings, Inc.	2	35
Toray Industries, Inc.	9	43
Toshiba Corp. *	1	15
Tosoh Corp.	2	21
TOTO Ltd.	1	19
Toyota Industries Corp.	1	67
Toyota Motor Corp.	67	1,176
Toyota Tsusho Corp.	1	69
Trend Micro, Inc.	1	34
Unicharm Corp.	3	88
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
USS Co. Ltd.	1	23
Welcia Holdings Co. Ltd.	1	10
West Japan Railway Co.	1	53
Yakult Honsha Co. Ltd.	2	38
Yamaha Corp.	1	24
Yamaha Motor Co. Ltd.	2	46
Yamato Holdings Co. Ltd.	2	28
Yaskawa Electric Corp.	2	49
Yokogawa Electric Corp.	1	25
Zensho Holdings Co. Ltd.	1	26
ZOZO, Inc.	1	17
		61,531
Jordan — 0.0% ^
Hikma Pharmaceuticals plc	1	24
Luxembourg — 0.0% ^
ArcelorMittal SA	3	72
Eurofins Scientific SE	1	43
		115
Macau — 0.0% ^
Galaxy Entertainment Group Ltd.	14	79
Sands China Ltd. *	162	437
		516
Mexico — 0.4%
Grupo Aeroportuario del Pacifico SAB de CV, Class B	52	609
Grupo Aeroportuario del Sureste SAB de CV, ADR	3	687
Grupo Financiero Banorte SAB de CV, Class O	152	1,229
Wal-Mart de Mexico SAB de CV	2,439	8,740
		11,265
Netherlands — 1.5%
ABN AMRO Bank NV, CVA (b)	2	34
Adyen NV * (b)	—	92
Aegon Ltd.	11	52
Akzo Nobel NV	1	73
Argenx SE *	—	79
Argenx SE *	—	91
ASM International NV	—	123
ASML Holding NV	29	17,197
ASR Nederland NV	1	38
BE Semiconductor Industries NV	—	50
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	15

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Netherlands — continued
Euronext NV (b)	—	37
EXOR NV	1	58
Heineken Holding NV	1	62
Heineken NV	2	164
IMCD NV	—	43
ING Groep NV	23	294
JDE Peet's NV	1	21
Koninklijke Ahold Delhaize NV	6	182
Koninklijke KPN NV	20	69
Koninklijke Philips NV *	6	112
NN Group NV	2	51
OCI NV	1	16
Randstad NV	1	38
Shell plc	708	22,814
Universal Music Group NV	5	127
Wolters Kluwer NV	2	209
		42,126
New Zealand — 0.0% ^
Auckland International Airport Ltd.	8	34
Fisher & Paykel Healthcare Corp. Ltd.	4	44
Mercury NZ Ltd.	4	15
Meridian Energy Ltd.	8	23
Spark New Zealand Ltd.	12	34
Xero Ltd. *	1	62
		212
Norway — 0.0% ^
Aker BP ASA (a)	2	57
DNB Bank ASA	6	106
Equinor ASA	6	191
Gjensidige Forsikring ASA	1	19
Kongsberg Gruppen ASA	1	23
Mowi ASA	3	45
Norsk Hydro ASA	8	48
Orkla ASA	5	33
Salmar ASA	—	21
Telenor ASA	4	45
		588
Peru — 0.0% ^
Credicorp Ltd.	8	1,023
Poland — 0.0% ^
Dino Polska SA * (b)	6	546
INVESTMENTS	SHARES (000)	VALUE ($000)

Portugal — 0.0% ^
EDP - Energias de Portugal SA	20	84
Galp Energia SGPS SA	3	46
Jeronimo Martins SGPS SA	2	41
		171
Russia — 0.0% ^
Severstal PAO, GDR ‡ * (b)	58	19
TCS Group Holding plc, GDR ‡ * (b)	17	12
		31
Saudi Arabia — 0.1%
Al Rajhi Bank	29	522
Saudi Basic Industries Corp.	28	571
Saudi National Bank (The)	121	1,084
		2,177
Singapore — 0.5%
CapitaLand Ascendas, REIT	24	45
CapitaLand Integrated Commercial Trust, REIT	34	43
CapitaLand Investment Ltd.	16	36
City Developments Ltd.	3	15
DBS Group Holdings Ltd.	556	13,367
Genting Singapore Ltd.	38	24
Grab Holdings Ltd., Class A *	12	36
Jardine Cycle & Carriage Ltd.	1	12
Keppel, REIT	2	1
Keppel Corp. Ltd.	9	42
Mapletree Logistics Trust, REIT	22	23
Mapletree Pan Asia Commercial Trust, REIT	15	15
Oversea-Chinese Banking Corp. Ltd.	21	198
Sea Ltd., ADR *	2	96
Seatrium Ltd. *	281	23
Sembcorp Industries Ltd.	6	19
Singapore Airlines Ltd.	9	42
Singapore Exchange Ltd.	6	38
Singapore Technologies Engineering Ltd.	10	27
Singapore Telecommunications Ltd.	52	91
STMicroelectronics NV	4	165
United Overseas Bank Ltd.	8	158
UOL Group Ltd.	3	13
		14,529
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
South Africa — 0.1%
Anglo American plc	18	456
Bid Corp. Ltd.	33	699
Capitec Bank Holdings Ltd.	11	981
Clicks Group Ltd.	43	633
FirstRand Ltd.	161	532
Sanlam Ltd.	123	432
		3,733
South Korea — 1.0%
Delivery Hero SE * (b)	1	29
Hana Financial Group, Inc.	14	395
HL Mando Co. Ltd.	21	507
KB Financial Group, Inc.	31	1,170
Kia Corp.	12	713
LG Chem Ltd.	3	1,044
NAVER Corp.	3	488
Samsung Electronics Co. Ltd.	420	20,899
Samsung Fire & Marine Insurance Co. Ltd.	3	614
SK Hynix, Inc.	20	1,757
SK Telecom Co. Ltd.	14	525
SM Entertainment Co. Ltd.	4	281
S-Oil Corp.	8	378
		28,800
Spain — 0.2%
Acciona SA	—	20
ACS Actividades de Construccion y Servicios SA	1	50
Aena SME SA (b)	—	69
Amadeus IT Group SA	3	163
Banco Bilbao Vizcaya Argentaria SA	38	297
Banco Santander SA	102	377
CaixaBank SA	26	106
Cellnex Telecom SA (b)	4	105
Corp. ACCIONA Energias Renovables SA	—	12
EDP Renovaveis SA	2	31
Enagas SA	2	26
Endesa SA	2	37
Grifols SA *	2	21
Iberdrola SA	38	429
Industria de Diseno Textil SA	70	2,406
Naturgy Energy Group SA	1	22
Redeia Corp. SA	3	40
INVESTMENTS	SHARES (000)	VALUE ($000)

Spain — continued
Repsol SA	8	119
Telefonica SA	33	126
		4,456
Sweden — 0.4%
Alfa Laval AB	2	59
Assa Abloy AB, Class B	6	135
Atlas Copco AB, Class A	209	2,701
Atlas Copco AB, Class B	10	111
Beijer Ref AB (a)	2	23
Boliden AB	2	44
Epiroc AB, Class A	4	69
Epiroc AB, Class B	2	34
EQT AB	2	41
Essity AB, Class B	4	88
Evolution AB (b)	1	103
Fastighets AB Balder, Class B *	4	17
Getinge AB, Class B	1	26
H & M Hennes & Mauritz AB, Class B (a)	4	55
Hexagon AB, Class B	13	107
Holmen AB, Class B	1	22
Husqvarna AB, Class B	2	14
Industrivarden AB, Class A	1	21
Industrivarden AB, Class C	1	25
Indutrade AB	2	30
Investment AB Latour, Class B	1	16
Investor AB, Class B	11	201
L E Lundbergforetagen AB, Class B	1	20
Lifco AB, Class B	1	27
Nibe Industrier AB, Class B	10	55
Saab AB, Class B	1	26
Sagax AB, Class B	1	23
Sandvik AB	7	115
Securitas AB, Class B	3	25
Skandinaviska Enskilda Banken AB, Class A	10	112
Skanska AB, Class B	2	32
SKF AB, Class B	2	35
Svenska Cellulosa AB SCA, Class B	4	53
Svenska Handelsbanken AB, Class A	9	79
Swedbank AB, Class A	5	88
Swedish Orphan Biovitrum AB *	1	26
Tele2 AB, Class B	4	25
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	17

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Sweden — continued
Telefonaktiebolaget LM Ericsson, Class B	19	83
Telia Co. AB (a)	16	33
Volvo AB, Class A	1	25
Volvo AB, Class B	367	7,280
Volvo Car AB, Class B * (a)	4	13
		12,117
Switzerland — 0.4%
ABB Ltd. (Registered)	10	340
Adecco Group AG (Registered)	1	38
Alcon, Inc.	3	226
Bachem Holding AG	—	15
Baloise Holding AG (Registered)	—	40
Banque Cantonale Vaudoise (Registered)	—	21
Barry Callebaut AG (Registered)	—	30
BKW AG	—	22
Chocoladefabriken Lindt & Spruengli AG	—	66
Chocoladefabriken Lindt & Spruengli AG (Registered)	—	109
Cie Financiere Richemont SA (Registered)	3	390
Clariant AG (Registered)	1	19
DSM-Firmenich AG	1	107
Dufry AG (Registered) *	1	22
EMS-Chemie Holding AG (Registered)	—	29
Geberit AG (Registered)	—	99
Givaudan SA (Registered)	—	196
Helvetia Holding AG (Registered)	—	31
Julius Baer Group Ltd.	1	77
Kuehne + Nagel International AG (Registered)	1	91
Logitech International SA (Registered)	1	81
Lonza Group AG (Registered)	1	163
Novartis AG (Registered)	13	1,214
Partners Group Holding AG	—	149
Sandoz Group AG *	3	67
Schindler Holding AG	—	51
Schindler Holding AG (Registered)	—	28
SGS SA (Registered)	1	77
SIG Group AG	2	42
Sika AG (Registered)	1	222
Sonova Holding AG (Registered)	1	78
Straumann Holding AG (Registered)	1	83
INVESTMENTS	SHARES (000)	VALUE ($000)

Switzerland — continued
Swatch Group AG (The)	—	46
Swatch Group AG (The) (Registered)	—	16
Swiss Life Holding AG (Registered)	—	120
Swiss Prime Site AG (Registered)	1	44
Swisscom AG (Registered)	—	96
Temenos AG (Registered)	1	29
UBS Group AG (Registered)	21	489
VAT Group AG (b)	—	59
Zurich Insurance Group AG	12	5,564
		10,686
Taiwan — 1.5%
Accton Technology Corp.	48	744
Advantech Co. Ltd.	41	422
ASE Technology Holding Co. Ltd.	160	560
ASPEED Technology, Inc.	7	559
Chailease Holding Co. Ltd.	84	456
Eclat Textile Co. Ltd.	35	557
eMemory Technology, Inc.	4	251
Largan Precision Co. Ltd.	9	576
Realtek Semiconductor Corp.	64	798
Taiwan Semiconductor Manufacturing Co. Ltd.	528	8,624
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	319	27,532
Wiwynn Corp.	8	379
		41,458
Thailand — 0.1%
PTT Exploration & Production PCL	142	649
Siam Cement PCL (The) (Registered)	57	452
Thai Oil PCL	588	770
		1,871
United Arab Emirates — 0.0% ^
NMC Health plc ‡ *	3	— (d)
United Kingdom — 2.1%
3i Group plc	115	2,705
abrdn plc	12	24
Admiral Group plc	1	39
Anglogold Ashanti plc	15	271
Ashtead Group plc	3	159
Associated British Foods plc	2	54
AstraZeneca plc	93	11,685
Auto Trader Group plc (b)	6	44
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
Aviva plc	17	84
BAE Systems plc	19	259
Barclays plc	98	158
Barratt Developments plc	6	31
Berkeley Group Holdings plc	1	33
BP plc	1,703	10,399
British American Tobacco plc	13	400
BT Group plc	41	56
Bunzl plc	2	76
Burberry Group plc	2	49
Centrica plc	36	68
CK Hutchison Holdings Ltd.	18	88
CNH Industrial NV	6	72
Coca-Cola Europacific Partners plc	1	74
Compass Group plc	11	276
Croda International plc	1	47
DCC plc	1	34
Diageo plc	71	2,675
Endava plc, ADR *	8	406
Entain plc	4	46
Halma plc	2	54
Hargreaves Lansdown plc	2	19
HSBC Holdings plc	125	904
HSBC Holdings plc	100	716
Imperial Brands plc	5	116
Informa plc	9	77
InterContinental Hotels Group plc	22	1,559
Intertek Group plc	1	48
J Sainsbury plc	11	33
JD Sports Fashion plc	16	25
Johnson Matthey plc	1	21
Kingfisher plc	12	31
Land Securities Group plc, REIT	4	31
Legal & General Group plc	38	97
Lloyds Banking Group plc	7,456	3,629
London Stock Exchange Group plc	3	271
M&G plc	14	34
Melrose Industries plc	9	49
National Grid plc	23	278
NatWest Group plc	37	80
Next plc	1	64
Ocado Group plc *	4	21
Pearson plc	4	47
Persimmon plc	2	25
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
Phoenix Group Holdings plc	5	26
Reckitt Benckiser Group plc	5	304
RELX plc	276	9,653
RELX plc	108	3,760
Rentokil Initial plc	16	81
Rolls-Royce Holdings plc *	53	140
Sage Group plc (The)	7	77
Schroders plc	5	23
Segro plc, REIT	7	64
Severn Trent plc	2	52
Smith & Nephew plc	6	62
Smiths Group plc	2	43
Spirax-Sarco Engineering plc	—	47
SSE plc	241	4,789
St. James's Place plc	3	27
Standard Chartered plc	15	115
Taylor Wimpey plc	22	30
TechnipFMC plc	69	1,480
Tesco plc	46	150
Unilever plc	16	754
United Utilities Group plc	4	56
Vodafone Group plc	146	134
Whitbread plc	1	51
Wise plc, Class A *	4	31
WPP plc	7	59
		60,549
United States — 27.6%
Abbott Laboratories (a)	3	301
AbbVie, Inc.	95	13,405
Adobe, Inc. *	21	10,994
Advanced Micro Devices, Inc. *	67	6,584
AECOM	7	563
Air Lease Corp.	12	398
Albertsons Cos., Inc., Class A	17	378
Align Technology, Inc. *	2	331
Alnylam Pharmaceuticals, Inc. *	4	655
Alphabet, Inc., Class C *	50	6,276
Amazon.com, Inc. *	365	48,608
American Express Co.	5	712
American Homes 4 Rent, Class A, REIT	13	440
AMETEK, Inc.	7	1,019
Analog Devices, Inc.	56	8,843
Apple Hospitality REIT, Inc., REIT (a)	17	267
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	19

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Apple, Inc.	172	29,441
Arista Networks, Inc. *	4	741
AutoZone, Inc. *	—	560
Axalta Coating Systems Ltd. *	13	340
Bank of America Corp.	446	11,751
Bath & Body Works, Inc.	11	330
Baxter International, Inc.	8	249
Berkshire Hathaway, Inc., Class B *	11	3,857
Best Buy Co., Inc.	10	663
Biogen, Inc. * (a)	3	687
BioMarin Pharmaceutical, Inc. *	5	406
BJ's Wholesale Club Holdings, Inc. *	7	503
Blackstone, Inc.	15	1,421
Boeing Co. (The) *	5	881
Booking Holdings, Inc. *	1	1,816
Booz Allen Hamilton Holding Corp.	7	780
Boston Scientific Corp. *	61	3,099
Bristol-Myers Squibb Co.	125	6,434
Brixmor Property Group, Inc., REIT	21	430
Broadcom, Inc.	2	2,078
Burlington Stores, Inc. *	1	142
Cadence Design Systems, Inc. *	3	761
Capital One Financial Corp.	14	1,423
Carlisle Cos., Inc.	2	408
Carnival Corp. *	12	134
Carrier Global Corp.	6	300
CBRE Group, Inc., Class A *	5	345
CDW Corp.	1	229
Cencora, Inc. (a)	11	2,096
Centene Corp. *	24	1,638
Charles Schwab Corp. (The)	116	6,042
Charter Communications, Inc., Class A *	11	4,371
Chemours Co. (The)	21	512
Cheniere Energy, Inc.	8	1,332
Chevron Corp.	66	9,589
Chubb Ltd.	2	455
Cigna Group (The)	2	478
Cisco Systems, Inc.	6	302
Citigroup, Inc.	18	693
Citizens Financial Group, Inc.	15	351
Claire's Stores, Inc. ‡ *	—	90
CME Group, Inc.	114	24,406
CNA Financial Corp.	6	241
Coca-Cola Co. (The)	440	24,850
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Columbia Sportswear Co.	4	275
Comcast Corp., Class A	19	803
Confluent, Inc., Class A * (a)	28	822
ConocoPhillips	74	8,774
Constellation Brands, Inc., Class A	3	703
Cooper Cos., Inc. (The)	3	782
Copart, Inc. *	30	1,292
Coterra Energy, Inc.	11	314
CRH plc	5	247
Crowdstrike Holdings, Inc., Class A *	4	780
CSL Ltd.	3	451
CSX Corp.	9	272
CVS Health Corp.	16	1,085
CyberArk Software Ltd. *	—	43
Deere & Co.	33	11,894
Dick's Sporting Goods, Inc.	4	393
Digital Realty Trust, Inc., REIT	9	1,159
Dollar Tree, Inc. *	2	259
Dominion Energy, Inc.	4	168
Domino's Pizza, Inc.	1	246
Dover Corp.	4	499
Dow, Inc.	136	6,551
EastGroup Properties, Inc., REIT	1	184
Eaton Corp. plc	2	503
Edison International	5	331
Eli Lilly & Co.	4	2,381
Emerson Electric Co.	9	794
Endeavor Group Holdings, Inc., Class A	10	233
Energizer Holdings, Inc.	9	277
Entegris, Inc.	8	704
Entergy Corp.	11	1,069
EOG Resources, Inc.	67	8,461
EP Energy Corp. ‡ *	5	7
Exact Sciences Corp. *	15	944
ExlService Holdings, Inc. *	34	876
Experian plc	6	177
Exxon Mobil Corp.	17	1,797
Federal Realty Investment Trust, REIT	4	358
FedEx Corp.	2	508
Ferguson plc	16	2,407
Ferrovial SE	3	97
Fidelity National Information Services, Inc.	15	747
Fifth Third Bancorp	6	136
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
First Citizens BancShares, Inc., Class A	—	498
Fiserv, Inc. *	11	1,284
FleetCor Technologies, Inc. *	1	293
FMC Corp.	12	624
Fortrea Holdings, Inc. * (a)	4	111
Fortune Brands Innovations, Inc.	7	384
Freeport-McMoRan, Inc.	12	413
Garmin Ltd.	6	630
General Dynamics Corp.	2	541
General Mills, Inc.	8	537
Globe Life, Inc.	3	306
Goodman Networks, Inc. ‡ *	3	— (d)
GSK plc	26	462
Haleon plc	35	141
HCA Healthcare, Inc.	3	582
Henry Schein, Inc. *	5	325
Hilton Worldwide Holdings, Inc.	64	9,695
Holcim AG	3	204
Home Depot, Inc. (The)	1	366
Honeywell International, Inc.	7	1,240
Howmet Aerospace, Inc.	5	200
Hubbell, Inc.	3	677
HubSpot, Inc. *	2	936
Huntington Bancshares, Inc.	25	242
IAC, Inc. *	8	336
Ingersoll Rand, Inc.	17	1,022
Intel Corp.	6	207
International Business Machines Corp.	2	322
Intuit, Inc.	5	2,373
Intuitive Surgical, Inc. *	4	1,104
Jabil, Inc.	8	1,040
James Hardie Industries plc, CHDI *	3	69
JB Hunt Transport Services, Inc.	5	786
Johnson & Johnson	63	9,346
Kenvue, Inc.	34	624
Keurig Dr Pepper, Inc.	24	723
Kimco Realty Corp., REIT	230	4,134
Kinder Morgan, Inc.	38	613
Knight-Swift Transportation Holdings, Inc.	4	212
Kontoor Brands, Inc.	12	546
Kraft Heinz Co. (The)	14	452
Laboratory Corp. of America Holdings	2	437
Lam Research Corp.	2	1,301
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Lamar Advertising Co., Class A, REIT	5	371
Lamb Weston Holdings, Inc. (a)	5	403
Liberty Broadband Corp., Class C *	4	343
Liberty Media Corp-Liberty Live, Class C *	5	154
Liberty Media Corp-Liberty SiriusXM *	17	405
Linde plc	8	3,050
Loews Corp.	19	1,209
Lowe's Cos., Inc.	10	1,816
Lululemon Athletica, Inc. *	2	779
M&T Bank Corp.	10	1,090
Marriott International, Inc., Class A	18	3,405
Martin Marietta Materials, Inc.	2	795
Masco Corp.	11	557
Mastercard, Inc., Class A	67	25,164
McDonald's Corp.	62	16,298
McKesson Corp.	2	779
Medtronic plc	4	264
Merck & Co., Inc.	4	433
Meta Platforms, Inc., Class A *	94	28,377
Mettler-Toledo International, Inc. *	—	313
MGIC Investment Corp.	20	340
Microsoft Corp.	208	70,474
Mid-America Apartment Communities, Inc., REIT	7	876
Middleby Corp. (The) *	3	322
Mohawk Industries, Inc. *	5	413
Monday.com Ltd. *	—	18
Mondelez International, Inc., Class A	4	278
MongoDB, Inc. *	3	1,063
Moran Foods Backstop Equity ‡ *	24	24
Morgan Stanley	21	1,469
Murphy USA, Inc.	1	417
MYT Holding LLC ‡ *	23	8
Natera, Inc. *	11	436
National Fuel Gas Co.	5	268
Nestle SA (Registered)	61	6,600
Netflix, Inc. *	3	1,276
Newell Brands, Inc.	30	203
Nexstar Media Group, Inc.	2	255
NextEra Energy, Inc.	184	10,700
NMG, Inc. ‡ *	1	120
Northern Trust Corp.	6	396
Northrop Grumman Corp.	1	363
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	21

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
nVent Electric plc	2	116
NVIDIA Corp.	62	25,448
Old Dominion Freight Line, Inc.	2	878
Oracle Corp.	20	2,093
Packaging Corp. of America	5	730
Palo Alto Networks, Inc. *	7	1,785
Performance Food Group Co. *	12	713
PG&E Corp. *	28	461
Philip Morris International, Inc.	14	1,279
Phillips 66	6	644
Pioneer Natural Resources Co.	5	1,251
PNC Financial Services Group, Inc. (The)	15	1,664
Pool Corp.	1	437
Post Holdings, Inc. *	6	444
Procter & Gamble Co. (The)	5	727
Progressive Corp. (The)	150	23,743
Prologis, Inc., REIT	142	14,307
Public Service Enterprise Group, Inc.	115	7,066
Public Storage, REIT	3	595
QIAGEN NV *	1	54
Quanta Services, Inc.	8	1,306
Quest Diagnostics, Inc.	3	325
Ralph Lauren Corp.	4	448
Rayonier, Inc., REIT	14	363
Regency Centers Corp., REIT	4	261
Regeneron Pharmaceuticals, Inc. *	20	15,886
Regions Financial Corp.	35	509
Roche Holding AG	37	9,650
Roche Holding AG	—	55
Ross Stores, Inc.	106	12,334
Royal Caribbean Cruises Ltd. *	5	397
Royalty Pharma plc, Class A	21	571
RTX Corp.	21	1,735
S&P Global, Inc.	30	10,434
Salesforce, Inc. *	2	452
Sanofi SA	7	653
Schneider Electric SE	3	530
Seagen, Inc. * (a)	1	285
Sealed Air Corp.	5	141
Silgan Holdings, Inc.	14	544
Snowflake, Inc., Class A *	6	819
Southwest Airlines Co.	10	230
State Street Corp.	5	345
Stellantis NV	14	263
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Sun Communities, Inc., REIT (a)	63	7,032
Swiss Re AG	2	204
Synopsys, Inc. *	2	979
Take-Two Interactive Software, Inc. *	6	744
Tapestry, Inc.	5	133
TD SYNNEX Corp.	4	362
Tenaris SA	3	47
Teradyne, Inc. (a)	24	2,013
Tesla, Inc. *	15	3,033
Texas Instruments, Inc. (e)	4	620
Texas Roadhouse, Inc.	4	399
Thermo Fisher Scientific, Inc.	3	1,194
Timken Co. (The)	4	263
TJX Cos., Inc. (The)	14	1,229
T-Mobile US, Inc. *	2	284
Trade Desk, Inc. (The), Class A *	17	1,182
Trane Technologies plc	8	1,521
Travelers Cos., Inc. (The)	10	1,740
Truist Financial Corp.	45	1,262
Uber Technologies, Inc. *	403	17,459
UDR, Inc., REIT	85	2,699
Union Pacific Corp.	3	582
United Parcel Service, Inc., Class B	4	622
UnitedHealth Group, Inc. (e)	69	36,839
US Bancorp	64	2,033
Ventas, Inc., REIT	4	165
Verizon Communications, Inc.	10	333
Vertex Pharmaceuticals, Inc. *	1	364
Vertiv Holdings Co.	3	118
Vulcan Materials Co.	1	179
Walmart, Inc.	6	1,059
Walt Disney Co. (The) *	7	581
Wells Fargo & Co.	184	7,300
Welltower, Inc., REIT	3	226
WESCO International, Inc.	5	688
WestRock Co.	8	282
WEX, Inc. *	2	268
Weyerhaeuser Co., REIT	25	715
Williams Cos., Inc. (The)	20	693
Willis Towers Watson plc	1	258
Windstream Holdings, Inc. ‡ *	1	5
Workday, Inc., Class A *	4	803
WR Berkley Corp.	5	359
Xcel Energy, Inc.	7	410
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Yum! Brands, Inc.	89	10,694
Zimmer Biomet Holdings, Inc.	3	273
		790,113
Total Common Stocks (Cost $1,068,996)		1,348,970
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 22.9%
Australia — 0.1%
FMG Resources August 2006 Pty. Ltd. 4.50%, 9/15/2027 (c)	537	483
Mineral Resources Ltd. 8.13%, 5/1/2027 (c)	1,294	1,259
Westpac Banking Corp. (3-MONTH CME TERM SOFR + 1.03%), 6.44%, 2/26/2024 (f)	2,061	2,065
		3,807
Canada — 1.1%
Bank of Montreal 2.15%, 3/8/2024	1,437	1,418
Bank of Nova Scotia (The)
(SOFRINDX + 0.96%), 6.31%, 3/11/2024 (a) (f)	547	548
(SOFRINDX + 0.44%), 5.77%, 4/15/2024 (f)	716	716
(SOFR + 0.38%), 5.69%, 7/31/2024 (f)	997	997
Bell Canada (The) Series US-3, 0.75%, 3/17/2024	308	302
Canadian Imperial Bank of Commerce
(SOFRINDX + 0.40%), 5.75%, 12/14/2023 (f)	2,247	2,247
3.10%, 4/2/2024	450	444
(SOFRINDX + 0.42%), 5.74%, 10/18/2024 (f)	382	381
Enbridge, Inc. 3.50%, 6/10/2024	1,984	1,954
Ontario Teachers' Finance Trust
1.13%, 5/15/2026 (b)	GBP4,950	5,432
1.10%, 10/19/2027 (c)	CAD773	486
4.25%, 4/25/2028 (c)	3,483	3,332
0.10%, 5/19/2028 (b)	EUR2,955	2,672
0.05%, 11/25/2030 (b)	EUR5,225	4,258
Open Text Corp. 3.88%, 2/15/2028 (c)	53	46
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canada — continued
Royal Bank of Canada
3.97%, 7/26/2024	2,601	2,566
0.65%, 7/29/2024	366	352
0.75%, 10/7/2024	804	766
Toronto-Dominion Bank (The) (SOFR + 0.36%), 5.71%, 3/4/2024 (f)	2,275	2,275
TransCanada PipeLines Ltd. 1.00%, 10/12/2024	1,076	1,025
		32,217
France — 0.3%
Dexia Credit Local SA
1.63%, 12/8/2023 (b)	GBP1,800	2,179
1.25%, 11/26/2024 (b)	EUR2,100	2,163
0.25%, 12/10/2026 (b)	GBP4,200	4,398
		8,740
Germany — 0.3%
Daimler Truck Finance North America LLC (SOFR + 1.00%), 6.33%, 4/5/2024 (c) (f)	275	275
Kreditanstalt fuer Wiederaufbau 0.00%, 3/31/2027 (b)	EUR7,500	7,126
		7,401
Italy — 0.0% ^
Enel Finance International NV 2.65%, 9/10/2024 (c)	1,028	996
Japan — 0.1%
NTT Finance Corp. 0.58%, 3/1/2024 (c)	319	313
Sumitomo Mitsui Financial Group, Inc.
2.70%, 7/16/2024	1,068	1,044
2.45%, 9/27/2024	679	658
Sumitomo Mitsui Trust Bank Ltd. 0.80%, 9/16/2024 (c)	865	826
		2,841
Netherlands — 0.5%
Nederlandse Waterschapsbank NV
2.00%, 12/16/2024 (b)	GBP9,110	10,643
3.50%, 7/20/2027	AUD3,120	1,870
		12,513
Saudi Arabia — 0.0% ^
Saudi Arabian Oil Co. 1.25%, 11/24/2023 (c)	400	398
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	23

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Singapore — 0.3%
Temasek Financial I Ltd.
3.63%, 8/1/2028 (c)	6,158	5,751
1.63%, 8/2/2031 (c)	2,593	1,978
		7,729
South Korea — 0.1%
Korea Development Bank (The) 2.13%, 10/1/2024	1,826	1,765
Korea Southern Power Co. Ltd. 0.75%, 1/27/2026 (c)	2,155	1,931
		3,696
Spain — 0.1%
Banco Santander SA (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.45%), 5.74%, 6/30/2024 (f)	1,900	1,894
Sweden — 0.0% ^
Svenska Handelsbanken AB 0.55%, 6/11/2024 (c)	351	340
Switzerland — 0.1%
UBS AG
(SOFR + 0.45%), 5.83%, 8/9/2024 (c) (f)	1,647	1,644
(SOFR + 0.93%), 6.28%, 9/11/2025 (f)	624	623
		2,267
United Kingdom — 0.1%
HSBC Holdings plc (SOFR + 0.58%), 5.95%, 11/22/2024 (f)	2,270	2,270
Reynolds American, Inc. 4.45%, 6/12/2025	443	432
		2,702
United States — 19.8%
Adient Global Holdings Ltd. 7.00%, 4/15/2028 (c)	2,101	2,068
Aethon United BR LP 8.25%, 2/15/2026 (c)	831	825
Affinity Interactive 6.88%, 12/15/2027 (c)	789	643
AG Issuer LLC 6.25%, 3/1/2028 (c)	263	242
AG TTMT Escrow Issuer LLC 8.63%, 9/30/2027 (c)	2,470	2,481
Albertsons Cos., Inc.
3.25%, 3/15/2026 (c)	1,875	1,732
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
7.50%, 3/15/2026 (c)	2,445	2,484
4.63%, 1/15/2027 (c)	1,271	1,191
5.88%, 2/15/2028 (c)	1,788	1,713
Allegiant Travel Co. 7.25%, 8/15/2027 (c)	740	670
Alliant Holdings Intermediate LLC
4.25%, 10/15/2027 (c)	3,128	2,750
6.75%, 4/15/2028 (c)	2,868	2,725
Allied Universal Holdco LLC
6.63%, 7/15/2026 (c)	3,016	2,824
4.63%, 6/1/2028 (c)	4,687	3,827
American Airlines, Inc.
11.75%, 7/15/2025 (c)	2,922	3,096
5.50%, 4/20/2026 (c)	2,660	2,586
7.25%, 2/15/2028 (c)	2,931	2,725
American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (c)	2,582	2,318
American Express Co. 2.50%, 7/30/2024	2,337	2,280
AmeriGas Partners LP 9.38%, 6/1/2028 (c)	483	477
Amkor Technology, Inc. 6.63%, 9/15/2027 (a) (c)	687	669
AMN Healthcare, Inc. 4.63%, 10/1/2027 (c)	1,506	1,352
Antero Midstream Partners LP
7.88%, 5/15/2026 (c)	2,767	2,787
5.75%, 3/1/2027 (c)	1,191	1,138
APX Group, Inc. 6.75%, 2/15/2027 (c)	2,338	2,257
Arches Buyer, Inc. 4.25%, 6/1/2028 (c)	1,526	1,264
Archrock Partners LP
6.88%, 4/1/2027 (c)	1,883	1,810
6.25%, 4/1/2028 (c)	1,405	1,305
Ardagh Metal Packaging Finance USA LLC 6.00%, 6/15/2027 (c)	2,128	2,011
Ardagh Packaging Finance plc
5.25%, 4/30/2025 (c)	2,880	2,774
4.13%, 8/15/2026 (c)	3,437	3,033
Ascent Resources Utica Holdings LLC 7.00%, 11/1/2026 (c)	1,546	1,493
ASGN, Inc. 4.63%, 5/15/2028 (c)	1,785	1,581
Avantor Funding, Inc. 4.63%, 7/15/2028 (c)	3,103	2,762
Avient Corp. 5.75%, 5/15/2025 (c)	799	783
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Axalta Coating Systems LLC 4.75%, 6/15/2027 (c)	1,836	1,691
Ball Corp. 6.88%, 3/15/2028	2,475	2,468
Berry Global, Inc. 5.63%, 7/15/2027 (c)	734	701
Block, Inc. 2.75%, 6/1/2026	2,998	2,690
Blue Racer Midstream LLC 7.63%, 12/15/2025 (c)	766	767
Boxer Parent Co., Inc. 7.13%, 10/2/2025 (c)	2,251	2,220
Boyd Gaming Corp. 4.75%, 12/1/2027 (a)	2,945	2,680
Brookfield Property REIT, Inc. REIT, 5.75%, 5/15/2026 (c)	3,010	2,756
Buckeye Partners LP 4.13%, 3/1/2025 (c)	964	918
Caesars Entertainment, Inc.
6.25%, 7/1/2025 (c)	3,249	3,197
8.13%, 7/1/2027 (c)	2,797	2,771
California Resources Corp. 7.13%, 2/1/2026 (c)	771	774
Calpine Corp.
4.50%, 2/15/2028 (c)	3,100	2,795
5.13%, 3/15/2028 (c)	787	704
Camelot Finance SA 4.50%, 11/1/2026 (c)	665	615
Cargo Aircraft Management, Inc. 4.75%, 2/1/2028 (c)	1,624	1,433
Carnival Corp.
7.63%, 3/1/2026 (c)	2,883	2,803
5.75%, 3/1/2027 (c)	3,062	2,734
9.88%, 8/1/2027 (a) (c)	1,821	1,898
4.00%, 8/1/2028 (c)	1,062	924
Carnival Holdings Bermuda Ltd. 10.38%, 5/1/2028 (c)	2,564	2,734
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (c)	849	811
CEC Entertainment LLC 6.75%, 5/1/2026 (c)	941	879
Cedar Fair LP 5.50%, 5/1/2025 (c)	2,857	2,800
Century Communities, Inc. 6.75%, 6/1/2027	2,136	2,062
Chesapeake Energy Corp. 5.50%, 2/1/2026 (c)	1,652	1,604
Churchill Downs, Inc. 5.50%, 4/1/2027 (c)	2,316	2,172
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Cigna Group (The) 0.61%, 3/15/2024	965	946
Cinemark USA, Inc. 5.25%, 7/15/2028 (a) (c)	1,949	1,683
Civitas Resources, Inc.
5.00%, 10/15/2026 (c)	65	61
8.38%, 7/1/2028 (c)	1,905	1,917
Clarios Global LP
6.25%, 5/15/2026 (c)	2,846	2,782
6.75%, 5/15/2028 (a) (c)	3,130	3,051
Clean Harbors, Inc. 4.88%, 7/15/2027 (c)	2,277	2,123
Clear Channel Outdoor Holdings, Inc. 5.13%, 8/15/2027 (a) (c)	3,623	3,220
Cleveland-Cliffs, Inc.
6.75%, 3/15/2026 (c)	903	898
5.88%, 6/1/2027 (a)	2,559	2,438
Cogent Communications Group, Inc. 3.50%, 5/1/2026 (c)	2,243	2,030
CommScope, Inc. 6.00%, 3/1/2026 (c)	3,108	2,611
Community Health Systems, Inc.
8.00%, 3/15/2026 (c)	2,862	2,616
5.63%, 3/15/2027 (c)	3,210	2,608
8.00%, 12/15/2027 (c)	2,839	2,408
Compass Minerals International, Inc. 6.75%, 12/1/2027 (c)	730	688
Corebridge Financial, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 6.88%, 12/15/2052 (f)	2	2
CoreCivic, Inc. 8.25%, 4/15/2026	779	789
CoreLogic, Inc. 4.50%, 5/1/2028 (a) (c)	1,316	1,043
Coty, Inc. 5.00%, 4/15/2026 (c)	1,857	1,774
Cox Communications, Inc. 3.15%, 8/15/2024 (c)	944	922
Crescent Energy Finance LLC
7.25%, 5/1/2026 (c)	1,999	1,935
9.25%, 2/15/2028 (c)	209	210
Crown Americas LLC 4.75%, 2/1/2026	2,494	2,398
CSC Holdings LLC 11.25%, 5/15/2028 (c)	2,928	2,793
Cushman & Wakefield US Borrower LLC 6.75%, 5/15/2028 (c)	2,415	2,203
CVR Energy, Inc. 5.25%, 2/15/2025 (c)	777	762
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	25

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
CVR Partners LP 6.13%, 6/15/2028 (c)	736	650
Darling Ingredients, Inc. 5.25%, 4/15/2027 (c)	2,165	2,060
Delta Air Lines, Inc.
2.90%, 10/28/2024	996	956
7.38%, 1/15/2026	2,773	2,801
Directv Financing LLC 5.88%, 8/15/2027 (c)	3,656	3,203
DISH DBS Corp. 5.25%, 12/1/2026 (c)	3,778	3,048
DISH Network Corp. 11.75%, 11/15/2027 (c)	3,085	3,056
Dollar General Corp. 4.25%, 9/20/2024	1,305	1,283
DTE Energy Co. Series C, 2.53%, 10/1/2024 (g)	699	677
Earthstone Energy Holdings LLC 8.00%, 4/15/2027 (c)	329	334
Edgewell Personal Care Co. 5.50%, 6/1/2028 (c)	78	71
Edison International (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 8.13%, 6/15/2053 (f)	1,987	1,916
Encompass Health Corp. 4.50%, 2/1/2028	1,158	1,044
EnLink Midstream LLC 5.63%, 1/15/2028 (c)	2,189	2,064
Enviva Partners LP 6.50%, 1/15/2026 (c)	1,452	1,020
EQM Midstream Partners LP
7.50%, 6/1/2027 (c)	2,797	2,770
6.50%, 7/1/2027 (c)	241	234
EquipmentShare.com, Inc. 9.00%, 5/15/2028 (c)	2,137	2,009
Fair Isaac Corp. 4.00%, 6/15/2028 (c)	1,303	1,160
Fiserv, Inc. 2.75%, 7/1/2024	1,160	1,135
Florida Power & Light Co. (SOFRINDX + 0.38%), 5.70%, 1/12/2024 (f)	1,162	1,162
Ford Motor Credit Co. LLC
4.06%, 11/1/2024	1,967	1,915
2.30%, 2/10/2025	2,056	1,941
5.13%, 6/16/2025	1,971	1,918
3.38%, 11/13/2025	1,212	1,131
6.95%, 3/6/2026	764	765
2.90%, 2/16/2028	3,362	2,860
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
6.80%, 5/12/2028	867	865
Fortress Transportation and Infrastructure Investors LLC
6.50%, 10/1/2025 (c)	2,807	2,779
5.50%, 5/1/2028 (c)	935	850
Freedom Mortgage Corp. 6.63%, 1/15/2027 (c)	2,434	2,107
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (c)	1,404	1,280
5.00%, 5/1/2028 (c)	3,639	3,142
FTAI Infra Escrow Holdings LLC 10.50%, 6/1/2027 (c)	1,377	1,338
Gartner, Inc. 4.50%, 7/1/2028 (c)	2,704	2,433
Gates Global LLC 6.25%, 1/15/2026 (a) (c)	759	743
Gen Digital, Inc. 6.75%, 9/30/2027 (c)	910	886
Genesis Energy LP 8.00%, 1/15/2027	2,556	2,454
Genting New York LLC 3.30%, 2/15/2026 (c)	784	700
Global Net Lease, Inc. REIT, 3.75%, 12/15/2027 (c)	1,174	889
Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (c)	2,345	2,198
Goldman Sachs Group, Inc. (The)
3.63%, 2/20/2024	417	414
3.85%, 7/8/2024	1,688	1,663
Goodyear Tire & Rubber Co. (The) 9.50%, 5/31/2025	2,521	2,550
GoTo Group, Inc. 5.50%, 9/1/2027 (a) (c)	1,290	673
Grand Canyon University 4.13%, 10/1/2024	2,210	2,102
Gray Television, Inc. 7.00%, 5/15/2027 (c)	2,200	1,865
Griffon Corp. 5.75%, 3/1/2028	2,197	1,984
GrubHub Holdings, Inc. 5.50%, 7/1/2027 (a) (c)	933	686
HAT Holdings I LLC REIT, 3.38%, 6/15/2026 (c)	3,017	2,656
Hawaiian Brand Intellectual Property Ltd. 5.75%, 1/20/2026 (c)	3,105	2,294
Heartland Dental LLC 10.50%, 4/30/2028 (c)	1,298	1,248
Herbalife Nutrition Ltd. 7.88%, 9/1/2025 (c)	1,543	1,452
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Herc Holdings, Inc. 5.50%, 7/15/2027 (c)	2,991	2,811
Hess Midstream Operations LP
5.63%, 2/15/2026 (c)	2,215	2,145
5.13%, 6/15/2028 (c)	1,187	1,096
Hewlett Packard Enterprise Co. 5.90%, 10/1/2024	1,275	1,273
Hilton Domestic Operating Co., Inc.
5.38%, 5/1/2025 (c)	1,898	1,866
5.75%, 5/1/2028 (c)	961	921
Holly Energy Partners LP 5.00%, 2/1/2028 (c)	2,241	2,074
Howmet Aerospace, Inc. 6.88%, 5/1/2025	759	762
HSBC USA, Inc. 3.50%, 6/23/2024	260	255
Icahn Enterprises LP
4.75%, 9/15/2024	2,853	2,736
6.25%, 5/15/2026	3,037	2,776
5.25%, 5/15/2027	927	794
iHeartCommunications, Inc.
6.38%, 5/1/2026	2,326	1,896
5.25%, 8/15/2027 (a) (c)	3,056	2,240
4.75%, 1/15/2028 (c)	555	392
International Game Technology plc
4.13%, 4/15/2026 (c)	2,009	1,890
6.25%, 1/15/2027 (c)	1,437	1,400
IQVIA, Inc. 5.00%, 5/15/2027 (c)	2,970	2,794
IRB Holding Corp. 7.00%, 6/15/2025 (c)	2,486	2,467
Iron Mountain, Inc. REIT, 5.00%, 7/15/2028 (c)	1,520	1,360
Jackson Financial, Inc. 1.13%, 11/22/2023	590	588
Jackson National Life Global Funding (SOFR + 1.15%), 6.49%, 6/28/2024 (c) (f)	2,168	2,172
Jersey Central Power & Light Co. 4.70%, 4/1/2024 (c)	884	878
Kaiser Aluminum Corp. 4.63%, 3/1/2028 (c)	1,540	1,283
Keurig Dr Pepper, Inc. 0.75%, 3/15/2024	1,337	1,311
LABL, Inc. 6.75%, 7/15/2026 (c)	2,936	2,699
Lamar Media Corp. 3.75%, 2/15/2028	2,426	2,149
Las Vegas Sands Corp.
2.90%, 6/25/2025	1,379	1,295
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
3.50%, 8/18/2026	2,300	2,105
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (c)	2,405	2,177
Legacy LifePoint Health LLC 4.38%, 2/15/2027 (c)	3,388	2,802
Level 3 Financing, Inc.
3.40%, 3/1/2027 (c)	2,407	2,229
4.63%, 9/15/2027 (c)	2,938	1,954
4.25%, 7/1/2028 (c)	260	147
Liberty Mutual Group, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.32%), 4.13%, 12/15/2051 (c) (f)	724	575
Life Time, Inc. 5.75%, 1/15/2026 (c)	944	914
Light & Wonder International, Inc. 7.00%, 5/15/2028 (c)	2,412	2,351
Live Nation Entertainment, Inc.
6.50%, 5/15/2027 (c)	122	119
4.75%, 10/15/2027 (a) (c)	3,014	2,754
3.75%, 1/15/2028 (c)	2,376	2,077
LSF9 Atlantis Holdings LLC 7.75%, 2/15/2026 (c)	2,472	2,231
Madison IAQ LLC 4.13%, 6/30/2028 (c)	1,981	1,655
Marsh & McLennan Cos., Inc. 3.88%, 3/15/2024	582	578
Masonite International Corp. 5.38%, 2/1/2028 (c)	751	692
Matador Resources Co. 6.88%, 4/15/2028 (c)	420	412
Match Group Holdings II LLC 4.63%, 6/1/2028 (a) (c)	2,253	2,023
Mauser Packaging Solutions Holding Co. 7.88%, 8/15/2026 (c)	3,285	3,077
Metropolitan Life Global Funding I (SOFR + 0.30%), 5.64%, 9/27/2024 (c) (f)	275	275
MGM Resorts International
6.75%, 5/1/2025	1,860	1,850
5.50%, 4/15/2027	1,612	1,504
Michaels Cos., Inc. (The) 5.25%, 5/1/2028 (c)	1,708	1,238
ModivCare, Inc. 5.88%, 11/15/2025 (c)	1,489	1,407
Mohegan Tribal Gaming Authority 8.00%, 2/1/2026 (c)	3,085	2,834
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	27

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Molina Healthcare, Inc. 4.38%, 6/15/2028 (c)	2,051	1,825
Moog, Inc. 4.25%, 12/15/2027 (c)	2,265	2,016
Murphy Oil Corp. 5.88%, 12/1/2027	2,218	2,133
Nabors Industries Ltd. 7.25%, 1/15/2026 (c)	2,201	2,068
Nabors Industries, Inc. 7.38%, 5/15/2027 (c)	1,075	999
Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027 (c)	582	541
Navient Corp.
5.00%, 3/15/2027 (a)	2,861	2,513
4.88%, 3/15/2028	109	90
NCL Corp. Ltd.
5.88%, 2/15/2027 (c)	2,983	2,746
8.38%, 2/1/2028 (c)	3,151	3,122
New Enterprise Stone & Lime Co., Inc. 5.25%, 7/15/2028 (c)	2,374	2,095
New Fortress Energy, Inc.
6.75%, 9/15/2025 (c)	2,886	2,677
6.50%, 9/30/2026 (c)	2,493	2,233
Newell Brands, Inc.
4.88%, 6/1/2025	1,940	1,862
6.38%, 9/15/2027 (a)	947	887
Nexstar Media, Inc. 5.63%, 7/15/2027 (c)	3,066	2,759
NextEra Energy Capital Holdings, Inc. 2.94%, 3/21/2024	536	530
NextEra Energy Operating Partners LP 3.88%, 10/15/2026 (c)	1,381	1,256
NGL Energy Operating LLC 7.50%, 2/1/2026 (c)	2,879	2,810
Novelis Corp. 3.25%, 11/15/2026 (c)	2,011	1,790
NuStar Logistics LP
5.75%, 10/1/2025	2,171	2,101
6.00%, 6/1/2026	724	699
OneMain Finance Corp. 3.50%, 1/15/2027	3,314	2,800
Organon & Co. 4.13%, 4/30/2028 (c)	3,161	2,730
Outfront Media Capital LLC 5.00%, 8/15/2027 (c)	2,519	2,238
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (c)	2,300	2,185
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (c)	3,006	2,622
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Paramount Global (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.00%), 6.38%, 3/30/2062 (f)	1,114	820
Park Intermediate Holdings LLC REIT, 7.50%, 6/1/2025 (c)	2,273	2,250
PBF Holding Co. LLC 6.00%, 2/15/2028	946	870
PennyMac Financial Services, Inc. 5.38%, 10/15/2025 (c)	811	772
Penske Automotive Group, Inc. 3.50%, 9/1/2025	765	726
Performance Food Group, Inc. 5.50%, 10/15/2027 (c)	2,940	2,749
PetSmart, Inc. 4.75%, 2/15/2028 (c)	3,186	2,819
PG&E Corp. 5.00%, 7/1/2028	2,012	1,823
Presidio Holdings, Inc. 4.88%, 2/1/2027 (c)	2,023	1,853
Prime Healthcare Services, Inc. 7.25%, 11/1/2025 (c)	922	839
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (c)	2,856	2,771
3.38%, 8/31/2027 (c)	323	284
6.25%, 1/15/2028 (c)	3,409	3,161
PTC, Inc.
3.63%, 2/15/2025 (c)	920	887
4.00%, 2/15/2028 (c)	2,065	1,831
Public Service Enterprise Group, Inc. 2.88%, 6/15/2024	1,150	1,127
Republic Services, Inc. 2.50%, 8/15/2024	689	670
Rithm Capital Corp. REIT, 6.25%, 10/15/2025 (c)	1,295	1,226
Rocket Mortgage LLC 2.88%, 10/15/2026 (c)	3,207	2,792
Royal Caribbean Cruises Ltd.
4.25%, 7/1/2026 (c)	3,070	2,823
5.50%, 8/31/2026 (c)	2,906	2,742
5.38%, 7/15/2027 (c)	370	341
11.63%, 8/15/2027 (c)	2,627	2,849
5.50%, 4/1/2028 (c)	946	863
Sabre GLBL, Inc.
8.63%, 6/1/2027 (c)	946	785
11.25%, 12/15/2027 (a) (c)	1,423	1,267
SBA Communications Corp. REIT, 3.88%, 2/15/2027	3,107	2,830
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
SCIH Salt Holdings, Inc. 4.88%, 5/1/2028 (c)	2,854	2,464
SCIL IV LLC 5.38%, 11/1/2026 (c)	1,762	1,563
Sealed Air Corp.
5.50%, 9/15/2025 (c)	99	96
6.13%, 2/1/2028 (c)	1,728	1,645
Select Medical Corp. 6.25%, 8/15/2026 (c)	2,902	2,823
Service Properties Trust
REIT, 4.35%, 10/1/2024	2,935	2,813
REIT, 7.50%, 9/15/2025	529	514
Silgan Holdings, Inc. 4.13%, 2/1/2028	1,799	1,589
Sirius XM Radio, Inc.
3.13%, 9/1/2026 (c)	2,579	2,313
4.00%, 7/15/2028 (c)	3,316	2,820
SLM Corp.
4.20%, 10/29/2025	977	909
3.13%, 11/2/2026	2,039	1,773
Sotheby's 7.38%, 10/15/2027 (c)	1,485	1,326
Specialty Building Products Holdings LLC 6.38%, 9/30/2026 (c)	1,050	977
Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (c)	2,827	2,820
Spirit Loyalty Cayman Ltd. 8.00%, 9/20/2025 (c)	3,010	2,220
SRS Distribution, Inc. 4.63%, 7/1/2028 (c)	1,911	1,667
SS&C Technologies, Inc. 5.50%, 9/30/2027 (c)	3,294	3,091
Staples, Inc. 7.50%, 4/15/2026 (a) (c)	3,403	2,776
Station Casinos LLC 4.50%, 2/15/2028 (c)	1,991	1,719
Summit Midstream Holdings LLC 9.00%, 10/15/2026 (c) (g)	268	257
Sunoco LP 6.00%, 4/15/2027	1,563	1,505
Tallgrass Energy Partners LP 7.50%, 10/1/2025 (c)	1,519	1,496
Talos Production, Inc. 12.00%, 1/15/2026	1,531	1,591
Tampa Electric Co. 3.88%, 7/12/2024	468	461
Taylor Morrison Communities, Inc.
5.88%, 6/15/2027 (c)	1,249	1,171
5.75%, 1/15/2028 (c)	936	850
TEGNA, Inc.
4.75%, 3/15/2026 (c)	1,552	1,448
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
4.63%, 3/15/2028	2,179	1,879
Teleflex, Inc. 4.25%, 6/1/2028 (c)	1,421	1,254
Tenet Healthcare Corp.
4.88%, 1/1/2026	3,086	2,958
6.25%, 2/1/2027	2,791	2,676
5.13%, 11/1/2027	2,989	2,759
4.63%, 6/15/2028	729	649
Townsquare Media, Inc. 6.88%, 2/1/2026 (a) (c)	2,233	2,064
TransDigm, Inc.
6.25%, 3/15/2026 (c)	2,757	2,692
7.50%, 3/15/2027	3,146	3,142
5.50%, 11/15/2027	2,986	2,780
6.75%, 8/15/2028 (c)	2,572	2,497
Transocean Titan Financing Ltd. 8.38%, 2/1/2028 (c)	2,773	2,784
Travel + Leisure Co. 6.63%, 7/31/2026 (c)	2,377	2,319
TripAdvisor, Inc. 7.00%, 7/15/2025 (c)	1,624	1,608
Uber Technologies, Inc.
7.50%, 5/15/2025 (c)	1,869	1,871
8.00%, 11/1/2026 (c)	1,844	1,857
7.50%, 9/15/2027 (c)	2,726	2,733
6.25%, 1/15/2028 (c)	936	901
United Airlines, Inc. 4.38%, 4/15/2026 (c)	3,319	3,079
United Rentals North America, Inc. 3.88%, 11/15/2027 (a)	2,614	2,399
United Wholesale Mortgage LLC
5.50%, 11/15/2025 (c)	2,071	1,968
5.75%, 6/15/2027 (c)	1,282	1,167
Uniti Group LP
REIT, 10.50%, 2/15/2028 (c)	2,741	2,639
REIT, 4.75%, 4/15/2028 (c)	3,034	2,452
Univision Communications, Inc.
6.63%, 6/1/2027 (c)	2,934	2,680
8.00%, 8/15/2028 (c)	1,349	1,274
Urban One, Inc. 7.38%, 2/1/2028 (c)	1,915	1,575
US Acute Care Solutions LLC 6.38%, 3/1/2026 (c)	1,946	1,656
Vail Resorts, Inc. 6.25%, 5/15/2025 (c)	768	763
Venture Global LNG, Inc. 8.13%, 6/1/2028 (c)	2,816	2,734
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	29

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Veritas US, Inc. 7.50%, 9/1/2025 (c)	1,135	929
Viasat, Inc. 5.63%, 4/15/2027 (c)	2,242	1,957
Vistra Operations Co. LLC
5.50%, 9/1/2026 (c)	135	128
5.63%, 2/15/2027 (c)	2,986	2,810
5.00%, 7/31/2027 (c)	2,085	1,907
WASH Multifamily Acquisition, Inc. 5.75%, 4/15/2026 (c)	1,231	1,139
Wesco Aircraft Holdings, Inc. 9.00%, 11/15/2026 (a) (c) (h)	227	22
WESCO Distribution, Inc.
7.13%, 6/15/2025 (c)	1,890	1,889
7.25%, 6/15/2028 (c)	2,795	2,777
Western Alliance Bancorp (3-MONTH CME TERM SOFR + 2.25%), 3.00%, 6/15/2031 (a) (f)	823	629
William Carter Co. (The) 5.63%, 3/15/2027 (c)	2,163	2,049
Williams Cos., Inc. (The) 4.50%, 11/15/2023	1,150	1,149
Williams Scotsman, Inc. 6.13%, 6/15/2025 (c)	737	724
WR Grace Holdings LLC 4.88%, 6/15/2027 (c)	1,075	966
Xerox Holdings Corp.
5.00%, 8/15/2025 (c)	858	789
5.50%, 8/15/2028 (c)	1,218	941
XHR LP REIT, 6.38%, 8/15/2025 (c)	538	522
Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (a) (c)	3,587	2,700
		567,555
Total Corporate Bonds (Cost $675,732)		655,096
Foreign Government Securities — 13.2%
Australia — 0.3%
Commonwealth of Australia
3.25%, 4/21/2025 (b)	AUD2,101	1,309
2.75%, 11/21/2029 (b)	AUD3,125	1,786
1.75%, 11/21/2032 (b)	AUD8,055	3,939
2.75%, 6/21/2035 (b)	AUD726	370
2.75%, 5/21/2041 (b)	AUD1,373	621
3.00%, 3/21/2047 (b)	AUD374	164
1.75%, 6/21/2051 (b)	AUD890	274
		8,463
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Belgium — 0.4%
Kingdom of Belgium
0.80%, 6/22/2027 (b)	EUR3,755	3,676
0.90%, 6/22/2029 (b)	EUR1,010	951
1.00%, 6/22/2031 (b)	EUR1,930	1,733
3.00%, 6/22/2034 (b)	EUR1,765	1,782
1.45%, 6/22/2037 (b)	EUR473	380
1.90%, 6/22/2038 (b)	EUR995	830
3.75%, 6/22/2045 (b)	EUR575	589
1.60%, 6/22/2047 (b)	EUR267	180
1.70%, 6/22/2050 (b)	EUR996	656
2.15%, 6/22/2066 (b)	EUR652	443
0.65%, 6/22/2071 (b)	EUR155	56
		11,276
Canada — 0.6%
Canada Government Bond
0.25%, 3/1/2026	CAD1,470	961
1.00%, 9/1/2026	CAD3,895	2,558
1.00%, 6/1/2027	CAD2,715	1,753
2.25%, 6/1/2029	CAD2,481	1,633
0.50%, 12/1/2030	CAD62	35
1.50%, 6/1/2031	CAD560	336
2.75%, 6/1/2033	CAD20	13
4.00%, 6/1/2041	CAD520	374
2.75%, 12/1/2048	CAD403	237
2.00%, 12/1/2051	CAD1,964	963
2.75%, 12/1/2064	CAD1,027	572
Province of Alberta 2.90%, 12/1/2028	CAD410	274
Province of British Columbia
4.70%, 6/18/2037	CAD880	617
2.95%, 6/18/2050	CAD505	259
Province of Ontario
2.30%, 9/8/2024	CAD3,210	2,262
0.01%, 11/25/2030 (b)	EUR5,800	4,788
		17,635
Denmark — 0.1%
Kingdom of Denmark
1.75%, 11/15/2025	DKK2,373	327
0.50%, 11/15/2027	DKK3,009	389
0.50%, 11/15/2029	DKK4,850	599
2.25%, 11/15/2033	DKK1,145	151
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Denmark — continued
4.50%, 11/15/2039	DKK3,192	524
0.25%, 11/15/2052	DKK2,400	154
		2,144
France — 0.7%
French Republic
0.00%, 11/25/2029 (b)	EUR7,975	7,022
1.50%, 5/25/2031 (b)	EUR460	433
1.25%, 5/25/2036 (b)	EUR4,102	3,320
1.75%, 6/25/2039 (b)	EUR2,273	1,853
3.25%, 5/25/2045 (b)	EUR1,854	1,785
2.00%, 5/25/2048 (b)	EUR2,810	2,088
1.50%, 5/25/2050 (b)	EUR3,492	2,236
0.75%, 5/25/2053 (b)	EUR559	266
1.75%, 5/25/2066 (b)	EUR851	512
		19,515
Germany — 0.3%
Bundesrepublik Deutschland
4.00%, 1/4/2037 (b)	EUR3,700	4,345
2.50%, 7/4/2044 (b)	EUR1,865	1,799
1.25%, 8/15/2048 (b)	EUR2,920	2,131
0.00%, 8/15/2050 (b)	EUR2,437	1,167
1.80%, 8/15/2053 (b)	EUR530	422
		9,864
Hungary — 0.1%
Hungary Government Bond
0.13%, 9/21/2028 (c)	EUR893	741
2.13%, 9/22/2031 (c)	1,158	833
		1,574
Indonesia — 0.1%
Republic of Indonesia
2.15%, 7/18/2024 (b)	EUR1,120	1,164
1.30%, 3/23/2034	EUR902	676
		1,840
Italy — 1.8%
Buoni Poliennali del Tesoro
1.85%, 7/1/2025 (b)	EUR2,117	2,171
3.60%, 9/29/2025 (b)	EUR3,540	3,731
0.00%, 4/1/2026 (b)	EUR1,419	1,372
0.00%, 8/1/2026 (b)	EUR1,710	1,633
4.04%, 9/15/2026 (b)	EUR4,110	4,537
1.25%, 12/1/2026 (b)	EUR1,550	1,521
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Italy — continued
3.40%, 4/1/2028 (b)	EUR3,900	4,035
0.50%, 7/15/2028 (b)	EUR5,630	5,080
2.80%, 12/1/2028 (b)	EUR8,185	8,184
3.50%, 3/1/2030 (b)	EUR8,310	8,461
1.65%, 3/1/2032 (b)	EUR1,583	1,353
3.35%, 3/1/2035 (b)	EUR250	231
2.25%, 9/1/2036 (b)	EUR2,632	2,093
0.95%, 3/1/2037 (b)	EUR960	629
3.25%, 3/1/2038 (b)	EUR1,413	1,232
4.75%, 9/1/2044 (b)	EUR122	123
3.25%, 9/1/2046 (b)	EUR190	152
2.15%, 3/1/2072 (b)	EUR1	1
Italian Republic Government Bond 2.38%, 10/17/2024	5,381	5,196
		51,735
Japan — 4.8%
Japan Bank for International Cooperation
4.25%, 1/26/2026	4,464	4,356
1.63%, 1/20/2027 (a)	674	602
Japan Government Bond
0.40%, 6/20/2025	JPY1,825,200	12,107
0.01%, 3/20/2026	JPY461,700	3,035
0.10%, 6/20/2026	JPY921,300	6,065
0.10%, 9/20/2026	JPY147,650	971
0.01%, 12/20/2026	JPY635,950	4,165
0.10%, 9/20/2027	JPY2,527,100	16,534
0.10%, 9/20/2028	JPY367,200	2,383
0.10%, 6/20/2030	JPY1,713,300	10,917
1.80%, 9/20/2030	JPY711,450	5,053
0.50%, 3/20/2033	JPY849,500	5,392
1.10%, 3/20/2033	JPY63,650	427
1.70%, 6/20/2033	JPY296,150	2,091
2.40%, 3/20/2034	JPY1,243,350	9,326
1.50%, 6/20/2034	JPY97,250	672
1.40%, 9/20/2034	JPY360,650	2,465
1.20%, 12/20/2034	JPY292,000	1,952
1.20%, 3/20/2035	JPY288,000	1,922
1.00%, 12/20/2035	JPY272,000	1,762
0.40%, 3/20/2036	JPY271,100	1,630
0.60%, 9/20/2037	JPY649,900	3,906
0.70%, 9/20/2038	JPY380,900	2,283
0.50%, 12/20/2038	JPY138,150	799
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	31

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Japan — continued
0.30%, 6/20/2039	JPY457,750	2,540
0.30%, 12/20/2039	JPY1,199,700	6,581
0.40%, 6/20/2040	JPY1,064,900	5,864
1.50%, 3/20/2045	JPY696,600	4,402
0.80%, 6/20/2047	JPY125,700	673
0.80%, 12/20/2047	JPY563,100	2,997
0.70%, 12/20/2048	JPY663,000	3,397
0.40%, 9/20/2049	JPY85,200	398
0.40%, 12/20/2049	JPY159,250	741
0.40%, 3/20/2050	JPY616,400	2,851
1.40%, 3/20/2053	JPY194,450	1,150
0.40%, 3/20/2056	JPY331,200	1,410
0.90%, 3/20/2057	JPY491,200	2,466
0.50%, 3/20/2060	JPY369,600	1,557
		137,842
Luxembourg — 0.2%
European Financial Stability Facility 3.00%, 12/15/2028 (b)	EUR4,200	4,394
Mexico — 0.0% ^
United Mexican States 5.40%, 2/9/2028	964	946
Netherlands — 0.2%
Kingdom of Netherlands
0.00%, 7/15/2030 (b)	EUR1,575	1,371
2.50%, 1/15/2033 (b)	EUR1,380	1,393
4.00%, 1/15/2037 (b)	EUR1,110	1,260
3.75%, 1/15/2042 (b)	EUR377	419
2.75%, 1/15/2047 (b)	EUR1,030	986
0.00%, 1/15/2052 (b)	EUR665	287
2.00%, 1/15/2054 (b)	EUR235	186
		5,902
Peru — 0.0% ^
Republic of Peru 1.86%, 12/1/2032	487	343
Philippines — 0.0% ^
Republic of Philippines 0.25%, 4/28/2025	EUR1,303	1,290
Romania — 0.0% ^
Romania Government Bond 2.00%, 4/14/2033 (c)	EUR1,470	1,063
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Saudi Arabia — 0.1%
Kingdom of Saudi Arabia
4.75%, 1/18/2028 (c)	2,350	2,273
2.25%, 2/2/2033 (c)	914	687
		2,960
South Korea — 0.6%
Export-Import Bank of Korea
0.00%, 10/19/2024 (b)	EUR10,060	10,212
0.75%, 9/21/2025	4,217	3,858
4.88%, 1/11/2026	1,394	1,373
Republic of Korea 0.00%, 9/16/2025	EUR1,276	1,254
		16,697
Spain — 1.5%
Bonos and Obligaciones del Estado
2.80%, 5/31/2026	EUR3,285	3,430
1.30%, 10/31/2026 (b)	EUR2,710	2,706
1.50%, 4/30/2027 (b)	EUR7,646	7,614
1.40%, 7/30/2028 (b)	EUR1,163	1,127
5.75%, 7/30/2032	EUR3,620	4,407
2.55%, 10/31/2032 (b)	EUR4,803	4,621
3.15%, 4/30/2033 (b)	EUR8,217	8,237
2.35%, 7/30/2033 (b)	EUR1,420	1,324
3.90%, 7/30/2039 (b)	EUR1,890	1,909
4.70%, 7/30/2041 (b)	EUR3,819	4,230
1.00%, 7/30/2042 (b)	EUR637	388
2.90%, 10/31/2046 (b)	EUR552	456
2.70%, 10/31/2048 (b)	EUR771	601
1.00%, 10/31/2050 (b)	EUR1,071	525
1.90%, 10/31/2052 (b)	EUR1,040	636
3.45%, 7/30/2066 (b)	EUR446	368
1.45%, 10/31/2071 (b)	EUR170	72
		42,651
Sweden — 0.1%
Kingdom of Sweden
1.00%, 11/12/2026 (b)	SEK5,010	421
0.75%, 5/12/2028 (b)	SEK1,985	161
0.75%, 11/12/2029 (b)	SEK5,915	467
3.50%, 3/30/2039 (b)	SEK2,505	237
0.50%, 11/24/2045 (b)	SEK470	25
		1,311
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
United Kingdom — 1.3%
United Kingdom of Great Britain and Northern Ireland
4.50%, 6/7/2028 (b)	GBP3,315	4,036
1.63%, 10/22/2028 (b)	GBP2,250	2,412
0.50%, 1/31/2029 (b)	GBP5,430	5,406
1.00%, 1/31/2032 (b)	GBP3,360	3,121
4.25%, 6/7/2032 (b)	GBP240	288
0.88%, 7/31/2033 (b)	GBP340	295
0.63%, 7/31/2035 (b)	GBP1,422	1,104
1.75%, 9/7/2037 (b)	GBP1,473	1,244
4.75%, 12/7/2038 (b)	GBP883	1,065
1.13%, 1/31/2039 (b)	GBP716	523
4.25%, 12/7/2040 (b)	GBP1,059	1,191
1.25%, 10/22/2041 (b)	GBP1,590	1,096
4.50%, 12/7/2042 (b)	GBP1,150	1,321
3.25%, 1/22/2044 (b)	GBP985	936
3.50%, 1/22/2045 (b)	GBP1,528	1,497
0.88%, 1/31/2046 (b)	GBP1,897	1,046
4.25%, 12/7/2046 (b)	GBP965	1,054
1.50%, 7/22/2047 (b)	GBP1,652	1,043
1.75%, 1/22/2049 (b)	GBP1,424	936
4.25%, 12/7/2049 (b)	GBP147	159
0.63%, 10/22/2050 (b)	GBP1,514	665
1.25%, 7/31/2051 (b)	GBP938	508
3.75%, 7/22/2052 (b)	GBP488	484
1.50%, 7/31/2053 (b)	GBP525	298
3.75%, 10/22/2053 (b)	GBP2,120	2,086
4.25%, 12/7/2055 (b)	GBP386	418
1.75%, 7/22/2057 (b)	GBP649	384
4.00%, 1/22/2060 (b)	GBP575	595
0.50%, 10/22/2061 (b)	GBP1,100	353
2.50%, 7/22/2065 (b)	GBP992	708
3.50%, 7/22/2068 (b)	GBP413	383
1.63%, 10/22/2071 (b)	GBP1,104	566
1.13%, 10/22/2073 (b)	GBP105	42
		37,263
Total Foreign Government Securities (Cost $441,694)		376,708
Asset-Backed Securities — 5.4%
Cayman Islands — 5.3%
AIMCO CLO Ltd. Series 2019-10A, Class AR, 6.73%, 7/22/2032 (c) (i)	2,120	2,108
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Cayman Islands — continued
Apidos CLO Series 2019-31A, Class A1R, 6.76%, 4/15/2031 (c) (i)	3,500	3,492
Ares CLO Ltd.
Series 2016-40A, Class A1RR, 6.53%, 1/15/2029 (c) (i)	448	446
Series 2016-39A, Class A1R2, 6.71%, 4/18/2031 (c) (i)	1,400	1,396
Benefit Street Partners CLO Ltd. Series 2019-18A, Class A1R, 6.83%, 10/15/2034 (c) (i)	1,700	1,688
Carlyle Global Market Strategies CLO Ltd. Series 2015-4A, Class A1R, 7.02%, 7/20/2032 (c) (i)	3,520	3,509
CIFC Funding Ltd.
Series 2017-5A, Class A1, 6.84%, 11/16/2030 (c) (i)	3,201	3,197
Series 2014-5A, Class A1R2, 6.86%, 10/17/2031 (c) (i)	2,180	2,178
Series 2021-4A, Class A, 6.71%, 7/15/2033 (c) (i)	3,575	3,554
Dryden CLO Ltd.
Series 2020-83A, Class A, 6.88%, 1/18/2032 (c) (i)	3,620	3,617
Series 2019-72A, Class AR, 6.71%, 5/15/2032 (c) (i)	2,430	2,417
Series 2019-68A, Class AR, 6.83%, 7/15/2035 (c) (i)	9,400	9,324
Dryden Senior Loan Fund
Series 2013-30A, Class AR, 6.45%, 11/15/2028 (c) (i)	588	586
Series 2013-26A, Class AR, 6.56%, 4/15/2029 (c) (i)	2,894	2,884
Series 2016-43A, Class AR2, 6.72%, 4/20/2034 (c) (i)	6,500	6,429
Elmwood CLO Ltd.
Series 2020-1A, Class A, 6.90%, 4/15/2033 (c) (i)	3,950	3,942
Series 2021-3A, Class A, 6.72%, 10/20/2034 (c) (i)	8,900	8,846
Flatiron CLO Ltd. Series 2019-1A, Class AR, 6.71%, 11/16/2034 (c) (i)	1,500	1,494
Galaxy CLO Ltd.
Series 2017-24A, Class A, 6.78%, 1/15/2031 (c) (i)	7,075	7,071
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	33

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Cayman Islands — continued
Series 2018-27A, Class A, 6.65%, 5/16/2031 (c) (i)	4,287	4,276
KKR CLO Ltd. Series 32A, Class A1, 6.98%, 1/15/2032 (c) (i)	3,910	3,900
KKR Financial CLO Ltd. Series 2013-1A, Class A1R, 6.95%, 4/15/2029 (c) (i)	3,256	3,248
LCM Ltd.
Series 26A, Class A1, 6.75%, 1/20/2031 (c) (i)	4,034	4,020
Series 29A, Class AR, 6.73%, 4/15/2031 (c) (i)	5,500	5,454
Madison Park Funding Ltd.
Series 2017-26A, Class AR, 6.85%, 7/29/2030 (c) (i)	579	578
Series 2018-32A, Class A1R, 6.67%, 1/22/2031 (c) (i)	2,200	2,189
Series 2019-34A, Class AR, 6.76%, 4/25/2032 (c) (i)	7,000	6,972
Series 2019-33A, Class AR, 6.68%, 10/15/2032 (c) (i)	4,000	3,979
Series 2019-37A, Class AR, 6.73%, 7/15/2033 (c) (i)	3,000	2,981
Magnetite Ltd. Series 2019-22A, Class AR, 6.72%, 4/15/2031 (c) (i)	1,300	1,295
Neuberger Berman CLO Ltd. Series 2014-17A, Class AR2, 6.70%, 4/22/2029 (c) (i)	4,166	4,154
Neuberger Berman Loan Advisers CLO Ltd.
Series 2017-26A, Class AR, 6.58%, 10/18/2030 (c) (i)	1,438	1,431
Series 2020-36A, Class A1R, 6.93%, 4/20/2033 (c) (i)	3,620	3,607
Series 2019-34A, Class A1R, 6.66%, 1/20/2035 (c) (i)	5,750	5,704
OCP CLO Ltd. Series 2015-9A, Class A1R2, 6.64%, 1/15/2033 (c) (i)	9,800	9,672
OHA Credit Partners Ltd. Series 2012-7A, Class AR3, 6.71%, 2/20/2034 (c) (i)	3,400	3,378
Palmer Square CLO Ltd.
Series 2014-1A, Class A1R2, 6.79%, 1/17/2031 (c) (i)	3,086	3,080
Series 2018-2A, Class A1A, 6.76%, 7/16/2031 (c) (i)	5,370	5,353
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Cayman Islands — continued
Palmer Square Loan Funding Ltd. Series 2022-1A, Class A1, 6.44%, 4/15/2030 (c) (i)	1,474	1,465
Stratus CLO Ltd. Series 2021-3A, Class A, 6.63%, 12/29/2029 (c) (i)	1,172	1,168
Symphony CLO Ltd. Series 2018-19A, Class A, 6.62%, 4/16/2031 (c) (i)	2,338	2,329
Voya CLO Ltd. Series 2020-2A, Class A1R, 6.82%, 7/19/2034 (c) (i)	5,233	5,201
		153,612
United States — 0.1%
Greenwood Park CLO Ltd. Series 2018-1A, Class A2, 6.67%, 4/15/2031 (c) (i)	2,067	2,058
Total Asset-Backed Securities (Cost $155,715)		155,670
	SHARES (000)
Investment Companies — 3.5%
United States — 3.5%
JPMorgan Income Fund, Class R6 Shares (j)(Cost $112,527)	12,541	100,074
INVESTMENTS	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 1.2%
U.S. Treasury Notes 0.88%, 1/31/2024 (k)(Cost $34,336)	34,660	34,273
Supranational — 0.4%
Asian Development Bank, 3.40%, 9/10/2027 (b)	AUD3,030	1,811
European Investment Bank, 2.25%, 3/15/2030 (b)	EUR3,120	3,115
European Union, 0.00%, 10/4/2028 (b)	EUR7,300	6,606
Inter-American Development Bank
1.70%, 10/10/2024	CAD800	559
4.40%, 1/26/2026	CAD614	438
Total Supranational (Cost $13,423)		12,529
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 0.3%
United States — 0.3%
iShares MSCI India ETF(Cost $5,199)	197	8,521
INVESTMENTS	PRINCIPAL AMOUNT ($000)
Loan Assignments — 0.0% ‡ (f) (l) ^
United States — 0.0% ^
FGI Operating Co. LLC, 1st Lien Term Loan (3-MONTH SOFR + 11.00%), 0.00%, 5/16/2024 (h)	16	2
Moran Foods LLC, 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 7.25%), 12.74%, 6/30/2026	619	502
(3-MONTH CME TERM SOFR + 7.25%), 12.74%, 6/30/2026	153	119
Moran Foods LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 11.50%), 12.74%, 6/30/2026	279	191
Total Loan Assignments (Cost $895)		814
	SHARES (000)
Convertible Preferred Stocks — 0.0% ^
United States — 0.0% ^
Claire's Stores, Inc. ‡ *(Cost $72)	—	590
	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 0.0% ^
United States — 0.0% ^
GNMA Series 2021-170, IO, 0.99%, 5/16/2063 (i)	1,876	131
Velocity Commercial Capital Loan Trust
Series 2018-2, Class M2, 4.51%, 10/26/2048 (c) (i)	143	121
Series 2018-2, Class M3, 4.72%, 10/26/2048 (c) (i)	209	169
Total Commercial Mortgage-Backed Securities (Cost $501)		421
	SHARES (000)
Preferred Stocks — 0.0% ^
United States — 0.0% ^
Goodman Networks, Inc. ‡ *	3	— (d)
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	40	26
Total Preferred Stocks (Cost $49)		26
	NO. OF RIGHTS (000)
Rights — 0.0% ^
United States — 0.0% ^
Vistra Corp., expiring 12/31/2049 ‡ *(Cost $—) (d)	17	22
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
United Kingdom — 0.0% ^
Nmg Research Ltd., expiring 9/24/2027, price 1.00 USD ‡ *(Cost $—)	1	15
	PRINCIPAL AMOUNT ($000)
Collateralized Mortgage Obligations — 0.0% ^
United States — 0.0% ^
CHL Mortgage Pass-Through Trust
Series 2005-31, Class 2A1, 3.27%, 1/25/2036 (i)	—	—
Series 2006-21, Class A14, 6.00%, 2/25/2037	—	—
Series 2007-10, Class A4, 5.50%, 7/25/2037	—	—
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2006-AF1, Class A4, 6.04%, 4/25/2036 (i)	—	—
Series 2007-3, Class 2A1, 6.19%, 10/25/2047 (i)	—	—
HarborView Mortgage Loan Trust Series 2006-14, Class 1A1A, 5.81%, 1/25/2047 (i)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	35

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
JPMorgan Mortgage Trust Series 2005-A8, Class 2A3, 5.01%, 11/25/2035 (i)	—	—
Total Collateralized Mortgage Obligations (Cost $—)		—
Short-Term Investments — 6.1%
Certificates of Deposits — 0.2%
Mizuho Bank Ltd., 5.80%, 2/29/2024	1,550	1,550
Norinchukin Bank (The), 5.71%, 1/17/2024	2,300	2,300
Total Certificates of Deposits (Cost $3,850)		3,850
Commercial Paper — 2.9%
Australia & New Zealand Banking Group Ltd., 5.79%, 3/4/2024 (m)	2,600	2,550
Avery Dennison Corp., 5.73%, 12/14/2023 (m)	1,300	1,291
BofA Securities, Inc., 6.03%, 7/19/2024 (m)	1,400	1,342
BPCE SA, 5.87%, 4/15/2024 (m)	2,600	2,532
Cigna Group (The), 5.73%, 1/3/2024 (m)	3,150	3,119
Citigroup Global Markets, Inc., 6.02%, 9/25/2024 (c)	2,000	1,897
Clorox Co. (The), 5.68%, 12/15/2023 (m)	950	943
Coca-Cola Co. (The), 5.55%, 7/17/2024 (m)	2,600	2,500
Commonwealth Bank of Australia
5.93%, 7/22/2024 (m)	1,460	1,400
5.82%, 7/29/2024 (m)	3,150	3,017
Credit Industriel et Commercial, 5.74%, 2/9/2024 (m)	4,200	4,135
Dexia Credit Local SA, 5.77%, 3/25/2024 (c) (m)	2,050	2,004
DNB Bank ASA, 5.84%, 8/6/2024 (m)	4,200	4,017
FMS Wertmanagement, 5.68%, 5/10/2024 (m)	8,400	8,152
ING US Funding LLC, 5.85%, 6/14/2024 (m)	1,500	1,447
Lloyds Bank plc, 5.83%, 4/1/2024 (m)	4,100	4,001
LMA-Americas LLC, 5.82%, 4/2/2024 (m)	2,050	2,001
LSEGA Financing plc, 5.62%, 11/28/2023 (m)	1,000	996
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
LVMH Moet Hennessy Louis Vuitton SE, 5.76%, 4/18/2024 (m)	2,600	2,532
Macquarie Bank Ltd., 5.93%, 5/17/2024 (m)	2,665	2,581
Macquarie International Finance Ltd., 5.94%, 5/3/2024 (m)	1,442	1,400
MUFG Bank Ltd., 5.82%, 1/19/2024 (m)	1,240	1,225
National Bank of Canada, 5.81%, 2/26/2024 (m)	1,981	1,945
NatWest Markets plc, 6.00%, 7/22/2024 (c) (m)	1,105	1,058
Nutrien Ltd., 5.78%, 12/14/2023 (m)	1,650	1,639
Ontario Teachers' Finance Trust, 5.82%, 5/6/2024 (c) (m)	3,900	3,787
PSP Capital, Inc., 5.61%, 4/10/2024 (c) (m)	4,200	4,095
Societe Generale SA, 5.58%, 11/10/2023 (m)	2,600	2,596
Standard Chartered Bank, 5.93%, 7/15/2024 (m)	2,600	2,494
Svenska Handelsbanken AB, 5.76%, 6/18/2024 (m)	4,200	4,048
TELUS Corp., 5.90%, 2/26/2024 (m)	945	927
Thunder Bay Funding LLC, 5.75%, 2/27/2024 (m)	3,150	3,092
Westpac Banking Corp., 5.93%, 9/6/2024 (m)	1,165	1,109
Total Commercial Paper (Cost $81,902)		81,872
Foreign Government Treasury Bills — 0.0% ^
Republic of Italy, 68.02%, 11/30/2023 (m) (Cost $231)	EUR220	232
	SHARES (000)
Investment Companies — 2.2%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (j) (n) (Cost $63,954)	63,945	63,971
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 0.8%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (j) (n)	20,755	20,759
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (j) (n)	2,901	2,901
Total Investment of Cash Collateral from Securities Loaned (Cost $23,658)		23,660
Total Short-Term Investments (Cost $173,595)		173,585
Total Investments — 100.1% (Cost $2,682,734)		2,867,314
Liabilities in Excess of Other Assets — (0.1)%		(2,153)
NET ASSETS — 100.0%		2,865,161

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
APAC	Asia Pacific
AUD	Australian Dollar
CAD	Canadian Dollar
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
CME	Chicago Mercantile Exchange
CVA	Certificaten Van Aandelen (Dutch Certificate)
DKK	Danish Krone
ETF	Exchange Traded Fund
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	Japanese Yen
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SEK	Swedish Krona
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $22,612.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Value is zero.
(e)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $2,335.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2023.
(g)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of October 31, 2023.

(h)	Defaulted security.
(i)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of October 31, 2023.

(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	37

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
(m)	The rate shown is the effective yield as of October 31, 2023.
(n)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Foreign Government Securities	13.1%
Asset-Backed Securities	5.4
Banks	5.3
Oil, Gas & Consumable Fuels	4.7
Semiconductors & Semiconductor Equipment	4.1
Hotels, Restaurants & Leisure	4.1
Software	3.8
Fixed Income	3.5
Capital Markets	3.1
Insurance	2.7
Health Care Providers & Services	2.7
Pharmaceuticals	2.4
Broadline Retail	2.1
Media	2.0
Technology Hardware, Storage & Peripherals	1.9
Financial Services	1.8
Interactive Media & Services	1.7
Chemicals	1.3
Aerospace & Defense	1.3
Electric Utilities	1.2
Specialty Retail	1.2
Ground Transportation	1.2
U.S. Treasury Notes	1.2
Biotechnology	1.2
Beverages	1.1
Consumer Staples Distribution & Retail	1.1
Containers & Packaging	1.0
Machinery	1.0
Others (each less than 1.0%)	16.7
Short-Term Investments	6.1
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Funds	October 31, 2023

Futures contracts outstanding as of October 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Euro-BTP	45	12/07/2023	EUR	5,248	(230)
Euro-Bund	12	12/07/2023	EUR	1,634	3
Euro-OAT	71	12/07/2023	EUR	9,238	(290)
Japan 10 Year Bond	2	12/13/2023	JPY	1,897	(5)
S&P / TSX 60 Index	128	12/14/2023	CAD	20,945	(1,491)
Australia 3 Year Bond	20	12/15/2023	AUD	1,324	(24)
Australia 10 Year Bond	60	12/15/2023	AUD	4,120	(121)
MSCI EAFE E-Mini Index	10	12/15/2023	USD	987	(54)
MSCI Emerging Markets E-Mini Index	533	12/15/2023	USD	24,486	(1,837)
S&P 500 E-Mini Index	1,650	12/15/2023	USD	347,469	(25,535)
Canada 10 Year Bond	33	12/18/2023	CAD	2,734	(10)
Foreign Exchange EUR / USD	66	12/18/2023	USD	8,746	(151)
U.S. Treasury 10 Year Note	4,365	12/19/2023	USD	462,895	(17,362)
U.S. Treasury Long Bond	39	12/19/2023	USD	4,249	(169)
Long Gilt	2	12/27/2023	GBP	227	— (a)
3 Month SOFR	210	03/19/2024	USD	49,644	19
3 Month SONIA	25	03/19/2024	GBP	7,194	7
ASX 90 Day Bank Accepted Bill	109	12/12/2024	AUD	68,355	(91)
3 Month Euro Euribor	134	06/16/2025	EUR	34,427	46
3 Month SONIA	28	06/17/2025	GBP	8,122	27
3 Month Euro Euribor	130	09/15/2025	EUR	33,415	81
3 Month Euro Euribor	95	12/15/2025	EUR	24,421	(23)
					(47,210)
Short Contracts
ASX 90 Day Bank Accepted Bill	(101)	12/07/2023	AUD	(63,378)	25
Euro-Bobl	(15)	12/07/2023	EUR	(1,844)	17
Euro-Buxl 30 Year Bond	(7)	12/07/2023	EUR	(885)	(1)
Euro-Schatz	(9)	12/07/2023	EUR	(1,001)	(2)
MSCI EAFE E-Mini Index	(871)	12/15/2023	USD	(85,968)	4,691
Foreign Exchange GBP / USD	(222)	12/18/2023	USD	(16,868)	401
Foreign Exchange JPY / USD	(258)	12/18/2023	USD	(21,438)	794
U.S. Treasury 10 Year Note	(60)	12/19/2023	USD	(6,363)	27
U.S. Treasury 10 Year Ultra Note	(438)	12/19/2023	USD	(47,550)	1,115
U.S. Treasury Ultra Bond	(147)	12/19/2023	USD	(16,409)	831
U.S. Treasury 2 Year Note	(84)	12/29/2023	USD	(17,007)	94
U.S. Treasury 5 Year Note	(125)	12/29/2023	USD	(13,058)	176
3 Month Euro Euribor	(130)	09/16/2024	EUR	(33,228)	(79)
3 Month SOFR	(207)	09/17/2024	USD	(49,077)	(13)
3 Month Euro Euribor	(134)	12/16/2024	EUR	(34,328)	(51)
3 Month SOFR	(37)	06/17/2025	USD	(8,844)	24
					8,049
					(39,161)

Abbreviations
ASX	Australian Securities Exchange
AUD	Australian Dollar
CAD	Canadian Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	39

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
EAFE	Europe, Australasia and Far East
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
TSX	Toronto Stock Exchange
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
Forward foreign currency exchange contracts outstanding as of October 31, 2023 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	1,516	USD	1,591	Morgan Stanley	11/3/2023	13
USD	3,324	CAD	4,599	BNP Paribas	11/3/2023	8
USD	705	CAD	971	Royal Bank of Canada	11/3/2023	5
USD	18,579	EUR	17,461	Morgan Stanley	11/3/2023	102
USD	5,945	GBP	4,846	HSBC Bank, NA	11/3/2023	54
USD	414	SEK	4,483	Citibank, NA	11/3/2023	12
USD	26,367	JPY	3,969,916	HSBC Bank, NA	11/6/2023	160
USD	2,483	JPY	369,613	Morgan Stanley	11/6/2023	43
USD	7,096	GBP	5,822	HSBC Bank, NA	12/5/2023	18
USD	792	GBP	649	State Street Corp.	12/5/2023	2
USD	1,017	JPY	153,204	Standard Chartered Bank	12/5/2023	1
USD	405	SEK	4,483	State Street Corp.	12/5/2023	2
Total unrealized appreciation						420
AUD	3,758	USD	2,439	HSBC Bank, NA	11/3/2023	(56)
CAD	1,972	USD	1,469	BNP Paribas	11/3/2023	(47)
CAD	3,598	USD	2,647	Morgan Stanley	11/3/2023	(52)
EUR	16,176	USD	17,179	BNP Paribas	11/3/2023	(63)
EUR	770	USD	816	Citibank, NA	11/3/2023	(2)
GBP	5,822	USD	7,095	HSBC Bank, NA	11/3/2023	(19)
USD	1,054	EUR	1,000	Citibank, NA	11/3/2023	(4)
USD	1,179	GBP	975	State Street Corp.	11/3/2023	(6)
GBP	649	USD	792	State Street Corp.	11/6/2023	(2)
JPY	117,679	GBP	649	Citibank, NA	11/6/2023	(13)
JPY	3,399,632	USD	22,941	BNP Paribas	11/6/2023	(499)
JPY	538,957	USD	3,601	Goldman Sachs International	11/6/2023	(43)
JPY	283,260	USD	1,913	State Street Corp.	11/6/2023	(43)
AUD	3,758	USD	2,395	Barclays Bank plc	12/5/2023	(8)
CAD	4,599	USD	3,326	BNP Paribas	12/5/2023	(8)
EUR	2,000	USD	2,120	HSBC Bank, NA	12/5/2023	—
EUR	17,462	USD	18,603	Morgan Stanley	12/5/2023	(100)
JPY	165,771	EUR	1,040	Citibank, NA	12/5/2023	(2)
JPY	3,969,916	USD	26,489	HSBC Bank, NA	12/5/2023	(151)
USD	4,164	EUR	3,937	Citibank, NA	12/5/2023	(8)
USD	2,051	GBP	1,692	State Street Corp.	12/5/2023	(5)
Total unrealized depreciation						(1,131)
Net unrealized depreciation						(711)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Funds	October 31, 2023

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	41

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 38.4%
Australia — 0.7%
AGL Energy Ltd.	1,161	7,936
APA Group	428	2,244
Atlas Arteria Ltd.	611	2,064
Bendigo & Adelaide Bank Ltd.	407	2,257
BHP Group Ltd.	137	3,903
CSR Ltd.	598	2,137
Glencore plc	977	5,174
Insignia Financial Ltd.	747	983
Origin Energy Ltd.	436	2,527
Rio Tinto Ltd.	85	6,366
Rio Tinto plc	209	13,337
Sonic Healthcare Ltd.	137	2,507
Telstra Group Ltd.	1,031	2,500
Transurban Group	279	2,102
Woodside Energy Group Ltd.	210	4,583
Woolworths Group Ltd.	155	3,460
		64,080
Austria — 0.1%
ANDRITZ AG	50	2,313
Erste Group Bank AG	95	3,396
OMV AG	88	3,871
Verbund AG	10	853
		10,433
Belgium — 0.1%
Ageas SA	74	2,841
Euronav NV	85	1,515
KBC Group NV	26	1,406
Proximus SADP	319	2,646
		8,408
Brazil — 0.3%
B3 SA - Brasil Bolsa Balcao	2,016	4,458
Banco do Brasil SA	800	7,676
Itau Unibanco Holding SA (Preference)	1,691	8,995
TIM SA	1,813	5,461
Yara International ASA	33	1,095
		27,685
Canada — 1.8%
Agnico Eagle Mines Ltd.	85	3,977
Algonquin Power & Utilities Corp.	224	1,130
AltaGas Ltd. (a)	113	2,098
Atco Ltd., Class I	82	2,112
Bank of Nova Scotia (The)	131	5,288
INVESTMENTS	SHARES (000)	VALUE ($000)

Canada — continued
Barrick Gold Corp.	324	5,183
BCE, Inc.	217	8,058
Canadian Imperial Bank of Commerce	130	4,569
Canadian Natural Resources Ltd.	52	3,288
Canadian Tire Corp. Ltd., Class A	24	2,296
Canadian Utilities Ltd., Class A	103	2,172
Capital Power Corp.	79	2,031
Chartwell Retirement Residences	201	1,473
Emera, Inc.	67	2,187
Enbridge, Inc.	253	8,114
Fortis, Inc. (a)	236	9,364
Gibson Energy, Inc.	155	2,352
Great-West Lifeco, Inc. (a)	251	6,946
Hydro One Ltd. (b)	257	6,652
IGM Financial, Inc.	100	2,250
Keyera Corp. (a)	122	2,848
Manulife Financial Corp. (a)	386	6,718
Northland Power, Inc.	134	1,885
Nutrien Ltd.	85	4,568
Pembina Pipeline Corp.	292	8,975
Power Corp. of Canada (a)	263	6,339
Restaurant Brands International, Inc. (a)	97	6,516
Sienna Senior Living, Inc.	121	876
Superior Plus Corp.	262	1,762
TC Energy Corp.	206	7,086
Teekay Tankers Ltd., Class A	38	1,900
TELUS Corp.	496	8,002
Toronto-Dominion Bank (The)	142	7,915
Tourmaline Oil Corp.	145	7,692
		154,622
Chile — 0.1%
Banco Santander Chile, ADR	282	4,899
China — 2.1%
China Construction Bank Corp., Class H	16,122	9,118
China Merchants Bank Co. Ltd., Class H	2,157	8,180
China Overseas Land & Investment Ltd.	512	965
China Petroleum & Chemical Corp., Class H	12,810	6,552
China Resources Gas Group Ltd.	1,333	3,941
China Resources Land Ltd.	1,418	5,308
China Yangtze Power Co. Ltd., Class A	1,828	5,621
ENN Energy Holdings Ltd.	313	2,370
Fuyao Glass Industry Group Co. Ltd., Class A	383	1,942
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
China — continued
Fuyao Glass Industry Group Co. Ltd., Class H (b)	1,614	7,357
Guangdong Investment Ltd.	2,518	1,718
Haier Smart Home Co. Ltd., Class A	376	1,139
Haier Smart Home Co. Ltd., Class H	4,231	12,067
Huayu Automotive Systems Co. Ltd., Class A	2,171	5,191
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	4,199	15,688
JD.com, Inc., Class A	538	6,846
Joyoung Co. Ltd., Class A	978	1,780
Lenovo Group Ltd.	2,500	2,909
Midea Group Co. Ltd., Class A	1,130	8,150
NetEase, Inc.	844	18,059
NXP Semiconductors NV	70	12,124
Ping An Insurance Group Co. of China Ltd., Class H	1,599	8,108
Shenzhou International Group Holdings Ltd.	620	6,090
Tingyi Cayman Islands Holding Corp.	4,726	6,269
Topsports International Holdings Ltd. (b)	3,346	2,814
Wuliangye Yibin Co. Ltd., Class A	413	8,764
Xinyi Glass Holdings Ltd.	2,892	3,323
Zhejiang Supor Co. Ltd., Class A	474	3,241
		175,634
Denmark — 0.3%
AP Moller - Maersk A/S, Class B	2	2,844
D/S Norden A/S	53	3,007
Danske Bank A/S	84	1,982
Novo Nordisk A/S, Class B	198	19,073
		26,906
Finland — 0.6%
Elisa OYJ	98	4,170
Fortum OYJ	380	4,506
Kone OYJ, Class B	67	2,900
Konecranes OYJ	50	1,649
Mandatum OYJ *	72	277
Nordea Bank Abp	1,768	18,624
Orion OYJ, Class B	106	4,211
Outokumpu OYJ	487	1,997
Sampo OYJ, Class A	72	2,819
TietoEVRY OYJ	69	1,457
UPM-Kymmene OYJ	285	9,601
Wartsila OYJ Abp	212	2,535
		54,746
INVESTMENTS	SHARES (000)	VALUE ($000)

France — 1.5%
Amundi SA (b)	37	1,926
AXA SA	189	5,597
BNP Paribas SA	85	4,864
Cie de Saint-Gobain SA	62	3,397
Cie Generale des Etablissements Michelin SCA	372	11,045
Coface SA	205	2,467
Danone SA	36	2,119
Engie SA	471	7,497
Gaztransport Et Technigaz SA	24	3,039
Klepierre SA, REIT	264	6,401
Legrand SA	84	7,299
LVMH Moet Hennessy Louis Vuitton SE	16	11,796
Orange SA	537	6,322
Publicis Groupe SA	53	4,026
Rexel SA	108	2,209
Rubis SCA	93	2,025
Societe Generale SA	77	1,740
TotalEnergies SE	264	17,642
Veolia Environnement SA	78	2,125
Verallia SA (b)	30	986
Vinci SA	196	21,704
Vivendi SE	412	3,695
		129,921
Germany — 1.2%
Allianz SE (Registered)	80	18,723
BASF SE	64	2,948
Bayerische Motoren Werke AG	46	4,229
Commerzbank AG	148	1,600
Covestro AG * (b)	44	2,244
Daimler Truck Holding AG	78	2,447
Deutsche Post AG	189	7,383
Deutsche Telekom AG (Registered)	389	8,438
E.ON SE	574	6,829
Freenet AG	213	5,414
HOCHTIEF AG	31	3,202
LEG Immobilien SE *	56	3,467
Mercedes-Benz Group AG	81	4,791
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	33	13,116
SAP SE	38	5,137
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	43

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Germany — continued
Telefonica Deutschland Holding AG	2,547	4,330
Vonovia SE	206	4,735
		99,033
Hong Kong — 0.4%
AIA Group Ltd.	576	5,000
CK Infrastructure Holdings Ltd.	486	2,253
CLP Holdings Ltd.	334	2,444
Hang Seng Bank Ltd.	94	1,077
HK Electric Investments & HK Electric Investments Ltd. (b)	1,265	702
HKBN Ltd.	1,856	643
HKT Trust & HKT Ltd.	2,220	2,299
Hong Kong & China Gas Co. Ltd.	3,375	2,349
Hong Kong Exchanges & Clearing Ltd.	144	5,048
New World Development Co. Ltd.	1,694	3,109
Orient Overseas International Ltd.	174	2,194
PCCW Ltd.	3,497	1,712
Power Assets Holdings Ltd.	508	2,429
VTech Holdings Ltd.	181	1,050
Yue Yuen Industrial Holdings Ltd.	970	1,134
		33,443
India — 0.5%
HCL Technologies Ltd.	686	10,524
HDFC Bank Ltd.	483	8,566
Infosys Ltd., ADR	986	16,195
Tata Consultancy Services Ltd.	94	3,814
		39,099
Indonesia — 0.3%
Bank Rakyat Indonesia Persero Tbk. PT	49,288	15,412
Telkom Indonesia Persero Tbk. PT	49,487	10,848
		26,260
Ireland — 0.0% ^
Ardmore Shipping Corp.	148	1,963
Israel — 0.0% ^
Bezeq The Israeli Telecommunication Corp. Ltd.	1,775	2,184
Italy — 0.9%
A2A SpA	1,480	2,778
ACEA SpA	59	710
Assicurazioni Generali SpA	343	6,819
Azimut Holding SpA	108	2,266
INVESTMENTS	SHARES (000)	VALUE ($000)

Italy — continued
Banca Generali SpA	73	2,362
Banca Mediolanum SpA	589	4,807
BFF Bank SpA (b)	256	2,462
Enel SpA	1,634	10,372
Eni SpA	621	10,152
Hera SpA	919	2,586
Intesa Sanpaolo SpA	4,102	10,690
Iren SpA	707	1,417
Italgas SpA	470	2,386
Mediobanca Banca di Credito Finanziario SpA	192	2,298
Poste Italiane SpA (b)	273	2,705
Snam SpA	581	2,664
Terna - Rete Elettrica Nazionale	359	2,749
UniCredit SpA	206	5,176
Unipol Gruppo SpA	302	1,634
		77,033
Japan — 1.4%
Aozora Bank Ltd. (a)	307	6,262
Bridgestone Corp.	257	9,730
Canon, Inc.	122	2,877
Chubu Electric Power Co., Inc.	106	1,286
Dai Nippon Printing Co. Ltd.	132	3,444
Electric Power Development Co. Ltd.	277	4,251
ENEOS Holdings, Inc.	554	2,055
FANUC Corp.	123	3,047
Hokkaido Electric Power Co., Inc.	239	1,003
Idemitsu Kosan Co. Ltd.	178	4,044
Japan Metropolitan Fund Invest, REIT	5	3,344
Japan Post Holdings Co. Ltd.	406	3,592
Kansai Electric Power Co., Inc. (The)	284	3,632
KDDI Corp.	94	2,797
Kirin Holdings Co. Ltd.	265	3,721
Kyushu Railway Co.	175	3,582
Mitsubishi Chemical Group Corp.	679	3,844
Nippon Steel Corp.	194	4,180
Nippon Telegraph & Telephone Corp.	6,437	7,575
Okinawa Electric Power Co., Inc. (The)	81	591
Sharp Corp. *	292	1,826
Shin-Etsu Chemical Co. Ltd.	204	6,097
SoftBank Corp.	882	9,972
Takeda Pharmaceutical Co. Ltd.	197	5,347
Tokio Marine Holdings, Inc.	375	8,387
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Tokyo Electron Ltd.	87	11,536
United Urban Investment Corp., REIT	2	2,159
		120,181
Luxembourg — 0.1%
Intelsat SA ‡ *	270	6,151
Mexico — 0.4%
Bolsa Mexicana de Valores SAB de CV	424	660
Grupo Financiero Banorte SAB de CV, Class O	1,644	13,320
Kimberly-Clark de Mexico SAB de CV, Class A	1,666	3,052
Southern Copper Corp.	101	7,138
Wal-Mart de Mexico SAB de CV	2,738	9,812
		33,982
Netherlands — 0.7%
ABN AMRO Bank NV, CVA (b)	121	1,634
ASML Holding NV	14	8,237
ASR Nederland NV	65	2,442
BE Semiconductor Industries NV	35	3,563
ING Groep NV	272	3,486
Koninklijke Ahold Delhaize NV	118	3,507
Koninklijke KPN NV	1,627	5,469
NN Group NV	101	3,226
OCI NV	51	1,188
Shell plc	718	23,151
Wolters Kluwer NV	24	3,032
		58,935
New Zealand — 0.1%
Contact Energy Ltd.	263	1,194
Spark New Zealand Ltd.	1,728	5,016
		6,210
Norway — 0.4%
Aker BP ASA	47	1,364
DNB Bank ASA	128	2,309
Equinor ASA	363	12,160
Norsk Hydro ASA	660	3,766
SFL Corp. Ltd.	278	3,013
Telenor ASA	867	8,861
		31,473
Poland — 0.1%
Powszechny Zaklad Ubezpieczen SA	791	8,954
INVESTMENTS	SHARES (000)	VALUE ($000)

Portugal — 0.1%
EDP - Energias de Portugal SA	553	2,326
Navigator Co. SA (The)	511	2,034
NOS SGPS SA	222	812
Redes Energeticas Nacionais SGPS SA	383	996
		6,168
Russia — 0.0% ^
Moscow Exchange MICEX-RTS PJSC ‡	2,552	61
Severstal PAO, GDR ‡ * (b)	132	42
Severstal PAO, GDR ‡ * (b)	10	3
		106
Saudi Arabia — 0.1%
Al Rajhi Bank	255	4,574
Saudi National Bank (The)	721	6,449
		11,023
Singapore — 0.4%
BW LPG Ltd. (b)	232	3,285
CapitaLand Ascendas, REIT	961	1,825
DBS Group Holdings Ltd.	457	10,981
Hafnia Ltd.	320	2,103
Keppel Infrastructure Trust	2,399	771
NETLINK NBN TRUST (b)	2,022	1,226
Singapore Exchange Ltd.	1,153	7,981
Singapore Telecommunications Ltd.	3,138	5,453
		33,625
South Africa — 0.5%
Anglo American plc	230	5,868
AVI Ltd.	209	779
Bid Corp. Ltd.	251	5,330
Bidvest Group Ltd. (The)	378	5,352
FirstRand Ltd.	1,100	3,625
Sanlam Ltd.	2,305	8,083
Shoprite Holdings Ltd.	86	1,106
Standard Bank Group Ltd.	571	5,606
Vodacom Group Ltd.	1,286	7,003
		42,752
South Korea — 0.8%
Hana Financial Group, Inc.	81	2,364
KB Financial Group, Inc.	206	7,828
Kia Corp.	126	7,191
LG Uplus Corp.	301	2,258
Samsung Electronics Co. Ltd.	722	35,929
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	45

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
South Korea — continued
Samsung Electronics Co. Ltd. (Preference)	26	1,049
Shinhan Financial Group Co. Ltd.	267	6,871
SK Telecom Co. Ltd., ADR	44	886
SK Telecom Co. Ltd.	189	6,898
		71,274
Spain — 1.1%
Acerinox SA	269	2,621
ACS Actividades de Construccion y Servicios SA	110	3,985
Aena SME SA (b)	18	2,601
Atlantica Sustainable Infrastructure plc	105	1,894
Banco Bilbao Vizcaya Argentaria SA	542	4,265
Banco Santander SA	1,257	4,624
CaixaBank SA	635	2,583
Cia de Distribucion Integral Logista Holdings SA	102	2,513
Enagas SA	142	2,370
Endesa SA	505	9,502
Iberdrola SA	2,098	23,331
Industria de Diseno Textil SA	137	4,716
Mapfre SA	1,086	2,257
Naturgy Energy Group SA	323	9,143
Redeia Corp. SA	158	2,465
Repsol SA	214	3,128
Telefonica SA	2,062	7,966
		89,964
Sweden — 0.5%
H & M Hennes & Mauritz AB, Class B	113	1,515
Skandinaviska Enskilda Banken AB, Class A	218	2,432
SSAB AB, Class B	418	2,428
Svenska Handelsbanken AB, Class A	205	1,751
Tele2 AB, Class B	1,457	10,350
Telia Co. AB	1,184	2,509
Volvo AB, Class B	1,178	23,341
		44,326
Switzerland — 0.5%
Accelleron Industries AG	46	1,133
Julius Baer Group Ltd.	58	3,420
Novartis AG (Registered)	180	16,837
Sandoz Group AG *	7	197
Swisscom AG (Registered)	5	2,819
INVESTMENTS	SHARES (000)	VALUE ($000)

Switzerland — continued
UBS Group AG (Registered)	237	5,567
Zurich Insurance Group AG	20	9,784
		39,757
Taiwan — 1.2%
Accton Technology Corp.	61	945
ASE Technology Holding Co. Ltd.	2,728	9,551
Chailease Holding Co. Ltd.	384	2,083
Delta Electronics, Inc.	198	1,787
MediaTek, Inc.	76	1,983
Mega Financial Holding Co. Ltd.	2,179	2,473
Novatek Microelectronics Corp.	745	10,492
President Chain Store Corp.	796	6,332
Quanta Computer, Inc.	640	3,778
Realtek Semiconductor Corp.	762	9,497
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	194	16,706
Taiwan Semiconductor Manufacturing Co. Ltd.	2,169	35,425
Vanguard International Semiconductor Corp.	2,329	5,058
Wiwynn Corp.	17	805
		106,915
Thailand — 0.1%
SCB X PCL	2,501	6,809
Siam Cement PCL (The) (Registered)	466	3,736
		10,545
United Kingdom — 2.5%
3i Group plc	184	4,339
AstraZeneca plc	132	16,558
Aviva plc	566	2,741
B&M European Value Retail SA	481	3,094
Balfour Beatty plc	667	2,505
Barclays plc	1,747	2,804
Barratt Developments plc	1,420	7,160
Berkeley Group Holdings plc	59	2,922
BP plc	2,608	15,924
Britvic plc	209	2,128
BT Group plc	1,650	2,266
Centrica plc	2,268	4,341
Coca-Cola Europacific Partners plc	159	9,297
Compass Group plc	139	3,497
Direct Line Insurance Group plc *	1,564	2,883
Dunelm Group plc	194	2,305
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
Games Workshop Group plc	13	1,549
HSBC Holdings plc	1,344	9,706
IG Group Holdings plc	145	1,125
Imperial Brands plc	302	6,438
InterContinental Hotels Group plc	41	2,885
Intermediate Capital Group plc	128	2,042
Investec plc	418	2,317
J Sainsbury plc	824	2,579
Legal & General Group plc	1,324	3,410
Lloyds Banking Group plc	6,363	3,097
Man Group plc	1,032	2,759
Mitie Group plc	2,190	2,629
National Grid plc	225	2,686
NatWest Group plc	796	1,733
Next plc	25	2,072
Pagegroup plc	356	1,633
Persimmon plc	120	1,489
RELX plc	498	17,396
Sage Group plc (The)	481	5,682
Segro plc, REIT	217	1,890
Severn Trent plc	134	4,331
SSE plc	597	11,869
Taylor Wimpey plc	2,070	2,796
Telecom Plus plc	85	1,598
Tesco plc	2,087	6,849
Unilever plc	220	10,395
United Utilities Group plc	499	6,451
Vodafone Group plc	5,212	4,798
WPP plc	369	3,181
		212,149
United States — 16.5%
3M Co.	64	5,825
Abbott Laboratories	26	2,460
AbbVie, Inc.	288	40,661
Accenture plc, Class A	6	1,755
Advance Auto Parts, Inc.	58	3,010
AGNC Investment Corp., REIT	661	4,878
Air Products and Chemicals, Inc.	14	4,050
American Electric Power Co., Inc.	81	6,105
American Express Co.	17	2,537
Amgen, Inc.	28	7,036
Analog Devices, Inc.	57	9,025
Annaly Capital Management, Inc., REIT	337	5,259
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Antero Midstream Corp.	221	2,733
Apple, Inc.	4	756
Arthur J Gallagher & Co.	13	3,013
AT&T, Inc.	583	8,983
Avangrid, Inc.	186	5,546
Avista Corp.	71	2,250
Baker Hughes Co.	183	6,291
Bank of America Corp.	454	11,960
Best Buy Co., Inc.	117	7,838
BlackRock, Inc.	5	2,884
Boston Properties, Inc., REIT	114	6,089
Bristol-Myers Squibb Co.	172	8,853
Campbell Soup Co.	150	6,063
Cardinal Health, Inc.	79	7,216
CF Industries Holdings, Inc.	70	5,596
Chesapeake Energy Corp. (a)	43	3,696
Chevron Corp.	198	28,796
Chord Energy Corp.	12	2,016
Chubb Ltd.	20	4,341
Cigna Group (The)	14	4,205
Cisco Systems, Inc.	136	7,083
Claire's Stores, Inc. ‡ *	4	1,151
Clear Channel Outdoor Holdings, Inc. * (a)	287	316
Clearway Energy, Inc., Class C	94	2,048
Clorox Co. (The)	47	5,506
CME Group, Inc.	169	35,997
CMS Energy Corp.	42	2,286
Coca-Cola Co. (The)	675	38,104
Cogent Communications Holdings, Inc.	45	2,932
Comcast Corp., Class A	672	27,761
Comerica, Inc.	98	3,844
Conagra Brands, Inc.	223	6,107
ConocoPhillips	51	6,003
Consolidated Edison, Inc.	74	6,526
Coterra Energy, Inc.	264	7,269
CRH plc	41	2,175
Crown Castle, Inc., REIT	51	4,703
Cummins, Inc.	28	5,987
CVS Health Corp.	91	6,312
Deere & Co.	30	11,131
Devon Energy Corp.	65	3,026
DHT Holdings, Inc.	285	3,168
Digital Realty Trust, Inc., REIT	51	6,354
Dominion Energy, Inc.	133	5,376
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	47

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Dover Corp.	25	3,201
Dow, Inc.	368	17,777
DT Midstream, Inc.	51	2,756
Duke Energy Corp.	99	8,785
Eastman Chemical Co.	80	5,952
Eaton Corp. plc	51	10,456
Edison International	105	6,647
Eli Lilly & Co.	4	1,970
Emerson Electric Co.	76	6,764
Entergy Corp.	66	6,277
EOG Resources, Inc.	86	10,839
EP Energy Corp. ‡ *	141	226
Equitrans Midstream Corp.	312	2,764
Evergy, Inc.	165	8,095
Eversource Energy	40	2,161
Exxon Mobil Corp.	377	39,858
Fastenal Co.	129	7,507
Federal Realty Investment Trust, REIT	62	5,615
Ferguson plc	14	2,077
FirstEnergy Corp.	248	8,836
Ford Motor Co.	511	4,985
Frontier Communications Parent, Inc. * (a)	122	2,180
General Dynamics Corp.	19	4,593
General Mills, Inc.	77	5,036
Genuine Parts Co.	41	5,340
Gilead Sciences, Inc.	88	6,903
Goodman Networks, Inc. ‡ *	53	—
GSK plc	746	13,302
Gulfport Energy Corp. *	31	3,890
Hasbro, Inc.	77	3,476
Hawaiian Electric Industries, Inc.	177	2,299
Healthpeak Properties, Inc., REIT	324	5,031
Hewlett Packard Enterprise Co.	442	6,796
Holcim AG	70	4,345
Home Depot, Inc. (The)	15	4,299
HP, Inc.	65	1,714
iHeartMedia, Inc., Class A *	122	287
Intel Corp.	200	7,310
International Business Machines Corp.	67	9,643
International Flavors & Fragrances, Inc.	83	5,665
International Paper Co.	205	6,903
Interpublic Group of Cos., Inc. (The)	189	5,370
Iron Mountain, Inc., REIT	120	7,090
J M Smucker Co. (The)	35	4,005
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Johnson & Johnson	170	25,282
Juniper Networks, Inc.	232	6,239
Kellogg Co.	107	5,398
Kenvue, Inc.	317	5,905
Keurig Dr Pepper, Inc.	268	8,141
KeyCorp	643	6,572
Kimberly-Clark Corp.	53	6,395
Kimco Realty Corp., REIT	169	3,032
Kinder Morgan, Inc.	568	9,207
Kraft Heinz Co. (The)	193	6,080
Laureate Education, Inc., Class A	215	3,040
Lowe's Cos., Inc.	45	8,557
LyondellBasell Industries NV, Class A	75	6,806
Mallinckrodt plc *	72	6
Marriott International, Inc., Class A	43	8,060
McDonald's Corp.	49	12,802
Medtronic plc	30	2,084
Merck & Co., Inc.	235	24,168
Microsoft Corp.	10	3,528
Mondelez International, Inc., Class A	41	2,689
Moran Foods Backstop Equity ‡ *	148	148
Morgan Stanley	48	3,369
Motorola Solutions, Inc.	23	6,482
MYT Holding LLC ‡ *	1,342	470
National CineMedia, Inc. *	107	419
Nestle SA (Registered)	261	28,121
NetApp, Inc.	86	6,270
New Fortress Energy, Inc.	87	2,626
Newmont Corp.	151	5,649
NextEra Energy, Inc.	235	13,718
NMG, Inc. ‡ * (a)	41	4,651
NMG, Inc. ‡ *	4	493
Nordic American Tankers Ltd.	646	2,967
Norfolk Southern Corp.	16	3,097
Northrop Grumman Corp.	5	2,426
Northwestern Energy Group, Inc.	52	2,506
NRG Energy, Inc.	38	1,601
OGE Energy Corp.	72	2,474
Omnicom Group, Inc.	78	5,871
ONE Gas, Inc.	32	1,910
ONEOK, Inc.	156	10,175
Oracle Corp.	108	11,170
PACCAR, Inc.	37	3,037
Packaging Corp. of America	48	7,353
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Parker-Hannifin Corp.	5	1,749
PepsiCo, Inc.	23	3,747
Pfizer, Inc.	138	4,204
Philip Morris International, Inc.	114	10,140
Phillips 66	62	7,120
Pinnacle West Capital Corp.	127	9,434
Pioneer Natural Resources Co.	32	7,721
PNC Financial Services Group, Inc. (The)	19	2,221
PPG Industries, Inc.	25	3,063
PPL Corp.	160	3,923
Procter & Gamble Co. (The)	105	15,795
Progressive Corp. (The)	95	15,063
Prologis, Inc., REIT	129	12,963
Prudential Financial, Inc.	69	6,338
Public Service Enterprise Group, Inc.	249	15,350
Public Storage, REIT	23	5,381
Realty Income Corp.	106	5,031
Regency Centers Corp., REIT	104	6,292
Republic Services, Inc.	16	2,315
Roche Holding AG	97	25,045
Ross Stores, Inc.	71	8,243
RTX Corp.	115	9,336
Sanofi SA	40	3,621
Schneider Electric SE	37	5,702
Seagate Technology Holdings plc	123	8,369
Shenandoah Telecommunications Co.	44	1,050
Simon Property Group, Inc., REIT	65	7,126
Sirius XM Holdings, Inc.	1,109	4,748
Southern Co. (The)	139	9,336
Steel Dynamics, Inc.	35	3,695
Stellantis NV	376	7,023
Stellantis NV	141	2,630
Sysco Corp.	37	2,477
T. Rowe Price Group, Inc.	59	5,361
Telephone and Data Systems, Inc.	223	4,055
Texas Instruments, Inc.	152	21,574
TJX Cos., Inc. (The)	42	3,704
Truist Financial Corp.	97	2,738
UGI Corp.	89	1,847
United Parcel Service, Inc., Class B	131	18,517
UnitedHealth Group, Inc.	35	18,860
US Bancorp	95	3,016
Valero Energy Corp.	51	6,467
Venator Materials plc *	607,271	2,426
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Ventas, Inc., REIT	139	5,883
Verizon Communications, Inc.	312	10,970
VF Corp.	63	927
VICI Properties, Inc., REIT	544	15,182
VMware, Inc., Class A *	10	1,528
Walgreens Boots Alliance, Inc.	288	6,075
Walmart, Inc.	22	3,525
Wells Fargo & Co.	172	6,842
Welltower, Inc., REIT	41	3,460
Weyerhaeuser Co., REIT	213	6,119
Williams Cos., Inc. (The)	307	10,555
Windstream Holdings, Inc. ‡ *	4	43
WK Kellogg Co. *	27	268
WP Carey, Inc., REIT	95	5,070
Xcel Energy, Inc.	206	12,224
Yum! Brands, Inc.	61	7,374
		1,403,771
Total Common Stocks (Cost $3,043,920)		3,274,610
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 33.5%
Australia — 0.1%
FMG Resources August 2006 Pty. Ltd.
4.50%, 9/15/2027 (c)	218	196
4.38%, 4/1/2031 (c)	1,432	1,154
6.13%, 4/15/2032 (c)	1,001	884
Glencore Funding LLC
4.63%, 4/29/2024 (c)	687	682
2.50%, 9/1/2030 (c)	180	140
2.63%, 9/23/2031 (c)	63	47
Macquarie Group Ltd.
6.21%, 11/22/2024 (c)	4,200	4,199
(SOFR + 0.69%), 1.20%, 10/14/2025 (c) (d)	1,293	1,230
Mineral Resources Ltd.
8.13%, 5/1/2027 (c)	200	195
8.00%, 11/1/2027 (c)	149	144
8.50%, 5/1/2030 (c)	750	718
NBN Co. Ltd. 2.63%, 5/5/2031 (b)	300	237
		9,826
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	49

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Austria — 0.0% ^
ams-OSRAM AG 7.00%, 7/31/2025 (c)	1,280	1,256
Azerbaijan — 0.0% ^
Southern Gas Corridor CJSC 6.88%, 3/24/2026 (b)	950	935
State Oil Co. of the Azerbaijan Republic 6.95%, 3/18/2030 (b)	1,180	1,142
		2,077
Bahrain — 0.0% ^
Oil and Gas Holding Co. BSCC (The) 7.50%, 10/25/2027 (b)	1,150	1,154
Belgium — 0.0% ^
KBC Group NV (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 5.80%, 1/19/2029 (c) (d)	200	193
Brazil — 0.1%
Braskem Netherlands Finance BV 7.25%, 2/13/2033 (c)	287	248
CSN Resources SA 4.63%, 6/10/2031 (c)	450	336
Guara Norte SARL 5.20%, 6/15/2034 (c)	306	257
Klabin Austria GmbH 7.00%, 4/3/2049 (b)	1,150	1,051
Minerva Luxembourg SA 8.88%, 9/13/2033 (c)	928	909
MV24 Capital BV 6.75%, 6/1/2034 (c)	572	492
Nexa Resources SA 5.38%, 5/4/2027 (b)	580	530
Petrobras Global Finance BV 6.85%, 6/5/2115	300	252
Vale Overseas Ltd. 3.75%, 7/8/2030	57	48
		4,123
Canada — 1.8%
1011778 BC ULC
3.88%, 1/15/2028 (c)	1,705	1,522
3.50%, 2/15/2029 (c)	1,291	1,104
4.00%, 10/15/2030 (c)	3,505	2,871
Athabasca Oil Corp. 9.75%, 11/1/2026 (c)	311	321
ATS Corp. 4.13%, 12/15/2028 (c)	1,494	1,283
Bank of Montreal
Series H, 4.25%, 9/14/2024	419	412
5.20%, 12/12/2024	4,215	4,178
Series H, 4.70%, 9/14/2027	105	100
Bank of Nova Scotia (The)
3.40%, 2/11/2024	655	650
5.25%, 12/6/2024	417	413
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canada — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.90%, 6/4/2025 (d) (e) (f) (g)	2,497	2,279
5.45%, 6/12/2025	1,000	990
1.30%, 9/15/2026	280	246
Series 2, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.61%), 3.63%, 10/27/2081 (d) (e)	1,900	1,333
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.39%), 8.63%, 10/27/2082 (d) (e)	4,942	4,834
Baytex Energy Corp.
8.75%, 4/1/2027 (c)	4,909	4,948
8.50%, 4/30/2030 (c)	3,640	3,605
Bombardier, Inc. 7.88%, 4/15/2027 (c)	6,550	6,301
Canadian Imperial Bank of Commerce
3.10%, 4/2/2024	466	460
1.00%, 10/18/2024	468	446
5.99%, 10/3/2028	3,870	3,822
Emera US Finance LP 2.64%, 6/15/2031	75	57
Emera, Inc. Series 16-A, (3-MONTH SOFR + 5.44%), 6.75%, 6/15/2076 (d)	12,522	11,776
Enbridge, Inc.
3.50%, 6/10/2024	589	580
Series 16-A, (3-MONTH CME TERM SOFR + 4.15%), 6.00%, 1/15/2077 (d)	2,237	1,947
Series 20-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 5.75%, 7/15/2080 (d)	11,810	9,844
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.42%), 7.63%, 1/15/2083 (d)	4,722	4,224
Federation des Caisses Desjardins du Quebec
(SOFRINDX + 1.09%), 5.28%, 1/23/2026 (c) (d)	1,415	1,394
4.55%, 8/23/2027 (c)	2,820	2,675
5.70%, 3/14/2028 (c)	1,205	1,177
Garda World Security Corp. 4.63%, 2/15/2027 (c)	2,751	2,454
GFL Environmental, Inc.
4.25%, 6/1/2025 (c)	2,670	2,567
3.75%, 8/1/2025 (c)	3,238	3,062
4.00%, 8/1/2028 (c)	3,477	2,992
4.75%, 6/15/2029 (c)	2,430	2,127
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Canada — continued
New Gold, Inc. 7.50%, 7/15/2027 (c)	1,184	1,111
NOVA Chemicals Corp.
4.88%, 6/1/2024 (c)	5,320	5,228
5.00%, 5/1/2025 (c)	3,760	3,551
5.25%, 6/1/2027 (c)	4,031	3,405
Open Text Holdings, Inc.
4.13%, 2/15/2030 (c)	201	167
4.13%, 12/1/2031 (c)	1,162	913
Precision Drilling Corp.
7.13%, 1/15/2026 (c)	3,749	3,694
6.88%, 1/15/2029 (c)	1,018	943
Ritchie Bros Holdings, Inc.
6.75%, 3/15/2028 (c)	1,012	992
7.75%, 3/15/2031 (c)	1,684	1,688
Rogers Communications, Inc.
3.80%, 3/15/2032	135	109
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.59%), 5.25%, 3/15/2082 (c) (d)	6,303	5,545
Royal Bank of Canada
5.66%, 10/25/2024	584	582
2.25%, 11/1/2024	453	437
4.95%, 4/25/2025	1,000	985
4.88%, 1/12/2026	3,350	3,278
5.20%, 7/20/2026	800	787
Superior Plus LP 4.50%, 3/15/2029 (c)	1,621	1,383
Toronto-Dominion Bank (The)
2.65%, 6/12/2024	440	431
4.29%, 9/13/2024	418	412
5.53%, 7/17/2026	2,955	2,924
(SOFR + 1.08%), 6.40%, 7/17/2026 (d)	1,600	1,601
4.69%, 9/15/2027	95	90
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.08%), 8.13%, 10/31/2082 (d) (e)	13,713	13,453
TransAlta Corp.
7.75%, 11/15/2029	988	983
6.50%, 3/15/2040	114	100
TransCanada PipeLines Ltd.
1.00%, 10/12/2024	395	376
4.75%, 5/15/2038	119	95
Transcanada Trust
Series 16-A, (3-MONTH SOFR + 4.64%), 5.88%, 8/15/2076 (d)	3,021	2,706
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canada — continued
(SOFR + 4.42%), 5.50%, 9/15/2079 (d)	8,775	6,952
Vermilion Energy, Inc. 6.88%, 5/1/2030 (c)	1,174	1,095
Videotron Ltd.
5.13%, 4/15/2027 (c)	264	246
3.63%, 6/15/2029 (c)	74	62
		155,318
China — 0.2%
Central Plaza Development Ltd.
3.85%, 7/14/2025 (b)	200	138
4.65%, 1/19/2026 (b)	1,800	1,174
China Oil & Gas Group Ltd. 4.70%, 6/30/2026 (b)	1,200	941
Chong Hing Bank Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 5.70%, 7/15/2024 (b) (d) (e) (f) (g)	950	922
ENN Clean Energy International Investment Ltd. 3.38%, 5/12/2026 (b)	1,700	1,549
Franshion Brilliant Ltd. 4.25%, 7/23/2029 (b)	400	218
Greentown China Holdings Ltd. 5.65%, 7/13/2025 (b)	1,200	858
Huarong Finance 2017 Co. Ltd. 4.75%, 4/27/2027 (b)	400	347
Huarong Finance 2019 Co. Ltd.
3.25%, 11/13/2024 (b)	700	663
4.50%, 5/29/2029 (b)	200	163
3.88%, 11/13/2029 (b)	300	240
Huarong Finance II Co. Ltd.
5.00%, 11/19/2025 (b)	2,500	2,304
4.63%, 6/3/2026 (b)	1,500	1,335
Prosus NV 3.83%, 2/8/2051 (b)	500	260
RKPF Overseas Ltd. 6.70%, 9/30/2024 (b)	1,400	959
Shandong Iron And Steel Xinheng International Co. Ltd. 4.80%, 7/28/2024 (b)	950	928
Shui On Development Holding Ltd.
5.50%, 3/3/2025 (b)	1,350	697
5.50%, 6/29/2026 (b)	400	163
Vanke Real Estate Hong Kong Co. Ltd. 3.98%, 11/9/2027 (b)	400	177
West China Cement Ltd. 4.95%, 7/8/2026 (b)	700	478
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	51

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
China — continued
Yanlord Land HK Co. Ltd. 6.80%, 2/27/2024 (b)	1,200	1,074
Yunda Holding Investment Ltd. 2.25%, 8/19/2025 (b)	600	539
Zhongsheng Group Holdings Ltd. 3.00%, 1/13/2026 (b)	450	411
		16,538
Colombia — 0.0% ^
Ecopetrol SA
5.38%, 6/26/2026	760	726
8.63%, 1/19/2029	600	597
7.38%, 9/18/2043	412	327
5.88%, 5/28/2045	350	226
		1,876
Denmark — 0.1%
Danske Bank A/S
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (c) (d)	4,395	4,377
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 1.62%, 9/11/2026 (c) (d)	200	182
		4,559
Finland — 0.1%
Nordea Bank Abp
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%, 3/26/2026 (c) (d) (e) (f) (g)	5,682	5,312
1.50%, 9/30/2026 (c)	2,615	2,293
		7,605
France — 1.0%
Altice France SA
8.13%, 2/1/2027 (c)	3,019	2,545
5.50%, 1/15/2028 (c)	370	275
5.13%, 7/15/2029 (c)	3,800	2,602
5.50%, 10/15/2029 (c)	2,932	2,017
Banque Federative du Credit Mutuel SA
0.65%, 2/27/2024 (a) (c)	1,515	1,489
2.38%, 11/21/2024 (a) (c)	529	509
1.00%, 2/4/2025 (c)	1,108	1,036
4.94%, 1/26/2026 (c)	1,420	1,381
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

France — continued
BNP Paribas SA
(3-MONTH CME TERM SOFR + 2.50%), 4.71%, 1/10/2025 (c) (d)	2,080	2,072
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 9.25%, 11/17/2027 (c) (d) (e) (f) (g)	4,792	4,871
4.40%, 8/14/2028 (c)	2,155	1,982
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.90%), 7.75%, 8/16/2029 (c) (d) (e) (f) (g)	6,639	6,155
BPCE SA
(SOFR + 1.52%), 1.65%, 10/6/2026 (c) (d)	8,105	7,338
(SOFR + 2.10%), 5.98%, 1/18/2027 (c) (d)	996	980
3.50%, 10/23/2027 (c)	2,345	2,093
CGG SA 8.75%, 4/1/2027 (a) (c)	500	441
Credit Agricole SA
(USD Swap Semi 5 Year + 6.19%), 8.13%, 12/23/2025 (c) (d) (e) (f) (g)	5,454	5,386
(GBP Swap Semi 5 Year + 4.81%), 7.50%, 6/23/2026 (c) (d) (e) (f) (g)	GBP3,130	3,566
4.13%, 1/10/2027 (c)	2,180	2,031
5.30%, 7/12/2028 (c)	1,615	1,566
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.24%), 4.75%, 3/23/2029 (c) (d) (e) (f) (g)	5,291	3,916
Societe Generale SA
5.00%, 1/17/2024 (c)	4,100	4,081
2.63%, 1/22/2025 (c)	2,225	2,119
4.25%, 4/14/2025 (c)	450	431
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 6.45%, 1/12/2027 (c) (d)	2,735	2,709
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.39%), 9.38%, 11/22/2027 (c) (d) (e) (f) (g)	8,298	8,011
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.80%, 1/19/2028 (c) (d)	4,934	4,330
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
France — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (c) (d) (e) (f) (g)	6,316	4,530
7.37%, 1/10/2053 (c)	2,872	2,491
		82,953
Germany — 0.1%
Bayer US Finance II LLC 4.63%, 6/25/2038 (c)	200	159
BMW US Capital LLC (SOFRINDX + 0.53%), 5.86%, 4/1/2024 (c) (d)	412	412
Daimler Truck Finance North America LLC 5.20%, 1/17/2025 (c)	1,190	1,180
Deutsche Bank AG (SOFR + 1.87%), 2.13%, 11/24/2026 (d)	5,655	5,106
Deutsche Telekom International Finance BV 8.75%, 6/15/2030 (h)	286	320
Volkswagen Group of America Finance LLC 4.25%, 11/13/2023 (c)	462	462
		7,639
Guatemala — 0.0% ^
Energuate Trust 5.88%, 5/3/2027 (b)	1,147	1,026
Hong Kong — 0.2%
Bank of East Asia Ltd. (The) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.53%), 5.83%, 10/21/2025 (b) (d) (e) (f) (g)	1,750	1,368
CAS Capital No. 1 Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.64%), 4.00%, 7/12/2026 (b) (d) (f) (g)	2,500	1,964
Elect Global Investments Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.89%), 4.10%, 6/3/2025 (b) (d) (f) (g)	600	472
FWD Group Holdings Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.87%), 8.05%, 12/15/2023 (b) (d) (f) (g)	1,200	1,099
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 6.68%, 2/1/2024 (b) (d) (f) (g)	1,000	874
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hong Kong — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.88%), 6.38%, 9/13/2024 (b) (d) (f) (g)	300	261
Goodman HK Finance 4.38%, 6/19/2024 (b)	300	295
Melco Resorts Finance Ltd.
5.25%, 4/26/2026 (b)	800	731
5.63%, 7/17/2027 (b)	2,300	1,996
5.75%, 7/21/2028 (b)	600	507
NWD Finance BVI Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 6.20%), 6.15%, 3/16/2025 (b) (d) (f) (g)	1,050	769
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.86%), 4.13%, 3/10/2028 (b) (d) (f) (g)	1,500	736
NWD MTN Ltd. 4.13%, 7/18/2029 (b)	1,600	1,040
Prudential Funding Asia plc (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.52%), 2.95%, 11/3/2033 (b) (d)	1,600	1,304
		13,416
India — 0.3%
ABJA Investment Co. Pte. Ltd. 5.45%, 1/24/2028 (b)	2,000	1,926
Axis Bank Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.32%), 4.10%, 9/8/2026 (b) (d) (e) (f) (g)	700	603
GMR Hyderabad International Airport Ltd. 4.25%, 10/27/2027 (b)	1,100	965
Greenko Dutch BV 3.85%, 3/29/2026 (b)	1,711	1,522
Greenko Power II Ltd.
4.30%, 12/13/2028 (c)	857	719
4.30%, 12/13/2028 (b)	371	311
Greenko Solar Mauritius Ltd. 5.95%, 7/29/2026 (b)	2,600	2,387
Greenko Wind Projects Mauritius Ltd. 5.50%, 4/6/2025 (c)	1,000	948
HDFC Bank Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.93%), 3.70%, 8/25/2026 (c) (d) (e) (f) (g)	1,100	946
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	53

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
India — continued
HPCL-Mittal Energy Ltd.
5.45%, 10/22/2026 (b)	400	377
5.25%, 4/28/2027 (b)	2,100	1,955
India Clean Energy Holdings 4.50%, 4/18/2027 (b)	1,250	1,013
India Green Energy Holdings 5.38%, 4/29/2024 (b)	3,500	3,443
India Green Power Holdings 4.00%, 2/22/2027 (b)	2,900	2,482
JSW Infrastructure Ltd.
4.95%, 1/21/2029 (c)	800	683
4.95%, 1/21/2029 (b)	1,200	1,025
JSW Steel Ltd.
5.38%, 4/4/2025 (b)	2,200	2,126
3.95%, 4/5/2027 (c)	600	514
Network i2i Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.27%), 5.65%, 1/15/2025 (b) (d) (f) (g)	2,900	2,808
ReNew Pvt Ltd. 5.88%, 3/5/2027 (b)	303	276
TML Holdings Pte. Ltd. 4.35%, 6/9/2026 (b)	1,000	903
		27,932
Indonesia — 0.2%
Adaro Indonesia PT 4.25%, 10/31/2024 (b)	2,350	2,258
Bank Negara Indonesia Persero Tbk. PT (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.47%), 4.30%, 3/24/2027 (b) (d) (e) (f) (g)	1,700	1,376
Bank Tabungan Negara Persero Tbk. PT 4.20%, 1/23/2025 (b) (e)	1,700	1,605
Cikarang Listrindo Tbk. PT 4.95%, 9/14/2026 (b)	1,600	1,514
Indika Energy Capital III Pte. Ltd. 5.88%, 11/9/2024 (b)	250	244
Indika Energy Capital IV Pte. Ltd. 8.25%, 10/22/2025 (b)	2,700	2,667
Medco Bell Pte. Ltd. 6.38%, 1/30/2027 (b)	1,100	1,030
Medco Platinum Road Pte. Ltd. 6.75%, 1/30/2025 (b)	1,400	1,408
Minejesa Capital BV 5.63%, 8/10/2037 (b)	1,000	738
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indonesia — continued
Pelabuhan Indonesia Persero PT 4.88%, 10/1/2024 (b)	300	296
Pertamina Geothermal Energy PT 5.15%, 4/27/2028 (c)	200	193
		13,329
Ireland — 0.2%
AerCap Holdings NV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.54%), 5.88%, 10/10/2079 (d)	4,984	4,678
AerCap Ireland Capital DAC
3.15%, 2/15/2024	2,135	2,114
Series 3NC1, 1.75%, 10/29/2024	1,135	1,084
AIB Group plc (SOFR + 3.46%), 7.58%, 10/14/2026 (c) (d)	2,810	2,845
Avolon Holdings Funding Ltd. 3.95%, 7/1/2024 (c)	2,265	2,220
Bank of Ireland Group plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (c) (d)	2,100	2,080
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (c) (d)	200	174
Cimpress plc 7.00%, 6/15/2026	1,152	1,066
		16,261
Israel — 0.0% ^
Energian Israel Finance Ltd.
4.88%, 3/30/2026 (b)	210	184
5.38%, 3/30/2028 (b)	220	180
Leviathan Bond Ltd. 6.50%, 6/30/2027 (b)	720	628
		992
Italy — 0.1%
Intesa Sanpaolo SpA 7.00%, 11/21/2025 (c)	1,463	1,469
Telecom Italia Capital SA
6.38%, 11/15/2033	1,000	853
6.00%, 9/30/2034	4,901	4,034
7.72%, 6/4/2038	725	640
UniCredit SpA
(EURIBOR ICE Swap Rate 5 Year + 7.33%), 7.50%, 6/3/2026 (b) (d) (e) (f) (g)	EUR1,200	1,235
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Italy — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (c) (d)	200	176
(EURIBOR ICE Swap Rate 5 Year + 4.08%), 3.88%, 6/3/2027 (b) (d) (e) (f) (g)	EUR202	158
		8,565
Japan — 0.1%
Mitsubishi HC Capital, Inc. 3.56%, 2/28/2024 (c)	524	519
Mitsubishi UFJ Financial Group, Inc.
2.80%, 7/18/2024	404	395
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.95%, 7/19/2025 (d)	1,723	1,657
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.13%), 3.84%, 4/17/2026 (a) (d)	932	900
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (d)	1,195	1,056
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.64%, 10/13/2027 (d)	3,000	2,632
Mizuho Financial Group, Inc.
(3-MONTH CME TERM SOFR + 1.09%), 2.23%, 5/25/2026 (d)	1,140	1,069
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (d)	1,210	1,066
Nippon Life Insurance Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 2.75%, 1/21/2051 (c) (d)	1,276	980
NTT Finance Corp. 4.14%, 7/26/2024 (c)	200	197
Sumitomo Mitsui Financial Group, Inc. 2.45%, 9/27/2024	450	436
Suntory Holdings Ltd. 2.25%, 10/16/2024 (c)	250	241
Universal Entertainment Corp. 8.75%, 12/11/2024 (c) (h)	824	853
		12,001
Kazakhstan — 0.0% ^
KazMunayGas National Co. JSC
5.75%, 4/19/2047 (b)	1,380	1,023
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Kazakhstan — continued
6.38%, 10/24/2048 (b)	1,040	814
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/2026 (b)	800	712
		2,549
Luxembourg — 0.2%
Altice Financing SA 5.75%, 8/15/2029 (c)	3,756	2,905
Altice France Holding SA 10.50%, 5/15/2027 (c)	4,564	2,483
INEOS Finance plc 6.75%, 5/15/2028 (a) (c)	1,677	1,566
Intelsat Jackson Holdings SA 6.50%, 3/15/2030 (c)	12,381	10,871
Intelsat Jackson Holdings SA, Escrow 5.50%, 8/1/2023 ‡ (i)	10,554	1
		17,826
Macau — 0.2%
Champion Path Holdings Ltd. 4.85%, 1/27/2028 (b)	2,500	1,945
MGM China Holdings Ltd. 4.75%, 2/1/2027 (b)	1,400	1,225
Sands China Ltd. 5.65%, 8/8/2028 (h)	950	876
Studio City Finance Ltd.
6.00%, 7/15/2025 (b)	2,400	2,246
6.50%, 1/15/2028 (b)	900	735
5.00%, 1/15/2029 (b)	2,350	1,677
Wynn Macau Ltd.
5.50%, 1/15/2026 (b)	2,300	2,119
5.63%, 8/26/2028 (b)	3,700	3,082
		13,905
Malaysia — 0.0% ^
Gohl Capital Ltd. 4.25%, 1/24/2027 (b)	300	274
Mexico — 0.2%
Alfa SAB de CV 6.88%, 3/25/2044 (c)	712	636
Braskem Idesa SAPI 7.45%, 11/15/2029 (b)	950	602
Petroleos Mexicanos
4.88%, 1/18/2024	350	347
4.25%, 1/15/2025	1,020	972
6.88%, 10/16/2025	510	489
6.88%, 8/4/2026	1,605	1,474
6.49%, 1/23/2027	470	415
5.35%, 2/12/2028	1,900	1,526
6.50%, 1/23/2029	420	339
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	55

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Mexico — continued
5.95%, 1/28/2031	1,460	1,033
6.70%, 2/16/2032	1,767	1,290
10.00%, 2/7/2033 (c)	725	643
10.00%, 2/7/2033 (b)	600	532
5.63%, 1/23/2046	1,999	1,055
6.75%, 9/21/2047	850	481
6.35%, 2/12/2048	500	273
7.69%, 1/23/2050	3,227	1,993
6.95%, 1/28/2060	2,100	1,189
		15,289
Morocco — 0.0% ^
OCP SA 6.88%, 4/25/2044 (b)	430	352
Netherlands — 0.4%
ABN AMRO Bank NV (EUR Swap Annual 5 Year + 4.67%), 4.38%, 9/22/2025 (b) (d) (e) (f) (g)	EUR5,700	5,513
Cooperatieve Rabobank UA
(SOFRINDX + 0.30%), 5.63%, 1/12/2024 (d)	272	272
3.88%, 8/22/2024	438	431
4.38%, 8/4/2025	1,600	1,537
3.75%, 7/21/2026	1,694	1,574
(EUR Swap Annual 5 Year + 4.68%), 4.38%, 6/29/2027 (b) (d) (e) (f) (g)	EUR6,000	5,597
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.98%, 12/15/2027 (c) (d)	2,400	2,102
ING Groep NV
3.55%, 4/9/2024	423	418
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.34%), 5.75%, 11/16/2026 (d) (e) (f) (g)	7,448	6,551
3.95%, 3/29/2027	3,300	3,055
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 3.88%, 5/16/2027 (d) (e) (f) (g)	5,500	3,838
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.71%), 7.50%, 5/16/2028 (b) (d) (e) (f) (g)	2,181	1,952
Trivium Packaging Finance BV
5.50%, 8/15/2026 (c) (h)	1,941	1,759
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Netherlands — continued
8.50%, 8/15/2027 (c) (h)	2,181	1,820
UPC Broadband Finco BV 4.88%, 7/15/2031 (c)	270	216
		36,635
New Zealand — 0.0% ^
ASB Bank Ltd. 3.13%, 5/23/2024 (c)	293	288
Norway — 0.1%
DNB Bank ASA
(SOFRINDX + 0.81%), 2.97%, 3/28/2025 (c) (d)	2,955	2,913
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.13%, 9/16/2026 (c) (d)	3,028	2,742
(SOFRINDX + 1.95%), 5.90%, 10/9/2026 (c) (d)	1,531	1,522
Seadrill Finance Ltd. 8.38%, 8/1/2030 (c)	1,112	1,112
		8,289
Panama — 0.0% ^
AES Panama Generation Holdings SRL 4.38%, 5/31/2030 (c)	951	771
Paraguay — 0.0% ^
Bioceanico Sovereign Certificate Ltd. Zero Coupon, 6/5/2034 (c)	374	257
Peru — 0.0% ^
Petroleos del Peru SA
4.75%, 6/19/2032 (c)	1,400	931
5.63%, 6/19/2047 (b)	600	327
		1,258
Philippines — 0.0% ^
Globe Telecom, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.53%), 4.20%, 8/2/2026 (b) (d) (f) (g)	1,700	1,571
Rizal Commercial Banking Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.24%), 6.50%, 8/27/2025 (b) (d) (e) (f) (g)	2,100	1,890
		3,461
Singapore — 0.0% ^
GLP Pte. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.74%), 4.50%, 5/17/2026 (b) (d) (f) (g)	1,400	402
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
South Africa — 0.0% ^
Eskom Holdings SOC Ltd. 7.13%, 2/11/2025 (b)	1,150	1,127
Transnet SOC Ltd. 8.25%, 2/6/2028 (c)	1,000	945
		2,072
South Korea — 0.0% ^
Hana Bank (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.41%), 3.50%, 10/19/2026 (c) (d) (e) (f) (g)	250	220
Hanwha Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.85%), 3.38%, 2/4/2032 (b) (d)	900	798
Kia Corp. 1.00%, 4/16/2024 (c)	710	693
		1,711
Spain — 0.4%
Banco Bilbao Vizcaya Argentaria SA
(EUR Swap Annual 5 Year + 6.46%), 6.00%, 1/15/2026 (b) (d) (e) (f) (g)	EUR4,000	3,974
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 5.86%, 9/14/2026 (d)	6,600	6,502
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.10%), 9.38%, 3/19/2029 (d) (e) (f) (g)	8,150	7,859
Banco Santander SA
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.45%), 5.74%, 6/30/2024 (d)	6,800	6,778
3.50%, 3/24/2025	6,600	6,348
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.75%), 4.75%, 11/12/2026 (d) (e) (f) (g)	2,200	1,582
Grifols SA 4.75%, 10/15/2028 (a) (c)	3,524	2,960
Telefonica Emisiones SA 4.67%, 3/6/2038	308	239
		36,242
Sweden — 0.1%
Skandinaviska Enskilda Banken AB 1.20%, 9/9/2026 (a) (c)	2,385	2,089
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Sweden — continued
Svenska Handelsbanken AB
5.50%, 6/15/2028 (c)	3,875	3,733
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (b) (d) (e) (f) (g)	3,200	2,385
		8,207
Switzerland — 0.4%
Credit Suisse AG
4.75%, 8/9/2024	3,250	3,207
3.63%, 9/9/2024	3,360	3,275
UBS AG (SOFR + 0.45%), 5.83%, 8/9/2024 (c) (d)	420	419
UBS Group AG
(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (b) (d) (e) (f) (g)	6,310	6,113
(USD Swap Semi 5 Year + 4.59%), 6.88%, 8/7/2025 (b) (d) (e) (f) (g)	1,990	1,872
(SOFR + 1.56%), 2.59%, 9/11/2025 (c) (d)	2,035	1,963
4.13%, 4/15/2026 (c)	7,170	6,788
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026 (c) (d)	735	712
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.86%), 5.13%, 7/29/2026 (b) (d) (e) (f) (g)	1,577	1,400
(SOFRINDX + 0.98%), 1.31%, 2/2/2027 (c) (d)	250	221
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.40%), 4.88%, 2/12/2027 (c) (d) (e) (f) (g)	1,931	1,588
VistaJet Malta Finance plc 9.50%, 6/1/2028 (a) (c)	2,150	1,647
		29,205
Thailand — 0.1%
Bangkok Bank PCL
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.73%), 5.00%, 9/23/2025 (b) (d) (e) (f) (g)	1,200	1,119
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	57

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Thailand — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.73%, 9/25/2034 (b) (d) (e)	700	567
Kasikornbank PCL (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.34%, 10/2/2031 (b) (d) (e)	600	529
Krung Thai Bank PCL (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.53%), 4.40%, 3/25/2026 (b) (d) (e) (f) (g)	2,500	2,218
Thaioil Treasury Center Co. Ltd. 4.88%, 1/23/2043 (b)	500	368
		4,801
United Kingdom — 1.6%
180 Medical, Inc. 3.88%, 10/15/2029 (c)	2,570	2,135
Barclays plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (a) (d)	5,035	5,003
(3-MONTH SOFR + 1.61%), 3.93%, 5/7/2025 (d)	4,340	4,281
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 6.02%), 6.38%, 12/15/2025 (b) (d) (e) (f) (g)	GBP400	433
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.43%), 8.00%, 3/15/2029 (d) (e) (f) (g)	3,196	2,827
BAT Capital Corp. 4.39%, 8/15/2037	232	169
BP Capital Markets plc
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 3.89%), 4.25%, 3/22/2027 (b) (d) (f) (g)	GBP2,300	2,499
(EUR Swap Annual 5 Year + 3.78%), 3.63%, 3/22/2029 (b) (d) (f) (g)	EUR7,400	6,871
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (d) (f) (g)	2,553	2,222
British Telecommunications plc 4.50%, 12/4/2023	250	250
Drax Finco plc 6.63%, 11/1/2025 (c)	348	335
HSBC Holdings plc
(SOFR + 0.58%), 1.16%, 11/22/2024 (d)	5,727	5,710
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United Kingdom — continued
(3-MONTH CME TERM SOFR + 1.47%), 3.80%, 3/11/2025 (d)	2,140	2,118
(SOFR + 0.71%), 0.98%, 5/24/2025 (d)	2,280	2,204
(SOFR + 1.54%), 1.65%, 4/18/2026 (d)	4,590	4,268
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 8.00%, 3/7/2028 (d) (e) (f) (g)	10,279	10,086
(EUR Swap Annual 5 Year + 3.84%), 4.75%, 7/4/2029 (b) (d) (e) (f) (g)	EUR330	287
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.65%), 4.60%, 12/17/2030 (d) (e) (f) (g)	7,441	5,380
INEOS Quattro Finance 2 plc 3.38%, 1/15/2026 (c)	1,410	1,347
Ithaca Energy North Sea plc 9.00%, 7/15/2026 (c)	883	848
Lloyds Banking Group plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.50%), 3.87%, 7/9/2025 (d)	3,180	3,123
4.65%, 3/24/2026	3,000	2,841
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.75%, 6/27/2026 (d) (e) (f) (g)	6,083	5,607
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 4.72%, 8/11/2026 (d)	2,920	2,830
Macquarie Airfinance Holdings Ltd. 8.38%, 5/1/2028 (c)	1,111	1,107
Nationwide Building Society
1.00%, 8/28/2025 (c)	2,365	2,156
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.63%), 5.75%, 6/20/2027 (b) (d) (e) (f) (g)	GBP3,950	4,072
NatWest Group plc (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (d) (e) (f) (g)	6,996	6,409
NatWest Markets plc
0.80%, 8/12/2024 (c)	675	647
1.60%, 9/29/2026 (a) (c)	2,312	2,028
Reckitt Benckiser Treasury Services plc 2.75%, 6/26/2024 (c)	440	431
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United Kingdom — continued
Santander UK Group Holdings plc
(3-MONTH SOFR + 1.57%), 4.80%, 11/15/2024 (d)	3,575	3,573
(SOFR + 0.79%), 1.09%, 3/15/2025 (d)	5,329	5,204
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (d)	250	226
(SOFR + 2.75%), 6.83%, 11/21/2026 (d)	5,100	5,092
(SOFR + 0.99%), 1.67%, 6/14/2027 (d)	2,470	2,153
(SOFR + 2.60%), 6.53%, 1/10/2029 (d)	1,270	1,242
Standard Chartered plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.99%, 1/12/2025 (c) (d)	3,655	3,611
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.66%), 6.00%, 7/26/2025 (b) (d) (e) (f) (g)	1,700	1,597
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.10%), 7.78%, 11/16/2025 (c) (d)	3,030	3,072
(3-MONTH SOFR + 1.21%), 2.82%, 1/30/2026 (c) (d)	1,535	1,460
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 3.97%, 3/30/2026 (c) (d)	1,105	1,062
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 6.17%, 1/9/2027 (c) (d)	2,227	2,211
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.98%), 7.75%, 8/15/2027 (c) (d) (e) (f) (g)	3,525	3,382
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.45%), 6.30%, 1/9/2029 (b) (d)	800	781
Virgin Media Finance plc 5.00%, 7/15/2030 (c)	835	656
Virgin Media Secured Finance plc 5.50%, 5/15/2029 (c)	3,725	3,298
Vmed O2 UK Financing I plc 4.75%, 7/15/2031 (c)	200	161
Vodafone Group plc
3.75%, 1/16/2024	468	466
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United Kingdom — continued
(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (d)	2,328	2,251
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.77%), 4.13%, 6/4/2081 (d)	7,100	5,367
		137,389
United States — 25.2%
7-Eleven, Inc. 0.80%, 2/10/2024 (c)	443	436
AbbVie, Inc.
2.60%, 11/21/2024	450	435
4.05%, 11/21/2039	166	130
Abercrombie & Fitch Management Co. 8.75%, 7/15/2025 (c)	1,014	1,027
Acadia Healthcare Co., Inc.
5.50%, 7/1/2028 (c)	3,189	2,944
5.00%, 4/15/2029 (c)	2,490	2,220
ACCO Brands Corp. 4.25%, 3/15/2029 (c)	5,180	4,299
ACI Worldwide, Inc. 5.75%, 8/15/2026 (c)	4,030	3,858
Acushnet Co. 7.38%, 10/15/2028 (c)	767	768
Adient Global Holdings Ltd.
4.88%, 8/15/2026 (c)	1,876	1,747
7.00%, 4/15/2028 (c)	2,876	2,831
8.25%, 4/15/2031 (c)	4,771	4,643
ADT Security Corp. (The)
4.13%, 8/1/2029 (c)	3,600	3,088
4.88%, 7/15/2032 (c)	6,428	5,377
Adtalem Global Education, Inc. 5.50%, 3/1/2028 (c)	1,137	1,035
Advanced Drainage Systems, Inc.
5.00%, 9/30/2027 (c)	777	725
6.38%, 6/15/2030 (c)	466	440
AECOM 5.13%, 3/15/2027	364	344
Aetna, Inc. 3.88%, 8/15/2047	257	169
Air Lease Corp.
0.70%, 2/15/2024	2,038	2,005
2.30%, 2/1/2025	1,530	1,452
3.75%, 6/1/2026	70	66
5.85%, 12/15/2027	1,050	1,026
5.30%, 2/1/2028	551	527
Albertsons Cos., Inc.
3.25%, 3/15/2026 (c)	3,800	3,510
4.63%, 1/15/2027 (c)	7,182	6,731
5.88%, 2/15/2028 (c)	2,776	2,659
3.50%, 3/15/2029 (c)	5,098	4,347
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	59

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
4.88%, 2/15/2030 (c)	744	664
Alcoa Nederland Holding BV 5.50%, 12/15/2027 (c)	7,080	6,710
Alexandria Real Estate Equities, Inc., REIT
2.75%, 12/15/2029	80	65
2.95%, 3/15/2034	30	22
Alliance Resource Operating Partners LP 7.50%, 5/1/2025 (c)	347	344
Allied Universal Holdco LLC
6.63%, 7/15/2026 (c)	1,676	1,570
4.63%, 6/1/2028 (c)	3,640	2,972
Allison Transmission, Inc.
4.75%, 10/1/2027 (c)	3,417	3,116
5.88%, 6/1/2029 (a) (c)	7,583	7,030
3.75%, 1/30/2031 (c)	1,315	1,042
Allstate Corp. (The) (3-MONTH SOFR + 2.12%), 6.50%, 5/15/2057 (d)	3,103	2,760
Ally Financial, Inc.
5.75%, 11/20/2025 (a)	2,515	2,402
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 3.48%), 4.70%, 5/15/2028 (d) (f) (g)	5,871	3,428
Altria Group, Inc. 4.80%, 2/14/2029	83	78
AMC Entertainment Holdings, Inc. 10.00% (Cash), 6/15/2026 (c) (j)	1	—
Ameren Corp. 2.50%, 9/15/2024	710	689
American Airlines, Inc.
5.50%, 4/20/2026 (c)	6,723	6,538
5.75%, 4/20/2029 (c)	5,280	4,763
American Axle & Manufacturing, Inc.
6.25%, 3/15/2026	954	923
6.50%, 4/1/2027 (a)	3,795	3,577
6.88%, 7/1/2028 (a)	6,264	5,583
American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (c)	3,045	2,733
American Electric Power Co., Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.68%), 3.88%, 2/15/2062 (d)	5,173	4,062
American Express Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 3.55%, 9/15/2026 (d) (f) (g)	5,142	4,036
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
American International Group, Inc. Series A-9, (3-MONTH SOFR + 2.87%), 5.75%, 4/1/2048 (d)	1,908	1,736
American Tower Corp., REIT
1.45%, 9/15/2026	100	88
1.50%, 1/31/2028	337	277
2.10%, 6/15/2030	125	95
AmeriGas Partners LP
5.50%, 5/20/2025	3,413	3,271
5.88%, 8/20/2026	2,380	2,231
5.75%, 5/20/2027 (a)	1,024	941
9.38%, 6/1/2028 (c)	1,735	1,715
Amkor Technology, Inc. 6.63%, 9/15/2027 (c)	4,701	4,576
AMN Healthcare, Inc. 4.63%, 10/1/2027 (c)	50	45
ANGI Group LLC 3.88%, 8/15/2028 (a) (c)	1,433	1,075
Antero Midstream Partners LP
7.88%, 5/15/2026 (c)	3,474	3,499
5.75%, 3/1/2027 (c)	410	392
5.75%, 1/15/2028 (c)	2,615	2,452
5.38%, 6/15/2029 (c)	3,742	3,398
Antero Resources Corp.
8.38%, 7/15/2026 (c)	2,242	2,306
7.63%, 2/1/2029 (c)	739	748
5.38%, 3/1/2030 (c)	1,207	1,101
APi Group DE, Inc.
4.13%, 7/15/2029 (c)	2,586	2,109
4.75%, 10/15/2029 (c)	2,037	1,742
Apollo Commercial Real Estate Finance, Inc., REIT 4.63%, 6/15/2029 (c)	1,191	912
APX Group, Inc. 5.75%, 7/15/2029 (c)	185	154
Aramark Services, Inc. 5.00%, 2/1/2028 (c)	4,045	3,710
Arches Buyer, Inc.
4.25%, 6/1/2028 (c)	1,495	1,238
6.13%, 12/1/2028 (a) (c)	634	512
Archrock Partners LP
6.88%, 4/1/2027 (c)	1,577	1,516
6.25%, 4/1/2028 (c)	2,020	1,876
Arcosa, Inc. 4.38%, 4/15/2029 (c)	1,126	982
Ardagh Metal Packaging Finance USA LLC 6.00%, 6/15/2027 (c)	687	649
Ardagh Packaging Finance plc
4.13%, 8/15/2026 (c)	1,385	1,222
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
5.25%, 8/15/2027 (c)	4,434	3,223
5.25%, 8/15/2027 (a) (c)	4,481	3,257
Asbury Automotive Group, Inc.
4.50%, 3/1/2028	412	365
4.63%, 11/15/2029 (a) (c)	4,699	3,975
4.75%, 3/1/2030	385	327
5.00%, 2/15/2032 (a) (c)	1,004	814
Ascent Resources Utica Holdings LLC
7.00%, 11/1/2026 (c)	209	202
5.88%, 6/30/2029 (c)	259	229
ASGN, Inc. 4.63%, 5/15/2028 (c)	638	565
AT&T, Inc. 0.90%, 3/25/2024	400	392
Athene Global Funding 0.95%, 1/8/2024 (c)	5,241	5,187
ATI, Inc.
5.88%, 12/1/2027	1,861	1,727
4.88%, 10/1/2029	1,655	1,409
7.25%, 8/15/2030	1,760	1,694
5.13%, 10/1/2031	1,240	1,023
Audacy Capital Corp. 6.50%, 5/1/2027 (c)	7,009	88
Avantor Funding, Inc. 4.63%, 7/15/2028 (c)	6,186	5,506
Avient Corp. 7.13%, 8/1/2030 (c)	1,075	1,034
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (c)	4,563	4,178
4.75%, 4/1/2028 (a) (c)	7,475	6,414
Axalta Coating Systems LLC
4.75%, 6/15/2027 (c)	4,423	4,073
3.38%, 2/15/2029 (c)	4,055	3,333
Bank of America Corp.
Series X, (3-MONTH CME TERM SOFR + 3.97%), 6.25%, 9/5/2024 (d) (f) (g)	7,517	7,388
Series Z, (3-MONTH CME TERM SOFR + 4.44%), 6.50%, 10/23/2024 (d) (f) (g)	4,620	4,559
(3-MONTH CME TERM SOFR + 1.23%), 3.46%, 3/15/2025 (d)	5,025	4,965
Series AA, (3-MONTH CME TERM SOFR + 4.16%), 6.10%, 3/17/2025 (d) (f) (g)	2,053	1,979
(SOFR + 0.91%), 0.98%, 9/25/2025 (d)	3,125	2,974
(3-MONTH CME TERM SOFR + 1.13%), 2.46%, 10/22/2025 (d)	4,500	4,325
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
(SOFR + 0.65%), 1.53%, 12/6/2025 (d)	6,755	6,379
Series DD, (3-MONTH CME TERM SOFR + 4.81%), 6.30%, 3/10/2026 (d) (f) (g)	5,185	5,045
(SOFR + 1.75%), 4.83%, 7/22/2026 (d)	1,040	1,013
(SOFR + 1.29%), 5.08%, 1/20/2027 (d)	2,375	2,312
Series RR, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.76%), 4.38%, 1/27/2027 (d) (f) (g)	1,305	1,053
Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (a) (d)	1,175	1,051
Series TT, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.23%), 6.13%, 4/27/2027 (d) (f) (g)	3,230	3,037
(SOFR + 0.96%), 1.73%, 7/22/2027 (d)	778	687
Series FF, (3-MONTH CME TERM SOFR + 3.19%), 5.88%, 3/15/2028 (d) (f) (g)	6,976	6,006
(SOFR + 1.21%), 2.57%, 10/20/2032 (d)	320	240
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.20%), 2.48%, 9/21/2036 (d)	3,781	2,695
Bank of America NA (SOFR + 1.02%), 6.39%, 8/18/2026 (d)	1,000	1,004
Bank of New York Mellon Corp. (The)
Series F, (3-MONTH CME TERM SOFR + 3.39%), 4.63%, 9/20/2026 (d) (f) (g)	7,637	6,563
(SOFRINDX + 2.07%), 5.83%, 10/25/2033 (d)	101	97
Bath & Body Works, Inc.
5.25%, 2/1/2028	50	46
6.88%, 11/1/2035	997	880
6.75%, 7/1/2036	2,296	1,980
Bausch Health Americas, Inc. 8.50%, 1/31/2027 (c)	5,791	2,591
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (c)	11,430	9,858
9.00%, 12/15/2025 (c)	21,707	18,829
5.75%, 8/15/2027 (c)	965	502
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	61

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
5.00%, 1/30/2028 (c)	2,375	871
4.88%, 6/1/2028 (c)	4,290	2,140
5.00%, 2/15/2029 (c)	4,668	1,636
6.25%, 2/15/2029 (c)	2,065	754
5.25%, 1/30/2030 (c)	8,398	2,908
5.25%, 2/15/2031 (c)	3,262	1,142
BellRing Brands, Inc. 7.00%, 3/15/2030 (c)	1,093	1,062
Berry Petroleum Co. LLC 7.00%, 2/15/2026 (c)	1,161	1,115
Big River Steel LLC 6.63%, 1/31/2029 (c)	2,077	2,052
Block, Inc.
2.75%, 6/1/2026	1,670	1,499
3.50%, 6/1/2031 (a)	1,346	1,039
Blue Racer Midstream LLC
7.63%, 12/15/2025 (c)	1,522	1,524
6.63%, 7/15/2026 (c)	1,510	1,480
BlueLinx Holdings, Inc. 6.00%, 11/15/2029 (c)	1,328	1,118
Boise Cascade Co. 4.88%, 7/1/2030 (c)	852	733
Boyd Gaming Corp. 4.75%, 6/15/2031 (c)	983	816
Boyne USA, Inc. 4.75%, 5/15/2029 (c)	3,600	3,134
Brighthouse Financial Global Funding 1.20%, 12/15/2023 (c)	932	927
Brightsphere Investment Group, Inc. 4.80%, 7/27/2026	289	262
Brink's Co. (The) 4.63%, 10/15/2027 (c)	3,355	3,034
Broadcom, Inc. 4.30%, 11/15/2032	145	123
Brundage-Bone Concrete Pumping Holdings, Inc. 6.00%, 2/1/2026 (c)	314	297
Buckeye Partners LP
4.13%, 3/1/2025 (c)	3,620	3,447
3.95%, 12/1/2026	200	182
4.50%, 3/1/2028 (c)	4,360	3,793
Builders FirstSource, Inc.
5.00%, 3/1/2030 (c)	1,160	1,012
4.25%, 2/1/2032 (c)	2,638	2,099
6.38%, 6/15/2032 (c)	2,960	2,709
Burford Capital Global Finance LLC
6.25%, 4/15/2028 (c)	343	310
6.88%, 4/15/2030 (c)	204	184
BWX Technologies, Inc.
4.13%, 6/30/2028 (c)	2,624	2,309
4.13%, 4/15/2029 (c)	4,624	3,954
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Cable One, Inc. 4.00%, 11/15/2030 (a) (c)	1,284	957
Caesars Entertainment, Inc.
6.25%, 7/1/2025 (c)	7,034	6,921
8.13%, 7/1/2027 (c)	75	74
4.63%, 10/15/2029 (c)	2,125	1,746
California Resources Corp. 7.13%, 2/1/2026 (c)	6,640	6,665
Calpine Corp.
5.25%, 6/1/2026 (c)	2,480	2,374
4.63%, 2/1/2029 (c)	942	796
5.00%, 2/1/2031 (c)	1,182	953
Capital One Financial Corp.
(SOFR + 0.69%), 1.34%, 12/6/2024 (d)	4,335	4,291
Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (d) (f) (g)	7,699	5,358
Cardinal Health, Inc. 3.08%, 6/15/2024	468	460
Carnival Corp.
5.75%, 3/1/2027 (c)	3,999	3,571
4.00%, 8/1/2028 (c)	3,156	2,745
6.00%, 5/1/2029 (c)	1,598	1,350
7.00%, 8/15/2029 (c)	1,239	1,215
Carnival Holdings Bermuda Ltd. 10.38%, 5/1/2028 (c)	3,159	3,368
Carpenter Technology Corp.
6.38%, 7/15/2028	1,466	1,394
7.63%, 3/15/2030	870	859
Cars.com, Inc. 6.38%, 11/1/2028 (c)	980	872
Catalent Pharma Solutions, Inc.
5.00%, 7/15/2027 (c)	2,038	1,819
3.13%, 2/15/2029 (c)	940	739
CCO Holdings LLC
5.13%, 5/1/2027 (c)	14,311	13,176
5.00%, 2/1/2028 (c)	12,066	10,835
5.38%, 6/1/2029 (c)	8,591	7,520
4.75%, 3/1/2030 (c)	24,451	20,170
4.50%, 8/15/2030 (c)	6,700	5,372
4.25%, 2/1/2031 (c)	11,276	8,775
4.75%, 2/1/2032 (c)	725	566
4.25%, 1/15/2034 (c)	3,210	2,319
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a) (c)	4,976	4,756
CDW LLC 4.25%, 4/1/2028	4,000	3,636
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Cedar Fair LP
5.38%, 4/15/2027	1,705	1,579
5.25%, 7/15/2029	2,275	1,959
Centene Corp. 3.38%, 2/15/2030	5,040	4,167
Central Garden & Pet Co.
5.13%, 2/1/2028	6,555	6,053
4.13%, 10/15/2030 (a)	3,294	2,687
Charles Schwab Corp. (The)
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 5.38%, 6/1/2025 (d) (f) (g)	1,177	1,118
Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (d) (f) (g)	11,623	7,932
Chart Industries, Inc.
7.50%, 1/1/2030 (c)	2,083	2,045
9.50%, 1/1/2031 (c)	511	526
Chemours Co. (The) 5.75%, 11/15/2028 (a) (c)	7,467	6,315
Cheniere Energy Partners LP
4.50%, 10/1/2029	4,325	3,872
4.00%, 3/1/2031	1,000	837
3.25%, 1/31/2032	170	132
Chesapeake Energy Corp.
5.88%, 2/1/2029 (c)	575	541
6.75%, 4/15/2029 (c)	7,169	7,015
Chord Energy Corp. 6.38%, 6/1/2026 (c)	4,243	4,166
Churchill Downs, Inc. 4.75%, 1/15/2028 (c)	197	176
Ciena Corp. 4.00%, 1/31/2030 (c)	4,011	3,342
Cinemark USA, Inc.
8.75%, 5/1/2025 (c)	600	606
5.25%, 7/15/2028 (a) (c)	1,820	1,572
Citigroup, Inc.
Series M, (3-MONTH CME TERM SOFR + 3.68%), 6.30%, 5/15/2024 (d) (f) (g)	6,073	5,889
Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (d) (f) (g)	4,826	4,567
(SOFR + 0.69%), 6.00%, 10/30/2024 (d)	7,003	6,980
Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (d) (f) (g)	2,596	2,321
(3-MONTH CME TERM SOFR + 1.16%), 3.35%, 4/24/2025 (d)	4,255	4,189
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
(SOFR + 0.67%), 0.98%, 5/1/2025 (d)	4,420	4,290
Series P, (3-MONTH CME TERM SOFR + 4.17%), 5.95%, 5/15/2025 (d) (f) (g)	3,896	3,704
4.40%, 6/10/2025	4,100	3,968
5.50%, 9/13/2025	1,830	1,804
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (d) (f) (g)	5,409	4,644
(SOFR + 0.69%), 2.01%, 1/25/2026 (d)	2,245	2,120
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (d) (f) (g)	8,855	7,424
Series T, (3-MONTH CME TERM SOFR + 4.78%), 6.25%, 8/15/2026 (d) (f) (g)	5,444	5,111
(SOFR + 1.55%), 5.61%, 9/29/2026 (d)	4,100	4,047
Citizens Bank NA (SOFR + 1.02%), 5.28%, 1/26/2026 (d)	446	420
Citizens Financial Group, Inc.
Series B, (3-MONTH CME TERM SOFR + 3.26%), 8.69%, 1/6/2024 (d) (f) (g)	737	626
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.00%, 10/6/2026 (d) (f) (g)	4,528	3,083
Civitas Resources, Inc.
5.00%, 10/15/2026 (c)	407	381
8.38%, 7/1/2028 (c)	2,682	2,699
8.63%, 11/1/2030 (c)	2,286	2,327
8.75%, 7/1/2031 (c)	2,385	2,407
Clarios Global LP
6.75%, 5/15/2025 (c)	2,400	2,381
6.25%, 5/15/2026 (c)	6,205	6,066
8.50%, 5/15/2027 (c)	3,043	2,996
6.75%, 5/15/2028 (c)	2,312	2,254
Clarivate Science Holdings Corp.
3.88%, 7/1/2028 (c)	2,136	1,834
4.88%, 7/1/2029 (c)	2,478	2,090
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a) (c)	7,018	6,238
7.50%, 6/1/2029 (a) (c)	10,783	7,849
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	63

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Cleveland-Cliffs, Inc.
4.63%, 3/1/2029 (a) (c)	3,643	3,140
6.75%, 4/15/2030 (c)	1,728	1,602
4.88%, 3/1/2031 (c)	1,772	1,462
Clydesdale Acquisition Holdings, Inc. 6.63%, 4/15/2029 (c)	197	179
CMS Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050 (d)	4,445	3,686
CNX Midstream Partners LP 4.75%, 4/15/2030 (c)	828	682
CNX Resources Corp. 7.38%, 1/15/2031 (a) (c)	2,096	2,003
Coeur Mining, Inc. 5.13%, 2/15/2029 (a) (c)	808	673
Cogent Communications Group, Inc.
3.50%, 5/1/2026 (c)	1,158	1,048
7.00%, 6/15/2027 (a) (c)	55	52
Coherent Corp. 5.00%, 12/15/2029 (c)	7,814	6,631
Coinbase Global, Inc.
3.38%, 10/1/2028 (c)	1,458	1,071
3.63%, 10/1/2031 (c)	1,212	824
Commercial Metals Co. 3.88%, 2/15/2031	1,008	817
Commonwealth Edison Co. 3.10%, 11/1/2024	234	228
CommScope Technologies LLC 6.00%, 6/15/2025 (c)	3,840	2,304
CommScope, Inc.
6.00%, 3/1/2026 (a) (c)	5,095	4,280
8.25%, 3/1/2027 (a) (c)	10,030	4,162
4.75%, 9/1/2029 (a) (c)	4,840	3,303
Community Health Systems, Inc.
8.00%, 3/15/2026 (c)	6,097	5,573
5.63%, 3/15/2027 (c)	2,083	1,692
6.00%, 1/15/2029 (c)	2,259	1,711
5.25%, 5/15/2030 (c)	4,773	3,390
4.75%, 2/15/2031 (c)	2,275	1,525
Comstock Resources, Inc.
6.75%, 3/1/2029 (c)	6,916	6,294
5.88%, 1/15/2030 (c)	2,112	1,806
Conduent Business Services LLC 6.00%, 11/1/2029 (c)	4,650	3,833
Consensus Cloud Solutions, Inc. 6.50%, 10/15/2028 (c)	1,099	911
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Consolidated Communications, Inc.
5.00%, 10/1/2028 (c)	50	38
6.50%, 10/1/2028 (c)	360	284
Consolidated Edison, Inc. Series A, 0.65%, 12/1/2023	478	476
Cooper-Standard Automotive, Inc.
13.50% (Blend (Cash 9.00% + PIK 4.50%)), 3/31/2027 (c) (j)	12,750	12,849
10.63% (PIK), 5/15/2027 (a) (c) (j)	7,609	4,727
Corebridge Financial, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 6.88%, 12/15/2052 (d)	4,646	4,292
CoreCivic, Inc. 8.25%, 4/15/2026	4,488	4,544
Cornerstone Building Brands, Inc. 6.13%, 1/15/2029 (c)	1,178	861
Coty, Inc.
5.00%, 4/15/2026 (c)	3,578	3,418
6.50%, 4/15/2026 (c)	960	946
4.75%, 1/15/2029 (c)	740	655
Cox Communications, Inc.
3.15%, 8/15/2024 (c)	250	244
4.80%, 2/1/2035 (c)	190	160
Crescent Energy Finance LLC 9.25%, 2/15/2028 (c)	4,340	4,371
Crestwood Midstream Partners LP
5.75%, 4/1/2025	2,000	1,975
8.00%, 4/1/2029 (c)	4,797	4,903
7.38%, 2/1/2031 (c)	995	1,003
Crown Castle, Inc., REIT
3.65%, 9/1/2027	250	227
2.10%, 4/1/2031	170	126
CSC Holdings LLC
5.25%, 6/1/2024	1,184	1,107
5.38%, 2/1/2028 (c)	4,380	3,488
11.25%, 5/15/2028 (c)	1,567	1,495
6.50%, 2/1/2029 (c)	8,099	6,404
4.50%, 11/15/2031 (c)	2,303	1,521
CTR Partnership LP, REIT 3.88%, 6/30/2028 (c)	1,317	1,106
Cumulus Media New Holdings, Inc. 6.75%, 7/1/2026 (c)	1,494	1,068
CVS Health Corp.
2.63%, 8/15/2024	474	462
4.78%, 3/25/2038	255	211
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Dana, Inc. 5.63%, 6/15/2028	3,421	3,100
DaVita, Inc.
4.63%, 6/1/2030 (c)	7,530	5,901
3.75%, 2/15/2031 (c)	5,501	3,954
Delek Logistics Partners LP 7.13%, 6/1/2028 (c)	647	589
Dell International LLC 4.00%, 7/15/2024	285	281
Deluxe Corp. 8.00%, 6/1/2029 (a) (c)	1,335	1,056
Diamond Foreign Asset Co. 8.50%, 10/1/2030 (c)	1,632	1,591
Diamond Sports Group LLC 5.38%, 8/15/2026 (c) (i)	5,398	56
Directv Financing LLC 5.88%, 8/15/2027 (c)	3,583	3,140
Discover Financial Services 3.75%, 3/4/2025	1,100	1,055
Discovery Communications LLC 3.63%, 5/15/2030 (a)	190	158
DISH DBS Corp.
5.88%, 11/15/2024	26,602	24,408
7.75%, 7/1/2026	10,126	6,785
5.25%, 12/1/2026 (c)	10,065	8,119
5.75%, 12/1/2028 (c)	2,450	1,779
DISH Network Corp. 11.75%, 11/15/2027 (c)	9,270	9,182
Dominion Energy, Inc.
Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (d) (f) (g)	3,048	2,768
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.35%, 1/15/2027 (d) (f) (g)	3,942	3,207
Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (c)	2,736	2,152
DT Midstream, Inc.
4.13%, 6/15/2029 (c)	3,960	3,405
4.38%, 6/15/2031 (c)	1,412	1,173
DTE Energy Co. 4.22%, 11/1/2024 (h)	301	295
Duke Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.32%), 3.25%, 1/15/2082 (d)	5,838	4,194
Dycom Industries, Inc. 4.50%, 4/15/2029 (c)	5,847	5,044
Eastern Energy Gas Holdings LLC Series A, 2.50%, 11/15/2024	600	578
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Edgewell Personal Care Co.
5.50%, 6/1/2028 (c)	1,515	1,383
4.13%, 4/1/2029 (c)	2,767	2,314
Edison International Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.90%), 5.00%, 12/15/2026 (d) (f) (g)	2,952	2,627
Elanco Animal Health, Inc. 6.65%, 8/28/2028 (a) (h)	1,155	1,103
Element Solutions, Inc. 3.88%, 9/1/2028 (c)	696	592
Elevance Health, Inc.
3.35%, 12/1/2024	470	457
6.10%, 10/15/2052	20	19
Embarq Corp. 8.00%, 6/1/2036	4,000	2,180
Emerald Debt Merger Sub LLC 6.63%, 12/15/2030 (c)	7,390	7,030
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a) (c)	4,656	1,831
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (c)	5,119	4,991
Encompass Health Corp.
5.75%, 9/15/2025	4,690	4,559
4.75%, 2/1/2030	1,845	1,594
4.63%, 4/1/2031	3,450	2,872
Endo Dac
5.88%, 10/15/2024 (c) (h)	925	620
9.50%, 7/31/2027 (c) (i)	2,492	179
6.00%, 6/30/2028 (c) (i)	2,563	192
Endo Luxembourg Finance Co. I SARL 6.13%, 4/1/2029 (c) (h)	2,045	1,350
Energizer Holdings, Inc.
6.50%, 12/31/2027 (c)	1,978	1,844
4.75%, 6/15/2028 (c)	4,970	4,245
4.38%, 3/31/2029 (c)	6,721	5,487
Energy Transfer LP 4.20%, 4/15/2027	115	108
EnLink Midstream LLC
5.38%, 6/1/2029	803	735
6.50%, 9/1/2030 (c)	1,548	1,486
EnLink Midstream Partners LP
4.85%, 7/15/2026	2,940	2,764
5.60%, 4/1/2044	522	410
Enova International, Inc. 8.50%, 9/15/2025 (c)	500	470
EnPro Industries, Inc. 5.75%, 10/15/2026	50	47
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	65

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Entegris Escrow Corp.
4.75%, 4/15/2029 (c)	4,216	3,776
5.95%, 6/15/2030 (c)	3,877	3,547
Entegris, Inc.
4.38%, 4/15/2028 (c)	2,091	1,866
3.63%, 5/1/2029 (a) (c)	2,929	2,450
Enterprise Products Operating LLC Series E, (3-MONTH CME TERM SOFR + 3.29%), 5.25%, 8/16/2077 (d)	3,752	3,220
Enviri Corp. 5.75%, 7/31/2027 (a) (c)	301	254
Envision Healthcare Corp. 8.75%, 10/15/2026 (c) (i)	7,419	354
EQM Midstream Partners LP
6.00%, 7/1/2025 (c)	797	779
7.50%, 6/1/2027 (c)	2,485	2,461
6.50%, 7/1/2027 (c)	2,145	2,085
4.50%, 1/15/2029 (c)	3,616	3,171
7.50%, 6/1/2030 (c)	1,990	1,952
4.75%, 1/15/2031 (c)	4,691	3,950
EQT Corp. 7.00%, 2/1/2030 (h)	1,165	1,180
EquipmentShare.com, Inc. 9.00%, 5/15/2028 (c)	4,605	4,329
Equitable Financial Life Global Funding 5.50%, 12/2/2025 (c)	1,230	1,211
Equitable Holdings, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.74%), 4.95%, 9/15/2025 (d) (f) (g)	786	716
ESC Co., Escrow
8.50%, 10/15/2024 ‡ (i)	16,148	2
9.75%, 7/15/2025 ‡ (i)	1,585	—
F&G Global Funding 0.90%, 9/20/2024 (c)	486	461
Fair Isaac Corp. 4.00%, 6/15/2028 (c)	1,245	1,109
Fertitta Entertainment LLC
4.63%, 1/15/2029 (c)	208	175
6.75%, 1/15/2030 (c)	1,015	807
Fidelity National Information Services, Inc. 2.25%, 3/1/2031	200	152
Fiserv, Inc. 2.75%, 7/1/2024	470	460
Five Point Operating Co. LP 7.88%, 11/15/2025 (c)	1,029	966
Ford Motor Credit Co. LLC
3.37%, 11/17/2023	3,295	3,291
4.69%, 6/9/2025	9,424	9,103
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
5.13%, 6/16/2025	7,621	7,415
4.13%, 8/4/2025	3,842	3,662
3.38%, 11/13/2025	5,380	5,021
4.39%, 1/8/2026	5,270	4,995
6.95%, 3/6/2026	1,712	1,715
6.95%, 6/10/2026	1,864	1,869
4.54%, 8/1/2026	2,052	1,930
2.70%, 8/10/2026	2,049	1,837
4.27%, 1/9/2027	8,068	7,465
3.82%, 11/2/2027	2,940	2,621
2.90%, 2/16/2028	1,455	1,238
6.80%, 5/12/2028	1,944	1,938
2.90%, 2/10/2029	880	720
7.20%, 6/10/2030	896	895
4.00%, 11/13/2030	2,774	2,285
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (c)	185	169
5.00%, 5/1/2028 (c)	8,523	7,359
6.75%, 5/1/2029 (a) (c)	1,345	1,064
5.88%, 11/1/2029	50	38
6.00%, 1/15/2030 (c)	114	86
8.75%, 5/15/2030 (c)	1,793	1,708
Gannett Holdings LLC 6.00%, 11/1/2026 (c)	1,624	1,364
Gap, Inc. (The) 3.63%, 10/1/2029 (c)	2,320	1,773
Gartner, Inc.
4.50%, 7/1/2028 (c)	2,355	2,119
3.63%, 6/15/2029 (c)	2,138	1,805
3.75%, 10/1/2030 (c)	469	388
GCI LLC 4.75%, 10/15/2028 (c)	9,465	8,122
General Motors Financial Co., Inc. 4.30%, 4/6/2029	70	62
Genesis Energy LP
8.00%, 1/15/2027	1,133	1,088
7.75%, 2/1/2028	3,106	2,925
8.88%, 4/15/2030	2,135	2,064
GEO Group, Inc. (The) 10.50%, 6/30/2028	2,281	2,275
G-III Apparel Group Ltd. 7.88%, 8/15/2025 (a) (c)	550	545
Glatfelter Corp. 4.75%, 11/15/2029 (a) (c)	2,320	1,524
Global Infrastructure Solutions, Inc.
5.63%, 6/1/2029 (c)	3,370	2,696
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
7.50%, 4/15/2032 (c)	2,580	2,110
Global Medical Response, Inc. 6.50%, 10/1/2025 (c)	2,285	1,451
Global Payments, Inc.
3.20%, 8/15/2029	195	164
2.90%, 11/15/2031	55	42
Go Daddy Operating Co. LLC 3.50%, 3/1/2029 (c)	135	113
Goldman Sachs Capital II (3-MONTH CME TERM SOFR + 1.03%), 6.44%, 12/8/2023 (d) (f) (g)	2,351	1,824
Goldman Sachs Group, Inc. (The)
(SOFR + 0.51%), 5.85%, 9/10/2024 (d)	3,585	3,576
(SOFR + 0.49%), 5.80%, 10/21/2024 (d)	6,396	6,386
Series S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 4.40%, 2/10/2025 (d) (f) (g)	1,733	1,448
Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (d) (f) (g)	931	857
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (d) (f) (g)	6,520	5,095
Series U, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.92%), 3.65%, 8/10/2026 (d) (f) (g)	2,128	1,649
Series O, (3-MONTH CME TERM SOFR + 4.10%), 5.30%, 11/10/2026 (d) (f) (g)	2,755	2,568
(SOFR + 0.82%), 1.54%, 9/10/2027 (d)	2,103	1,830
(SOFR + 0.91%), 1.95%, 10/21/2027 (d)	85	75
(SOFR + 1.11%), 2.64%, 2/24/2028 (d)	70	62
(SOFR + 1.85%), 3.62%, 3/15/2028 (d)	4,450	4,074
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 7.50%, 2/10/2029 (d) (f) (g)	6,745	6,615
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
(SOFR + 1.26%), 2.65%, 10/21/2032 (d)	75	56
Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026 (a)	2,753	2,604
5.00%, 7/15/2029 (a)	2,502	2,152
5.25%, 7/15/2031 (a)	999	814
Graham Packaging Co., Inc. 7.13%, 8/15/2028 (c)	676	518
Gray Escrow II, Inc. 5.38%, 11/15/2031 (c)	1,971	1,242
Gray Television, Inc.
7.00%, 5/15/2027 (a) (c)	6,857	5,814
4.75%, 10/15/2030 (a) (c)	2,675	1,715
Great Lakes Dredge & Dock Corp. 5.25%, 6/1/2029 (c)	195	159
Griffon Corp. 5.75%, 3/1/2028	3,055	2,759
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (c)	1,271	1,094
Gulfport Energy Corp.
8.00%, 5/17/2026	703	702
8.00%, 5/17/2026 (c)	3,215	3,210
Gulfport Energy Operating Corp. 6.63%, 5/1/2023 ‡ (i)	745	—
Gulfport Energy Operating Corp., Escrow
6.00%, 10/15/2024 ‡ (i)	4,620	3
6.38%, 5/15/2025 ‡ (i)	1,458	1
6.38%, 1/15/2026 ‡ (i)	4,130	3
GYP Holdings III Corp. 4.63%, 5/1/2029 (c)	514	421
HCA, Inc. 2.38%, 7/15/2031	329	245
Herbalife Nutrition Ltd. 7.88%, 9/1/2025 (c)	334	314
Herc Holdings, Inc. 5.50%, 7/15/2027 (c)	3,231	3,037
Hertz Corp. (The)
7.13%, 8/1/2026 ‡ (i)	5,505	468
4.63%, 12/1/2026 (c)	3,103	2,599
5.00%, 12/1/2029 (a) (c)	5,472	3,928
Hertz Corp. (The), Escrow
6.25%, 10/15/2022 ‡ (i)	1,106	33
5.50%, 10/15/2024 ‡ (i)	11,828	355
6.00%, 1/15/2028 ‡ (b) (i)	5,450	436
Hess Midstream Operations LP
5.63%, 2/15/2026 (c)	3,440	3,331
4.25%, 2/15/2030 (c)	2,278	1,949
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	67

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Hewlett Packard Enterprise Co. 5.90%, 10/1/2024	318	317
Hilcorp Energy I LP
6.25%, 11/1/2028 (c)	540	505
6.00%, 4/15/2030 (c)	1,506	1,337
6.25%, 4/15/2032 (c)	1,255	1,096
Hillenbrand, Inc. 5.00%, 9/15/2026 (h)	815	782
Hilton Domestic Operating Co., Inc.
5.75%, 5/1/2028 (c)	2,732	2,617
3.75%, 5/1/2029 (c)	1,385	1,192
4.88%, 1/15/2030	1,233	1,107
HLF Financing SARL LLC 4.88%, 6/1/2029 (c)	1,163	794
Holly Energy Partners LP
6.38%, 4/15/2027 (c)	1,720	1,665
5.00%, 2/1/2028 (c)	1,435	1,328
Hologic, Inc. 3.25%, 2/15/2029 (c)	4,005	3,362
Howard Midstream Energy Partners LLC 8.88%, 7/15/2028 (c)	2,695	2,709
Howmet Aerospace, Inc. 5.90%, 2/1/2027	51	50
Hughes Satellite Systems Corp. 6.63%, 8/1/2026 (a)	3,046	2,581
Huntington Bancshares, Inc. Series E, (3-MONTH CME TERM SOFR + 3.14%), 8.54%, 1/15/2024 (d) (f) (g)	3,742	3,138
Huntington National Bank (The) (SOFR + 1.22%), 5.70%, 11/18/2025 (d)	1,040	1,010
Hyundai Capital America
1.65%, 9/17/2026 (c)	165	145
2.10%, 9/15/2028 (c)	83	68
iHeartCommunications, Inc.
6.38%, 5/1/2026	8,247	6,722
8.38%, 5/1/2027 (a)	5,478	3,358
5.25%, 8/15/2027 (c)	2,397	1,757
ILFC E-Capital Trust I (3-MONTH CME TERM SOFR + 1.81%), 7.21%, 12/21/2065 (a) (c) (d)	6,008	4,421
ILFC E-Capital Trust II (3-MONTH CME TERM SOFR + 2.06%), 7.46%, 12/21/2065 (c) (d)	2,205	1,640
Imola Merger Corp. 4.75%, 5/15/2029 (c)	7,996	6,971
Ingles Markets, Inc. 4.00%, 6/15/2031 (c)	356	283
Installed Building Products, Inc. 5.75%, 2/1/2028 (c)	306	276
IQVIA, Inc.
5.00%, 10/15/2026 (c)	3,575	3,408
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
5.00%, 5/15/2027 (c)	1,990	1,872
6.50%, 5/15/2030 (c)	596	578
Iron Mountain, Inc., REIT
4.88%, 9/15/2027 (c)	2,655	2,427
5.25%, 3/15/2028 (c)	1,879	1,719
5.00%, 7/15/2028 (c)	364	326
4.50%, 2/15/2031 (c)	1,746	1,428
ITC Holdings Corp.
3.65%, 6/15/2024	465	458
2.95%, 5/14/2030 (c)	155	127
Jackson Financial, Inc. 1.13%, 11/22/2023	406	405
Jackson National Life Global Funding 3.25%, 1/30/2024 (c)	756	751
James Hardie International Finance DAC 5.00%, 1/15/2028 (c)	1,152	1,063
JELD-WEN, Inc.
4.63%, 12/15/2025 (c)	1,249	1,179
4.88%, 12/15/2027 (a) (c)	3,250	2,755
Jersey Central Power & Light Co. 4.70%, 4/1/2024 (c)	450	447
KeyBank NA (SOFRINDX + 0.32%), 5.67%, 6/14/2024 (a) (d)	5,095	4,971
KFC Holding Co. 4.75%, 6/1/2027 (c)	508	480
Kilroy Realty LP, REIT
3.45%, 12/15/2024	790	762
4.75%, 12/15/2028	1,275	1,123
Kimco Realty OP LLC, REIT 2.25%, 12/1/2031	46	34
Kinetik Holdings LP 5.88%, 6/15/2030 (c)	1,691	1,552
Knife River Corp. 7.75%, 5/1/2031 (c)	860	857
Kontoor Brands, Inc. 4.13%, 11/15/2029 (c)	410	337
Korn Ferry 4.63%, 12/15/2027 (c)	450	409
LABL, Inc.
6.75%, 7/15/2026 (c)	2,930	2,693
10.50%, 7/15/2027 (c)	834	722
Ladder Capital Finance Holdings LLLP, REIT 4.75%, 6/15/2029 (c)	1,067	858
Lamb Weston Holdings, Inc.
4.13%, 1/31/2030 (c)	5,755	4,882
4.38%, 1/31/2032 (c)	1,243	1,028
Lear Corp. 2.60%, 1/15/2032	25	18
Level 3 Financing, Inc.
4.63%, 9/15/2027 (c)	3,892	2,588
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
3.63%, 1/15/2029 (c)	1,239	633
LGI Homes, Inc. 4.00%, 7/15/2029 (c)	305	233
Liberty Interactive LLC 8.25%, 2/1/2030	2,370	608
Lions Gate Capital Holdings LLC 5.50%, 4/15/2029 (a) (c)	1,027	676
Lithia Motors, Inc. 4.38%, 1/15/2031 (c)	1,349	1,092
Live Nation Entertainment, Inc.
4.88%, 11/1/2024 (c)	2,245	2,197
5.63%, 3/15/2026 (c)	5,302	5,078
6.50%, 5/15/2027 (c)	6,670	6,507
4.75%, 10/15/2027 (a) (c)	6,655	6,081
3.75%, 1/15/2028 (c)	1,403	1,226
Louisiana-Pacific Corp. 3.63%, 3/15/2029 (c)	570	469
Lumen Technologies, Inc.
5.13%, 12/15/2026 (c)	15,795	7,757
4.00%, 2/15/2027 (c)	5,160	3,483
Series G, 6.88%, 1/15/2028	799	300
4.50%, 1/15/2029 (c)	1,570	430
5.38%, 6/15/2029 (c)	4,316	1,325
M/I Homes, Inc.
4.95%, 2/1/2028	443	396
3.95%, 2/15/2030	853	679
Macy's Retail Holdings LLC 5.88%, 3/15/2030 (c)	100	85
Madison IAQ LLC
4.13%, 6/30/2028 (c)	630	526
5.88%, 6/30/2029 (c)	3,719	2,881
Magnolia Oil & Gas Operating LLC 6.00%, 8/1/2026 (c)	500	480
Mallinckrodt International Finance SA
11.50%, 12/15/2028 (c) (i)	8,610	7,544
10.00%, 6/15/2029 (c) (i)	2,037	131
Markel Group, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.66%), 6.00%, 6/1/2025 (d) (f) (g)	1,310	1,267
Marriott Ownership Resorts, Inc.
4.75%, 1/15/2028	36	31
4.50%, 6/15/2029 (c)	971	798
Masonite International Corp. 5.38%, 2/1/2028 (c)	1,632	1,503
MasTec, Inc. 4.50%, 8/15/2028 (c)	5,891	5,167
Mauser Packaging Solutions Holding Co.
7.88%, 8/15/2026 (c)	12,625	11,825
9.25%, 4/15/2027 (c)	2,485	2,070
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
McAfee Corp. 7.38%, 2/15/2030 (c)	260	208
McCormick & Co., Inc. 3.15%, 8/15/2024	472	462
McGraw-Hill Education, Inc. 5.75%, 8/1/2028 (c)	3,445	2,903
MDC Holdings, Inc. 2.50%, 1/15/2031	190	139
Medline Borrower LP
3.88%, 4/1/2029 (c)	6,349	5,361
5.25%, 10/1/2029 (c)	3,810	3,243
Mellon Capital IV Series 1, (3-MONTH CME TERM SOFR + 0.83%), 6.22%, 12/8/2023 (d) (f) (g)	2,027	1,540
MetLife Capital Trust IV 7.88%, 12/15/2037 (c)	7,703	7,844
MetLife, Inc.
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 3.85%, 9/15/2025 (d) (e) (f) (g)	6,557	5,962
Series D, (3-MONTH CME TERM SOFR + 3.22%), 5.88%, 3/15/2028 (d) (f) (g)	2,284	2,012
5.00%, 7/15/2052	30	24
MGIC Investment Corp. 5.25%, 8/15/2028	1,176	1,081
MGM Resorts International
5.75%, 6/15/2025	5,817	5,688
4.63%, 9/1/2026	2,640	2,453
Microchip Technology, Inc. 0.97%, 2/15/2024	350	345
Midcontinent Communications 5.38%, 8/15/2027 (a) (c)	2,413	2,190
Midwest Gaming Borrower LLC 4.88%, 5/1/2029 (c)	714	594
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (c)	3,341	3,301
Minerals Technologies, Inc. 5.00%, 7/1/2028 (c)	265	232
MIWD Holdco II LLC 5.50%, 2/1/2030 (c)	1,208	959
Mohegan Tribal Gaming Authority 8.00%, 2/1/2026 (c)	1,236	1,136
Molina Healthcare, Inc.
4.38%, 6/15/2028 (c)	1,150	1,024
3.88%, 11/15/2030 (c)	50	41
3.88%, 5/15/2032 (c)	50	39
Moog, Inc. 4.25%, 12/15/2027 (c)	630	561
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	69

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Morgan Stanley
(SOFR + 0.46%), 5.77%, 1/25/2024 (d)	3,184	3,184
(SOFR + 0.51%), 0.79%, 1/22/2025 (d)	4,460	4,393
(SOFR + 1.16%), 3.62%, 4/17/2025 (d)	4,925	4,861
(SOFR + 1.15%), 2.72%, 7/22/2025 (d)	5,160	5,021
(SOFR + 0.56%), 1.16%, 10/21/2025 (d)	2,275	2,152
(SOFR + 0.94%), 2.63%, 2/18/2026 (d)	6,615	6,298
Series M, 5.87%, 9/15/2026 (f) (g) (h) (k)	2,945	2,397
(SOFR + 0.86%), 1.51%, 7/20/2027 (d)	182	160
(SOFR + 1.61%), 4.21%, 4/20/2028 (d)	90	84
(SOFR + 1.02%), 1.93%, 4/28/2032 (d)	80	58
(SOFR + 1.20%), 2.51%, 10/20/2032 (d)	80	60
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.43%), 5.95%, 1/19/2038 (d)	5,321	4,825
(SOFR + 1.49%), 3.22%, 4/22/2042 (d)	25	17
Morgan Stanley Bank NA 4.75%, 4/21/2026	525	511
Moss Creek Resources Holdings, Inc. 7.50%, 1/15/2026 (c)	1,159	1,107
MPH Acquisition Holdings LLC 5.75%, 11/1/2028 (a) (c)	1,479	1,102
MPLX LP 4.50%, 4/15/2038	141	110
Mueller Water Products, Inc. 4.00%, 6/15/2029 (c)	1,264	1,081
Murphy Oil USA, Inc.
4.75%, 9/15/2029	65	58
3.75%, 2/15/2031 (c)	1,256	1,009
Nabors Industries Ltd. 7.25%, 1/15/2026 (c)	736	691
Nabors Industries, Inc. 5.75%, 2/1/2025	3,645	3,536
Nationstar Mortgage Holdings, Inc.
6.00%, 1/15/2027 (c)	370	344
5.50%, 8/15/2028 (c)	1,311	1,159
5.13%, 12/15/2030 (c)	1,915	1,550
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
5.75%, 11/15/2031 (c)	4,085	3,402
NCR Atleos Escrow Corp. 9.50%, 4/1/2029 (c)	3,149	3,087
NCR Voyix Corp. 5.13%, 4/15/2029 (c)	5,539	4,763
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (c)	1,187	1,018
New Albertsons LP
7.75%, 6/15/2026	1,535	1,556
6.63%, 6/1/2028	613	582
7.45%, 8/1/2029	392	393
8.00%, 5/1/2031	2,108	2,140
Newell Brands, Inc.
5.20%, 4/1/2026 (h)	7,880	7,440
6.38%, 9/15/2027 (a)	658	616
6.63%, 9/15/2029 (a)	1,063	978
6.37%, 4/1/2036 (h)	855	671
News Corp.
3.88%, 5/15/2029 (c)	3,890	3,330
5.13%, 2/15/2032 (c)	2,090	1,805
Nexstar Media, Inc.
5.63%, 7/15/2027 (c)	14,256	12,830
4.75%, 11/1/2028 (a) (c)	2,578	2,165
NextEra Energy Capital Holdings, Inc.
4.20%, 6/20/2024	695	687
(3-MONTH SOFR + 3.16%), 5.65%, 5/1/2079 (d)	4,282	3,784
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.55%), 3.80%, 3/15/2082 (d)	1,933	1,546
NGL Energy Operating LLC 7.50%, 2/1/2026 (c)	1,897	1,852
NMG Holding Co., Inc. 7.13%, 4/1/2026 (c)	6,925	6,478
NMI Holdings, Inc. 7.38%, 6/1/2025 (c)	411	411
Nordstrom, Inc. 4.38%, 4/1/2030	329	255
Northern Oil and Gas, Inc. 8.13%, 3/1/2028 (c)	1,099	1,085
Novelis Corp.
3.25%, 11/15/2026 (c)	2,153	1,916
4.75%, 1/30/2030 (c)	3,945	3,347
NRG Energy, Inc.
6.63%, 1/15/2027	2,196	2,131
5.75%, 1/15/2028	584	547
3.38%, 2/15/2029 (c)	2,000	1,628
5.25%, 6/15/2029 (c)	2,667	2,353
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
3.63%, 2/15/2031 (c)	1,518	1,146
3.88%, 2/15/2032 (c)	828	615
7.00%, 3/15/2033 (c)	1,654	1,563
NuStar Logistics LP
6.00%, 6/1/2026	2,167	2,091
6.38%, 10/1/2030	1,700	1,572
Occidental Petroleum Corp. 8.88%, 7/15/2030	5,866	6,514
ON Semiconductor Corp. 3.88%, 9/1/2028 (c)	2,801	2,406
OneMain Finance Corp.
6.88%, 3/15/2025	970	957
7.13%, 3/15/2026	3,392	3,294
3.50%, 1/15/2027	410	346
6.63%, 1/15/2028	3,003	2,732
Oracle Corp.
3.40%, 7/8/2024	468	460
3.80%, 11/15/2037	279	205
Organon & Co.
4.13%, 4/30/2028 (c)	6,608	5,708
5.13%, 4/30/2031 (c)	3,155	2,464
Outfront Media Capital LLC 5.00%, 8/15/2027 (c)	1,507	1,339
Owens & Minor, Inc.
4.50%, 3/31/2029 (a) (c)	4,177	3,351
6.63%, 4/1/2030 (a) (c)	2,374	2,075
Owens-Brockway Glass Container, Inc.
6.38%, 8/15/2025 (c)	1,084	1,058
6.63%, 5/13/2027 (c)	1,978	1,879
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (c)	4,022	3,509
Papa John's International, Inc. 3.88%, 9/15/2029 (c)	407	334
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (c) (h) (i)	6,648	4,508
Paramount Global
4.20%, 5/19/2032	145	112
(3-MONTH SOFR + 3.90%), 6.25%, 2/28/2057 (d)	9,055	6,497
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.00%), 6.38%, 3/30/2062 (d)	3,930	2,892
Patrick Industries, Inc.
7.50%, 10/15/2027 (a) (c)	1,092	1,040
4.75%, 5/1/2029 (c)	61	50
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
PennyMac Financial Services, Inc. 5.75%, 9/15/2031 (c)	901	735
Performance Food Group, Inc.
6.88%, 5/1/2025 (c)	400	398
5.50%, 10/15/2027 (c)	2,155	2,015
4.25%, 8/1/2029 (a) (c)	6,477	5,465
PetSmart, Inc.
4.75%, 2/15/2028 (c)	5,446	4,819
7.75%, 2/15/2029 (c)	3,001	2,763
PG&E Corp. 5.00%, 7/1/2028 (a)	4,969	4,502
PGT Innovations, Inc. 4.38%, 10/1/2029 (a) (c)	2,099	1,960
Physicians Realty LP, REIT
3.95%, 1/15/2028	60	54
2.63%, 11/1/2031	20	15
Pike Corp. 5.50%, 9/1/2028 (c)	2,448	2,094
Pitney Bowes, Inc.
6.88%, 3/15/2027 (c)	69	57
7.25%, 3/15/2029 (c)	270	203
Playtika Holding Corp. 4.25%, 3/15/2029 (c)	50	40
PM General Purchaser LLC 9.50%, 10/1/2028 (c)	2,542	2,389
PNC Financial Services Group, Inc. (The)
Series R, (3-MONTH CME TERM SOFR + 3.30%), 8.71%, 3/1/2024 (d) (f) (g)	2,701	2,664
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.60%), 3.40%, 9/15/2026 (d) (f) (g)	7,215	5,191
Series V, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.24%), 6.20%, 9/15/2027 (d) (f) (g)	6,445	5,734
(SOFR + 1.62%), 5.35%, 12/2/2028 (d)	555	530
Post Holdings, Inc.
5.75%, 3/1/2027 (c)	492	469
5.63%, 1/15/2028 (c)	4,253	3,953
5.50%, 12/15/2029 (c)	6,233	5,559
4.63%, 4/15/2030 (c)	2,595	2,173
PPL Capital Funding, Inc. Series A, (3-MONTH CME TERM SOFR + 2.93%), 8.32%, 3/30/2067 (d)	8,857	7,956
Presidio Holdings, Inc. 4.88%, 2/1/2027 (c)	2,415	2,213
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	71

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Prestige Brands, Inc. 3.75%, 4/1/2031 (c)	1,071	851
Pricoa Global Funding I
2.40%, 9/23/2024 (c)	166	161
1.15%, 12/6/2024 (c)	304	288
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (c)	8,122	7,879
3.38%, 8/31/2027 (c)	1,666	1,465
Principal Life Global Funding II
0.75%, 4/12/2024 (c)	284	277
(SOFR + 0.45%), 5.77%, 4/12/2024 (c) (d)	365	365
Progressive Corp. (The) Series B, (3-MONTH SOFR + 2.54%), 8.21%, 12/8/2023 (d) (f) (g)	4,955	4,865
Prudential Financial, Inc.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 5.13%, 3/1/2052 (d)	3,685	3,133
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.23%), 6.00%, 9/1/2052 (d)	1,180	1,056
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 6.75%, 3/1/2053 (d)	3,551	3,344
PTC, Inc. 3.63%, 2/15/2025 (c)	422	407
Qwest Corp. 7.25%, 9/15/2025	325	311
Rain CII Carbon LLC 7.25%, 4/1/2025 (c)	10	10
Range Resources Corp.
4.88%, 5/15/2025	2,920	2,840
8.25%, 1/15/2029 (a)	3,332	3,403
4.75%, 2/15/2030 (c)	1,227	1,090
Realogy Group LLC 5.25%, 4/15/2030 (c)	5,063	3,152
Regal Rexnord Corp.
6.05%, 4/15/2028 (c)	2,162	2,068
6.30%, 2/15/2030 (c)	1,822	1,714
6.40%, 4/15/2033 (c)	2,552	2,341
Republic Services, Inc. 2.50%, 8/15/2024	713	694
RHP Hotel Properties LP, REIT
4.75%, 10/15/2027	6,280	5,706
7.25%, 7/15/2028 (c)	929	901
4.50%, 2/15/2029 (c)	6,633	5,646
RingCentral, Inc. 8.50%, 8/15/2030 (c)	2,183	2,074
Rite Aid Corp.
7.50%, 7/1/2025 (c) (i)	3,803	2,617
8.00%, 11/15/2026 (c) (i)	8,786	6,039
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Rocket Mortgage LLC
2.88%, 10/15/2026 (c)	2,384	2,075
3.63%, 3/1/2029 (c)	2,633	2,140
4.00%, 10/15/2033 (c)	406	298
Rockies Express Pipeline LLC 4.80%, 5/15/2030 (c)	1,170	984
Royal Caribbean Cruises Ltd.
11.50%, 6/1/2025 (c)	1,602	1,693
11.63%, 8/15/2027 (c)	5,852	6,347
8.25%, 1/15/2029 (c)	3,455	3,550
9.25%, 1/15/2029 (c)	3,465	3,617
Royalty Pharma plc 2.15%, 9/2/2031	86	63
RP Escrow Issuer LLC 5.25%, 12/15/2025 (a) (c)	1,702	1,213
Sabre GLBL, Inc. 8.63%, 6/1/2027 (c)	174	144
SBA Communications Corp., REIT
3.88%, 2/15/2027	955	870
3.13%, 2/1/2029	875	723
Scotts Miracle-Gro Co. (The)
5.25%, 12/15/2026	2,180	2,022
4.50%, 10/15/2029	3,152	2,490
4.00%, 4/1/2031	2,754	2,049
4.38%, 2/1/2032	3,297	2,416
Scripps Escrow II, Inc. 5.38%, 1/15/2031 (c)	347	215
Scripps Escrow, Inc. 5.88%, 7/15/2027 (c)	2,352	1,758
Seagate HDD Cayman
8.25%, 12/15/2029 (c)	2,000	2,032
8.50%, 7/15/2031 (c)	475	483
Sempra
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.88%, 10/15/2025 (d) (f) (g)	6,444	6,018
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.87%), 4.13%, 4/1/2052 (d)	5,003	3,854
Sensata Technologies BV
5.00%, 10/1/2025 (c)	152	148
4.00%, 4/15/2029 (c)	4,625	3,932
5.88%, 9/1/2030 (a) (c)	1,870	1,708
Sensata Technologies, Inc. 3.75%, 2/15/2031 (c)	738	591
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Service Corp. International
7.50%, 4/1/2027	2,735	2,750
5.13%, 6/1/2029	360	329
3.38%, 8/15/2030	1,983	1,589
4.00%, 5/15/2031	587	475
Shea Homes LP 4.75%, 2/15/2028	953	838
Sherwin-Williams Co. (The) 4.05%, 8/8/2024	467	460
Shutterfly Finance LLC
8.50% (Blend (Cash 4.25% + PIK 4.25%)), 10/1/2027 (c) (j)	9,734	6,188
9.75%, 10/1/2027 (a) (c)	1,580	1,568
Sinclair Television Group, Inc.
5.13%, 2/15/2027 (a) (c)	2,890	2,269
5.50%, 3/1/2030 (a) (c)	939	510
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (c)	1,150	1,054
4.00%, 7/15/2028 (c)	22,050	18,752
5.50%, 7/1/2029 (c)	6,570	5,822
4.13%, 7/1/2030 (c)	575	457
3.88%, 9/1/2031 (c)	81	61
Six Flags Entertainment Corp.
5.50%, 4/15/2027 (c)	1,140	1,038
7.25%, 5/15/2031 (a) (c)	1,435	1,320
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (c)	700	695
SM Energy Co.
5.63%, 6/1/2025	3,980	3,874
6.75%, 9/15/2026	1,038	1,020
6.50%, 7/15/2028	1,006	968
Sonic Automotive, Inc. 4.63%, 11/15/2029 (a) (c)	2,361	1,965
Southern California Edison Co. Series E, (3-MONTH CME TERM SOFR + 4.46%), 9.83%, 12/8/2023 (d) (f) (g)	2,040	2,027
Southwestern Energy Co.
8.38%, 9/15/2028	855	883
5.38%, 3/15/2030	3,679	3,375
4.75%, 2/1/2032	773	665
Spectrum Brands, Inc.
5.00%, 10/1/2029 (c)	2,486	2,230
5.50%, 7/15/2030 (c)	5,413	4,831
3.88%, 3/15/2031 (a) (c)	3,061	2,450
Spirit AeroSystems, Inc.
7.50%, 4/15/2025 (c)	3,470	3,461
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
9.38%, 11/30/2029 (c)	2,170	2,228
Sprint Capital Corp. 8.75%, 3/15/2032	6,604	7,434
Sprint LLC 7.63%, 2/15/2025	9,544	9,680
SRS Distribution, Inc. 4.63%, 7/1/2028 (c)	4,615	4,026
SS&C Technologies, Inc. 5.50%, 9/30/2027 (c)	6,798	6,378
Stagwell Global LLC 5.63%, 8/15/2029 (c)	4,391	3,629
Standard Industries, Inc.
5.00%, 2/15/2027 (c)	1,387	1,282
4.75%, 1/15/2028 (c)	5,875	5,258
4.38%, 7/15/2030 (c)	185	151
3.38%, 1/15/2031 (c)	1,188	899
Staples, Inc.
7.50%, 4/15/2026 (c)	12,278	10,015
10.75%, 4/15/2027 (c)	5,609	3,090
State Street Corp.
Series H, (3-MONTH CME TERM SOFR + 2.80%), 5.63%, 12/15/2023 (d) (f) (g)	3,503	3,358
(3-MONTH CME TERM SOFR + 1.03%), 3.78%, 12/3/2024 (d)	421	420
Station Casinos LLC 4.50%, 2/15/2028 (c)	4,449	3,842
Stericycle, Inc. 3.88%, 1/15/2029 (a) (c)	1,821	1,547
Summit Materials LLC 5.25%, 1/15/2029 (c)	792	717
Summit Midstream Holdings LLC 9.00%, 10/15/2026 (c) (h)	1,753	1,683
Sunoco LP
5.88%, 3/15/2028	423	400
4.50%, 5/15/2029	2,335	2,023
4.50%, 4/30/2030	3,557	3,038
Synaptics, Inc. 4.00%, 6/15/2029 (a) (c)	1,881	1,552
Take-Two Interactive Software, Inc.
3.30%, 3/28/2024	362	358
4.00%, 4/14/2032	30	26
Tallgrass Energy Partners LP
7.50%, 10/1/2025 (c)	4,841	4,769
5.50%, 1/15/2028 (c)	2,135	1,870
6.00%, 12/31/2030 (c)	1,623	1,366
6.00%, 9/1/2031 (c)	4,277	3,599
Targa Resources Partners LP
6.50%, 7/15/2027	4,000	3,953
6.88%, 1/15/2029	1,906	1,897
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	73

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
TEGNA, Inc.
4.75%, 3/15/2026 (c)	541	505
4.63%, 3/15/2028	1,450	1,251
5.00%, 9/15/2029	104	87
Tempur Sealy International, Inc.
4.00%, 4/15/2029 (c)	6,570	5,390
3.88%, 10/15/2031 (c)	2,665	1,996
Tenet Healthcare Corp.
4.88%, 1/1/2026	21,594	20,696
6.25%, 2/1/2027	4,874	4,674
5.13%, 11/1/2027	8,170	7,542
4.25%, 6/1/2029	955	817
6.13%, 6/15/2030	3,399	3,146
6.75%, 5/15/2031 (c)	3,603	3,422
Terex Corp. 5.00%, 5/15/2029 (c)	5,609	4,910
Thermo Fisher Scientific, Inc. 1.22%, 10/18/2024	465	444
Thor Industries, Inc. 4.00%, 10/15/2029 (c)	1,333	1,074
T-Mobile USA, Inc. 2.25%, 11/15/2031	542	402
Topaz Solar Farms LLC 5.75%, 9/30/2039 (c)	339	308
TopBuild Corp.
3.63%, 3/15/2029 (c)	404	337
4.13%, 2/15/2032 (c)	429	339
Toyota Motor Credit Corp.
(SOFRINDX + 0.65%), 5.99%, 12/29/2023 (d)	388	388
(SOFR + 0.38%), 5.70%, 2/22/2024 (d)	484	484
TransDigm, Inc. 6.25%, 3/15/2026 (c)	6,525	6,371
Transocean Poseidon Ltd. 6.88%, 2/1/2027 (c)	1,771	1,735
Transocean Titan Financing Ltd. 8.38%, 2/1/2028 (c)	801	804
Transocean, Inc.
8.75%, 2/15/2030 (c)	1,103	1,100
7.50%, 4/15/2031	169	137
6.80%, 3/15/2038 (a)	462	330
TreeHouse Foods, Inc. 4.00%, 9/1/2028	517	421
Tri Pointe Homes, Inc.
5.25%, 6/1/2027	1,061	960
5.70%, 6/15/2028	128	114
TriMas Corp. 4.13%, 4/15/2029 (c)	4,505	3,742
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
TriNet Group, Inc.
3.50%, 3/1/2029 (c)	1,308	1,080
7.13%, 8/15/2031 (c)	2,095	2,025
Trinity Industries, Inc. 7.75%, 7/15/2028 (c)	2,548	2,516
Trinseo Materials Operating SCA
5.38%, 9/1/2025 (c)	1,446	1,254
5.13%, 4/1/2029 (c)	3,303	1,391
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (a) (c)	2,758	2,273
Triumph Group, Inc.
7.75%, 8/15/2025 (a)	1,670	1,586
9.00%, 3/15/2028 (c)	1,271	1,234
Truist Financial Corp.
Series M, (3-MONTH CME TERM SOFR + 3.05%), 5.13%, 12/15/2027 (d) (f) (g)	2,346	1,632
Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030 (d) (f) (g)	8,089	6,478
Uber Technologies, Inc. 4.50%, 8/15/2029 (c)	3,180	2,805
UDR, Inc., REIT
3.20%, 1/15/2030	160	134
3.00%, 8/15/2031	41	32
Unisys Corp. 6.88%, 11/1/2027 (c)	1,439	1,054
United Airlines Holdings, Inc. 5.00%, 2/1/2024 (a)	2,404	2,380
United Rentals North America, Inc.
5.50%, 5/15/2027	3,236	3,126
3.88%, 2/15/2031	1,910	1,572
United States Cellular Corp. 6.70%, 12/15/2033	2,500	2,372
United States Steel Corp. 6.88%, 3/1/2029	363	353
UnitedHealth Group, Inc. 5.88%, 2/15/2053	23	22
Uniti Group LP, REIT
10.50%, 2/15/2028 (c)	662	637
4.75%, 4/15/2028 (c)	57	46
6.50%, 2/15/2029 (c)	215	140
6.00%, 1/15/2030 (c)	402	244
Univision Communications, Inc.
6.63%, 6/1/2027 (c)	1,270	1,160
8.00%, 8/15/2028 (c)	1,621	1,531
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
4.50%, 5/1/2029 (c)	1,249	993
7.38%, 6/30/2030 (c)	3,476	3,061
Upbound Group, Inc. 6.38%, 2/15/2029 (a) (c)	1,233	1,060
Urban One, Inc. 7.38%, 2/1/2028 (c)	136	112
US Bancorp
Series V, 2.38%, 7/22/2026	3,000	2,717
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.54%), 3.70%, 1/15/2027 (d) (f) (g)	8,257	5,797
Series J, (3-MONTH CME TERM SOFR + 3.18%), 5.30%, 4/15/2027 (d) (f) (g)	1,414	1,109
(SOFR + 1.66%), 4.55%, 7/22/2028 (d)	3,035	2,817
US Foods, Inc. 6.88%, 9/15/2028 (c)	1,010	987
Vail Resorts, Inc. 6.25%, 5/15/2025 (c)	1,142	1,135
Valaris Ltd. 8.38%, 4/30/2030 (c)	1,484	1,456
Valvoline, Inc. 4.25%, 2/15/2030 (a) (c)	1,400	1,371
Varex Imaging Corp. 7.88%, 10/15/2027 (c)	247	242
Vector Group Ltd. 5.75%, 2/1/2029 (c)	1,300	1,102
Ventas Realty LP, REIT 4.00%, 3/1/2028	100	91
Venture Global LNG, Inc.
8.13%, 6/1/2028 (c)	3,607	3,502
9.50%, 2/1/2029 (c)	1,510	1,534
9.88%, 2/1/2032 (c)	1,510	1,531
Verizon Communications, Inc. 3.50%, 11/1/2024	467	456
Viavi Solutions, Inc. 3.75%, 10/1/2029 (c)	266	207
VICI Properties LP, REIT
4.63%, 6/15/2025 (c)	2,251	2,162
4.50%, 9/1/2026 (c)	995	929
4.25%, 12/1/2026 (c)	8,012	7,394
5.75%, 2/1/2027 (c)	4,882	4,672
4.63%, 12/1/2029 (c)	4,688	4,055
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a) (c)	7,402	6,886
Vistra Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.74%), 7.00%, 12/15/2026 (c) (d) (f) (g)	1,712	1,558
Vistra Operations Co. LLC
5.50%, 9/1/2026 (c)	222	211
5.63%, 2/15/2027 (c)	5,755	5,416
4.38%, 5/1/2029 (c)	1,258	1,069
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
7.75%, 10/15/2031 (c)	3,125	3,016
Vital Energy, Inc.
10.13%, 1/15/2028	2,247	2,253
9.75%, 10/15/2030	1,020	1,000
VM Consolidated, Inc. 5.50%, 4/15/2029 (c)	307	272
VMware, Inc. 2.20%, 8/15/2031	286	211
Wabash National Corp. 4.50%, 10/15/2028 (c)	3,121	2,583
Warnermedia Holdings, Inc.
3.76%, 3/15/2027	60	55
4.28%, 3/15/2032	135	112
Warrior Met Coal, Inc. 7.88%, 12/1/2028 (c)	493	481
Weekley Homes LLC 4.88%, 9/15/2028 (c)	599	514
Wells Fargo & Co.
Series S, (3-MONTH SOFR + 3.11%), 5.90%, 6/15/2024 (d) (f) (g) (h)	3,068	3,017
(SOFR + 0.51%), 0.81%, 5/19/2025 (d)	1,540	1,491
(3-MONTH CME TERM SOFR + 1.01%), 2.16%, 2/11/2026 (d)	6,420	6,073
Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (d) (f) (g)	8,017	6,944
(SOFR + 1.32%), 3.91%, 4/25/2026 (d)	624	602
(SOFR + 1.51%), 3.53%, 3/24/2028 (d)	4,450	4,057
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.61%), 7.63%, 9/15/2028 (d) (f) (g)	2,955	2,959
(SOFR + 2.02%), 5.39%, 4/24/2034 (d)	110	100
Wesco Aircraft Holdings, Inc.
8.50%, 11/15/2024 (c) (i)	1,030	36
9.00%, 11/15/2026 (a) (c) (i)	10,820	1,028
13.13%, 11/15/2027 (c) (i)	444	13
WESCO Distribution, Inc.
7.13%, 6/15/2025 (c)	4,783	4,780
7.25%, 6/15/2028 (a) (c)	2,860	2,842
Westlake Corp. 0.88%, 8/15/2024	483	463
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	75

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
William Carter Co. (The) 5.63%, 3/15/2027 (c)	4,029	3,818
Williams Cos., Inc. (The)
4.30%, 3/4/2024	645	641
2.60%, 3/15/2031	85	66
Williams Scotsman, Inc. 7.38%, 10/1/2031 (c)	2,451	2,411
Winnebago Industries, Inc. 6.25%, 7/15/2028 (c)	89	84
WMG Acquisition Corp. 3.75%, 12/1/2029 (c)	3,771	3,165
WP Carey, Inc., REIT
2.40%, 2/1/2031	150	114
2.45%, 2/1/2032	30	22
WR Grace Holdings LLC
4.88%, 6/15/2027 (c)	210	189
5.63%, 8/15/2029 (c)	1,336	1,035
WW International, Inc. 4.50%, 4/15/2029 (a) (c)	1,556	973
Wynn Las Vegas LLC 5.50%, 3/1/2025 (c)	8,922	8,759
Wynn Resorts Finance LLC 5.13%, 10/1/2029 (c)	5,490	4,682
Xerox Holdings Corp. 5.50%, 8/15/2028 (c)	100	77
XPO Escrow Sub LLC 7.50%, 11/15/2027 (c)	2,956	2,955
XPO, Inc. 6.25%, 6/1/2028 (c)	1,845	1,768
Yum! Brands, Inc.
3.63%, 3/15/2031	661	537
4.63%, 1/31/2032	2,987	2,545
5.38%, 4/1/2032	64	58
Ziff Davis, Inc. 4.63%, 10/15/2030 (c)	1,271	1,064
		2,150,645
Uzbekistan — 0.0% ^
Uzbekneftegaz JSC 4.75%, 11/16/2028 (c)	1,350	1,060
Venezuela, Bolivarian Republic of — 0.0% ^
Petroleos de Venezuela SA
8.50%, 10/27/2020 (b) (i)	620	520
6.00%, 11/15/2026 (b) (i)	3,090	391
		911
Total Corporate Bonds (Cost $3,229,449)		2,862,438
INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 9.1%
United States — 9.1%
JPMorgan Equity Premium Income ETF (l)	10,487	551,824
JPMorgan Income ETF (l)	967	42,640
JPMorgan Nasdaq Equity Premium Income ETF (l)	3,954	182,533
		776,997
Total Exchange-Traded Funds (Cost $820,372)		776,997
	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 3.9%
United States — 3.9%
BANK
Series 2019-BN16, Class D, 3.00%, 2/15/2052 (c)	2,500	1,500
Series 2019-BN16, Class F, 3.69%, 2/15/2052 (c) (k)	2,000	910
Series 2019-BN21, Class F, 2.68%, 10/17/2052 (c)	2,000	771
Series 2019-BN23, Class D, 2.50%, 12/15/2052 (c)	4,000	2,099
Series 2021-BN31, Class E, 2.50%, 2/15/2054 (c) (k)	2,500	1,163
Series 2017-BNK5, Class D, 3.08%, 6/15/2060 (c) (k)	8,500	5,572
Series 2018-BN14, Class F, 3.94%, 9/15/2060 (c)	1,534	562
Series 2019-BN19, Class C, 4.03%, 8/15/2061 (k)	7,500	4,452
Series 2018-BN15, Class E, 3.00%, 11/15/2061 (c)	1,000	538
Series 2019-BN24, Class D, 2.50%, 11/15/2062 (c)	1,000	537
Series 2019-BN24, Class C, 3.52%, 11/15/2062 (k)	6,000	3,996
Series 2020-BN26, Class D, 2.50%, 3/15/2063 (c)	1,350	638
Series 2020-BN28, Class E, 2.50%, 3/15/2063 (c)	3,000	1,481
BBCMS Mortgage Trust Series 2017-C1, Class D, 3.54%, 2/15/2050 (c) (k)	2,887	1,889
Benchmark Mortgage Trust
Series 2018-B1, Class D, 2.75%, 1/15/2051 (c)	975	512
Series 2019-B9, Class F, 3.74%, 3/15/2052 (c) (k)	6,590	2,276
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series 2019-B11, Class D, 3.00%, 5/15/2052 (c)	4,000	2,281
Series 2019-B11, Class C, 3.75%, 5/15/2052 (k)	13,959	9,337
Series 2020-B21, Class E, 2.00%, 12/17/2053 (c)	2,500	982
Series 2019-B14, Class E, 2.50%, 12/15/2062 (c)	1,415	616
Series 2019-B15, Class E, 2.75%, 12/15/2072 (c)	4,391	1,950
BX Series 2021-MFM1, Class G, 9.35%, 1/15/2034 (c) (k)	575	544
CD Mortgage Trust
Series 2016-CD2, Class C, 3.98%, 11/10/2049 (k)	750	547
Series 2017-CD4, Class D, 3.30%, 5/10/2050 (c)	1,000	591
Series 2017-CD5, Class D, 3.35%, 8/15/2050 (c)	1,831	1,244
Series 2017-CD6, Class C, 4.23%, 11/13/2050 (k)	1,371	1,059
Series 2018-CD7, Class D, 3.09%, 8/15/2051 (c) (k)	2,000	1,141
CFCRE Commercial Mortgage Trust Series 2016-C6, Class D, 4.18%, 11/10/2049 (c) (k)	1,000	683
CGMS Commercial Mortgage Trust Series 2017-B1, Class E, 3.30%, 8/15/2050 (c) (k)	1,500	614
Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class D, 4.42%, 2/10/2048 (c) (k)	3,756	3,179
Series 2015-GC29, Class C, 4.14%, 4/10/2048 (k)	2,000	1,818
Series 2015-P1, Class D, 3.23%, 9/15/2048 (c)	2,000	1,601
Series 2016-C1, Class D, 4.94%, 5/10/2049 (c) (k)	4,975	4,277
Series 2016-C2, Class D, 3.25%, 8/10/2049 (c) (k)	1,000	760
Series 2016-P6, Class D, 3.25%, 12/10/2049 (c)	1,325	901
Series 2017-P7, Class B, 4.14%, 4/14/2050 (k)	910	771
Series 2017-P7, Class C, 4.39%, 4/14/2050 (k)	3,295	2,627
Series 2020-GC46, Class E, 2.60%, 2/15/2053 (c)	4,500	1,217
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
COLEM Mortgage Trust Series 2022-HLNE, Class A, 2.46%, 4/12/2042 (c) (k)	2,500	1,938
Commercial Mortgage Trust
Series 2020-CBM, Class F, 3.63%, 2/10/2037 (c) (k)	2,750	2,472
Series 2014-CR15, Class C, 4.64%, 2/10/2047 (k)	989	859
Series 2014-LC15, Class D, 5.00%, 4/10/2047 (c) (k)	1,500	1,304
Series 2014-CR19, Class D, 4.63%, 8/10/2047 (c) (k)	400	341
Series 2014-UBS5, Class D, 3.50%, 9/10/2047 (c)	5,100	3,322
Series 2014-LC17, Class D, 3.69%, 10/10/2047 (c)	3,250	2,801
Series 2015-CR22, Class E, 3.00%, 3/10/2048 (c)	2,500	1,652
Series 2015-CR22, Class D, 4.07%, 3/10/2048 (c) (k)	1,000	771
Series 2015-LC21, Class D, 4.32%, 7/10/2048 (k)	450	373
Series 2015-CR24, Class D, 3.46%, 8/10/2048 (k)	2,134	1,698
Series 2015-CR25, Class D, 3.77%, 8/10/2048 (k)	2,000	1,629
Series 2015-CR27, Class D, 3.45%, 10/10/2048 (c) (k)	500	397
Series 2015-CR26, Class D, 3.46%, 10/10/2048 (k)	2,500	1,600
Series 2015-LC23, Class D, 3.55%, 10/10/2048 (c) (k)	2,750	2,261
Series 2015-LC23, Class E, 3.55%, 10/10/2048 (c) (k)	1,500	1,162
Series 2016-CR28, Class D, 3.86%, 2/10/2049 (k)	1,350	977
Series 2016-CR28, Class C, 4.61%, 2/10/2049 (k)	2,000	1,718
Series 2018-COR3, Class D, 2.81%, 5/10/2051 (c) (k)	2,000	1,009
CSAIL Commercial Mortgage Trust
Series 2015-C4, Class C, 4.56%, 11/15/2048 (k)	2,500	2,215
Series 2015-C2, Class B, 4.21%, 6/15/2057 (k)	1,000	888
DBJPM Mortgage Trust
Series 2016-C3, Class D, 3.48%, 8/10/2049 (c) (k)	1,170	791
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	77

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series 2016-C3, Class E, 4.23%, 8/10/2049 (c) (k)	1,250	778
FHLMC Multiclass Certificates
Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029	17,110	1,439
Series 2020-RR14, Class X, IO, 2.13%, 3/27/2034 (k)	6,200	899
FHLMC, Multi-Family Structured Credit Risk
Series 2021-MN2, Class B1, 10.82%, 7/25/2041 (c) (k)	2,000	1,690
Series 2022-MN5, Class B1, 14.82%, 11/25/2042 (c) (k)	8,302	8,487
Series 2021-MN1, Class M1, 7.32%, 1/25/2051 (c) (k)	342	332
Series 2021-MN1, Class M2, 9.07%, 1/25/2051 (c) (k)	10,750	10,349
Series 2021-MN1, Class B1, 13.07%, 1/25/2051 (c) (k)	2,650	2,629
Series 2021-MN3, Class M1, 7.62%, 11/25/2051 (c) (k)	1,812	1,755
Series 2022-MN4, Class B1, 14.82%, 5/25/2052 (c) (k)	4,000	4,070
FHLMC, Multi-Family Structured Pass-Through Certificates
Series KC03, Class X1, IO, 0.48%, 11/25/2024 (k)	61,023	244
Series K734, Class X3, IO, 2.17%, 7/25/2026 (k)	11,615	541
Series KC04, Class X1, IO, 1.25%, 12/25/2026 (k)	14,756	265
Series K084, Class X3, IO, 2.24%, 11/25/2028 (k)	6,000	560
Series K090, Class X3, IO, 2.31%, 10/25/2029 (k)	1,750	183
Series K723, Class X3, IO, 2.08%, 10/25/2034 (k)	518	—
Series Q012, Class X, IO, 4.08%, 9/25/2035 (k)	21,588	3,776
Series K727, Class X3, IO, 2.01%, 10/25/2044 (k)	33,818	466
Series K060, Class X3, IO, 1.90%, 12/25/2044 (k)	1,000	51
Series K061, Class X3, IO, 1.98%, 12/25/2044 (k)	1,544	78
Series K728, Class X3, IO, 1.96%, 11/25/2045 (k)	4,645	82
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series K089, Class X3, IO, 2.30%, 1/25/2046 (k)	22,283	2,181
Series K087, Class X3, IO, 2.32%, 1/25/2046 (k)	18,300	1,712
Series K102, Class X3, IO, 1.89%, 12/25/2046 (k)	1,180	105
Series K088, Class X3, IO, 2.35%, 2/25/2047 (k)	10,130	1,007
Series K093, Class X3, IO, 2.21%, 5/25/2047 (k)	15,000	1,441
Series K116, Class X3, IO, 3.02%, 9/25/2047 (k)	10,500	1,602
Series K108, Class X3, IO, 3.49%, 4/25/2048 (k)	16,575	2,778
FNMA ACES
Series 2019-M21, Class X2, IO, 1.28%, 2/25/2031 (k)	5,414	297
Series 2020-M37, Class X, IO, 1.03%, 4/25/2032 (k)	25,188	1,192
Series 2016-M4, Class X2, IO, 2.67%, 1/25/2039 (k)	6,711	91
FREMF Mortgage Trust
Series 2017-KF31, Class B, 8.33%, 4/25/2024 (c) (k)	1,322	1,314
Series 2018-KF47, Class B, 7.43%, 5/25/2025 (c) (k)	1,348	1,309
Series 2019-KC03, Class B, 4.38%, 1/25/2026 (c) (k)	2,304	2,156
Series 2019-KF58, Class B, 7.58%, 1/25/2026 (c) (k)	906	854
Series 2019-KF62, Class B, 7.48%, 4/25/2026 (c) (k)	491	457
Series 2017-KL1E, Class BE, 3.91%, 2/25/2027 (c) (k)	186	162
Series 2017-KF33, Class B, 7.98%, 6/25/2027 (c) (k)	566	524
Series 2017-KF40, Class B, 8.13%, 11/25/2027 (c) (k)	978	903
Series 2018-KF43, Class B, 7.58%, 1/25/2028 (c) (k)	1,288	1,216
Series 21K-F116, Class CS, 11.72%, 6/25/2028 (c) (k)	6,846	6,792
Series 2018-KF50, Class B, 7.33%, 7/25/2028 (c) (k)	293	260
Series 2019-KG01, Class B, 4.16%, 4/25/2029 (c) (k)	4,765	3,916
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series 2019-KW09, Class X2A, IO, 0.10%, 5/25/2029 (c)	280,666	1,008
Series 2019-KW09, Class C, PO, 6/25/2029 (c)	24,011	14,146
Series 2019-KW09, Class X2B, IO, 0.10%, 6/25/2029 (c)	32,681	135
Series 2023-KF149, Class CS, 11.47%, 12/25/2032 (c) (k)	9,998	10,204
Series 2017-K724, Class D, PO, 12/25/2049 (c)	20,000	19,711
Series 2017-K724, Class X2B, IO, 0.10%, 12/25/2049 (c)	47,497	—
GNMA
Series 2012-89, IO, 0.10%, 12/16/2053 (k)	5,974	4
Series 2017-148, IO, 0.55%, 7/16/2059 (k)	8,212	253
Series 2019-53, Class IA, IO, 0.77%, 6/16/2061 (k)	5,948	292
Series 2020-145, IO, 0.73%, 3/16/2063 (k)	54,943	2,835
Series 2021-10, IO, 0.99%, 5/16/2063 (k)	5,130	348
GS Mortgage Securities Trust
Series 2012-GCJ9, Class D, 4.60%, 11/10/2045 (c) (k)	412	371
Series 2015-GC28, Class D, 4.31%, 2/10/2048 (c) (k)	2,500	2,152
Series 2016-GS2, Class D, 2.75%, 5/10/2049 (c)	2,750	2,117
Series 2017-GS5, Class D, 3.51%, 3/10/2050 (c) (k)	2,900	1,380
Series 2017-GS6, Class D, 3.24%, 5/10/2050 (c)	1,750	811
Series 2015-GC30, Class D, 3.38%, 5/10/2050	1,250	1,012
Series 2019-GC40, Class D, 3.00%, 7/10/2052 (c)	3,800	2,027
Series 2019-GC40, Class E, 3.00%, 7/10/2052 (c)	2,250	1,061
Series 2020-GC45, Class D, 2.85%, 2/13/2053 (c) (k)	2,824	1,516
JPMBB Commercial Mortgage Securities Trust
Series 2013-C15, Class E, 3.50%, 11/15/2045 (c)	2,000	1,641
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2013-C17, Class D, 4.84%, 1/15/2047 (c) (k)	1,250	938
Series 2014-C26, Class D, 3.87%, 1/15/2048 (c) (k)	1,500	1,175
Series 2014-C26, Class C, 4.37%, 1/15/2048 (k)	1,926	1,695
Series 2015-C33, Class C, 4.64%, 12/15/2048 (k)	8,000	6,493
Series 2016-C1, Class D2, 4.20%, 3/17/2049 (c) (k)	1,464	1,121
Series 2016-C1, Class C, 4.70%, 3/17/2049 (k)	5,000	4,388
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class D, 4.50%, 3/15/2050 (c) (k)	7,577	5,058
JPMDB Commercial Mortgage Securities Trust Series 2016-C4, Class D, 3.04%, 12/15/2049 (c) (k)	2,514	935
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP3, Class D, 3.42%, 8/15/2049 (c) (k)	4,500	2,954
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 (k)	3,405	1,294
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5, Class G, 4.50%, 8/15/2045 (c)	1,500	1,208
Series 2014-C14, Class D, 5.05%, 2/15/2047 (c) (k)	3,750	3,414
Series 2014-C15, Class D, 4.83%, 4/15/2047 (c) (k)	365	333
Series 2014-C16, Class C, 4.71%, 6/15/2047 (k)	2,000	1,623
Series 2014-C19, Class D, 3.25%, 12/15/2047 (c)	2,585	2,070
Series 2015-C20, Class C, 4.45%, 2/15/2048 (k)	3,127	2,810
Series 2015-C24, Class D, 3.26%, 5/15/2048 (c)	6,000	4,883
Series 2015-C25, Class C, 4.52%, 10/15/2048 (k)	4,500	3,987
Series 2016-C31, Class C, 4.26%, 11/15/2049 (k)	1,440	1,091
Morgan Stanley Capital I Trust
Series 2018-MP, Class D, 4.28%, 7/11/2040 (c) (k)	730	476
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	79

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series 2018-L1, Class E, 3.00%, 10/15/2051 (c)	5,486	2,880
Series 2019-L2, Class D, 3.00%, 3/15/2052 (c)	7,075	4,185
Series 2019-L2, Class E, 3.00%, 3/15/2052 (c)	2,575	1,334
MRCD MARK Mortgage Trust
Series 2019-PARK, Class F, 2.72%, 12/15/2036 (c)	10,000	5,562
Series 2019-PARK, Class G, 2.72%, 12/15/2036 (c)	4,000	2,168
Series 2019-PARK, Class J, 4.25%, 12/15/2036 (c)	17,000	8,709
Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 8.69%, 10/25/2049 (c) (k)	4,525	4,357
Series 2020-01, Class M10, 9.19%, 3/25/2050 (c) (k)	2,829	2,702
NYC Commercial Mortgage Trust Series 2021-909, Class E, 3.21%, 4/10/2043 (c) (k)	5,000	1,727
VASA Trust Series 2021-VASA, Class G, 10.45%, 7/15/2039 (c) (k)	1,360	585
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (c) (k)	2,071	1,945
Series 2018-2, Class M2, 4.51%, 10/26/2048 (c) (k)	135	114
Series 2018-2, Class M3, 4.72%, 10/26/2048 (c) (k)	197	159
Wells Fargo Commercial Mortgage Trust
Series 2021-SAVE, Class E, 9.10%, 2/15/2040 (c) (k)	1,600	1,427
Series 2015-NXS1, Class E, 2.88%, 5/15/2048 (c) (k)	1,500	1,157
Series 2015-C28, Class D, 4.08%, 5/15/2048 (k)	7,740	5,970
Series 2016-C35, Class D, 3.14%, 7/15/2048 (c)	5,000	3,524
Series 2018-C43, Class D, 3.00%, 3/15/2051 (c)	1,250	772
Series 2018-C44, Class D, 3.00%, 5/15/2051 (c)	1,517	890
Series 2019-C52, Class XA, IO, 1.60%, 8/15/2052 (k)	3,699	226
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2015-NXS3, Class D, 3.15%, 9/15/2057 (c)	1,000	853
WFRBS Commercial Mortgage Trust Series 2014-C22, Class D, 3.90%, 9/15/2057 (c) (k)	5,505	3,421
Total Commercial Mortgage-Backed Securities (Cost $420,077)		336,394
Collateralized Mortgage Obligations — 3.8%
Bermuda — 0.0% ^
Bellemeade Re Ltd. Series 2019-1A, Class M2, 8.14%, 3/25/2029 (c) (k)	703	708
United States — 3.8%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 6A1, 5.52%, 2/25/2035 (k)	337	329
Series 2005-2, Class 3A1, 5.02%, 6/25/2035 (k)	417	389
Alternative Loan Trust
Series 2004-28CB, Class 4A1, 5.00%, 1/25/2020	6	4
Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	1	1
Series 2005-85CB, Class 3A2, 5.25%, 2/25/2021	73	62
Series 2007-9T1, Class 3A1, 5.50%, 5/25/2022 ‡	—	—
Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	28	26
Series 2006-J3, Class 4A1, 5.75%, 5/25/2026	178	166
Series 2005-J1, Class 3A1, 6.50%, 8/25/2032	11	10
Series 2004-12CB, Class 2A1, 6.00%, 6/25/2034	54	53
Series 2004-28CB, Class 2A4, 5.75%, 1/25/2035	290	253
Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	389	342
Series 2004-32CB, Class 2A5, 5.50%, 2/25/2035	1,325	1,209
Series 2005-6CB, Class 1A4, 5.50%, 4/25/2035	2,059	1,677
Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	247	202
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2005-J2, Class 1A5, 5.50%, 4/25/2035 (k)	3,357	2,563
Series 2005-13CB, Class A4, 5.50%, 5/25/2035	853	693
Series 2005-21CB, Class A4, 5.25%, 6/25/2035	454	332
Series 2005-21CB, Class A17, 6.00%, 6/25/2035	2,022	1,531
Series 2005-20CB, Class 1A1, 5.50%, 7/25/2035	86	66
Series 2005-23CB, Class A15, 5.50%, 7/25/2035	1,019	818
Series 2005-64CB, Class 1A1, 5.50%, 12/25/2035	352	293
Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	891	742
Series 2005-J14, Class A3, 5.50%, 12/25/2035	213	129
Series 2005-J14, Class A7, 5.50%, 12/25/2035	1,121	679
Series 2005-J14, Class A8, 5.50%, 12/25/2035	938	568
Series 2005-86CB, Class A4, 5.50%, 2/25/2036	276	155
Series 2006-J1, Class 1A13, 5.50%, 2/25/2036	92	62
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	—	—
Series 2006-4CB, Class 2A5, 5.50%, 4/25/2036	467	341
Series 2006-14CB, Class A1, 6.00%, 6/25/2036	1,119	575
Series 2006-19CB, Class A15, 6.00%, 8/25/2036	406	230
Series 2006-25CB, Class A2, 6.00%, 10/25/2036	198	103
Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	2,161	1,016
Series 2007-8CB, Class A9, 6.00%, 5/25/2037	141	77
Series 2007-19, Class 1A8, 6.00%, 8/25/2037	136	66
American Home Mortgage Investment Trust Series 2007-2, Class 12A1, 5.98%, 3/25/2037 (k)	4,114	1,415
Angel Oak Mortgage Trust
Series 2019-5, Class B1, 3.96%, 10/25/2049 (c) (k)	2,250	1,848
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2019-6, Class B1, 3.94%, 11/25/2059 (c) (k)	4,000	3,335
Series 2019-6, Class B3, 5.90%, 11/25/2059 (c) (k)	1,285	981
Angel Oak Mortgage Trust I LLC Series 2019-2, Class B2, 6.29%, 3/25/2049 (c) (k)	2,250	2,169
Banc of America Alternative Loan Trust
Series 2006-4, Class 2A1, 6.00%, 5/25/2021	2	2
Series 2005-11, Class 4A5, 5.75%, 12/25/2035	309	252
Series 2006-4, Class 3CB4, 6.00%, 5/25/2046	393	324
Series 2006-4, Class 4CB1, 6.50%, 5/25/2046	895	758
Series 2006-5, Class CB7, 6.00%, 6/25/2046	235	195
Banc of America Funding Trust
Series 2007-4, Class 8A1, 5.50%, 11/25/2034	52	33
Series 2005-6, Class 1A2, 5.50%, 10/25/2035	1,092	783
Series 2005-7, Class 4A7, 6.00%, 11/25/2035	23	21
Series 2006-A, Class 1A1, 5.49%, 2/20/2036 (k)	275	249
Series 2006-2, Class 2A20, 5.75%, 3/25/2036	174	138
Series 2007-5, Class 4A1, 5.81%, 7/25/2037 (k)	2,040	1,321
Banc of America Mortgage Trust
Series 2004-A, Class 2A2, 4.17%, 2/25/2034 (k)	215	207
Series 2007-3, Class 1A1, 6.00%, 9/25/2037	111	84
Bear Stearns ALT-A Trust Series 2006-8, Class 3A1, 5.76%, 2/25/2034 (k)	173	152
Bear Stearns Asset-Backed Securities I Trust Series 2004-AC5, Class M1, 6.44%, 10/25/2034 (k)	236	197
BRAVO Residential Funding Trust Series 2023-NQM7, Class A1, 7.13%, 9/25/2063 (c) (h)	5,333	5,337
Chase Mortgage Finance Trust
Series 2007-A2, Class 3A1, 4.92%, 6/25/2035 (k)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	81

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2006-S3, Class 1A2, 6.00%, 11/25/2036	1,046	416
Series 2006-S4, Class A5, 6.00%, 12/25/2036	812	341
Series 2007-S2, Class 1A8, 6.00%, 3/25/2037	186	100
CHL Mortgage Pass-Through Trust
Series 2005-20, Class A7, 5.25%, 12/25/2027	70	41
Series 2004-25, Class 2A1, 6.12%, 2/25/2035 (k)	1,767	1,452
Series 2005-26, Class 1A11, 5.50%, 11/25/2035	1,116	664
Series 2005-31, Class 2A1, 3.27%, 1/25/2036 (k)	527	438
Series 2005-30, Class A5, 5.50%, 1/25/2036	113	69
Series 2006-HYB1, Class 2A2C, 3.79%, 3/20/2036 (k)	1,544	1,372
Series 2006-HYB2, Class 2A1B, 3.90%, 4/20/2036 (k)	431	375
Series 2006-J2, Class 1A1, 6.00%, 4/25/2036	85	48
Series 2006-10, Class 1A16, 6.00%, 5/25/2036	1,025	449
Series 2006-17, Class A2, 6.00%, 12/25/2036	280	106
Series 2006-18, Class 2A4, 6.00%, 12/25/2036	1,640	868
Series 2007-2, Class A2, 6.00%, 3/25/2037	98	40
Series 2007-3, Class A18, 6.00%, 4/25/2037	769	354
Series 2007-10, Class A4, 5.50%, 7/25/2037	100	42
Series 2007-13, Class A4, 6.00%, 8/25/2037	210	101
Series 2007-16, Class A1, 6.50%, 10/25/2037	1,818	732
Series 2007-18, Class 2A1, 6.50%, 11/25/2037	413	138
Series 2006-OA5, Class 2A1, 5.64%, 4/25/2046 (k)	1,485	1,224
Citicorp Mortgage Securities Trust Series 2007-4, Class 1A9, 6.00%, 5/25/2037	314	260
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Citigroup Mortgage Loan Trust
Series 2005-9, Class 2A2, 5.50%, 11/25/2035	64	48
Series 2006-AR3, Class 1A1A, 4.51%, 6/25/2036 (k)	861	752
Series 2006-AR5, Class 1A5A, 4.15%, 7/25/2036 (k)	329	314
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1, 6.15%, 9/25/2035 (k)	210	207
Series 2006-8, Class A3, 5.79%, 10/25/2035 (c) (k)	458	222
COLT Mortgage Loan Trust
Series 2021-3, Class B1, 3.06%, 9/27/2066 (c) (k)	2,500	1,242
Series 2021-5, Class B1, 4.18%, 11/26/2066 (c) (k)	3,903	2,408
Series 2021-5, Class B2, 4.18%, 11/26/2066 (c) (k)	2,247	1,329
Series 2022-1, Class B1, 4.11%, 12/27/2066 (c) (k)	2,038	1,408
Series 2022-1, Class B2, 4.11%, 12/27/2066 (c) (k)	2,581	1,697
Series 2023-2, Class A1, 6.60%, 7/25/2068 (c) (h)	2,937	2,913
Connecticut Avenue Securities Trust
Series 2019-R04, Class 2B1, 10.69%, 6/25/2039 (c) (k)	2,572	2,738
Series 2019-R06, Class 2B1, 9.19%, 9/25/2039 (c) (k)	4,614	4,692
Series 2019-R07, Class 1B1, 8.84%, 10/25/2039 (c) (k)	8,500	8,622
Series 2020-R02, Class 2B1, 8.44%, 1/25/2040 (c) (k)	15,158	15,106
Series 2020-R01, Class 1B1, 8.69%, 1/25/2040 (c) (k)	1,000	1,011
Series 2021-R01, Class 1B1, 8.42%, 10/25/2041 (c) (k)	5,200	5,184
Series 2021-R03, Class 1B2, 10.82%, 12/25/2041 (c) (k)	6,100	5,975
Series 2022-R01, Class 1B2, 11.32%, 12/25/2041 (c) (k)	11,437	11,376
Series 2023-R02, Class 1M1, 7.62%, 1/25/2043 (c) (k)	8,903	9,017
Series 2023-R03, Class 2M1, 7.82%, 4/25/2043 (c) (k)	8,729	8,833
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2023-R06, Class 1M2, 8.02%, 7/25/2043 (c) (k)	1,500	1,512
CSFB Mortgage-Backed Pass-Through Certificates
Series 2005-10, Class 11A1, 5.50%, 11/25/2020	572	66
Series 2003-29, Class 3A1, 5.50%, 12/25/2033	155	147
Series 2004-AR4, Class 2A1, 4.97%, 5/25/2034 (k)	144	140
Series 2004-AR4, Class 4A1, 5.15%, 5/25/2034 (k)	828	811
Series 2004-AR5, Class 6A1, 5.07%, 6/25/2034 (k)	181	173
Series 2004-4, Class 4A1, 5.50%, 8/25/2034	928	889
Series 2004-8, Class 4A3, 5.50%, 12/25/2034	71	63
Series 2005-4, Class 2A5, 5.50%, 6/25/2035 (k)	2,140	1,464
Series 2005-10, Class 5A3, 5.50%, 11/25/2035	253	177
CSFB Mortgage-Backed Trust Series 2004-AR6, Class 7A1, 5.46%, 10/25/2034 (k)	320	314
CSMC Mortgage-Backed Trust
Series 2006-8, Class 5A1, 5.52%, 10/25/2026 (k)	31	29
Series 2007-2, Class 3A13, 5.50%, 3/25/2037	337	161
Deephaven Residential Mortgage Trust
Series 2021-3, Class B1, 3.27%, 8/25/2066 (c) (k)	5,000	2,789
Series 2021-3, Class B2, 4.13%, 8/25/2066 (c) (k)	4,502	2,520
Series 2021-4, Class B1, 4.16%, 11/25/2066 (c) (k)	6,000	3,649
Series 2021-4, Class B2, 4.47%, 11/25/2066 (c) (k)	6,508	3,855
Series 2022-1, Class B1, 4.28%, 1/25/2067 (c) (k)	3,000	1,888
Series 2022-1, Class B2, 4.28%, 1/25/2067 (c) (k)	5,640	3,184
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 3.71%, 2/25/2020 (k)	16	15
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Deutsche Alt-A Securities, Inc., Mortgage Loan Trust Series 2005-2, Class 2A1, 5.74%, 3/25/2020 (k)	4	3
DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, 5.97%, 8/19/2045 (k)	1,192	967
FHLMC STACR REMIC Trust
Series 2021-DNA5, Class B2, 10.82%, 1/25/2034 (c) (k)	3,400	3,287
Series 2021-HQA3, Class M1, 6.17%, 9/25/2041 (c) (k)	2,950	2,909
Series 2021-DNA6, Class B1, 8.72%, 10/25/2041 (c) (k)	2,500	2,513
Series 2021-HQA4, Class M1, 6.27%, 12/25/2041 (c) (k)	6,718	6,619
Series 2023-DNA1, Class M1A, 7.42%, 3/25/2043 (c) (k)	4,482	4,512
Series 2023-HQA1, Class M1A, 7.32%, 5/25/2043 (c) (k)	9,941	9,978
Series 2020-HQA1, Class B2, 10.54%, 1/25/2050 (c) (k)	4,000	3,968
Series 2021-DNA1, Class M2, 7.12%, 1/25/2051 (c) (k)	1,589	1,581
Series 2021-DNA1, Class B2, 10.07%, 1/25/2051 (c) (k)	8,000	7,808
FHLMC Structured Agency Credit Risk Debt Notes Series 2021-DNA2, Class B2, 11.32%, 8/25/2033 (c) (k)	7,000	7,166
FHLMC, REMIC
Series 4068, Class DS, IF, IO, 0.57%, 6/15/2042 (k)	1,528	122
Series 4097, Class ES, IF, IO, 0.67%, 8/15/2042 (k)	2,521	189
Series 4103, Class SB, IF, IO, 0.62%, 9/15/2042 (k)	2,689	185
Series 4425, Class SA, IF, IO, 0.62%, 1/15/2045 (k)	2,640	216
Series 4594, Class SG, IF, IO, 0.57%, 6/15/2046 (k)	2,883	261
Series 4606, Class SB, IF, IO, 0.57%, 8/15/2046 (k)	5,209	417
Series 4614, Class SK, IF, IO, 0.57%, 9/15/2046 (k)	9,497	858
Series 4616, Class HS, IF, IO, 0.57%, 9/15/2046 (k)	3,057	231
Series 4718, Class SD, IF, IO, 0.72%, 9/15/2047 (k)	2,446	211
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	83

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 4768, Class SG, IF, IO, 0.77%, 3/15/2048 (k)	1,998	183
Series 4820, Class ES, IF, IO, 0.77%, 3/15/2048 (k)	1,024	76
Series 4834, Class SA, IF, IO, 0.72%, 10/15/2048 (k)	2,736	215
Series 4839, Class WS, IF, IO, 0.67%, 8/15/2056 (k)	6,315	637
FHLMC, STRIPS
Series 264, Class S1, IF, IO, 0.52%, 7/15/2042 (k)	1,550	108
Series 274, Class S1, IF, IO, 0.57%, 8/15/2042 (k)	2,005	139
Series 278, Class S1, IF, IO, 0.62%, 9/15/2042 (k)	1,699	129
Series 279, Class S6, IF, IO, 0.62%, 9/15/2042 (k)	1,362	105
Series 300, Class S1, IF, IO, 0.67%, 1/15/2043 (k)	1,822	134
Series 326, Class S2, IF, IO, 0.52%, 3/15/2044 (k)	2,089	151
Series 336, Class S1, IF, IO, 0.62%, 8/15/2044 (k)	1,401	103
Series 337, Class S1, IF, IO, 0.62%, 9/15/2044 (k)	1,162	89
First Horizon Alternative Mortgage Securities Trust Series 2006-FA6, Class 3A1, 5.75%, 11/25/2021	11	6
FNMA, Connecticut Avenue Securities Series 2021-R02, Class 2B2, 11.52%, 11/25/2041 (c) (k)	5,142	5,107
FNMA, REMIC
Series 2011-126, Class SM, IF, IO, 0.51%, 12/25/2041 (k)	1,728	99
Series 2012-20, Class SL, IF, IO, 1.01%, 3/25/2042 (k)	2,113	190
Series 2012-35, Class SN, IF, IO, 1.01%, 4/25/2042 (k)	2,311	207
Series 2012-128, Class MS, IF, IO, 0.71%, 11/25/2042 (k)	1,087	87
Series 2013-124, Class SB, IF, IO, 0.51%, 12/25/2043 (k)	2,607	192
Series 2013-136, Class SB, IF, IO, 0.46%, 1/25/2044 (k)	2,498	163
Series 2015-35, Class SA, IF, IO, 0.16%, 6/25/2045 (k)	2,697	138
Series 2015-37, Class ST, IF, IO, 0.18%, 6/25/2045 (k)	2,636	167
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2016-77, Class SA, IF, IO, 0.56%, 10/25/2046 (k)	2,234	178
Series 2017-1, Class SA, IF, IO, 0.61%, 2/25/2047 (k)	2,476	191
Series 2017-16, Class SM, IF, IO, 0.61%, 3/25/2047 (k)	1,512	128
Series 2017-37, Class AS, IF, IO, 0.66%, 5/25/2047 (k)	6,802	501
Series 2018-15, Class JS, IF, IO, 0.76%, 3/25/2048 (k)	2,695	240
Series 2018-16, Class SN, IF, IO, 0.81%, 3/25/2048 (k)	1,028	94
Series 2018-60, Class SK, IF, IO, 0.26%, 8/25/2048 (k)	1,815	85
Series 2019-9, Class SM, IF, IO, 0.61%, 3/25/2049 (k)	2,271	155
Series 2019-20, Class BS, IF, IO, 0.61%, 5/25/2049 (k)	695	50
GCAT Trust Series 2020-NQM1, Class B1, 3.64%, 1/25/2060 (c) (k)	3,000	2,139
GMACM Mortgage Loan Trust
Series 2004-AR2, Class 3A, 4.72%, 8/19/2034 (k)	203	178
Series 2005-AR1, Class 3A, 0.00%, 3/18/2035 (k)	50	41
GNMA Series 2018-11, Class SA, IF, IO, 0.75%, 1/20/2048 (k)	2,009	136
GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (c) (k)	1,200	173
GSR Mortgage Loan Trust
Series 2004-15F, Class 1A2, 5.50%, 12/25/2034	156	110
Series 2005-1F, Class 2A3, 6.00%, 2/25/2035	127	86
Series 2005-AR3, Class 6A1, 3.97%, 5/25/2035 (k)	55	44
Series 2005-AR4, Class 3A5, 4.47%, 7/25/2035 (k)	1,021	704
Series 2005-6F, Class 3A18, 5.50%, 7/25/2035	541	473
Series 2005-AR7, Class 6A1, 4.43%, 11/25/2035 (k)	411	353
Series 2006-1F, Class 2A16, 6.00%, 2/25/2036	503	231
Series 2006-1F, Class 2A9, 6.00%, 2/25/2036	814	375
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2006-9F, Class 3A1, 6.25%, 10/25/2036	382	324
Series 2007-1F, Class 3A13, 6.00%, 1/25/2037	207	122
HarborView Mortgage Loan Trust Series 2005-11, Class 2A1A, 6.07%, 8/19/2045 (k)	121	107
Impac CMB Trust
Series 2004-5, Class 1A1, 6.16%, 10/25/2034 (k)	194	186
Series 2004-6, Class 1A2, 6.22%, 10/25/2034 (k)	—	—
Series 2004-5, Class 1M2, 6.31%, 10/25/2034 (k)	71	67
Series 2004-7, Class 1A2, 6.36%, 11/25/2034 (k)	201	196
Series 2004-9, Class 1A1, 6.20%, 1/25/2035 (k)	—	—
Series 2004-10, Class 2A, 6.08%, 3/25/2035 (k)	325	290
Series 2004-10, Class 3A1, 6.14%, 3/25/2035 (k)	—	—
Series 2005-1, Class 1A1, 5.96%, 4/25/2035 (k)	185	166
Series 2005-1, Class 1A2, 6.06%, 4/25/2035 (k)	227	202
Series 2005-2, Class 1A2, 6.06%, 4/25/2035 (k)	230	212
Impac Secured Assets CMN Owner Trust Series 2003-2, Class A4, 3.75%, 8/25/2033	154	102
Impac Secured Assets Trust
Series 2007-3, Class A1B, 5.92%, 9/25/2037 (k)	1,404	1,157
Series 2007-3, Class A1C, 6.16%, 9/25/2037 (k)	2,352	1,917
IndyMac INDX Mortgage Loan Trust
Series 2005-AR3, Class 3A1, 3.66%, 4/25/2035 (k)	157	143
Series 2005-AR14, Class 2A1A, 6.04%, 7/25/2035 (k)	669	517
Series 2007-AR21, Class 6A1, 3.71%, 9/25/2037 (k)	4,139	2,743
JPMorgan Alternative Loan Trust Series 2006-A2, Class 1A1, 5.80%, 5/25/2036 (k)	—	—
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
JPMorgan Mortgage Trust
Series 2006-S3, Class 2A4, 5.50%, 8/25/2021	7	6
Series 2004-A6, Class 1A1, 3.48%, 12/25/2034 (k)	39	33
Series 2005-A3, Class 6A6, 4.44%, 6/25/2035 (k)	110	107
Series 2005-A6, Class 1A2, 5.49%, 9/25/2035 (k)	124	114
Series 2005-A8, Class 4A1, 4.86%, 11/25/2035 (k)	1,147	953
Series 2005-A8, Class 1A1, 4.89%, 11/25/2035 (k)	74	59
Series 2006-A7, Class 2A4, 3.98%, 1/25/2037 (k)	327	258
Series 2007-S1, Class 2A17, 5.77%, 3/25/2037 (k)	3,664	1,081
Legacy Mortgage Asset Trust
Series 2021-GS3, Class A2, 3.25%, 7/25/2061 (c) (h)	2,800	2,273
Series 2021-GS1, Class A2, 3.84%, 10/25/2066 (c) (h)	2,000	1,708
Lehman Mortgage Trust
Series 2005-2, Class 2A5, 5.50%, 12/25/2035	608	342
Series 2007-7, Class 5A7, 6.50%, 8/25/2037	6,607	3,057
LHOME Mortgage Trust Series 2023-RTL3, Class A1, 8.00%, 8/25/2028 (c) (h)	2,550	2,545
MASTR Alternative Loan Trust
Series 2004-8, Class 1A1, 6.50%, 9/25/2034	134	131
Series 2004-12, Class 3A1, 6.00%, 12/25/2034	420	396
Series 2005-3, Class 1A1, 5.50%, 4/25/2035	87	78
Series 2005-5, Class 3A1, 5.75%, 8/25/2035	202	100
Series 2005-6, Class 1A2, 5.50%, 12/25/2035	369	235
Merrill Lynch Mortgage Investors Trust
Series 2005-1, Class 2A2, 4.25%, 4/25/2035 (k)	115	100
Series 2006-1, Class 2A1, 4.62%, 2/25/2036 (k)	632	600
Series 2006-AF2, Class AF2, 6.25%, 10/25/2036	171	68
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	85

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Metlife Securitization Trust Series 2017-1A, Class A, 3.00%, 4/25/2055 (c) (k)	2,106	1,906
MFA Trust Series 2022-RTL1, Class A1, 5.07%, 4/26/2027 (c) (h)	2,700	2,605
Morgan Stanley Mortgage Loan Trust
Series 2006-2, Class 1A, 5.25%, 2/25/2021	253	209
Series 2004-9, Class 1A, 5.30%, 11/25/2034 (k)	353	340
Series 2005-4, Class 1A, 5.00%, 8/25/2035	20	17
MortgageIT Trust Series 2005-3, Class A1, 6.04%, 8/25/2035 (k)	—	—
New Residential Mortgage Loan Trust
Series 2019-NQM4, Class B1, 3.74%, 9/25/2059 (c) (k)	2,500	1,851
Series 2019-NQM4, Class B2, 4.85%, 9/25/2059 (c) (k)	4,000	3,011
Series 2019-NQM5, Class B1, 4.04%, 11/25/2059 (c) (k)	2,041	1,441
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-WF1, Class 2A5, 5.66%, 3/25/2035 (h)	2	2
OBX Trust Series 2023-NQM3, Class A1, 5.95%, 2/25/2063 (c) (h)	398	390
PNMAC GMSR Issuer Trust Series 2018-GT1, Class A, 9.29%, 2/25/2025 (c) (k)	2,715	2,715
PRPM 3.77%, 3/25/2026	4,987	4,521
PRPM LLC
Series 2020-4, Class A2, 6.44%, 10/25/2025 (c) (h)	7,030	6,368
Series 2020-6, Class A2, 4.70%, 11/25/2025 (c) (h)	2,350	2,074
RALI Trust
Series 2003-QS20, Class CB, 5.00%, 11/25/2018 ‡	3	2
Series 2005-QA5, Class A2, 4.53%, 4/25/2035 (k)	648	572
Series 2005-QS17, Class A3, 6.00%, 12/25/2035	502	417
Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	818	658
Series 2006-QS4, Class A2, 6.00%, 4/25/2036	954	729
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2006-QS17, Class A5, 6.00%, 12/25/2036	1,463	1,123
Residential Asset Securitization Trust
Series 2005-A8CB, Class A11, 6.00%, 7/25/2035	1,380	869
Series 2005-A14, Class A1, 5.50%, 12/25/2035	125	58
Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	2,559	1,150
RFMSI Trust
Series 2005-S7, Class A6, 5.50%, 11/25/2035	51	38
Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	1,123	801
Series 2006-SA4, Class 2A1, 5.54%, 11/25/2036 (k)	795	671
Seasoned Credit Risk Transfer Trust Series 2017-3, Class A, IO, 0.00%, 7/25/2056 (k)	183,988	126
Sequoia Mortgage Trust Series 2007-3, Class 1A1, 5.85%, 7/20/2036 (k)	274	228
Starwood Mortgage Residential Trust
Series 2020-1, Class B1, 3.73%, 2/25/2050 (c) (k)	5,410	4,061
Series 2020-INV1, Class B2, 4.26%, 11/25/2055 (c)	1,600	1,120
Structured Adjustable Rate Mortgage Loan Trust Series 2005-1, Class 1A1, 4.66%, 2/25/2035 (k)	184	169
Structured Asset Mortgage Investments II Trust
Series 2005-AR3, Class 1A1, 5.98%, 8/25/2035 (k)	1,839	1,574
Series 2007-AR7, Class 1A1, 6.29%, 5/25/2047 (k)	2,653	2,067
Verus Securitization Trust
Series 2019-INV2, Class B1, 4.45%, 7/25/2059 (c) (k)	2,000	1,755
Series 2019-INV3, Class B1, 3.73%, 11/25/2059 (c) (k)	5,000	4,034
Series 2020-1, Class A1, 2.42%, 1/25/2060 (c) (h)	2,823	2,638
Series 2021-R1, Class B1, 3.20%, 10/25/2063 (c) (k)	2,000	1,459
Series 2021-R1, Class B2, 4.20%, 10/25/2063 (c) (k)	1,322	910
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2021-R3, Class B1, 3.07%, 4/25/2064 (c) (k)	2,500	1,593
Series 2021-R3, Class B2, 4.07%, 4/25/2064 (c) (k)	1,776	1,103
Series 2020-5, Class B1, 3.71%, 5/25/2065 (c) (k)	2,400	1,845
Series 2020-5, Class B2, 4.71%, 5/25/2065 (c) (k)	1,400	1,088
Series 2021-1, Class B1, 2.98%, 1/25/2066 (c) (k)	3,150	1,866
Series 2021-4, Class M1, 2.19%, 7/25/2066 (c) (k)	1,121	561
Series 2021-5, Class B1, 3.04%, 9/25/2066 (c) (k)	3,826	2,039
Series 2021-5, Class B2, 3.94%, 9/25/2066 (c) (k)	3,750	2,101
Series 2023-4, Class A1, 5.81%, 5/25/2068 (c) (h)	466	457
WaMu Mortgage Pass-Through Certificates Trust
Series 2004-AR11, Class A, 5.97%, 10/25/2034 (k)	427	378
Series 2005-AR5, Class A6, 4.62%, 5/25/2035 (k)	1,005	945
Series 2005-AR16, Class 1A1, 3.94%, 12/25/2035 (k)	366	319
Series 2005-AR14, Class 1A3, 4.35%, 12/25/2035 (k)	762	665
Series 2005-AR14, Class 1A4, 4.35%, 12/25/2035 (k)	508	443
Series 2005-AR18, Class 1A3A, 4.06%, 1/25/2036 (k)	37	33
Series 2006-AR2, Class 1A1, 3.84%, 3/25/2036 (k)	137	120
Series 2004-AR10, Class A1B, 6.28%, 7/25/2044 (k)	394	355
Series 2005-AR15, Class A1A1, 5.96%, 11/25/2045 (k)	24	21
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-1, Class 1A3, 5.50%, 3/25/2035	420	362
Series 2005-4, Class CB7, 5.50%, 6/25/2035	299	255
Series 2005-10, Class 2A5, 5.75%, 11/25/2035	1,593	1,329
Series 2005-10, Class 4CB1, 5.75%, 12/25/2035	465	379
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2006-5, Class 2CB5, 6.50%, 7/25/2036	144	98
Series 2007-1, Class 1A7, 6.00%, 2/25/2037 (k)	2,326	1,643
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR19, Class A3, 5.49%, 12/25/2036 (k)	85	78
Series 2007-15, Class A1, 6.00%, 11/25/2037	97	77
		320,751
Total Collateralized Mortgage Obligations (Cost $389,471)		321,459
Asset-Backed Securities — 2.5%
Cayman Islands — 0.7%
Ares CLO Ltd. Series 2016-39A, Class A1R2, 6.71%, 4/18/2031 (c) (k)	900	897
Bain Capital Credit CLO Series 2020-1A, Class A1, 6.85%, 4/18/2033 (c) (k)	1,450	1,441
Benefit Street Partners CLO Ltd. Series 2019-18A, Class A1R, 6.83%, 10/15/2034 (c) (k)	2,300	2,283
BlueMountain CLO Ltd. Series 2018-3A, Class D, 8.89%, 10/25/2030 (c) (k)	685	622
Carlyle Global Market Strategies CLO Ltd.
Series 2014-3RA, Class A1A, 6.70%, 7/27/2031 (c) (k)	701	699
Series 2015-4A, Class A1R, 7.02%, 7/20/2032 (c) (k)	1,400	1,396
CARLYLE US CLO Ltd. Series 2018-1A, Class A1, 6.70%, 4/20/2031 (c) (k)	1,909	1,895
CIFC Funding Ltd.
Series 2018-1A, Class A, 6.66%, 4/18/2031 (c) (k)	1,649	1,642
Series 2018-4A, Class A1, 6.81%, 10/17/2031 (c) (k)	2,500	2,493
Series 2021-4A, Class A, 6.71%, 7/15/2033 (c) (k)	1,500	1,491
Dryden CLO Ltd.
Series 2018-64A, Class A, 6.63%, 4/18/2031 (c) (k)	1,404	1,399
Series 2018-58A, Class A1, 6.66%, 7/17/2031 (c) (k)	2,905	2,895
Dryden Senior Loan Fund
Series 2013-30A, Class AR, 6.45%, 11/15/2028 (c) (k)	418	416
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	87

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Cayman Islands — continued
Series 2013-26A, Class AR, 6.56%, 4/15/2029 (c) (k)	945	942
Series 2015-37A, Class AR, 6.76%, 1/15/2031 (c) (k)	1,311	1,308
Series 2015-41A, Class AR, 6.63%, 4/15/2031 (c) (k)	1,315	1,310
Elmwood CLO Ltd. Series 2020-1A, Class A, 6.90%, 4/15/2033 (c) (k)	2,700	2,695
Flatiron CLO Ltd. Series 2019-1A, Class AR, 6.71%, 11/16/2034 (c) (k)	380	378
Galaxy CLO Ltd.
Series 2018-27A, Class A, 6.65%, 5/16/2031 (c) (k)	1,286	1,283
Series 2016-22A, Class ARR, 6.86%, 4/16/2034 (c) (k)	1,000	994
Goldentree Loan Management US CLO Ltd. Series 2017-2A, Class AR, 6.59%, 11/20/2030 (c) (k)	1,925	1,915
Madison Park Funding Ltd.
Series 2015-18A, Class ARR, 6.61%, 10/21/2030 (c) (k)	2,053	2,044
Series 2018-32A, Class A1R, 6.67%, 1/22/2031 (c) (k)	1,200	1,194
Series 2019-34A, Class AR, 6.76%, 4/25/2032 (c) (k)	1,800	1,793
Series 2019-37A, Class AR, 6.73%, 7/15/2033 (c) (k)	1,000	994
Magnetite Ltd. Series 2015-15A, Class AR, 6.65%, 7/25/2031 (c) (k)	1,223	1,220
Neuberger Berman Loan Advisers CLO Ltd.
Series 2019-31A, Class AR, 6.72%, 4/20/2031 (c) (k)	2,000	1,993
Series 2020-36A, Class A1R, 6.93%, 4/20/2033 (c) (k)	2,300	2,292
Series 2019-34A, Class A1R, 6.66%, 1/20/2035 (c) (k)	2,160	2,143
OCP CLO Ltd. Series 2020-18A, Class AR, 6.77%, 7/20/2032 (c) (k)	2,600	2,587
Octagon Investment Partners Ltd. Series 2013-1A, Class A1RR, 6.63%, 7/19/2030 (c) (k)	1,911	1,904
Octagon Investment Partners 35 Ltd. Series 2018-1A, Class A1A, 6.74%, 1/20/2031 (c) (k)	1,220	1,217
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR, 6.82%, 11/18/2031 (c) (k)	930	928
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Cayman Islands — continued
OHA Credit Partners Ltd. Series 2012-7A, Class AR3, 6.71%, 2/20/2034 (c) (k)	2,300	2,285
Palmer Square Loan Funding Ltd. Series 2022-4A, Class A2, 7.70%, 7/24/2031 (c) (k)	1,900	1,906
Symphony CLO Ltd.
Series 2018-19A, Class A, 6.62%, 4/16/2031 (c) (k)	1,241	1,236
Series 2014-15A, Class AR3, 6.74%, 1/17/2032 (c) (k)	800	796
Voya CLO Ltd. Series 2016-3A, Class CR, 8.91%, 10/18/2031 (c) (k)	550	487
		57,413
United States — 1.8%
ABFC Trust
Series 2003-OPT1, Class A1A, 6.26%, 4/25/2033 (k)	100	98
Series 2004-OPT3, Class M1, 6.19%, 9/25/2033 (k)	143	143
Series 2004-HE1, Class M1, 6.34%, 3/25/2034 (k)	499	481
Accredited Mortgage Loan Trust Series 2004-4, Class M1, 5.15%, 1/25/2035 (k)	414	369
ACE Securities Corp. Home Equity Loan Trust
Series 2003-FM1, Class M1, 6.73%, 11/25/2032 (k)	394	394
Series 2004-OP1, Class M2, 7.01%, 4/25/2034 (k)	1,433	1,229
Affirm Asset Securitization Trust
Series 2022-A, Class 1E, 8.04%, 5/17/2027 (c)	1,060	1,019
Series 2023-B, Class A, 6.82%, 9/15/2028 (c)	1,077	1,077
American Credit Acceptance Receivables Trust
Series 2022-1, Class E, 3.64%, 3/13/2028 (c)	1,473	1,341
Series 2021-3, Class F, 3.64%, 5/15/2028 (c)	1,600	1,494
Series 2023-2, Class C, 5.96%, 8/13/2029 (c)	950	933
Series 2023-3, Class C, 6.44%, 10/12/2029 (c)	797	790
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
AmeriCredit Automobile Receivables Trust Series 2022-2, Class C, 5.32%, 4/18/2028	1,650	1,600
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2002-AR1, Class M1, 3.61%, 9/25/2032 (k)	96	100
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2004-HE2, Class M2, 7.31%, 4/25/2034 (k)	416	417
Series 2004-HE7, Class M2, 7.01%, 10/25/2034 (k)	344	330
Bear Stearns Asset-Backed Securities Trust
Series 2003-SD1, Class M1, 6.71%, 12/25/2033 (k)	388	380
Series 2003-1, Class M1, 7.09%, 11/25/2042 (k)	6	9
Series 2004-SD4, Class A1, 6.34%, 8/25/2044 (k)	566	524
Carlyle Global Market Strategies CLO Ltd. Series 2012-3A, Class A1A2, 6.84%, 1/14/2032 (c) (k)	1,322	1,319
Centex Home Equity Loan Trust
Series 2004-C, Class M2, 4.49%, 6/25/2034 (k)	337	313
Series 2004-D, Class MF2, 6.06%, 9/25/2034 (h)	603	579
Series 2004-D, Class MV2, 6.47%, 9/25/2034 (k)	38	35
Chase Funding Trust
Series 2003-5, Class 1M2, 5.64%, 9/25/2032 (k)	112	87
Series 2004-1, Class 1M1, 4.73%, 5/25/2033	841	746
Series 2003-4, Class 1A5, 5.92%, 5/25/2033 (h)	542	503
Series 2004-1, Class 2M1, 6.19%, 9/25/2033 (k)	—	—
CHEC Loan Trust Series 2004-1, Class M1, 6.34%, 7/25/2034 (c) (k)	510	480
Citigroup Mortgage Loan Trust, Inc.
Series 2005-OPT1, Class M4, 6.49%, 2/25/2035 (k)	128	119
Series 2005-WF2, Class AF7, 5.75%, 8/25/2035 (h)	22	19
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Conn's Receivables Funding LLC
Series 2022-A, Class B, 9.52%, 12/15/2026 (c)	656	657
Series 2023-A, Class B, 10.00%, 1/17/2028 (c)	102	102
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2020-9, Class PT, 8.76%, 4/15/2045 ‡ (c) (k)	361	343
Countrywide Asset-Backed Certificates
Series 2004-3, Class M1, 6.19%, 6/25/2034 (k)	427	415
Series 2004-3, Class M2, 6.26%, 6/25/2034 (k)	244	237
Series 2004-ECC2, Class M2, 6.41%, 12/25/2034 (k)	44	44
Countrywide Partnership Trust Series 2004-EC1, Class M2, 6.38%, 1/25/2035 (k)	87	89
CPS Auto Receivables Trust Series 2021-B, Class E, 3.41%, 6/15/2028 (c)	1,285	1,209
Credit Acceptance Auto Loan Trust
Series 2022-3A, Class A, 6.57%, 10/15/2032 (c)	400	400
Series 2022-3A, Class D, 9.00%, 4/18/2033 (c)	1,000	982
Series 2023-3A, Class B, 7.09%, 10/17/2033 (c)	311	307
CWABS Asset-Backed Certificates Trust
Series 2005-11, Class AF6, 5.05%, 2/25/2036 (k)	47	45
Series 2005-AB4, Class 2A1, 5.98%, 3/25/2036 (k)	—	—
CWABS Asset-Backed Certificates Trust, Series 2004-BC4, Class M1, 6.49%, 11/25/2034 (k)	28	28
CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M2, 6.26%, 3/25/2034 (k)	286	286
CWABS, Inc., Asset-Backed Certificates Series 2004-1, Class M3, 6.41%, 2/25/2034 (k)	2	2
DT Auto Owner Trust
Series 2021-4A, Class D, 1.99%, 9/15/2027 (c)	963	880
Series 2022-3A, Class C, 7.69%, 7/17/2028 (c)	935	946
Series 2022-1A, Class E, 5.53%, 3/15/2029 (c)	500	470
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	89

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Series 2023-3A, Class C, 6.40%, 5/15/2029 (c)	900	890
Exeter Automobile Receivables Trust
Series 2020-3A, Class F, 5.56%, 6/15/2027 (c)	1,500	1,463
Series 2021-4A, Class E, 4.02%, 1/17/2028 (c)	1,070	961
Series 2023-3A, Class C, 6.21%, 6/15/2028	690	684
Series 2021-2A, Class E, 2.90%, 7/17/2028 (c)	2,750	2,512
Series 2022-6A, Class D, 8.03%, 4/6/2029	804	818
Finance America Mortgage Loan Trust Series 2004-3, Class M2, 6.38%, 11/25/2034 (k)	139	122
First Franklin Mortgage Loan Asset-Backed Certificates Series 2004-FF3, Class M1, 6.26%, 5/25/2034 (k)	311	294
Flagship Credit Auto Trust Series 2019-3, Class E, 3.84%, 12/15/2026 (c)	1,250	1,192
FREED ABS Trust Series 2022-4FP, Class B, 7.58%, 12/18/2029 (c)	1,750	1,755
Fremont Home Loan Trust
Series 2002-1, Class M1, 6.69%, 8/25/2033 (k)	587	595
Series 2004-B, Class M2, 6.38%, 5/25/2034 (k)	285	264
Series 2004-C, Class M1, 6.41%, 8/25/2034 (k)	462	412
Series 2004-D, Class M2, 6.34%, 11/25/2034 (k)	185	172
GLS Auto Receivables Issuer Trust
Series 2021-3A, Class E, 3.20%, 10/16/2028 (c)	900	818
Series 2022-2A, Class E, 5.50%, 6/15/2029 (c)	1,250	1,120
GSAMP Trust
Series 2003-SEA, Class A1, 5.84%, 2/25/2033 (k)	334	320
Series 2003-HE1, Class M1, 6.70%, 6/20/2033 (k)	760	746
Hertz Vehicle Financing III LLC Series 2023-3A, Class A, 5.94%, 2/25/2028 (c)	420	415
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Home Equity Mortgage Loan Asset-Backed Trust
Series 2004-B, Class M2, 4.81%, 11/25/2034 (k)	297	281
Series 2004-C, Class M2, 4.42%, 3/25/2035 (k)	636	561
Honda Auto Receivables Owner Trust Series 2023-4, Class D, 7.65%, 9/12/2030 (c) (m)	1,400	1,400
LendingClub Loan Certificate Issuer Trust
Series 2022-P3, Class CERT, 11.88%, 5/15/2037 ‡ (c)	125	1,614
Series 2022-NP3, Class CERT, HB, 25.22%, 5/15/2037 ‡ (c)	125	1,948
Series 2022-NP5, Class CERT, 0.00%, 6/15/2037 ‡ (c)	200	3,940
Series 2022-P4, Class CERT, 0.00%, 6/15/2037 ‡ (c)	200	3,004
Series 2022-NP6, Class CERT, HB, 25.46%, 7/15/2037 ‡ (c)	50	1,045
Lendmark Funding Trust
Series 2021-1A, Class B, 2.47%, 11/20/2031 (c)	1,200	988
Series 2021-1A, Class D, 5.05%, 11/20/2031 (c)	1,100	864
Series 2021-2A, Class B, 2.37%, 4/20/2032 (c)	500	404
Long Beach Mortgage Loan Trust Series 2003-4, Class M1, 6.46%, 8/25/2033 (k)	16	16
Magnetite Ltd. Series 2023-39A, Class B, 7.53%, 10/25/2033 (c) (k)	1,200	1,200
MASTR Asset-Backed Securities Trust
Series 2004-OPT2, Class M2, 6.41%, 9/25/2034 (k)	554	543
Series 2005-NC1, Class M4, 6.58%, 12/25/2034 (k)	475	463
Merrill Lynch Mortgage Investors Trust
Series 2003-OPT1, Class M1, 6.41%, 7/25/2034 (k)	65	63
Series 2004-HE2, Class M1, 6.64%, 8/25/2035 (k)	46	44
Morgan Stanley ABS Capital I, Inc. Trust
Series 2003-NC10, Class M1, 6.46%, 10/25/2033 (k)	230	226
Series 2004-WMC2, Class M1, 6.35%, 7/25/2034 (k)	707	700
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Series 2004-WMC2, Class M2, 7.24%, 7/25/2034 (k)	156	135
Series 2004-HE6, Class M2, 6.34%, 8/25/2034 (k)	529	491
Series 2004-HE7, Class M2, 6.38%, 8/25/2034 (k)	124	119
Series 2004-HE6, Class M3, 6.41%, 8/25/2034 (k)	350	326
Series 2004-HE8, Class M2, 6.46%, 9/25/2034 (k)	204	198
Series 2004-NC8, Class M3, 6.55%, 9/25/2034 (k)	265	249
Series 2004-HE8, Class M3, 6.56%, 9/25/2034 (k)	358	351
Series 2005-HE1, Class M2, 6.14%, 12/25/2034 (k)	217	194
Series 2005-NC1, Class M3, 6.20%, 1/25/2035 (k)	263	242
Morgan Stanley Mortgage Loan Trust Series 2007-5AX, Class 2A2, 5.74%, 2/25/2037 (k)	2,753	576
New Century Home Equity Loan Trust
Series 2004-2, Class M2, 6.37%, 8/25/2034 (k)	89	87
Series 2004-3, Class M2, 6.41%, 11/25/2034 (k)	234	231
Series 2004-4, Class M2, 6.23%, 2/25/2035 (k)	186	183
NovaStar Mortgage Funding Trust Series 2003-2, Class M2, 8.21%, 9/25/2033 (k)	775	776
Oak Street Investment Grade Net Lease Fund
Series 2021-1A, Class A3, 2.80%, 1/20/2051 (c)	2,500	2,197
Series 2021-1A, Class B1, 4.23%, 1/20/2051 (c)	1,250	1,073
OneMain Financial Issuance Trust Series 2023-2A, Class A2, 6.82%, 9/15/2036 (c) (k)	2,396	2,374
Oportun Issuance Trust Series 2022-3, Class B, 8.53%, 1/8/2030 (c)	1,000	1,001
Option One Mortgage Accept Corp. Asset-Backed Certificates
Series 2003-5, Class A2, 6.08%, 8/25/2033 (k)	242	227
Series 2003-5, Class M2, 7.76%, 8/25/2033 (k)	5	8
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Option One Mortgage Loan Trust Series 2004-3, Class M2, 6.29%, 11/25/2034 (k)	306	298
Pagaya AI Debt Selection Trust Series 2021-3, Class C, 3.27%, 5/15/2029 (c)	1,500	1,217
People's Choice Home Loan Securities Trust Series 2004-2, Class M3, 7.16%, 10/25/2034 (k)	1,910	1,612
PRET LLC
Series 2021-NPL3, Class A2, 3.72%, 7/25/2051 (c) (h)	3,333	2,528
Series 2021-NPL6, Class A2, 5.07%, 7/25/2051 (c) (h)	6,250	5,176
Series 2021-RN4, Class A2, 5.19%, 10/25/2051 (c) (k)	5,000	4,303
Pretium Mortgage Credit Partners LLC Series 2021-RN1, Class A2, 3.60%, 2/25/2061 (c) (h)	5,000	3,924
Progress Residential Trust
Series 2021-SFR8, Class G, 4.01%, 10/17/2038 (c)	6,080	5,157
Series 2022-SFR3, Class D, 4.45%, 4/17/2039 (c)	1,250	1,145
PRPM LLC
Series 2021-1, Class A2, 3.72%, 1/25/2026 (c) (k)	5,000	4,418
Series 2021-2, Class A1, 2.12%, 3/25/2026 (c) (k)	2,982	2,853
Series 2021-3, Class A2, 3.72%, 4/25/2026 (c) (h)	5,500	4,971
Series 2021-5, Class A2, 3.72%, 6/25/2026 (c) (h)	4,000	3,264
Series 2021-6, Class A2, 3.47%, 7/25/2026 (c) (h)	3,447	2,937
Series 2021-7, Class A2, 3.67%, 8/25/2026 (c) (h)	5,030	4,328
Series 2021-8, Class A2, 3.60%, 9/25/2026 (c) (k)	5,000	4,112
Series 2021-10, Class A2, 4.83%, 10/25/2026 (c) (h)	9,000	8,044
Series 2021-11, Class A1, 2.49%, 11/25/2026 (c) (h)	3,559	3,352
Series 2021-11, Class A2, 4.58%, 11/25/2026 (c) (h)	5,269	4,734
RAMP Trust Series 2002-RS2, Class AI5, 4.82%, 3/25/2032 (k)	156	150
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	91

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Renaissance Home Equity Loan Trust
Series 2002-3, Class M1, 6.94%, 12/25/2032 (k)	301	269
Series 2003-1, Class M1, 6.94%, 6/25/2033 (k)	155	139
Series 2003-4, Class M2F, 6.24%, 3/25/2034 (h)	581	496
Series 2003-4, Class M1, 6.71%, 3/25/2034 (k)	1,058	908
Santander Bank Auto Credit-Linked Notes
Series 2022-C, Class B, 6.45%, 12/15/2032 (c)	348	347
Series 2022-C, Class C, 6.99%, 12/15/2032 (c)	301	301
Series 2022-C, Class D, 8.20%, 12/15/2032 (c)	278	280
Series 2022-C, Class E, 11.37%, 12/15/2032 (c)	151	152
SASCO Mortgage Loan Trust Series 2004-GEL3, Class M1, 4.81%, 8/25/2034 (k)	448	446
Saxon Asset Securities Trust Series 2004-2, Class MV2, 3.79%, 8/25/2035 (k)	123	118
SBA Small Business Investment Cos. Series 2023-10A, Class 1, 5.17%, 3/10/2033	1,852	1,802
Securitized Asset-Backed Receivables LLC Trust Series 2005-OP1, Class M2, 6.11%, 1/25/2035 (k)	342	315
Stanwich Mortgage Loan Co. LLC Series 2021-NPB1, Class A2, 4.38%, 10/16/2026 (c) (h)	500	406
Structured Asset Securities Corp. Pass-Through Certificates Series 2002-AL1, Class A3, 3.45%, 2/25/2032	706	311
Theorem Funding Trust Series 2022-3A, Class A, 7.60%, 4/15/2029 (c)	543	545
Upstart Pass-Through Trust
Series 2022-PT3, Class A, HB, 21.05%, 4/20/2030 ‡ (c) (k)	1,459	1,475
Series 2022-PT4, Class A, HB, 20.51%, 5/20/2030 (c) (k)	2,649	2,649
Upstart Securitization Trust
Series 2021-5, Class C, 4.15%, 11/20/2031 (c)	1,200	1,080
Series 2022-1, Class C, 5.71%, 3/20/2032 (c)	1,200	1,062
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2022-4, Class A, 5.98%, 8/20/2032 (c)	313	310
Wells Fargo Home Equity Asset-Backed Securities Trust
Series 2004-2, Class M8B, 5.00%, 10/25/2034 (c) (k)	290	238
Series 2004-2, Class M1, 6.34%, 10/25/2034 (k)	201	200
Series 2004-2, Class M8A, 9.94%, 10/25/2034 (c) (k)	290	281
		152,918
Total Asset-Backed Securities (Cost $222,889)		210,331
Loan Assignments — 1.8% (d) (n)
France — 0.0% ^
Banijay Entertainment, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.17%, 3/1/2028	385	383
Numericable U.S. LLC, 1st Lien Term Loan B-14 (3-MONTH CME TERM SOFR + 5.50%), 10.89%, 8/15/2028	204	181
		564
Germany — 0.0% ^
Thyssenkrupp Elevator, 1st Lien Term Loan B-1 (6-MONTH SOFR + 3.50%), 9.38%, 7/30/2027 (o)	346	343
Ireland — 0.0% ^
Flutter Entertainment plc, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.90%, 7/22/2028	410	410
ICON, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.25%), 7.90%, 7/3/2028	89	89
		499
Luxembourg — 0.1%
Formula One Group, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.57%, 1/15/2030	825	824
ICON, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.25%), 7.90%, 7/3/2028	356	356
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Luxembourg — continued
Ineos US Finance LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.92%, 2/18/2030 (o)	523	511
Nestle Skin Health SA, Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.24%, 10/1/2026	6,766	6,754
		8,445
Netherlands — 0.0% ^
CommScope, Inc., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 4/6/2026	840	718
United States — 1.7%
AAdvantage Loyality IP Ltd., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.75%), 10.43%, 4/20/2028	3,410	3,452
Adient US LLC, Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 4/10/2028	2,384	2,381
Advanced Drainage Systems, Inc., 1st Lien Term Loan B 7.66%, 7/31/2026	302	304
Ahead DB Holdings LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.24%, 10/18/2027	497	492
AHP Health Partners, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.94%, 8/24/2028	421	420
Albany Molecular Research, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 9.17%, 8/30/2026	308	246
Alliance Laundry Systems LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.99%, 10/8/2027	814	812
Allied Universal Holdco LLC, 1st Lien Term Loan B
(1-MONTH CME TERM SOFR + 3.75%), 9.17%, 5/12/2028	509	482
(1-MONTH CME TERM SOFR + 4.75%), 10.07%, 5/12/2028 (o)	145	140
Altice Financing SA, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 5.00%), 10.39%, 10/28/2027	379	353
American Axle & Manufacturing, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.98%, 12/13/2029	750	747
Ancestry.com, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.67%, 12/6/2027	387	375
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
API Group DE, 1st Lien Term Loan B (3-MONTH SOFR + 2.25%), 7.69%, 10/1/2026	746	746
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.07%, 10/19/2027	3,642	3,613
Asplundh Tree Expert LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 1.75%), 7.17%, 9/7/2027	247	248
Astoria Energy LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.94%, 12/10/2027	188	188
Asurion LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 7/31/2027	343	327
Asurion LLC, 1st Lien Term Loan B-11 (1-MONTH CME TERM SOFR + 4.25%), 9.67%, 8/19/2028	306	292
Asurion LLC, 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 5.25%), 10.69%, 1/31/2028	325	281
Asurion LLC, Term Loan B-10 (1-MONTH CME TERM SOFR + 4.00%), 9.42%, 8/19/2028	336	320
AthenaHealth, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.58%, 2/15/2029 (o)	499	482
Avantor Funding, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.67%, 11/8/2027	283	282
AZZ, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.07%, 5/13/2029	348	348
B&G Foods, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.83%, 10/10/2026	391	381
Bausch Health Cos., Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 5.25%), 10.69%, 2/1/2027	572	432
Birkenstock, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.88%, 4/28/2028	605	603
Brookfield WEC Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.75%), 8.19%, 8/1/2025	625	623
Brooks Automation, 1st Lien Term Loan B (1-MONTH SOFR + 3.10%), 8.14%, 2/1/2029 (o)	1,009	999
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	93

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Brooks Automation, 2nd Lien Term Loan (1-MONTH SOFR + 5.60%), 10.49%, 2/1/2030	169	162
Buckeye Partners LP, 1st Lien Term Loan B-1 (1-MONTH CME TERM SOFR + 2.25%), 7.67%, 11/1/2026	363	362
BWAY Intermediate Co., Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.32%, 8/14/2026	546	529
Cabinetworks, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.90%, 5/17/2028	3,080	2,438
Caesars Entertainment, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.67%, 2/6/2030	689	685
Calpine Construction Finance Co. LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.57%, 7/31/2030	414	411
Camelot Finance LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 10/30/2026	861	859
Carnival Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.34%, 8/9/2027 (o)	523	513
Carroll County Energy LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.99%, 2/13/2026	265	255
CenturyLink, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.69%, 3/15/2027	277	207
Chamberlain Group, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.67%, 11/3/2028	546	530
Ciena Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.84%, 10/24/2030	364	364
Cincinnati Bell, Inc., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 3.25%), 8.67%, 11/22/2028	343	335
Claire's Stores, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 6.50%), 11.92%, 12/18/2026 (p)	1,786	1,615
Clarios Global LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.07%, 5/6/2030	430	429
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 9.14%, 8/21/2026	3,032	2,906
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Conair Holdings LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.19%, 5/17/2028	529	489
Conservice Midco LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 4.25%), 9.67%, 5/13/2027	562	558
Consilio, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.44%, 5/12/2028	519	502
Cortes NP Acquisition Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.18%, 3/2/2027	503	502
CPM Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 9.83%, 9/28/2028	331	330
Creative Artists Agency LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.82%, 11/27/2028 (o)	449	447
CSC Holdings LLC, Term Loan B-6 (1-MONTH CME TERM SOFR + 4.50%), 9.83%, 1/18/2028	1,296	1,209
DaVita, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 1.75%), 7.19%, 8/12/2026	619	612
DexKo Global, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.40%, 10/4/2028	4,015	3,832
DigiCert, 1st Lien Term Loan
(1-MONTH CME TERM SOFR + 4.00%), 9.32%, 10/16/2026	222	218
(1-MONTH CME TERM SOFR + 7.00%), 12.32%, 2/19/2029	145	129
DirectV Financing LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 5.00%), 10.44%, 8/2/2027	4,140	4,022
Duff & Phelps Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.14%, 4/9/2027 (o)	364	351
DuPont Performance, 1st Lien Term Loan B-4 (3-MONTH SOFR + 2.50%), 7.89%, 12/20/2029	483	483
E.W. Scripps Co., 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 1/7/2028	480	460
Elanco Animal Health, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 1.75%), 7.16%, 8/1/2027	514	502
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Emerson Climate Technologies, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.32%, 5/31/2030	596	594
Endo Pharmaceuticals, Inc., 1st Lien Term Loan B (1-MONTH PRIME + 6.00%), 14.50%, 3/27/2028	197	132
Ensemble RCM LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 9.23%, 8/3/2026	256	256
Entegris, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 7.88%, 7/6/2029	259	259
Envision Healthcare Corp., 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 4.25%), 5.33%, 3/31/2027	238	41
(3-MONTH CME TERM SOFR + 3.75%), 8.99%, 3/31/2027	581	2
EPIC Crude Services LP, 1st Lien Term Loan B (3-MONTH SOFR + 5.00%), 10.93%, 3/2/2026	4,876	4,830
Exelon Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 8.18%, 12/15/2027	422	420
FGI Operating Co. LLC, 1st Lien Term Loan (3-MONTH SOFR + 11.00%), 0.00%, 5/16/2024 ‡ (i)	146	16
First Student Bidco, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.65%, 7/21/2028	2,136	2,067
First Student Bidco, Inc., 1st Lien Term Loan C
(3-MONTH CME TERM SOFR + 3.00%), 8.65%, 7/21/2028	803	777
(3-MONTH CME TERM SOFR + 4.00%), 8.65%, 7/21/2028 (o)	298	291
First Student Bidco, Inc., Term Loan B (3-MONTH CME TERM SOFR + 4.00%), 9.49%, 7/21/2028 (o)	4,256	4,161
Garda World Security Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.75%, 10/30/2026	400	398
Garda World Security, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.25%), 9.65%, 2/1/2029 (o)	246	244
Gates Global LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.92%, 3/31/2027	171	171
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Gates Global LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.32%, 11/16/2029	173	173
Gemini HDPE LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.64%, 12/31/2027 (o)	421	419
Genesee & Wyoming, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.00%), 7.49%, 12/30/2026	547	546
Genesys Telecom Holdings US, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.43%, 12/1/2027	2,890	2,885
Getty Images, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 9.99%, 2/19/2026	367	367
Go Daddy Group, Inc.,1st Lien Term Loan B-5 (1-MONTH CME TERM SOFR + 2.50%), 7.82%, 11/9/2029	596	596
GoodRx, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.75%), 8.17%, 10/10/2025	390	389
Graham Packaging Co., Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 8/4/2027 (o)	229	226
Gray Television, Inc., 1st Lien Term Loan D (1-MONTH CME TERM SOFR + 3.00%), 8.43%, 12/1/2028	211	202
Gray Television, Inc., 1st Lien Term Loan E (1-MONTH CME TERM SOFR + 2.50%), 7.93%, 1/2/2026	362	361
Griffon Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.25%), 7.79%, 1/24/2029	443	441
GTCR W Merger Sub LLC, 1st Lien Term Loan B (3-MONTH SOFR + 3.00%), 3.50%, 9/20/2030 (o)	390	387
Harsco Corp., Term Loan B-3 (1-MONTH CME TERM SOFR + 2.25%), 7.69%, 6/9/2028	604	588
Hercules Achievement, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.44%, 12/15/2026	471	449
Hertz Corp. (The), 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 6/30/2028 (o)	450	446
Hertz Corp. (The), 1st Lien Term Loan C (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 6/30/2028 (o)	87	86
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	95

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Holley, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.40%, 11/17/2028	450	425
Hub International Ltd., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.25%), 9.66%, 6/20/2030	507	507
iHeartCommunications, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 5/1/2026	2,987	2,539
iHeartCommunications, Inc., Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 5/1/2026	150	127
INEOS Enterprises, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 9.27%, 7/8/2030	524	512
Ingram Micro, Inc., 1st Lien Term Loan (3-MONTH SOFR + 3.00%), 8.65%, 6/30/2028	272	271
Insulet Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 5/4/2028	1,050	1,045
Interior Logic Group, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.92%, 4/3/2028	328	266
Intrado Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.39%, 1/31/2030	349	348
ION Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.29%, 3/11/2028	380	371
Iridium Communications, 1st Lien Term Loan B (3-MONTH SOFR + 2.50%), 3.25%, 9/20/2030 (o)	585	584
Jazz Pharmaceuticals plc, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.94%, 5/5/2028	509	509
KDC US Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.32%, 8/15/2028	620	594
LABL, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.42%, 10/29/2028	3,058	2,872
LegalShield, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.50%), 8.94%, 12/15/2028	325	317
Leslie's Poolmart, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.19%, 3/9/2028	517	504
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Live Nation Entertainment, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 1.75%), 7.19%, 10/19/2026	408	407
Madison IAQ LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.70%, 6/21/2028	3,449	3,322
Mallinckrodt International Finance, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 8.00%), 13.44%, 8/28/2024	781	813
Mallinckrodt International Finance, Delayed Draw 1st Lien Term Loan (1-MONTH CME TERM SOFR + 8.00%), 13.45%, 8/28/2024	1,475	1,536
MED ParentCo, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 4.25%), 9.69%, 8/31/2026	403	380
Medallion Midland Acquisition LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.40%, 10/18/2028	615	615
Medline Borrower LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 10/23/2028	2,223	2,208
MH Sub I LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.57%, 5/3/2028	434	414
MI Windows & Doors, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.92%, 12/18/2027	298	297
Mirion Technologies, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.75%), 8.40%, 10/20/2028	409	408
Moran Foods LLC, 1st Lien Super Senior Delayed Term Loan (3-MONTH SOFR + 11.50%), 16.65%, 6/30/2026 ‡	2,444	2,444
Moran Foods LLC, 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 7.25%), 12.74%, 6/30/2026 ‡	3,464	2,808
(3-MONTH CME TERM SOFR + 7.25%), 12.74%, 6/30/2026 ‡	976	759
Moran Foods LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 11.50%), 12.74%, 6/30/2026 ‡	1,787	1,225
NCR Atleos LLC, 1st Lien Term Loan B (3-MONTH SOFR + 4.75%), 10.18%, 3/27/2029 (o)	370	353
Netsmart Technologies, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.18%, 10/1/2027	445	441
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Nexstar Broadcasting, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.94%, 9/18/2026	454	454
Nielsen Holdings plc, Term Loan B-3 (1-MONTH CME TERM SOFR + 3.75%), 9.07%, 3/6/2028	379	356
NorthRiver Midstream, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.39%, 8/16/2030 (o)	623	621
Option Care Health, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.19%, 10/27/2028	599	600
Osmose Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 6/23/2028	731	716
Pactiv Evergreen Group Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 9/24/2028	309	307
Parexel International Corp., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.68%, 11/15/2028 (o)	1,845	1,822
Pathway Vet Alliance LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.75%), 9.19%, 3/31/2027	303	275
PCI Pharma, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.50%), 9.15%, 11/30/2027	342	337
Petco Health & Wellness Co., Inc., Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.90%, 3/3/2028	2,313	2,259
PetVet Care Centers LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.67%, 2/14/2025	362	361
PG&E Corp., Exit Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 6/23/2025	315	315
Pike Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.82%, 1/21/2028	221	220
Pike Corp., Delayed Draw Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 1/21/2028	756	754
PQ Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 7.98%, 6/9/2028	478	474
Prime Security Services Borrower LLC, 1st Lien Term Loan B (3-MONTH SOFR + 2.50%), 5.33%, 10/13/2030	565	564
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
PrimeSource, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.91%, 12/28/2027	1,409	1,328
Project Boost Purchaser LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.94%, 6/1/2026	465	461
Proofpoint, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 8/31/2028	422	415
Quest Software US Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.78%, 2/1/2029	255	201
Quikrete Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.19%, 3/19/2029	491	491
Radiology Partners, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 10.18%, 7/9/2025	549	407
RealPage, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 4/24/2028	534	522
Restaurant Brands International, Inc., 1st Lien Term Loan B-5 (3-MONTH SOFR + 2.25%), 7.57%, 9/23/2030	400	396
Reynolds Group Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 2/5/2026	257	256
Ring Container Technologies LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.94%, 8/12/2028	422	421
Shearer's Foods LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.50%), 8.94%, 9/23/2027	320	319
Shutterfly LLC, 1st Lien Term Loan 11.32%, 10/1/2027 ‡	51	51
Shutterfly LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 5.00%), 10.39%, 10/1/2027	3,132	2,045
Spirit Aerosystems, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.63%, 1/15/2027	213	212
SPX Flow, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.50%), 9.92%, 4/5/2029 (o)	1,937	1,917
SRS Distribution, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.92%, 6/2/2028	429	418
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	97

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 1.75%), 7.19%, 4/16/2025	7	7
SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-4 (1-MONTH CME TERM SOFR + 1.75%), 7.19%, 4/16/2025	7	7
St. George's University Scholastic Services LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.67%, 2/10/2029	523	517
Staples, Inc., 1st Lien Term Loan (Syn LIBOR USD 3 Month + 5.00%), 10.43%, 4/16/2026	973	835
Star Merger Sub, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.18%, 2/6/2026	507	506
Summer (BC) Holdco B SARL, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 10.15%, 12/4/2026	312	298
Sundyne, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.67%, 3/17/2027	601	598
Synaptics, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.25%), 7.91%, 12/2/2028	458	454
Syneos Health,Inc., 1st Lien Term Loan B (3-MONTH SOFR + 4.25%), 9.39%, 9/27/2030	1,950	1,856
Tekni-Plex, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.00%), 9.65%, 9/15/2028	467	461
ThoughtWorks, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.94%, 3/24/2028	151	151
Traeger Grills, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.67%, 6/29/2028	311	274
Trans Union LLC, Term Loan B-6 (1-MONTH CME TERM SOFR + 2.25%), 7.68%, 12/1/2028	365	365
TransDigm Group, Inc., 1st Lien Term Loan H (3-MONTH CME TERM SOFR + 3.25%), 8.64%, 2/22/2027 (o)	248	248
TransDigm Group, Inc., 1st Lien Term Loan I (3-MONTH CME TERM SOFR + 3.25%), 8.64%, 8/24/2028	298	297
Triton Water Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.64%, 3/31/2028	2,192	2,074
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Tropicana, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.25%), 8.74%, 1/24/2029	311	285
Truck Hero, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.75%), 9.19%, 1/31/2028	285	272
UFC Holdings LLC, 1st Lien Term Loan B-3 (3-MONTH CME TERM SOFR + 2.75%), 8.40%, 4/29/2026	286	286
Ultimate Software Group, 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 3.25%), 8.76%, 5/4/2026	712	708
(3-MONTH CME TERM SOFR + 3.75%), 9.23%, 5/4/2026 (o)	123	123
United Airlines, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 5.25%), 10.80%, 6/21/2027	450	463
United Natural Foods, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 10/22/2025	307	306
Univision Communications, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 3/15/2026	624	619
US Renal Care, 1st Lien Term Loan C (3-MONTH CME TERM SOFR + 5.00%), 10.61%, 6/20/2028	3,335	2,026
USI, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.14%, 11/22/2029	529	527
Utz Quality Foods LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.64%, 1/20/2028	275	274
Vertex Aerospace Services Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.67%, 12/6/2028	467	466
Virtusa Corp., 1st Lien Term Loan B
(1-MONTH CME TERM SOFR + 3.75%), 9.33%, 2/11/2028 (o)	340	338
(1-MONTH CME TERM SOFR + 3.75%), 9.17%, 2/15/2029	180	178
VT Topco, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.66%, 8/9/2030	620	618
Whataburger, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 8/3/2028	540	534
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Wheel Pros, Inc., 1st Lien Term Loan (3-MONTH SOFR + 4.50%), 14.33%, 5/11/2028	77	82
Wheel Pros, Inc., 1st Lien Term Loan (3-MONTH SOFR + 4.50%), 9.95%, 5/11/2028	364	292
WhiteWater Whistler Holdings, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.75%), 8.15%, 2/15/2030	574	573
WMG Acquisition Corp., 1st Lien Term Loan G (1-MONTH CME TERM SOFR + 2.13%), 7.56%, 1/20/2028	534	533
Zekelman Industries, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.00%), 7.45%, 1/24/2027	230	229
		140,031
Total Loan Assignments (Cost $157,235)		150,600
Foreign Government Securities — 1.3%
Angola — 0.1%
Republic of Angola
9.50%, 11/12/2025 (b)	970	930
8.25%, 5/9/2028 (b)	300	255
8.00%, 11/26/2029 (c)	1,550	1,240
8.00%, 11/26/2029 (b)	780	624
9.13%, 11/26/2049 (b)	840	590
		3,639
Argentina — 0.1%
Argentine Republic
1.00%, 7/9/2029	885	236
3.62%, 7/9/2035 (h)	5,116	1,259
4.25%, 1/9/2038 (h)	1,486	447
3.50%, 7/9/2041 (h)	3,395	884
3.62%, 7/9/2046 (h)	3,960	982
		3,808
Bahrain — 0.1%
Kingdom of Bahrain
7.00%, 1/26/2026 (b)	770	766
7.00%, 10/12/2028 (b)	1,400	1,391
6.75%, 9/20/2029 (b)	200	193
5.45%, 9/16/2032 (c)	481	405
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Bahrain—continued
6.00%, 9/19/2044 (b)	1,500	1,082
7.50%, 9/20/2047 (b)	970	810
		4,647
Brazil — 0.1%
Federative Republic of Brazil
4.50%, 5/30/2029	1,430	1,317
8.25%, 1/20/2034	785	839
5.63%, 1/7/2041	950	772
5.00%, 1/27/2045	1,230	880
		3,808
Colombia — 0.1%
Republic of Colombia
3.88%, 4/25/2027	990	900
4.50%, 3/15/2029	600	520
8.00%, 4/20/2033	950	925
7.50%, 2/2/2034	593	553
7.38%, 9/18/2037	1,000	898
6.13%, 1/18/2041	950	722
5.00%, 6/15/2045	1,370	870
5.20%, 5/15/2049	420	267
4.13%, 5/15/2051	1,000	550
		6,205
Costa Rica — 0.0% ^
Republic of Costa Rica
6.13%, 2/19/2031 (b)	1,200	1,140
6.55%, 4/3/2034 (c)	1,490	1,416
7.00%, 4/4/2044 (b)	1,100	1,007
		3,563
Dominican Republic — 0.1%
Dominican Republic Government Bond
6.88%, 1/29/2026 (b)	1,200	1,193
5.95%, 1/25/2027 (b)	1,420	1,365
4.50%, 1/30/2030 (c)	790	668
7.05%, 2/3/2031 (c)	1,330	1,274
4.88%, 9/23/2032 (c)	1,090	881
7.45%, 4/30/2044 (b)	1,580	1,421
6.85%, 1/27/2045 (b)	500	416
6.50%, 2/15/2048 (b)	1,950	1,548
5.88%, 1/30/2060 (c)	880	624
		9,390
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	99

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Ecuador — 0.0% ^
Republic of Ecuador
6.00%, 7/31/2030 (b) (h)	4,410	2,234
3.50%, 7/31/2035 (b) (h)	2,240	849
		3,083
Egypt — 0.1%
Arab Republic of Egypt
5.75%, 5/29/2024 (b)	1,720	1,633
3.88%, 2/16/2026 (c)	665	454
3.88%, 2/16/2026 (b)	600	410
7.50%, 1/31/2027 (b)	2,670	1,843
7.60%, 3/1/2029 (b)	800	496
5.88%, 2/16/2031 (c)	482	263
7.05%, 1/15/2032 (c)	880	497
7.63%, 5/29/2032 (c)	750	428
8.70%, 3/1/2049 (c)	1,520	796
8.88%, 5/29/2050 (b)	250	132
8.15%, 11/20/2059 (c)	1,050	535
		7,487
El Salvador — 0.0% ^
Republic of El Salvador
5.88%, 1/30/2025 (b)	405	367
6.38%, 1/18/2027 (b)	1,175	951
8.63%, 2/28/2029 (b)	250	202
7.12%, 1/20/2050 (b)	1,437	894
		2,414
Gabon — 0.0% ^
Gabonese Republic 6.95%, 6/16/2025 (b)	1,050	911
Ghana — 0.0% ^
Republic of Ghana 10.75%, 10/14/2030 (b) (i)	520	324
Guatemala — 0.0% ^
Republic of Guatemala
5.38%, 4/24/2032 (b)	250	222
6.13%, 6/1/2050 (c)	720	573
		795
Honduras — 0.0% ^
Republic of Honduras 6.25%, 1/19/2027 (b)	600	558
Iraq — 0.0% ^
Republic of Iraq 5.80%, 1/15/2028 (b)	2,067	1,836
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ivory Coast — 0.1%
Republic of Cote d'Ivoire
5.75%, 12/31/2032 (b) (h)	737	655
6.13%, 6/15/2033 (b)	3,830	3,131
		3,786
Jordan — 0.0% ^
Hashemite Kingdom of Jordan 5.85%, 7/7/2030 (c)	1,810	1,527
Kenya — 0.0% ^
Republic of Kenya
6.88%, 6/24/2024 (b)	2,413	2,313
7.00%, 5/22/2027 (b)	400	348
6.30%, 1/23/2034 (c)	483	331
		2,992
Lebanon — 0.0% ^
Lebanese Republic
6.65%, 4/22/2024 (b) (i)	625	38
6.85%, 3/23/2027 (b) (i)	2,639	161
6.65%, 11/3/2028 (b) (i)	3,415	209
		408
Mongolia — 0.0% ^
State of Mongolia
3.50%, 7/7/2027 (b)	200	167
8.65%, 1/19/2028 (c)	340	337
8.65%, 1/19/2028 (b)	400	397
4.45%, 7/7/2031 (b)	1,000	757
		1,658
Morocco — 0.0% ^
Kingdom of Morocco
5.95%, 3/8/2028 (c)	347	340
3.00%, 12/15/2032 (c)	690	515
6.50%, 9/8/2033 (c)	426	408
4.00%, 12/15/2050 (c)	650	384
		1,647
Namibia — 0.0% ^
Republic of Namibia 5.25%, 10/29/2025 (b)	400	380
Nigeria — 0.1%
Federal Republic of Nigeria
7.63%, 11/21/2025 (b)	1,000	970
6.50%, 11/28/2027 (c)	1,220	1,049
6.50%, 11/28/2027 (b)	2,020	1,737
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Nigeria—continued
8.75%, 1/21/2031 (b)	780	668
7.88%, 2/16/2032 (b)	1,510	1,204
7.63%, 11/28/2047 (b)	600	403
7.63%, 11/28/2047 (c)	1,290	868
		6,899
Oman — 0.1%
Sultanate of Oman Government Bond
5.38%, 3/8/2027 (b)	1,020	985
6.00%, 8/1/2029 (b)	1,180	1,145
6.25%, 1/25/2031 (c)	264	256
7.38%, 10/28/2032 (c)	625	649
6.50%, 3/8/2047 (b)	340	295
6.75%, 1/17/2048 (b)	1,170	1,043
7.00%, 1/25/2051 (c)	301	276
		4,649
Pakistan — 0.0% ^
Islamic Republic of Pakistan
8.25%, 4/15/2024 (b)	1,430	1,276
8.25%, 9/30/2025 (b)	550	385
6.00%, 4/8/2026 (b)	450	244
7.38%, 4/8/2031 (c)	554	269
8.88%, 4/8/2051 (b)	767	369
		2,543
Paraguay — 0.0% ^
Republic of Paraguay
4.70%, 3/27/2027 (b)	400	381
6.10%, 8/11/2044 (b)	1,730	1,446
5.60%, 3/13/2048 (b)	350	269
5.40%, 3/30/2050 (c)	950	710
		2,806
Senegal — 0.0% ^
Republic of Senegal
6.25%, 5/23/2033 (b)	1,000	791
6.75%, 3/13/2048 (b)	650	431
6.75%, 3/13/2048 (c)	460	305
		1,527
Serbia — 0.0% ^
Republic of Serbia 6.50%, 9/26/2033 (c)	300	281
South Africa — 0.1%
Republic of South Africa
4.88%, 4/14/2026	220	209
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

South Africa—continued
4.30%, 10/12/2028	2,380	2,047
6.25%, 3/8/2041	2,500	1,872
5.00%, 10/12/2046	700	424
5.75%, 9/30/2049	1,550	1,007
7.30%, 4/20/2052	600	467
		6,026
Trinidad And Tobago — 0.0% ^
Republic of Trinidad and Tobago 5.95%, 1/14/2031 (c)	380	366
Turkey — 0.2%
Republic of Turkey
5.60%, 11/14/2024	1,750	1,721
4.88%, 10/9/2026	1,100	1,012
9.88%, 1/15/2028	4,376	4,578
5.13%, 2/17/2028	940	832
9.38%, 3/14/2029	1,500	1,526
5.25%, 3/13/2030	1,050	866
9.13%, 7/13/2030	900	898
9.38%, 1/19/2033	1,618	1,616
6.00%, 1/14/2041	1,040	739
4.88%, 4/16/2043	1,120	679
Turkiye Ihracat Kredi Bankasi A/S
9.38%, 1/31/2026 (c)	617	624
9.00%, 1/28/2027 (c)	312	313
		15,404
Venezuela, Bolivarian Republic of — 0.0% ^
Bolivarian Republic of Venezuela
9.25%, 5/7/2028 (b) (i)	400	69
11.95%, 8/5/2031 (b)	2,440	458
		527
Zambia — 0.0% ^
Republic of Zambia
8.50%, 4/14/2024 (b) (i)	2,490	1,520
8.97%, 7/30/2027 (b) (i)	800	485
		2,005
Total Foreign Government Securities (Cost $134,761)		107,899
U.S. Treasury Obligations — 1.0%
United States — 1.0%
U.S. Treasury Bonds
3.63%, 2/15/2053	400	312
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	101

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued
United States — continued
3.63%, 5/15/2053	400	312
U.S. Treasury Notes
0.88%, 1/31/2024 (q)	87,796	86,816
3.50%, 2/15/2033	800	716
3.38%, 5/15/2033	1,300	1,149
Total U.S. Treasury Obligations (Cost $89,849)		89,305
Convertible Bonds — 0.7%
Australia — 0.0% ^
DEXUS Finance Pty. Ltd. REIT, 2.30%, 6/19/2026 (b)	AUD1,600	996
Belgium — 0.0% ^
Groupe Bruxelles Lambert NV 2.13%, 11/29/2025 (b)	EUR400	408
Canada — 0.0% ^
Shopify, Inc. 0.13%, 11/1/2025	1,011	890
China — 0.1%
Hansoh Pharmaceutical Group Co. Ltd. Zero Coupon, 1/22/2026 (b)	600	589
Meituan Zero Coupon, 4/27/2028 (b)	1,200	1,001
PDD Holdings, Inc. Zero Coupon, 12/1/2025	1,120	1,114
Pharmaron Beijing Co. Ltd. Zero Coupon,6/18/2026 (b)	1,000	949
Xiaomi Best Time International Ltd. Zero Coupon, 12/17/2027 (b)	300	259
		3,912
France — 0.1%
Accor SA 0.70%, 12/7/2027 (b)	EUR580	270
Safran SA Series SAF, Zero Coupon, 4/1/2028 (b)	EUR434 (r)	449
Selena SARL Series PUM, Zero Coupon, 6/25/2025 (b)	EUR900	886
Ubisoft Entertainment SA Series UBI, Zero Coupon, 9/24/2024 (b)	EUR790 (r)	796
Worldline SA Zero Coupon, 7/30/2026 (b)	EUR1,237 (r)	1,098
		3,499
Germany — 0.0% ^
LEG Immobilien SE Series LEG, 0.88%, 9/1/2025 (b)	EUR200	193
MTU Aero Engines AG Series MTX, 0.05%, 3/18/2027 (b)	EUR1,300	1,174
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Germany — continued
RAG-Stiftung Series EVK, Zero Coupon, 10/2/2024 (b)	EUR600	608
Zalando SE Series B, 0.63%, 8/6/2027 (b)	EUR800	696
		2,671
Israel — 0.0% ^
Wix.com Ltd. Zero Coupon, 8/15/2025	1,673	1,471
Mexico — 0.0% ^
Fomento Economico Mexicano SAB de CV 2.63%, 2/24/2026 (b)	EUR400	412
New Zealand — 0.0% ^
Xero Investments Ltd. Zero Coupon, 12/2/2025 (b)	1,248	1,085
Singapore — 0.0% ^
Sea Ltd. 0.25%, 9/15/2026	1,234	979
South Korea — 0.0% ^
Delivery Hero SE Series A, 1.00%, 4/30/2026 (b)	EUR300	264
Spain — 0.0% ^
Cellnex Telecom SA Series CLNX, 0.75%, 11/20/2031 (b)	EUR1,200	934
Switzerland — 0.0% ^
Dufry One BV 0.75%, 3/30/2026 (b)	CHF600	598
United Arab Emirates — 0.0% ^
Abu Dhabi National Oil Co. 0.70%, 6/4/2024 (b)	2,200	2,124
United Kingdom — 0.1%
Barclays Bank plc Series VUN, Zero Coupon, 2/18/2025	508	524
Cornwall Jersey Ltd. 0.75%, 4/16/2026 (b)	GBP500	378
Just Eat Takeaway.com NV Series B, 0.63%, 2/9/2028 (b)	EUR600	438
Ocado Group plc 0.75%, 1/18/2027 (b)	GBP300	260
Shaftesbury Capital plc REIT, 2.00%, 3/30/2026	GBP500	527
Trainline plc 1.00%, 1/14/2026 (b)	GBP600	631
WH Smith plc 1.63%, 5/7/2026 (b)	GBP500	526
		3,284
United States — 0.4%
Affirm Holdings, Inc. Zero Coupon, 11/15/2026	1,308	933
Airbnb, Inc. Zero Coupon, 3/15/2026	1,194	1,032
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — continued
United States — continued
Alteryx, Inc. 1.00%, 8/1/2026	1,137	996
American Water Capital Corp. 3.63%, 6/15/2026 (c)	589	567
Block, Inc. 0.25%, 11/1/2027	1,306	976
CenterPoint Energy, Inc. 4.25%, 8/15/2026 (c)	449	438
Cheesecake Factory, Inc. (The) 0.38%, 6/15/2026	740	614
Chegg, Inc. Zero Coupon, 9/1/2026	1,010	784
Citigroup Global Markets Holdings, Inc. Series 1299, Zero Coupon, 2/26/2026 (b)	HKD6,000	703
Cloudflare, Inc. Zero Coupon, 8/15/2026	766	640
Coinbase Global, Inc. 0.50%, 6/1/2026	429	324
Confluent, Inc. Zero Coupon, 1/15/2027	1,560	1,255
DISH Network Corp.
2.38%, 3/15/2024	3,935	3,763
3.38%, 8/15/2026	4,533	2,323
DocuSign, Inc. Zero Coupon, 1/15/2024	380	374
Dropbox, Inc. Zero Coupon, 3/1/2026	999	931
Enphase Energy, Inc. Zero Coupon, 3/1/2026	314	267
Etsy, Inc. 0.25%, 6/15/2028	925	681
Euronet Worldwide, Inc. 0.75%, 3/15/2049	320	293
Expedia Group, Inc. Zero Coupon, 2/15/2026	1,007	875
Gulfport Energy Corp. 10.00% (Cash), 12/8/2023 ‡ * (f) (g) (j)	—	2,817
Halozyme Therapeutics, Inc. 0.25%, 3/1/2027	469	382
Liberty Interactive LLC
4.00%, 11/15/2029	862	159
3.75%, 2/15/2030	320	59
Lyft, Inc. 1.50%, 5/15/2025	320	292
Match Group Financeco 2, Inc. 0.88%, 6/15/2026 (c)	1,250	1,074
Okta, Inc. 0.13%, 9/1/2025	999	890
QIAGEN NV Series QGEN, Zero Coupon, 12/17/2027 (b)	1,200	1,062
Repay Holdings Corp. Zero Coupon, 2/1/2026 (c)	855	679
RingCentral, Inc.
Zero Coupon, 3/1/2025	1,093	995
Zero Coupon, 3/15/2026	1,173	974
RWT Holdings, Inc. 5.75%, 10/1/2025	313	291
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Shift4 Payments, Inc. 0.50%, 8/1/2027	544	425
Snap, Inc. Zero Coupon, 5/1/2027	1,328	990
SolarEdge Technologies, Inc. Zero Coupon, 9/15/2025	495	430
Southern Co. (The) 3.88%, 12/15/2025 (c)	439	431
Splunk, Inc. 1.13%, 6/15/2027	657	621
Spotify USA, Inc. Zero Coupon, 3/15/2026	1,359	1,163
Teladoc Health, Inc. 1.25%, 6/1/2027	1,140	885
TripAdvisor, Inc. 0.25%, 4/1/2026	672	567
Uber Technologies, Inc. Zero Coupon, 12/15/2025	1,071	973
Unity Software, Inc. Zero Coupon, 11/15/2026	384	301
		35,229
Vietnam — 0.0% ^
Novaland Investment Group Corp. 5.25%, 7/16/2026 (b) (i)	1,000	282
Total Convertible Bonds (Cost $65,617)		59,038
	SHARES (000)
Preferred Stocks — 0.5%
United States — 0.5%
Allstate Corp. (The) Series J, 7.38%, 7/15/2028 ($25 par value) (s)	76	1,958
Goodman Networks, Inc. ‡ *	64	—
Morgan Stanley,
Series I, 6.38%, 10/15/2024 ($25 par value) (s)	72	1,688
Series K, 5.85%, 4/15/2027 ($25 par value) (s)	295	6,452
Series P, 6.50%, 10/15/2027 ($25 par value) (s)	167	4,120
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	2,316	1,517
SCE Trust VI 5.00%, 12/7/2023 ($25 par value) (s)	387	6,776
Southern Co. (The) Series 2020, 4.95%, 1/30/2080 ($25 par value)	122	2,472
State Street Corp. Series G, 5.35%, 3/15/2026 ($25 par value) (s)	43	942
Truist Financial Corp. Series R, 4.75%, 9/1/2025 ($25 par value) (s)	21	367
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	103

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Preferred Stocks — continued
United States — continued
Wells Fargo & Co.,
Series Y, 5.63%, 12/15/2023 ($25 par value) (s)	152	3,268
Series Z, 4.75%, 3/15/2025 ($25 par value) (s)	707	12,584
Total Preferred Stocks (Cost $52,150)		42,144
Convertible Preferred Stocks — 0.2%
United States — 0.2%
AMG Capital Trust II 5.15%, 10/15/2037 ($50 par value)	20	908
Bank of America Corp. Series L, 7.25%, 12/1/2023 ($1,000 par value)	2	2,268
Claire's Stores, Inc. ‡ *	4	7,518
NextEra Energy, Inc. 6.93%, 9/1/2025 ($49 par value)	45	1,678
Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	1	1,553
Total Convertible Preferred Stocks (Cost $8,177)		13,925
	PRINCIPAL AMOUNT ($000)
Mortgage-Backed Securities — 0.0% ^
United States — 0.0% ^
FHLMC UMBS, 30 Year Pool # SD8238, 4.50%, 8/1/2052	97	86
FNMA UMBS, 20 Year Pool # CA1231, 3.50%, 2/1/2038	222	199
FNMA UMBS, 30 Year
Pool # MA4398, 2.00%, 8/1/2051	547	404
Pool # MA4465, 2.00%, 11/1/2051	49	36
Pool # MA4548, 2.50%, 2/1/2052	18	14
Pool # MA4563, 2.50%, 3/1/2052	54	42
Pool # MA4564, 3.00%, 3/1/2052	16	13
Pool # MA4733, 4.50%, 9/1/2052	93	83
Total Mortgage-Backed Securities (Cost $1,097)		877
INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — 0.0% ^
United Kingdom — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD ‡ *	47	772
United States — 0.0% ^
Cineworld Group expiring 11/25/2025, price 4,149.00 GBP *	17	—
Total Warrants (Cost $1)		772
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Luxembourg — 0.0% ^
Intelsat Jackson Holdings SA, expiring 12/5/2025‡ *	56	—
United States — 0.0% ^
Vistra Corp., expiring 12/31/2049‡ *	488	622
Total Rights (Cost $1)		622
	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 4.9%
Certificates of Deposits — 0.0% ^
Barclays Bank plc, 5.72%, 12/7/2023	734	734
Sumitomo Mitsui Banking Corp., (SOFR + 0.70%), 6.02%, 6/6/2024 (d)	922	923
Total Certificates of Deposits (Cost $1,656)		1,657
Commercial Paper — 0.2%
Banco Santander SA, 5.86%, 3/1/2024 (t)	600	589
Bank of Montreal, 5.95%, 9/4/2024 (t)	350	333
Canadian National Railway Co., 5.84%, 3/4/2024 (t)	372	365
CDP Financial, Inc.
5.67%, 3/4/2024 (c) (t)	800	785
5.88%, 9/23/2024 (c) (t)	400	380
Citigroup Global Markets, Inc., 6.02%, 9/25/2024 (c)	450	427
Clorox Co. (The), 5.68%, 12/15/2023 (t)	250	248
Commonwealth Bank of Australia
5.92%, 9/9/2024 (t)	371	353
5.91%, 9/23/2024 (t)	400	380
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Funds	October 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued
Commercial Paper — continued
Cooperatieve Rabobank UA, 5.83%, 6/14/2024 (t)	600	579
Credit Agricole Corporate and Investment Bank, 5.77%, 3/21/2024 (t)	400	391
Credit Industriel et Commercial, 5.78%, 3/8/2024 (t)	400	392
Dexia Credit Local SA
5.60%, 12/19/2023 (c) (t)	400	397
5.77%, 3/25/2024 (c) (t)	400	391
DNB Bank ASA, 5.74%, 3/25/2024 (t)	400	391
HSBC USA, Inc., 6.23%, 8/29/2024 (t)	700	664
ING US Funding LLC, 5.85%, 6/14/2024 (t)	400	386
LMA-Americas LLC, 5.63%, 1/18/2024 (t)	400	395
Macquarie Bank Ltd.
5.62%, 1/16/2024 (t)	400	395
5.79%, 3/4/2024 (t)	400	392
MUFG Bank Ltd., 5.83%, 1/12/2024 (t)	275	272
National Bank of Canada, 5.78%, 3/15/2024 (t)	400	392
NatWest Markets plc, 6.00%, 7/22/2024 (c) (t)	294	281
Pacific Life Short Term Funding LLC, 5.85%, 6/10/2024 (t)	357	344
Royal Bank of Canada, 5.51%, 12/12/2023 (t)	333	331
Societe Generale SA, 5.90%, 6/21/2024 (t)	400	385
Standard Chartered Bank, 6.01%, 8/13/2024 (t)	400	382
Svenska Handelsbanken AB
5.76%, 3/11/2024 (t)	400	392
5.87%, 6/3/2024 (t)	400	386
Telstra Group Ltd., 5.86%, 3/8/2024 (t)	400	392
TELUS Corp., 5.82%, 1/22/2024 (t)	450	444
Westpac Banking Corp.
5.83%, 6/18/2024 (t)	400	386
5.93%, 9/6/2024 (t)	507	483
Total Commercial Paper (Cost $13,505)		13,503
	SHARES (000)
Investment Companies — 3.0%
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (l) (u)	39,980	39,996
INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — continued
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (l) (u)	219,381	219,469
Total Investment Companies (Cost $259,424)		259,465
Investment of Cash Collateral from Securities Loaned — 1.6%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (l) (u)	121,937	121,961
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (l) (u)	16,720	16,720
Total Investment of Cash Collateral from Securities Loaned (Cost $138,682)		138,681
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills
5.38%, 11/30/2023 (t)	1,400	1,394
5.40%, 1/18/2024 (t)	2,200	2,175
Total U.S. Treasury Obligations (Cost $3,568)		3,569
Total Short-Term Investments (Cost $416,835)		416,875
Total Investments — 101.6% (Cost $9,051,901)		8,664,286
Liabilities in Excess of Other Assets — (1.6)%		(132,825)
NET ASSETS — 100.0%		8,531,461

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
AUD	Australian Dollar
CHF	Swiss Franc
CIFC	Commercial Industrial Finance Corp.
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligations
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	105

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
CVA	Certificaten Van Aandelen (Dutch Certificate)
ETF	Exchange Traded Fund
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
HB
High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal.
The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

HKD	Hong Kong Dollar
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of October
31, 2023. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PIK	Payment In Kind
PJSC	Public Joint Stock Company
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $131,656.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2023.
(e)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
October 31, 2023 is $174,668 or 2.05% of the
Fund’s net assets as of October 31, 2023.

(f)	Security is an interest bearing note with preferred security characteristics.
(g)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of October 31, 2023.

(h)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of October 31, 2023.

(i)	Defaulted security.
(j)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(k)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of October 31, 2023.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Funds	October 31, 2023

(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	All or a portion of this security is unsettled as of October 31, 2023. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(p)	Fund is subject to legal or contractual restrictions on the resale of the security.
(q)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(r)	Amount represents Units.
(s)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of October 31, 2023.
(t)	The rate shown is the effective yield as of October 31, 2023.
(u)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	9.8%
U.S. Equity	8.5
Oil, Gas & Consumable Fuels	7.6
Commercial Mortgage-Backed Securities	3.9
Collateralized Mortgage Obligations	3.7
Electric Utilities	3.4
Diversified Telecommunication Services	3.3
Media	3.2
Capital Markets	2.8
Pharmaceuticals	2.8
Insurance	2.6
Asset-Backed Securities	2.4
Semiconductors & Semiconductor Equipment	2.2
Hotels, Restaurants & Leisure	1.8
Health Care Providers & Services	1.7
Chemicals	1.4
Metals & Mining	1.4
Automobile Components	1.3
Specialty Retail	1.3
Food Products	1.3
Foreign Government Securities	1.2
Multi-Utilities	1.2
Consumer Staples Distribution & Retail	1.2
Consumer Finance	1.1
Wireless Telecommunication Services	1.1
Commercial Services & Supplies	1.0
U.S. Treasury Notes	1.0
Machinery	1.0
Others (each less than 1.0%)	20.0
Short-Term Investments	4.8
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	107

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
Futures contracts outstanding as of October 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	88	12/15/2023	EUR	3,803	17
FTSE 100 Index	22	12/15/2023	GBP	1,964	(16)
U.S. Treasury 10 Year Note	31,319	12/19/2023	USD	3,321,282	(125,101)
U.S. Treasury Ultra Bond	465	12/19/2023	USD	51,905	(7,557)
					(132,657)
Short Contracts
EURO STOXX 50 Index	(4,735)	12/15/2023	EUR	(204,613)	8,814
S&P 500 E-Mini Index	(394)	12/15/2023	USD	(82,971)	5,894
					14,708
					(117,949)

Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Funds	October 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2023
(Amounts in thousands, except per share amounts)

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$2,679,609	$7,489,143
Investments in affiliates, at value	164,045	1,036,462
Investments of cash collateral received from securities loaned, at value (See Note 2.F.)	23,660	138,681
Cash	374	5,573
Foreign currency, at value	1,490	371
Deposits at broker for futures contracts	1,696	373
Receivables:
Investment securities sold	18,078	7,419
Fund shares sold	1,503	4,649
Interest from non-affiliates	13,164	52,712
Dividends from non-affiliates	1,301	6,063
Dividends from affiliates	759	517
Tax reclaims	2,257	9,433
Securities lending income (See Note 2.F.)	11	123
Variation margin on futures contracts	4,332	18
Unrealized appreciation on forward foreign currency exchange contracts	420	—
Total Assets	2,912,699	8,751,537
LIABILITIES:
Payables:
Investment securities purchased	16,786	57,405
Investment securities purchased — delayed delivery securities	—	1,400
Collateral received on securities loaned (See Note 2.F.)	23,660	138,681
Fund shares redeemed	3,609	16,814
Unrealized depreciation on forward foreign currency exchange contracts	1,131	—
Accrued liabilities:
Investment advisory fees	1,315	2,885
Administration fees	159	473
Distribution fees	279	1,424
Service fees	243	237
Custodian and accounting fees	100	163
Deferred foreign capital gains tax	—	274
Other	256	320
Total Liabilities	47,538	220,076
Net Assets	$2,865,161	$8,531,461
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	109

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
NET ASSETS:
Paid-in-Capital	$3,167,076	$10,001,433
Total distributable earnings (loss)	(301,915)	(1,469,972)
Total Net Assets	$2,865,161	$8,531,461
Net Assets:
Class A	$596,497	$4,084,316
Class C	221,791	803,856
Class I	1,343,601	3,261,981
Class R2	3,737	—
Class R3	1,237	—
Class R4	1,529	—
Class R5	48	—
Class R6	696,721	381,308
Total	$2,865,161	$8,531,461
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	35,458	465,710
Class C	13,509	91,924
Class I	79,157	371,245
Class R2	225	—
Class R3	73	—
Class R4	91	—
Class R5	3	—
Class R6	41,028	43,394
Net Asset Value (a):
Class A — Redemption price per share	$16.82	$8.77
Class C — Offering price per share (b)	16.42	8.74
Class I — Offering and redemption price per share	16.97	8.79
Class R2 — Offering and redemption price per share	16.64	—
Class R3 — Offering and redemption price per share	16.87	—
Class R4 — Offering and redemption price per share	16.84	—
Class R5 — Offering and redemption price per share	16.99	—
Class R6 — Offering and redemption price per share	16.98	8.79
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.61	$9.18
Cost of investments in non-affiliates	$2,482,595	$7,833,423
Cost of investments in affiliates	176,481	1,079,796
Cost of foreign currency	1,501	110
Investment securities on loan, at value (See Note 2.F.)	22,612	131,656
Cost of investment of cash collateral (See Note 2.F.)	23,658	138,682

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Funds	October 31, 2023

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023
(Amounts in thousands)

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$53,739	$333,437
Interest income from affiliates	57	135
Dividend income from non-affiliates	35,070	165,239
Dividend income from affiliates	13,244	66,492
Income from securities lending (net) (See Note 2.F.)	349	2,388
Foreign taxes withheld (net)	(2,052)	(11,621)
Total investment income	100,407	556,070
EXPENSES:
Investment advisory fees	17,774	40,975
Administration fees	2,424	7,317
Distribution fees:
Class A	1,556	10,980
Class C	2,207	8,422
Class R2	22	—
Class R3	3	—
Service fees:
Class A	1,556	10,980
Class C	736	2,807
Class I	3,942	9,636
Class R2	11	—
Class R3	3	—
Class R4	4	—
Class R5	— (a)	—
Custodian and accounting fees	571	1,139
Interest expense to affiliates	25	21
Professional fees	231	214
Trustees’ and Chief Compliance Officer’s fees	37	61
Printing and mailing costs	164	481
Registration and filing fees	100	124
Transfer agency fees (See Note 2.L.)	71	226
Other	174	415
Total expenses	31,611	93,798
Less fees waived	(4,258)	(22,013)
Less expense reimbursements	(10)	(1,806)
Net expenses	27,343	69,979
Net investment income (loss)	73,064	486,091

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	111

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023 (continued)
(Amounts in thousands)
	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$89,490	$(166,180)(a)
Investments in affiliates	(7,107)	(22,666)
Options purchased	(11,484)	—
Futures contracts	(57,969)	(267,684)
Foreign currency transactions	1,878	181
Forward foreign currency exchange contracts	(44,891)	—
Net realized gain (loss)	(30,083)	(456,349)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	120,312	319,162 (b)
Investments in affiliates	3,399	(4,057)
Futures contracts	(28,283)	(45,482)
Foreign currency translations	1,652	764
Forward foreign currency exchange contracts	(7,102)	—
Unfunded commitments	—	7
Change in net unrealized appreciation/depreciation	89,978	270,394
Net realized/unrealized gains (losses)	59,895	(185,955)
Change in net assets resulting from operations	$132,959	$300,136

(a)
Net of foreign capital gains tax of $(148).
(b)
Net of change in foreign capital gains tax of $(11).
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Funds	October 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$73,064	$48,884	$486,091	$487,922
Net realized gain (loss)	(30,083)	(228,612)	(456,349)	(411,754)
Change in net unrealized appreciation/depreciation	89,978	(822,865)	270,394	(2,070,349)
Change in net assets resulting from operations	132,959	(1,002,593)	300,136	(1,994,181)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(23,091)	(73,481)	(218,496)	(439,976)
Class C	(11,724)	(45,949)	(49,645)	(154,753)
Class I	(62,359)	(255,254)	(196,027)	(467,053)
Class R2	(186)	(600)	—	—
Class R3	(55)	(121)	—	—
Class R4	(53)	(136)	—	—
Class R5	(3)	(8)	—	—
Class R6	(27,002)	(101,356)	(20,157)	(40,165)
Total distributions to shareholders	(124,473)	(476,905)	(484,325)	(1,101,947)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(424,616)	(361,808)	(1,458,467)	(408,719)
NET ASSETS:
Change in net assets	(416,130)	(1,841,306)	(1,642,656)	(3,504,847)
Beginning of period	3,281,291	5,122,597	10,174,117	13,678,964
End of period	$2,865,161	$3,281,291	$8,531,461	$10,174,117
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	113

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$176,651	$216,187	$829,913	$1,060,358
Distributions reinvested	21,152	67,553	202,940	404,267
Cost of shares redeemed	(199,611)	(218,876)	(1,197,437)	(1,187,511)
Change in net assets resulting from Class A capital transactions	(1,808)	64,864	(164,584)	277,114
Class C
Proceeds from shares issued	14,398	30,932	62,361	113,805
Distributions reinvested	10,860	41,472	47,562	147,746
Cost of shares redeemed	(129,588)	(119,980)	(582,950)	(680,135)
Change in net assets resulting from Class C capital transactions	(104,330)	(47,576)	(473,027)	(418,584)
Class I
Proceeds from shares issued	300,658	417,741	582,804	805,155
Distributions reinvested	52,368	215,638	176,742	420,510
Cost of shares redeemed	(677,199)	(956,605)	(1,578,367)	(1,521,305)
Change in net assets resulting from Class I capital transactions	(324,173)	(323,226)	(818,821)	(295,640)
Class R2
Proceeds from shares issued	625	805	—	—
Distributions reinvested	186	600	—	—
Cost of shares redeemed	(1,929)	(1,472)	—	—
Change in net assets resulting from Class R2 capital transactions	(1,118)	(67)	—	—
Class R3
Proceeds from shares issued	103	1,324	—	—
Distributions reinvested	24	5	—	—
Cost of shares redeemed	(304)	(450)	—	—
Change in net assets resulting from Class R3 capital transactions	(177)	879	—	—
Class R4
Proceeds from shares issued	234	705	—	—
Distributions reinvested	53	136	—	—
Cost of shares redeemed	(419)	(115)	—	—
Change in net assets resulting from Class R4 capital transactions	(132)	726	—	—
Class R5
Proceeds from shares issued	18	11	—	—
Distributions reinvested	3	8	—	—
Cost of shares redeemed	(35)	(23)	—	—
Change in net assets resulting from Class R5 capital transactions	(14)	(4)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Funds	October 31, 2023

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$121,708	$51,915	$142,063	$77,792
Distributions reinvested	25,070	96,450	19,893	39,614
Cost of shares redeemed	(139,642)	(205,769)	(163,991)	(89,015)
Change in net assets resulting from Class R6 capital transactions	7,136	(57,404)	(2,035)	28,391
Total change in net assets resulting from capital transactions	$(424,616)	$(361,808)	$(1,458,467)	$(408,719)
SHARE TRANSACTIONS:
Class A
Issued	10,046	10,906	88,923	103,460
Reinvested	1,254	3,154	21,852	38,265
Redeemed	(11,370)	(11,354)	(128,317)	(117,153)
Change in Class A Shares	(70)	2,706	(17,542)	24,572
Class C
Issued	837	1,553	6,672	10,976
Reinvested	657	1,961	5,127	13,907
Redeemed	(7,546)	(6,369)	(62,838)	(67,193)
Change in Class C Shares	(6,052)	(2,855)	(51,039)	(42,310)
Class I
Issued	16,978	20,991	62,284	78,373
Reinvested	3,084	10,009	18,984	39,674
Redeemed	(38,279)	(50,007)	(169,004)	(151,346)
Change in Class I Shares	(18,217)	(19,007)	(87,736)	(33,299)
Class R2
Issued	37	41	—	—
Reinvested	11	28	—	—
Redeemed	(112)	(77)	—	—
Change in Class R2 Shares	(64)	(8)	—	—
Class R3
Issued	5	67	—	—
Reinvested	2	— (a)	—	—
Redeemed	(17)	(23)	—	—
Change in Class R3 Shares	(10)	44	—	—
Class R4
Issued	14	40	—	—
Reinvested	3	6	—	—
Redeemed	(24)	(6)	—	—
Change in Class R4 Shares	(7)	40	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	115

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	1	1	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(2)	(1)	—	—
Change in Class R5 Shares	(1)	— (a)	—	—
Class R6
Issued	6,903	2,621	15,262	7,621
Reinvested	1,477	4,487	2,139	3,749
Redeemed	(7,933)	(11,269)	(17,488)	(8,796)
Change in Class R6 Shares	447	(4,161)	(87)	2,574

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Funds	October 31, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund
Class A
Year Ended October 31, 2023	$16.91	$0.37	$0.21	$0.58	$(0.67)	$—	$(0.67)
Year Ended October 31, 2022	23.57	0.19	(4.69)	(4.50)	(0.36)	(1.80)	(2.16)
Year Ended October 31, 2021	19.27	0.22	4.50	4.72	(0.28)	(0.14)	(0.42)
Year Ended October 31, 2020	18.82	0.27	0.46	0.73	(0.28)	—	(0.28)
Year Ended October 31, 2019	17.71	0.36	1.22	1.58	(0.47)	—	(0.47)
Class C
Year Ended October 31, 2023	16.58	0.27	0.21	0.48	(0.64)	—	(0.64)
Year Ended October 31, 2022	23.15	0.09	(4.58)	(4.49)	(0.28)	(1.80)	(2.08)
Year Ended October 31, 2021	18.94	0.11	4.41	4.52	(0.17)	(0.14)	(0.31)
Year Ended October 31, 2020	18.54	0.18	0.46	0.64	(0.24)	—	(0.24)
Year Ended October 31, 2019	17.47	0.27	1.19	1.46	(0.39)	—	(0.39)
Class I
Year Ended October 31, 2023	17.02	0.42	0.21	0.63	(0.68)	—	(0.68)
Year Ended October 31, 2022	23.72	0.24	(4.73)	(4.49)	(0.41)	(1.80)	(2.21)
Year Ended October 31, 2021	19.39	0.28	4.52	4.80	(0.33)	(0.14)	(0.47)
Year Ended October 31, 2020	18.91	0.32	0.47	0.79	(0.31)	—	(0.31)
Year Ended October 31, 2019	17.79	0.41	1.22	1.63	(0.51)	—	(0.51)
Class R2
Year Ended October 31, 2023	16.78	0.30	0.21	0.51	(0.65)	—	(0.65)
Year Ended October 31, 2022	23.40	0.12	(4.65)	(4.53)	(0.29)	(1.80)	(2.09)
Year Ended October 31, 2021	19.14	0.14	4.45	4.59	(0.19)	(0.14)	(0.33)
Year Ended October 31, 2020	18.73	0.20	0.46	0.66	(0.25)	—	(0.25)
Year Ended October 31, 2019	17.64	0.30	1.20	1.50	(0.41)	—	(0.41)
Class R3
Year Ended October 31, 2023	16.97	0.35	0.21	0.56	(0.66)	—	(0.66)
Year Ended October 31, 2022	23.65	0.16	(4.70)	(4.54)	(0.34)	(1.80)	(2.14)
Year Ended October 31, 2021	19.34	0.20	4.50	4.70	(0.25)	(0.14)	(0.39)
Year Ended October 31, 2020	18.90	0.24	0.48	0.72	(0.28)	—	(0.28)
Year Ended October 31, 2019	17.79	0.34	1.22	1.56	(0.45)	—	(0.45)
Class R4
Year Ended October 31, 2023	16.91	0.39	0.21	0.60	(0.67)	—	(0.67)
Year Ended October 31, 2022	23.57	0.21	(4.68)	(4.47)	(0.39)	(1.80)	(2.19)
Year Ended October 31, 2021	19.28	0.26	4.48	4.74	(0.31)	(0.14)	(0.45)
Year Ended October 31, 2020	18.81	0.30	0.47	0.77	(0.30)	—	(0.30)
Year Ended October 31, 2019	17.71	0.42	1.17	1.59	(0.49)	—	(0.49)
Class R5
Year Ended October 31, 2023	17.04	0.41	0.22	0.63	(0.68)	—	(0.68)
Year Ended October 31, 2022	23.73	0.25	(4.72)	(4.47)	(0.42)	(1.80)	(2.22)
Year Ended October 31, 2021	19.39	0.33	4.48	4.81	(0.33)	(0.14)	(0.47)
Year Ended October 31, 2020	18.92	0.33	0.46	0.79	(0.32)	—	(0.32)
Year Ended October 31, 2019	17.80	0.42	1.22	1.64	(0.52)	—	(0.52)
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(d)	Portfolio turnover rate (excluding securities sold short)(f)	Portfolio turnover rate (including securities sold short)(f)

$16.82	3.39%	$596,497	1.01%	2.11%	1.17%	136%	— %
16.91	(20.90)	600,741	1.03 (g)	0.98	1.18 (g)	92	100
23.57	24.67	773,563	1.04 (g)	0.97	1.18 (g)	101	110
19.27	3.94	472,779	1.03 (g)	1.45	1.19 (g)	105	116
18.82	9.08	443,776	1.05 (g)	2.00	1.26 (g)	111	139

16.42	2.89	221,791	1.51	1.58	1.67	136	—
16.58	(21.26)	324,254	1.53 (g)	0.47	1.68 (g)	92	100
23.15	24.02	519,020	1.54 (g)	0.49	1.68 (g)	101	110
18.94	3.44	463,256	1.54 (g)	0.95	1.69 (g)	105	116
18.54	8.54	526,390	1.55 (g)	1.49	1.76 (g)	111	139

16.97	3.68	1,343,601	0.76	2.34	0.92	136	—
17.02	(20.74)	1,657,768	0.78 (g)	1.22	0.93 (g)	92	100
23.72	24.96	2,760,026	0.79 (g)	1.23	0.93 (g)	101	110
19.39	4.25	2,091,223	0.78 (g)	1.71	0.93 (g)	105	116
18.91	9.36	2,170,359	0.80 (g)	2.25	1.00 (g)	111	139

16.64	3.02	3,737	1.38	1.72	1.45	136	—
16.78	(21.17)	4,859	1.40 (g)	0.62	1.45 (g)	92	100
23.40	24.16	6,946	1.41 (g)	0.61	1.45 (g)	101	110
19.14	3.55	5,724	1.40 (g)	1.09	1.46 (g)	105	116
18.73	8.69	5,394	1.42 (g)	1.64	1.56 (g)	111	139

16.87	3.29	1,237	1.13	1.97	1.17	136	—
16.97	(21.01)	1,410	1.15 (g)	0.83	1.18 (g)	92	100
23.65	24.47	932	1.16 (g)	0.86	1.18 (g)	101	110
19.34	3.85	720	1.15 (g)	1.22	1.26 (g)	105	116
18.90	8.97	50	1.17 (g)	1.83	1.44 (g)	111	139

16.84	3.54	1,529	0.88	2.24	0.92	136	—
16.91	(20.78)	1,656	0.89 (g)	1.11	0.93 (g)	92	100
23.57	24.77	1,377	0.91 (g)	1.12	0.93 (g)	101	110
19.28	4.13	688	0.90 (g)	1.59	0.95 (g)	105	116
18.81	9.20	631	0.92 (g)	2.29	1.02 (g)	111	139

16.99	3.69	48	0.73	2.29	0.79	136	—
17.04	(20.66)	61	0.75 (g)	1.26	0.79 (g)	92	100
23.73	25.00	89	0.76 (g)	1.43	0.81 (g)	101	110
19.39	4.23	22	0.75 (g)	1.73	0.97 (g)	105	116
18.92	9.39	21	0.78 (g)	2.27	1.00 (g)	111	139
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund (continued)
Class R6
Year Ended October 31, 2023	$17.02	$0.44	$0.20	$0.64	$(0.68)	$—	$(0.68)
Year Ended October 31, 2022	23.71	0.27	(4.72)	(4.45)	(0.44)	(1.80)	(2.24)
Year Ended October 31, 2021	19.38	0.31	4.52	4.83	(0.36)	(0.14)	(0.50)
Year Ended October 31, 2020	18.91	0.35	0.46	0.81	(0.34)	—	(0.34)
Year Ended October 31, 2019	17.79	0.43	1.22	1.65	(0.53)	—	(0.53)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Does not include expenses of Underlying Funds.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
The Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For the year ended October 31,
2023 the Fund did not transact in securities sold short.

(g)

	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	— %	1.02%	1.03%	1.02%	1.02%
Class C	—	1.52	1.53	1.53	1.52
Class I	—	0.77	0.78	0.77	0.77
Class R2	—	1.39	1.40	1.39	1.39
Class R3	—	1.14	1.15	1.14	1.14
Class R4	—	0.88	0.90	0.89	0.89
Class R5	—	0.74	0.75	0.74	0.75
Class R6	—	0.64	0.65	0.64	0.64
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	—	1.17	1.17	1.18	1.23
Class C	—	1.67	1.67	1.68	1.73
Class I	—	0.92	0.92	0.92	0.97
Class R2	—	1.44	1.44	1.45	1.53
Class R3	—	1.17	1.17	1.25	1.41
Class R4	—	0.92	0.92	0.94	0.99
Class R5	—	0.78	0.80	0.96	0.97
Class R6	—	0.67	0.67	0.67	0.72
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(d)	Portfolio turnover rate (excluding securities sold short)(f)	Portfolio turnover rate (including securities sold short)(f)

$16.98	3.78%	$696,721	0.63%	2.50%	0.67%	136%	— %
17.02	(20.59)	690,542	0.65 (g)	1.36	0.68 (g)	92	100
23.71	25.13	1,060,644	0.66 (g)	1.36	0.68 (g)	101	110
19.38	4.34	594,754	0.65 (g)	1.83	0.68 (g)	105	116
18.91	9.50	528,192	0.67 (g)	2.35	0.75 (g)	111	139
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Income Builder Fund
Class A
Year Ended October 31, 2023	$9.01	$0.46	$(0.23)	$0.23	$(0.47)	$—	$(0.47)
Year Ended October 31, 2022	11.62	0.41	(2.08)	(1.67)	(0.44)	(0.50)	(0.94)
Year Ended October 31, 2021	10.21	0.40	1.42	1.82	(0.41)	—	(0.41)
Year Ended October 31, 2020	10.73	0.38	(0.49)	(0.11)	(0.39)	(0.02)	(0.41)
Year Ended October 31, 2019	10.13	0.41	0.60	1.01	(0.41)	—	(0.41)
Class C
Year Ended October 31, 2023	8.98	0.42	(0.24)	0.18	(0.42)	—	(0.42)
Year Ended October 31, 2022	11.58	0.36	(2.07)	(1.71)	(0.39)	(0.50)	(0.89)
Year Ended October 31, 2021	10.19	0.34	1.40	1.74	(0.35)	—	(0.35)
Year Ended October 31, 2020	10.70	0.32	(0.47)	(0.15)	(0.34)	(0.02)	(0.36)
Year Ended October 31, 2019	10.10	0.36	0.60	0.96	(0.36)	—	(0.36)
Class I
Year Ended October 31, 2023	9.03	0.48	(0.24)	0.24	(0.48)	—	(0.48)
Year Ended October 31, 2022	11.64	0.43	(2.09)	(1.66)	(0.45)	(0.50)	(0.95)
Year Ended October 31, 2021	10.23	0.41	1.42	1.83	(0.42)	—	(0.42)
Year Ended October 31, 2020	10.74	0.39	(0.48)	(0.09)	(0.40)	(0.02)	(0.42)
Year Ended October 31, 2019	10.14	0.43	0.60	1.03	(0.43)	—	(0.43)
Class R6
Year Ended October 31, 2023	9.03	0.49	(0.24)	0.25	(0.49)	—	(0.49)
Year Ended October 31, 2022	11.64	0.44	(2.09)	(1.65)	(0.46)	(0.50)	(0.96)
Year Ended October 31, 2021	10.23	0.42	1.42	1.84	(0.43)	—	(0.43)
Year Ended October 31, 2020	10.74	0.40	(0.48)	(0.08)	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2019	10.14	0.43	0.61	1.04	(0.44)	—	(0.44)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$8.77	2.33%	$4,084,316	0.73%	4.95%	1.02%	48%
9.01	(15.40)	4,354,310	0.75	4.04	1.02	56
11.62	17.94	5,328,533	0.75	3.47	1.02	72
10.21	(1.01)	4,132,310	0.74	3.65	1.02	64
10.73	10.20	3,678,891	0.74	3.90	1.05	48

8.74	1.81	803,856	1.23	4.49	1.52	48
8.98	(15.80)	1,284,317	1.25	3.50	1.52	56
11.58	17.18	2,146,228	1.25	2.95	1.52	72
10.19	(1.42)	2,497,469	1.24	3.16	1.52	64
10.70	9.67	3,814,158	1.24	3.43	1.55	48

8.79	2.48	3,261,981	0.58	5.14	0.77	48
9.03	(15.24)	4,142,959	0.60	4.18	0.77	56
11.64	18.08	5,728,166	0.60	3.61	0.76	72
10.23	(0.76)	4,930,991	0.59	3.80	0.77	64
10.74	10.35	5,672,266	0.59	4.08	0.80	48

8.79	2.57	381,308	0.50	5.21	0.52	48
9.03	(15.16)	392,531	0.51	4.29	0.52	56
11.64	18.18	476,037	0.51	3.69	0.51	72
10.23	(0.68)	508,648	0.51	3.90	0.52	64
10.74	10.44	354,830	0.51	4.15	0.55	48
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Funds	123

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Global Allocation Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan Income Builder Fund	Class A, Class C, Class I and Class R6	Diversified
The investment objective of JPMorgan Global Allocation Fund (“Global Allocation Fund”) is to seek to maximize long-term total return.
The investment objective of JPMorgan Income Builder Fund (“Income Builder Fund”) is to seek to maximize income while maintaining prospects for capital appreciation.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the  "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee.  The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board.  The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds.  The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

124	J.P. Morgan Funds	October 31, 2023

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAV is calculated.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Income Builder Fund at October 31, 2023.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Global Allocation Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$155,670	$—	$155,670
Collateralized Mortgage Obligations	—	— (a)	—	— (a)
Commercial Mortgage-Backed Securities	—	421	—	421
Common Stocks
Australia	—	10,401	—	10,401
Austria	—	223	—	223
Belgium	15	3,574	—	3,589
Brazil	6,627	34	—	6,661
Burkina Faso	—	24	—	24
Canada	14,468	—	—	14,468
Chile	502	41	—	543
China	10,862	32,830	—	43,692
Denmark	—	22,571	—	22,571
Finland	38	944	—	982
France	—	78,218	—	78,218
Germany	—	36,186	—	36,186
Greece	—	441	—	441

October 31, 2023	J.P. Morgan Funds	125

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Hong Kong	$19	$11,552	$—	$11,571
Hungary	—	576	—	576
India	15,939	1,335	—	17,274
Indonesia	—	7,158	—	7,158
Ireland	80	285	—	365
Israel	188	311	—	499
Italy	—	4,891	—	4,891
Japan	—	61,531	—	61,531
Jordan	—	24	—	24
Luxembourg	—	115	—	115
Macau	—	516	—	516
Mexico	11,265	—	—	11,265
Netherlands	112	42,014	—	42,126
New Zealand	93	119	—	212
Norway	—	588	—	588
Peru	1,023	—	—	1,023
Poland	—	546	—	546
Portugal	—	171	—	171
Russia	—	—	31	31
Saudi Arabia	—	2,177	—	2,177
Singapore	132	14,397	—	14,529
South Africa	1,764	1,969	—	3,733
South Korea	—	28,800	—	28,800
Spain	12	4,444	—	4,456
Sweden	—	12,117	—	12,117
Switzerland	176	10,510	—	10,686
Taiwan	27,532	13,926	—	41,458
Thailand	—	1,871	—	1,871
United Arab Emirates	—	—	— (b)	— (b)
United Kingdom	2,012	58,537	—	60,549
United States	764,498	25,361	254	790,113
Total Common Stocks	857,357	491,328	285	1,348,970
Convertible Preferred Stocks	—	—	590	590
Corporate Bonds	—	655,096	—	655,096
Exchange-Traded Funds	8,521	—	—	8,521
Foreign Government Securities	—	376,708	—	376,708
Investment Companies	100,074	—	—	100,074
Loan Assignments	—	—	814	814
Preferred Stocks	—	—	26	26
Rights	—	—	22	22
Supranational	—	12,529	—	12,529
U.S. Treasury Obligations	—	34,273	—	34,273
Warrants	—	—	15	15
Short-Term Investments
Certificates of Deposits	—	3,850	—	3,850
Commercial Paper	—	81,872	—	81,872
Foreign Government Treasury Bills	—	232	—	232
Investment Companies	63,971	—	—	63,971

126	J.P. Morgan Funds	October 31, 2023

Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investment of Cash Collateral from Securities Loaned	$23,660	$—	$—	$23,660
Total Short-Term Investments	87,631	85,954	—	173,585
Total Investments in Securities	$1,053,583	$1,811,979	$1,752	$2,867,314
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$420	$—	$420
Futures Contracts	8,353	25	—	8,378
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(1,131)	—	(1,131)
Futures Contracts	(47,303)	(236)	—	(47,539)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(38,950)	$(922)	$—	$(39,872)

(a)	Amount rounds to less than one thousand.
(b)	Value is zero.
There were no significant transfers into or out of level 3 for the year ended October 31, 2023.
Income Builder Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$57,413	$—	$57,413
United States	—	139,549	13,369	152,918
Total Asset-Backed Securities	—	196,962	13,369	210,331
Collateralized Mortgage Obligations
Bermuda	—	708	—	708
United States	—	320,749	2	320,751
Total Collateralized Mortgage Obligations	—	321,457	2	321,459
Commercial Mortgage-Backed Securities	—	336,394	—	336,394
Common Stocks
Australia	—	64,080	—	64,080
Austria	—	10,433	—	10,433
Belgium	1,515	6,893	—	8,408
Brazil	26,590	1,095	—	27,685
Canada	154,622	—	—	154,622
Chile	4,899	—	—	4,899
China	18,393	157,241	—	175,634
Denmark	—	26,906	—	26,906
Finland	4,447	50,299	—	54,746
France	—	129,921	—	129,921
Germany	—	99,033	—	99,033
Hong Kong	643	32,800	—	33,443
India	16,195	22,904	—	39,099
Indonesia	—	26,260	—	26,260
Ireland	1,963	—	—	1,963

October 31, 2023	J.P. Morgan Funds	127

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Israel	$—	$2,184	$—	$2,184
Italy	—	77,033	—	77,033
Japan	—	120,181	—	120,181
Luxembourg	—	—	6,151	6,151
Mexico	33,982	—	—	33,982
Netherlands	—	58,935	—	58,935
New Zealand	1,194	5,016	—	6,210
Norway	3,013	28,460	—	31,473
Poland	—	8,954	—	8,954
Portugal	812	5,356	—	6,168
Russia	—	—	106	106
Saudi Arabia	—	11,023	—	11,023
Singapore	4,056	29,569	—	33,625
South Africa	32,480	10,272	—	42,752
South Korea	886	70,388	—	71,274
Spain	1,894	88,070	—	89,964
Sweden	—	44,326	—	44,326
Switzerland	197	39,560	—	39,757
Taiwan	16,706	90,209	—	106,915
Thailand	—	10,545	—	10,545
United Kingdom	22,176	189,973	—	212,149
United States	1,302,548	94,041	7,182	1,403,771
Total Common Stocks	1,649,211	1,611,960	13,439	3,274,610
Convertible Bonds
Australia	—	996	—	996
Belgium	—	408	—	408
Canada	—	890	—	890
China	—	3,912	—	3,912
France	—	3,499	—	3,499
Germany	—	2,671	—	2,671
Israel	—	1,471	—	1,471
Mexico	—	412	—	412
New Zealand	—	1,085	—	1,085
Singapore	—	979	—	979
South Korea	—	264	—	264
Spain	—	934	—	934
Switzerland	—	598	—	598
United Arab Emirates	—	2,124	—	2,124
United Kingdom	—	3,284	—	3,284
United States	—	32,412	2,817	35,229
Vietnam	—	282	—	282
Total Convertible Bonds	—	56,221	2,817	59,038
Convertible Preferred Stocks
United States	6,407	—	7,518	13,925
Corporate Bonds
Australia	—	9,826	—	9,826
Austria	—	1,256	—	1,256
Azerbaijan	—	2,077	—	2,077

128	J.P. Morgan Funds	October 31, 2023

Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Bahrain	$—	$1,154	$—	$1,154
Belgium	—	193	—	193
Brazil	—	4,123	—	4,123
Canada	—	155,318	—	155,318
China	—	16,538	—	16,538
Colombia	—	1,876	—	1,876
Denmark	—	4,559	—	4,559
Finland	—	7,605	—	7,605
France	—	82,953	—	82,953
Germany	—	7,639	—	7,639
Guatemala	—	1,026	—	1,026
Hong Kong	—	13,416	—	13,416
India	—	27,932	—	27,932
Indonesia	—	13,329	—	13,329
Ireland	—	16,261	—	16,261
Israel	—	992	—	992
Italy	—	8,565	—	8,565
Japan	—	12,001	—	12,001
Kazakhstan	—	2,549	—	2,549
Luxembourg	—	17,825	1	17,826
Macau	—	13,905	—	13,905
Malaysia	—	274	—	274
Mexico	—	15,289	—	15,289
Morocco	—	352	—	352
Netherlands	—	36,635	—	36,635
New Zealand	—	288	—	288
Norway	—	8,289	—	8,289
Panama	—	771	—	771
Paraguay	—	257	—	257
Peru	—	1,258	—	1,258
Philippines	—	3,461	—	3,461
Singapore	—	402	—	402
South Africa	—	2,072	—	2,072
South Korea	—	1,711	—	1,711
Spain	—	36,242	—	36,242
Sweden	—	8,207	—	8,207
Switzerland	—	29,205	—	29,205
Thailand	—	4,801	—	4,801
United Kingdom	—	137,389	—	137,389
United States	—	2,149,344	1,301	2,150,645
Uzbekistan	—	1,060	—	1,060
Venezuela, Bolivarian Republic of	—	911	—	911
Total Corporate Bonds	—	2,861,136	1,302	2,862,438
Exchange-Traded Funds	776,997	—	—	776,997
Foreign Government Securities	—	107,899	—	107,899
Loan Assignments
France	—	564	—	564
Germany	—	343	—	343

October 31, 2023	J.P. Morgan Funds	129

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Ireland	$—	$499	$—	$499
Luxembourg	—	8,445	—	8,445
Netherlands	—	718	—	718
United States	—	132,728	7,303	140,031
Total Loan Assignments	—	143,297	7,303	150,600
Mortgage-Backed Securities	—	877	—	877
Preferred Stocks
United States	40,627	—	1,517	42,144
Rights
Luxembourg	—	—	—	—
United States	—	—	622	622
Total Rights	—	—	622	622
U.S. Treasury Obligations	—	89,305	—	89,305
Warrants
United Kingdom	—	—	772	772
United States	—	— (a)	—	— (a)
Total Warrants	—	— (a)	772	772
Short-Term Investments
Certificates of Deposits	—	1,657	—	1,657
Commercial Paper	—	13,503	—	13,503
Investment Companies	259,465	—	—	259,465
Investment of Cash Collateral from Securities Loaned	138,681	—	—	138,681
U.S. Treasury Obligations	—	3,569	—	3,569
Total Short-Term Investments	398,146	18,729	—	416,875
Total Investments in Securities	$2,871,388	$5,744,237	$48,661	$8,664,286
Appreciation in Other Financial Instruments
Futures Contracts	$14,725	$—	$—	$14,725
Depreciation in Other Financial Instruments
Futures Contracts	(132,674)	—	—	(132,674)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(117,949)	$—	$—	$(117,949)

(a)	Amount rounds to less than one thousand.
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
Income Builder Fund	Balance as of October 31, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2023
Investments in Securities:
Asset-Backed Securities	$84,575	$(277)	$626	$20	$— (a)	$(26,101)	$3,725	$(49,199)	$13,369
Collateralized Mortgage Obligations	144,403	48	680	— (a)	5,172	(20,292)	2	(130,011)	2
Commercial Mortgage-Backed Securities	269,605	(15,197)	18,877	34	—	(71,876)	—	(201,443)	—

130	J.P. Morgan Funds	October 31, 2023

Income Builder Fund	Balance as of October 31, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2023
Common Stocks	$9,550	$1,059	$(5,356)	$—	$—	$(1,059)	$9,245	$—	$13,439
Convertible Bonds	2,040	—	777	—	—	—	—	—	2,817
Convertible Preferred Stocks	7,100	—	418	—	—	—	—	—	7,518
Corporate Bonds	17	6	454	—	—	(7)	832	—	1,302
Loan Assignments	2,697	—	182	808	7,227	(3,611)	—	—	7,303
Preferred Stocks	2,537	—	(1,020)	—	—	—	—	—	1,517
Rights	622	—	— (a)	—	—	—	—	—	622
Warrants	2,162	—	(1,390)	—	—	—	—	—	772
Total	$525,308	$(14,361)	$14,248	$862	$12,399	$(122,946)	$13,804	$(380,653)	$48,661

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at October 31, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(6,494). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended October 31, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
The significant unobservable inputs used in the fair value measurement of the Funds' investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Income Builder Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at October 31, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$226	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	20.00% (20.00%)
	148	Terms of Restructuring	Expected Recovery	$1.00 ($1.00)
	- (b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
			Liquidity Discount	30.00% (30.00%)

Common Stocks	374
	- (b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
			Liquidity Discount	30.00% (30.00%)

Preferred Stocks	- (b)
	1,817	Discounted Cash Flow	Constant Prepayment Rate	8.00% - 18.00% (9.88%)
			Constant Default Rate	5.00% - 12.00% (10.68%)

October 31, 2023	J.P. Morgan Funds	131

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
	Fair Value at October 31, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
			Yield (Discount Rate of Cash Flows)	7.56% - 10.37% (8.09%)

Asset-Backed Securities	1,817
	3,735	Terms of Restructuring	Expected Recovery	10.90% - 100.00% (89.30%)
	3,568	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	17.75% - 19.75% (18.18%)

Loan Assignments	7,303
	2,817	Term of Restructuring	Liquidation Preference	71.43x (71.43x)

Convertible Bonds	2,817
	1	Pending Distribution Amount	Expected Recovery	$0.01 ($0.01)

Rights	1
Total	$12,312

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At October 31, 2023, the value of these investments was $36,349. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of October 31, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invested in loan assignments of all or a portion of the loans. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan. In addition, it is unclear whether loans, loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loans are secured by collateral, a Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.
Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid when purchased, may become illiquid and difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.
Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

132	J.P. Morgan Funds	October 31, 2023

D. Unfunded Commitments — Income Builder Fund may enter into commitments to buy and sell investments, including commitments to buy private placements to settle on future dates, as part of its normal investment activities. Commitments are generally traded and priced as part of a related private placement. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported on the Statement of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.
E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Income Builder Fund purchased when-issued securities, including To-Be-Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
The Funds may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund's transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund's custodian bank and is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan. These amounts are not reflected on the Funds' Statements of Assets and Liabilities.
Income Builder Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of October 31, 2023, which are shown as a Payable for Investment securities purchased — delayed delivery securities on the Statements of Assets and Liabilities. The values of these securities held at October 31, 2023 are detailed on the SOI, if any.
F. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

October 31, 2023	J.P. Morgan Funds	133

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Global Allocation Fund	$22,612	$(22,612)**	$—
Income Builder Fund	131,656	(131,656)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
**	Subsequent to October 31, 2023, additional collateral was received.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended October 31, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Global Allocation Fund	$3
Income Builder Fund	14
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
G. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Global Allocation Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan High Yield Fund Class R6 Shares (a)	$—	$130,415	$129,063	$(1,352)	$—	$—	—	$601	$—
JPMorgan Income Fund Class R6 Shares (a)	146,493	7,630	51,620	(5,825)	3,396	100,074	12,541	7,632	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (a) (b)	282,824	2,701,536	2,920,467	70	8	63,971	63,945	5,011	—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	45,756	281,001	306,000	7 *	(5)	20,759	20,755	1,361 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	5,399	165,683	168,181	—	—	2,901	2,901	216 *	—
Total	$480,472	$3,286,265	$3,575,331	$(7,100)	$3,399	$187,705		$14,821	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

134	J.P. Morgan Funds	October 31, 2023

Income Builder Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Equity Premium Income ETF (a)	$292,788	$467,784	$192,391	$(22,689)	$6,332	$551,824	10,487	$49,854	$—
JPMorgan Income ETF (a)	—	42,623	—	—	17	42,640	967	—	—
JPMorgan Nasdaq Equity Premium Income ETF (a)	—	192,902	—	—	(10,369)	182,533	3,954	4,878	—
JPMorgan Prime Money Market Fund Class IM Shares, 5.49% (a) (b)	47,930	464,759	472,706	5	8	39,996	39,980	2,189	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (a) (b)	407,567	5,467,642	5,655,783	18	25	219,469	219,381	9,571	—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	147,949	448,000	474,000	82 *	(70)	121,961	121,937	7,235 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	29,510	382,382	395,172	—	—	16,720	16,720	945 *	—
Total	$925,744	$7,466,092	$7,190,052	$(22,584)	$(4,057)	$1,175,143		$74,672	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
H. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
I. Derivatives  — The Funds used derivative instruments including options, futures contracts and forward foreign currency exchange contracts, in connection with their respective investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open

October 31, 2023	J.P. Morgan Funds	135

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Funds.
Notes I(1) - I(3) below describe the various derivatives used by the Funds.
(1) Options  — Global Allocation Fund purchased put and call options on various instruments including futures, securities and currencies to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.
Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options Purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2) Futures Contracts — The Funds used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price, foreign exchange and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(3) Forward Foreign Currency Exchange Contracts — Global Allocation Fund is exposed to foreign currency risks associated with some or all of its portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of its investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rates of the underlying currencies. Changes in the value of these contracts are recorded as Change in net unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

136	J.P. Morgan Funds	October 31, 2023

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(4) Summary of Derivatives Information —The following tables present the value of derivatives held as of October 31, 2023, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	Global Allocation Fund	Income Builder Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$4,691	$14,725
Unrealized Depreciation on Futures Contracts *	(28,917)	(16)
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	1,195	—
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	420	—
Unrealized Depreciation on Futures Contracts *	(151)	—
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(1,131)	—
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	2,492	—
Unrealized Depreciation on Futures Contracts *	(18,471)	(132,658)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	(39,161)	(117,949)
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	(711)	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2023, by primary underlying risk exposure:
	Global Allocation Fund	Income Builder Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$10,003	$(57,508)
Purchased Options	(11,484)	—
Foreign Exchange Rate Risk Exposure:
Futures Contracts	84	—
Forward Foreign Currency Exchange Contracts	(44,891)	—
Interest Rate Risk Exposure:
Futures Contracts	(68,056)	(210,176)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(44,767)	(18,403)
Foreign Exchange Rate Risk Exposure:
Futures Contracts	15,120	—
Forward Foreign Currency Exchange Contracts	(7,102)	—

October 31, 2023	J.P. Morgan Funds	137

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
	Global Allocation Fund	Income Builder Fund
Interest Rate Risk Exposure:
Futures Contracts	$1,364	$(27,079)
Derivatives Volume
The table below discloses the volume of the Funds' options, futures contracts and forward foreign currency exchange contracts activity during the year ended October 31, 2023. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands, except number of contracts):
	Global Allocation Fund	Income Builder Fund
Futures Contracts:
Average Notional Balance Long	$1,414,643	$2,915,735
Average Notional Balance Short	(347,061)	(513,416)
Ending Notional Balance Long	1,121,777	3,378,954
Ending Notional Balance Short	(417,246)	(287,584)
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	(233,323)	—
Average Settlement Value Sold	572,581	—
Ending Settlement Value Purchased	(117,712)	—
Ending Settlement Value Sold	77,968	—
Exchange-Traded Options:
Average Number of Contracts Purchased	3,956	—
The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding options, non-deliverable forward foreign currency exchange contracts and/or OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMCB, an affiliate of the Funds.
The Funds' derivatives contracts held at October 31, 2023 are not accounted for as hedging instruments under GAAP.
J. Equity-Linked Notes — Income Builder Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.
K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

138	J.P. Morgan Funds	October 31, 2023

L. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2023 are as follows:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Global Allocation Fund
Transfer agency fees	$24	$16	$19	$2	$— (a)	$— (a)	$— (a)	$10	$71
Income Builder Fund
Transfer agency fees	123	39	54	n/a	n/a	n/a	n/a	10	226

(a)	Amount rounds to less than one thousand.
M. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of October 31, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
N. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least monthly for Income Builder Fund and declared and paid at least quarterly for Global Allocation Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Global Allocation Fund	$(20,772)	$(51,945)	$72,717
Income Builder Fund	786	7,167	(7,953)
The reclassifications for the Funds relate primarily to foreign currency gains or losses and tax adjustments on certain investments.
3. Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Global Allocation Fund	0.55%
Income Builder Fund	0.42

October 31, 2023	J.P. Morgan Funds	139

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended October 31, 2023, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of each Fund do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Global Allocation Fund	0.25%	0.75%	0.50%	0.25%
Income Builder Fund	0.25	0.75	n/a	n/a
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Global Allocation Fund	$18	$— (a)
Income Builder Fund	131	1

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
Income Builder Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

140	J.P. Morgan Funds	October 31, 2023

F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Global Allocation Fund	1.03%	1.53%	0.78%	1.40%	1.15%	0.90%	0.75%	0.65%
Income Builder Fund	0.75	1.25	0.60	n/a	n/a	n/a	n/a	0.52
The expense limitation agreements were in effect for the year ended October 31, 2023 and are in place until at least February 29, 2024.
For the year ended October 31, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the  Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Global Allocation Fund	$580	$387	$3,047	$4,014	$8
Income Builder Fund	455	303	20,734	21,492	1,803
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2023 were as follows:

Global Allocation Fund	$244
Income Builder Fund	521
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended October 31, 2023 the amount of these reimbursements were as follows:

Global Allocation Fund	$2
Income Builder Fund	3
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended October 31, 2023, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

October 31, 2023	J.P. Morgan Funds	141

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
4. Investment Transactions
During the year ended October 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Global Allocation Fund	$3,988,890	$4,364,582	$49,745	$59,929
Income Builder Fund	4,372,220	5,864,277	128,434	92,339
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund	$2,697,688	$316,653	$186,899	$129,754
Income Builder Fund	9,028,279	520,776	1,002,718	(481,942)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, tax adjustments on certain investments and tax adjustments on certain derivatives.
The tax character of distributions paid during the year ended October 31, 2023 was as follows:
	Ordinary Income*	Total Distributions Paid
Global Allocation Fund	$124,473	$124,473
Income Builder Fund	484,325	484,325

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended October 31, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Global Allocation Fund	$311,808	$165,097	$476,905
Income Builder Fund	719,734	382,213	1,101,947

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of October 31, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Global Allocation Fund	$—	$(337,402)	$35,539
Income Builder Fund	4,311	(992,131)	(482,020)
The cumulative timing differences primarily consist of tax adjustments on certain investments, tax adjustments on certain derivatives, straddle loss deferrals and wash sale loss deferrals.

142	J.P. Morgan Funds	October 31, 2023

At October 31, 2023, the following Funds had net capital loss carryforwards, which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Global Allocation Fund	$228,726	$108,676
Income Builder Fund	453,247	538,883
During the year ended October 31, 2023, the following Fund utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Global Allocation Fund	$—	$26,328
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended October 31, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2023.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended October 31, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

October 31, 2023	J.P. Morgan Funds	143

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
As of October 31, 2023, the Funds had individual shareholder and/or affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Global Allocation Fund	—	— %	2	22.0%
Income Builder Fund	1	16.3	3	36.5
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds are subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates.  If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Funds invest in variable and floating rate loans and other variable and floating rate securities. Although these investments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.  The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Funds are subject to credit risk. The Funds' investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Funds' investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds' securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e. the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as "junk bonds"). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.
Global Allocation Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of October 31, 2023, a significant portion of each Fund's investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses and could make derivatives more difficult for the Funds to value accurately. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Funds do not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Funds to risks of mispricing or improper valuation.
The Funds are subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
The Funds invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

144	J.P. Morgan Funds	October 31, 2023

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were  perceived as comparatively stable becoming riskier and more volatile.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

October 31, 2023	J.P. Morgan Funds	145

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Global Allocation Fund and JPMorgan Income Builder Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Global Allocation Fund and JPMorgan Income Builder Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the "Funds") as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 21, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

146	J.P. Morgan Funds	October 31, 2023

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	170	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	170	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	170	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	170
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	170	None

October 31, 2023	J.P. Morgan Funds	147

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	170	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	170
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	170
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	170	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	170	None

148	J.P. Morgan Funds	October 31, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	170
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	170	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	170	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (170 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

October 31, 2023	J.P. Morgan Funds	149

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

150	J.P. Morgan Funds	October 31, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

October 31, 2023	J.P. Morgan Funds	151

OFFICERS
(Unaudited) (continued)
Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

152	J.P. Morgan Funds	October 31, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2023, and continued to hold your shares at the end of the reporting period, October 31, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Global Allocation Fund
Class A
Actual	$1,000.00	$943.40	$4.95	1.01%
Hypothetical	1,000.00	1,020.11	5.14	1.01
Class C
Actual	1,000.00	941.50	7.39	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Class I
Actual	1,000.00	944.90	3.73	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
Class R2
Actual	1,000.00	941.70	6.75	1.38
Hypothetical	1,000.00	1,018.25	7.02	1.38
Class R3
Actual	1,000.00	943.00	5.53	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class R4
Actual	1,000.00	944.50	4.31	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R5
Actual	1,000.00	945.50	3.58	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R6
Actual	1,000.00	945.40	3.09	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

October 31, 2023	J.P. Morgan Funds	153

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Income Builder Fund
Class A
Actual	$1,000.00	$943.50	$3.53	0.72%
Hypothetical	1,000.00	1,021.58	3.67	0.72
Class C
Actual	1,000.00	940.80	5.97	1.22
Hypothetical	1,000.00	1,019.05	6.21	1.22
Class I
Actual	1,000.00	944.30	2.79	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class R6
Actual	1,000.00	944.70	2.40	0.49
Hypothetical	1,000.00	1,022.73	2.50	0.49

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

154	J.P. Morgan Funds	October 31, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

October 31, 2023	J.P. Morgan Funds	155

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees  (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings June 20-21, 2023 and August 8-10, 2023, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for each Fund and the other J.P. Morgan Funds overseen by the Board in which the Funds may invest (“Underlying Funds”).  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 10, 2023.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the
Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Funds and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund, including personnel changes, if any;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for each Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Fund complex;

156	J.P. Morgan Funds	October 31, 2023

•  The administration services provided by the Adviser in its role as Administrator;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Funds and Underlying Funds;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund and Underlying Fund.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to each Fund, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMorgan Distributions Services, Inc. (“JPMDS”), an affiliate of the Adviser and the Adviser, earn fees from each Fund and/or Underlying Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund and/or Underlying Funds, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Funds.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain fair and reasonable relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and

October 31, 2023	J.P. Morgan Funds	157

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about each Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for each Fund in a report prepared by
Broadridge. The Trustees considered the total return performance information, which included the ranking of each Fund within a performance universe comprised of funds’ selected share classes with the same Broadridge investment classification and objective (the “Universe”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum.   The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for each Fund at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared for certain Funds by the independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Global Allocation Fund’s performance for Class A  shares was in the fifth, third and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for both Class I and Class R6 shares was in the fifth, third and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Income Builder Fund’s performance for Class A, Class I and Class R6 shares was in the third, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other

158	J.P. Morgan Funds	October 31, 2023

funds’ selected share classes in the Universe, as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Global Allocation Fund’s net advisory fee for Class A shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that actual total expenses for Class A shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.
The Trustees noted that the Income Builder Fund’s net advisory fee for Class A shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that net advisory fee for Class I shares was in the first and third quintiles of the Peer Group and Universe, respectively, and that actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund may invest.

October 31, 2023	J.P. Morgan Funds	159

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2023:
Dividends Received Deduction
JPMorgan Global Allocation Fund	10.48%
JPMorgan Income Builder Fund	9.17
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions  treated as qualified dividends for the fiscal year ended October 31, 2023:
Qualified Dividend Income
JPMorgan Global Allocation Fund	$27,650
JPMorgan Income Builder Fund	135,307

160	J.P. Morgan Funds	October 31, 2023

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

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THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. October 2023.
AN-IB-GAL-1023

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial experts are Gary L. French, Kathleen M. Gallagher, Raymond Kanner and Lawrence R. Maffia, each of whom is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2023 – $625,893

2022 – $837,633

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2023 – $105,514

2022 – $152,543

Audit-related fees consists of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2023 – $153,757

2022 – $235,368

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2023 and 2022, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2023 – Not applicable

2022 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2023 – 0.0%

2022 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2022 - $31.9 million

2021 - $30.8 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 28, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
December 28, 2023